As filed with the Securities and Exchange Commission on April 21, 2005
Registration Nos.

33-88460
811-08946

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No	☐
Post-Effective Amendment No. 31	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 131	☒

(Check appropriate box or boxes)

SEPARATE ACCOUNT A

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3743
(Depositor’s Telephone Number, including Area Code)
Diane N. Ledger
Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and address of agent for service)

Copies of all communications to:

Diane N. Ledger	Ruth Epstein, Esq
Pacific Life Insurance Company	Dechert LLP
P.O. Box 9000	1775 Eye Street, N.W
Newport Beach, CA 92658-9030	Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2005 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on ___________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Portfolios and Pacific Portfolios for Chase Variable Annuity individual flexible premium variable annuity contracts.

Filing Fee: None

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A
Item No.		Prospectus Heading
1.	Cover Page	Cover Page

2.	Definitions	TERMS USED IN THIS PROSPECTUS

3.	Synopsis	AN OVERVIEW OF PACIFIC PORTFOLIOS

4.	Condensed Financial Information	YOUR INVESTMENT OPTIONS — Variable Investment Option Performance; ADDITIONAL INFORMATION — Financial Statements; FINANCIAL HIGHLIGHTS

5.	General Description of Registrant, Depositor and Portfolio Companies	AN OVERVIEW OF PACIFIC PORTFOLIOS; PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life, — Separate Account A; YOUR INVESTMENT OPTIONS — Your Variable Investment Options; ADDITIONAL INFORMATION — Voting Rights

6.	Deductions	AN OVERVIEW OF PACIFIC PORTFOLIOS; FEE TABLE; HOW YOUR INVESTMENTS ARE ALLOCATED — Transfers and Market–timing Restrictions; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS — Optional Withdrawals

7.	General Description of Variable Annuity Contracts	AN OVERVIEW OF PACIFIC PORTFOLIOS; PURCHASING YOUR CONTRACT — How to Apply for your Contract; HOW YOUR INVESTMENTS ARE ALLOCATED; RETIREMENT BENEFITS AND OTHER PAYOUTS — Choosing Your Annuity Option, — Your Annuity Payments, — Death Benefits; OTHER OPTIONAL RIDERS; ADDITIONAL INFORMATION — Voting Rights, — Changes to Your Contract, — Changes to ALL Contracts, — Inquiries and Submitting Forms and Requests, — Timing of Payments and Transactions

8.	Annuity Period	RETIREMENT BENEFITS AND OTHER PAYOUTS

9.	Death Benefit	RETIREMENT BENEFITS AND OTHER PAYOUTS — Death Benefits

10.	Purchases and Contract Value	AN OVERVIEW OF PACIFIC PORTFOLIOS; PURCHASING YOUR CONTRACT; HOW YOUR INVESTMENTS ARE ALLOCATED; PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life; THE GENERAL ACCOUNT — Withdrawals and Transfers

11.	Redemptions	AN OVERVIEW OF PACIFIC PORTFOLIOS; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS; ADDITIONAL INFORMATION — Timing of Payments and Transactions; THE GENERAL ACCOUNT — Withdrawals and Transfers

12.	Taxes	CHARGES, FEES AND DEDUCTIONS — Premium Taxes; WITHDRAWALS — Optional Withdrawals, — Tax Consequences of Withdrawals; FEDERAL TAX STATUS

13.	Legal Proceedings	Not Applicable

14.	Table of Contents of the Statement of Additional Information	CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PART B

Item No.		Statement of Additional Information Heading

15.	Cover Page	Cover Page

16.	Table of Contents	TABLE OF CONTENTS

17.	General Information and History	Not Applicable

18.	Services	Not Applicable

19.	Purchase of Securities Being Offered	THE CONTRACTS AND THE SEPARATE ACCOUNT — Calculating Subaccount Unit Values, — Systematic Transfer programs

20.	Underwriters	DISTRIBUTION OF THE CONTRACTS — Pacific Select Distributors, Inc.

21.	Calculation of Performance Data	PERFORMANCE

22.	Annuity Payments	THE CONTRACTS AND THE SEPARATE ACCOUNT — Variable Annuity Payment Amounts

23.	Financial Statements	FINANCIAL STATEMENTS

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PACIFIC PORTFOLIOS	PROSPECTUS MAY 1, 2005

Pacific Portfolios is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any	This Prospectus provides information you should know before buying a Contract. It’s accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options currently available under your Contract:
differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.
VARIABLE INVESTMENT OPTIONS
Blue Chip
Aggressive Growth
Financial Services
Diversified Research
Equity
American Funds Growth-Income
American Funds Growth
Technology
Short Duration Bond
Concentrated Growth
 (formerly called I-Net TollkeeperSM )
Growth LT
Focused 30
Health Sciences
Mid-Cap Value
International Value
Capital Opportunities
International Large-Cap

Equity Index
Small-Cap Index
Fasciano Small Equity
 (formerly called Aggressive Equity)
Small-Cap Value
Multi-Strategy
Main Street® Core
Emerging Markets
Managed Bond
Inflation Managed
Money Market
High Yield Bond
Large-Cap Value
Comstock
Mid-Cap Growth
Real Estate
VN Small-Cap Value

FIXED OPTION Fixed Option

Guaranteed Interest Options (GIOs) with 3-year, 6-year and 10-year terms DCA Plus Fixed Option

Not all of the fixed options are available in every state. The Fixed Option is only available on contracts issued before July 1, 2003.

You’ll find more information about the Contract and Separate Account A in the SAI dated May 1, 2005. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 96 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC PORTFOLIOS

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, and of any Rider, Endorsement or Supplement, prevail over what’s in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Portfolios variable annuity contract, unless we state otherwise.

Pacific Portfolios Basics

An annuity contract may be appropriate if you’re looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.	Pacific Portfolios is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non- Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Portfolios is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)
During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you’ve made, depending on the state where you signed your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC PORTFOLIOS

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.	The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)
Your initial Investment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments”.

Investment Options
You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance. You’ll find more about the Investment Options starting on page 14.	You can choose from a variety of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund’s Portfolios and manage two of the Portfolios directly. We’ve retained other managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose any available fixed option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

Transferring among Investment Options
We’ll apply a Market Value Adjustment if you make a transfer or withdrawal from a Guaranteed Interest Option before the end of its term. See Appendix B for details about how we calculate the Market Value Adjustment.

You’ll find more about transfers and transfer limitations starting on page 29.	You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each Calendar Year. Only two transfers per month may involve the International Value, International Large-Cap or Emerging Markets Investment Options. If you have used all 25 transfers in a Calendar Year, you may make one additional transfer of all or a portion of your Variable Account Value to the Money Market Investment Option before the start of the next Calendar Year. You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Transfers made under these systematic transfer programs or under an asset allocation program established and maintained by us are excluded from the limitation. Some restrictions may apply to transfers to and from any fixed option.

Withdrawals
You’ll find more about withdrawals starting on page 51.	You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw Investments that are less than seven years old. A withdrawal transaction fee on withdrawals in excess of 15 in any Contract Year may be imposed; however, this fee is currently waived. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal penalty tax may also apply to taxable withdrawals.

The Income Phase You’ll find more about annuitization starting on page 39 and annuity options available under the Contract starting on page 41.	The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semiannual or annual payments. We’ll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

The Death Benefit You’ll find more about the death benefit starting on page 43.	The Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instruction in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

Optional Riders Optional riders are subject to availability. Ask your registered representative about their current status.	Stepped-Up Death Benefit Rider (SDBR)
The SDBR offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the Annuitant’s 81st birthday) adjusted for additional Purchase Payments and Withdrawals. You can only buy the SDBR when you buy your Contract. The SDBR is only available for Contracts issued after February 1, 2005, subject to state availability. Ask your registered representative about its current availability.

Enhanced Guaranteed Minimum Death Benefit Rider
The Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) offers the potential for a larger death benefit. You can buy the rider when you buy your Contract. You cannot buy the rider after you buy your Contract. The EGMDBR is only available on Contracts issued before May 1, 2003.

Earnings Enhancement Guarantee (EEG) Rider
The Earnings Enhancement Guarantee (EEG) Rider, EEG Amount and EEG Charge are called the Guaranteed Earnings Enhancement (GEE) Rider, GEE Amount and GEE Charge, respectively, in the Contract’s Rider.	The optional EEG Rider provides for an additional amount (EEG Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or first death of an Owner who is also an Annuitant. You may buy the EEG Rider on the Contract Date or on the first Contract Anniversary.

If you buy the EEG Rider within 60 days after a Contract Date or within 30 days after the first Contract Anniversary, we will make the Effective Date of the EEG Rider coincide with that Contract Date or Contract Anniversary.

AN OVERVIEW OF PACIFIC PORTFOLIOS

Guaranteed Protection Advantage 5 (GPA 5) Rider
Subject to state availability, the optional GPA 5 Rider allows for an additional amount that may be added to your Contract Value when an asset allocation program established and maintained by us for this Rider is used for a 10-year period (the “Term”). Your entire Contract Value must be invested in an asset allocation program during the entire Term for the additional amount to be added to your Contract. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement. You may buy the GPA 5 Rider on the Contract Date or on any Contract Anniversary.

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the charges (up to a maximum of 0.75%) associated with the Rider. The GPA 5 Rider may not be available. Ask your registered representative about its current availability.

If you buy the GPA 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the GPA 5 Rider coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GPA 5 Rider or electing the Step-Up provision available under the Rider.

If you purchase the GPA 5 Rider there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

Guaranteed Protection Advantage (GPA) Rider
The GPA Rider is only available if the original Effective Date of the Rider is before April 1, 2003. The optional GPA Rider provides for an additional amount that may be added to your Contract Value when an asset allocation program, established and maintained by us for this Rider, is used for a 10-year period (the “Term”). The Term begins on the Effective Date of the Rider. Your entire Contract Value must be invested in an asset allocation program during the entire Term for the additional amount to be added to your Contract. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement. The GPA Rider may not be available. Ask your registered representative about its current availability.

If you buy the GPA Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the GPA Rider coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GPA Rider.

If you purchase the GPA Rider there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

Guaranteed Income Advantage Plus (GIA Plus) Rider
The optional GIA Plus Rider offers a minimum fixed income payment, plus the ability to lock in market gains and withdraw money each year. Subject to state availability, the optional GIA Plus Rider offers a guaranteed income annuity option when an asset allocation program established and maintained by us for the GIA Plus Rider is used. If you use our DCA Plus Program in conjunction with such an asset allocation program, you also will be considered to have met this requirement. You may buy the GIA Plus Rider on the Contract Date or on any Contract Anniversary. The GIA Plus Rider may not be available. Ask your registered representative about its current availability.

If you buy the GIA Plus Rider within sixty (60) days after the Contract Date or within thirty (30) days after a Contract Anniversary, we will make the Effective Date of the GIA Plus Rider coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GIA Plus Rider.

There may be adverse consequences to taking a loan while this Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

The GIA Plus Rider is called the Guaranteed Income Annuity (GIA) Rider in the Contract’s Rider.

Guaranteed Income Advantage 5 (GIA 5) Rider
The GIA 5 Rider is only available for purchase until the GIA Plus Rider is available in your state. Subject to state availability, the optional GIA 5 Rider offers a guaranteed income advantage annuity option when an asset allocation program established and maintained by us for this Rider is used. You may buy the GIA 5 Rider on the Contract Date or on any Contract Anniversary. If you use our DCA Plus Program in conjunction with such an asset allocation program, you also will be considered to have met this requirement.

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning on the 5th anniversary of the Effective Date of the Rider and before the Annuity Date and may include an increase in the charges (up to a maximum of 0.75%) associated with the Rider. The GIA 5 may not be available. Ask your registered representative about its current availability.

If you buy the GIA 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the GIA 5 Rider coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GIA 5 Rider or electing the Step-Up provision available under the Rider.

If you purchase the GIA 5 Rider there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

AN OVERVIEW OF PACIFIC PORTFOLIOS

Guaranteed Income Advantage (GIA) Rider
The GIA Rider is only available for purchase until the GIA Plus Rider becomes available in your state. You may buy the GIA Rider on the Contract Date or on any Contract Anniversary. Ask your registered representative about its current availability.

If you buy the GIA Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the GIA Rider coincide with that Contract Date or Contract Anniversary.

Income Access Plus Rider
The optional Income Access Plus Rider lets you withdraw up to 5% of your investments per year, lock in market gains, and may provide a credit which increases your protected amount. Subject to state availability, the optional Income Access Plus Rider offers you, during the accumulation period, the ability to withdraw up to 5% of a Protected Payment Base (usually Purchase Payments) and provides an Income Access Credit of 6% to your Protected Payment Base and Remaining Protected Balance for up to a five year period (provided you do not take any withdrawals during this period), when used with an asset allocation program established and maintained by us. If you use our DCA Plus program in conjunction with such an asset allocation program, you also will be considered to have met this requirement. You may buy this Rider on the Contract Date or on any Contract Anniversary.

The Rider also provides for an additional option (the “Reset”) on any Contract Anniversary beginning with the third (3rd) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, and may include an increase in the charges (up to a maximum of 1.20%) associated with the Rider. The Income Access Plus Rider may not be available. Ask your registered representative about its current availability. (Protected Payment Base, Remaining Protected Balance, Income Access Credit, Reset, and Reset Date are described in the OTHER OPTIONAL RIDERS—Income Access Plus Rider section in this Prospectus.)

If you buy the Rider within sixty (60) days after the Contract Date or within thirty (30) days after a Contract Anniversary, we will make the Effective Date of the Rider coincide with that Contract Date or Contract Anniversary.

If your Contract is qualified and you are required to take minimum distributions, your Required Minimum Distribution amounts may be greater than the Protected Payment Amounts provided for under this Rider, which will create adverse consequences on the Rider.

You should consult a qualified adviser for complete information and advice before purchasing the Income Access Plus Rider or electing the Reset provision available under the Rider.

There may be adverse consequences to taking a loan while this Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

The Income Access Plus Rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

Income Access Rider
Subject to state availability, the optional Income Access Rider gives you more flexible withdrawal capabilities prior to Annuitization and allows you to protect your principal when used with an asset allocation program established and maintained by us. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement. You may buy the Income Access Rider on the Contract Date or on any Contract Anniversary.

It also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider and before the Annuity Date and may include an increase in the charges (up to a maximum of 0.75%) associated with the Rider. The Income Access Rider may not be available. Ask your registered representative about its current availability.

If you buy the Income Access Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the Income Access Rider coincide with that Contract Date or Contract Anniversary.

If your Contract is qualified and you are required to take minimum distributions, your Required Minimum Distribution amounts may be greater than the Protected Payment Amounts provided for under this Rider, which will create adverse consequences on the Rider.

You should consult a qualified adviser for complete information and advice before purchasing the Income Access Rider or electing the Step-Up provision available under the Rider.

If you purchase the Income Access Rider there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

AN OVERVIEW OF PACIFIC PORTFOLIOS

	This section of the overview explains the fees and expenses associated with your Pacific Portfolios Contract.

Contract Transaction Expenses	The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes, may also apply to your Contract. We generally charge premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

	• Maximum Withdrawal Charge (as a percentage of Purchase Payments)		7.00%	[1]

	• Withdrawal transaction fee (currently waived)		$15.00	[2]

	• Transfer transaction fee (currently waived)		$15.00	[3]

	• Loan administrative fee (currently waived)		$500.00	[4]

Periodic Expenses	The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.
Separate Account A Annual Expenses	• Annual Fee[5]		$40.00
(as a percentage of the average daily
Account Value) (See TERMS USED		Without	With Stepped-Up
IN THIS PROSPECTUS		Rider	Death Benefit Rider

on page 94)	• Mortality and Expense Risk Charge[6]	1.25%	1.25%
	• Administrative Fee[6]	0.15%	0.15%
	• Death Benefit Rider Charge[6,7]	none	0.20%

	• Total Separate Account A Annual Expenses	1.40%	1.60%

	• Loan Interest Rate[8]		2.00%
Optional Rider Annual Expenses	• Enhanced Death Benefit Charge if you buy the Enhanced Guaranteed
(calculated as a percentage	Minimum Death Benefit Rider (EGMDBR)
of Contract Value) (See	If the age of the youngest annuitant on your Contract is 65 or younger		0.10%	[9]
TERMS USED IN THIS	If the age of the youngest annuitant on your Contract is 66 to 75		0.30%	[9]
PROSPECTUS on page 94)	• Earnings Enhancement Guarantee (EEG) Rider Charge		0.25%	[10]
	• Guaranteed Protection Advantage 5 (GPA 5) Rider Charge		0.75%	[11]
	• Guaranteed Protection Advantage (GPA) Rider Charge		0.10%	[12]
	• Guaranteed Income Advantage Plus (GIA Plus) Rider Charge		0.50%	[13]
	• Guaranteed Income Advantage 5 (GIA 5) Rider Charge		0.75%	[14]
	• Guaranteed Income Advantage (GIA) Rider Charge		0.30%	[15]
	• Income Access Plus Rider Charge		1.20%	[16]
	• Income Access Rider Charge		0.75%	[17]

[1] The withdrawal charge may or may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

[2] The withdrawal transaction fee is currently waived. In the future, we may charge a fee of up to $15 or 2%, if less for withdrawals in excess of 15 in a Contract Year. See CHARGES, FEES AND DEDUCTIONS.

[3] The transfer transaction fee is currently waived. In the future, we may charge a fee of up to $15 for transfers in excess of 15 in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

[4] The loan administrative fee is currently waived. In the future, we may charge an administrative fee up to $500. See LOANS.

5 We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

[6] This is an annual rate and assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

7If you buy the Stepped-Up Death Benefit Rider we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. The Stepped-Up Death Benefit Rider is only available on Contracts issued on or after February 1, 2005, subject to state availability.

8 If you request a loan on your Contract, we will charge you a gross interest rate of 5.00% on your outstanding principal amount. We will credit you the amount of 3.00% on any Contract Value attributed to your Loan Account. The net amount of interest you will pay on your loan will be 2.00%. See LOANS.

9 If you purchased the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR), which is subject to state availability, we deduct this charge on each Contract Anniversary Date that the Rider is in effect. The EGMDBR is not available on Contracts issued on or after May 1, 2003.

10 If you buy the EEG Rider (subject to availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

11If you buy the Guaranteed Protection Advantage 5 (GPA 5) Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary, Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, or when you terminate the Rider. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The 0.75% charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual charge for the Rider is 0.25% (if your Rider was issued before March 1, 2004, the current charge is 0.10%). Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect except that the charge may change if you elect the optional Step-Up provision provided under the Rider. The charge if you purchase the Rider will also be shown on the Rider in your Contract.

12If you purchased the Guaranteed Protection Advantage (GPA) Rider (subject to availability), we deduct this charge proportionately from your variable Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The GPA Rider is only available if the original Effective Date of the Rider is before April 1, 2003.

13If you buy the GIA Plus Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary and when you make a full withdrawal if the Rider is in effect on that date, or if the Rider is terminated. If the Rider is terminated on a Contract Anniversary, the full annual Charge will be deducted from the Contract Value on that Contract Anniversary. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.

14If you buy the Guaranteed Income Advantage 5 (GIA 5) Rider (subject to state availability), we deduct this charge proportionately on each Contract Anniversary, Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, or when you terminate your Rider. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The 0.75% charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual charge for the Rider is 0.40%. The charge if you purchase the Rider will also be shown on the Rider in your Contract. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect the Step-Up provision provided under the Rider.

15If you purchased the Guaranteed Income Advantage (GIA) Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary, Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, or when you terminate your Rider. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The charge if you purchase the Rider will also be shown on the Rider in your Contract. The optional GIA Rider is only available for Contracts issued before March 1, 2004.

16If you buy the Income Access Plus Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, or if the Rider is terminated. The 1.20% Charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual Charge for the Rider is 0.40%. Under the terms and conditions of the Rider, the annual Charge will remain the same while the Rider is in effect, unless you elect the optional Reset provision provided under the Rider. The Charge if you purchase the Rider will also be shown on the Rider in your Contract. We will waive the annual Charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.

17If you buy the Income Access Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the Term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The 0.75% Charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual charge for the Rider is 0.40%. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect except that the charge may change if you elect the optional Step-Up provision provided under the Rider. The charge if you purchase the Rider will also be shown on the Rider in your Contract. If the Effective Date of the Rider is before March 1, 2004, the Income Access Rider Annual Charge is currently equal to 0.30% of Contract Value.

AN OVERVIEW OF PACIFIC PORTFOLIOS

Total Annual Fund Operating Expenses (You will find more about the underlying Funds starting on page 14, and in the Funds’ Prospectus which accompanies this Prospectus.)	This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2004, adjusted to reflect fees and expenses of new Portfolios.

Each Variable Account of the Separate Account purchases shares of the corresponding Funds’ Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in the Funds’ Prospectus.

Total Annual Portfolio Operating Expenses[1]	Minimum	Maximum

Expenses that are deducted from the Funds’ assets, including advisory fees, 12b-1 distribution expenses, and other expenses.	0.29%	1.63%

1 To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio of Pacific Select Fund, except the American Funds Growth-Income Portfolio, but including the American Funds Growth Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains), interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses such as litigation expense, and other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of a Portfolio’s average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently three years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth Portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each Portfolio. Also, in the case of the American Funds Growth-Income Portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the Portfolio for its ordinary operating expenses including the proportionate share of the net fees and expenses of the master fund that exceed the annual rate of 1.01% of its average daily net assets until April 30, 2006. Additionally if the SEC issues an order to permit the substitution of the Equity Income Portfolio with the American Funds Growth-Income Portfolio, the guarantee period shall include the two year period beginning on the effective date of the substitution, unless otherwise required.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“Program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. This reduction is not reflected in the chart above. See the Pacific Select Fund Prospectus for details on fees and expenses of the Fund and on the Program.

Examples	The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the combination of optional Riders whose cumulative expenses totaled more than any other combination of optional Riders), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2004. Premium taxes and/or other taxes may also be applicable.

	The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

	• If you surrendered your Contract:

		1 Year	3 Years	5 Years	10 Years
	Maximum*	$1,273	$2,433	$3,382	$6,014
	Minimum*	$811	$1,098	$1,230	$2,076

	• If you annuitized your Contract:

		1 Year	3 Years	5 Years	10 Years
	Maximum*	$1,273	$1,893	$3,112	$6,014

	Minimum*	$811	$558	$960	$2,076

	• If you did not surrender or annuitize, but left the money in your Contract:

		1 Year	3 Years	5 Years	10 Years
	Maximum*	$643	$1,893	$3,112	$6,014

	Minimum*	$181	$558	$960	$2,076

	* In calculating the examples above, we used the maximum and minimum total operating expenses of all of the Portfolios as shown in the Fees And Expenses Paid By The Fund section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus. See the FINANCIAL HIGHLIGHTS section in the Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS
You may choose among the different Variable Investment Options, the DCA Plus Fixed Option, the three Guarantee Terms under the Guaranteed Interest Options (GIOs), and for Contracts issued before July 1, 2003, the Fixed Option.
Your Variable Investment Options
Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

		THE PORTFOLIO’S	PORTFOLIO
PACIFIC SELECT PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large- and medium-sized companies that the manager believes have high quality management and/or products.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium- sized growth companies.	A I M Capital Management, Inc.
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms, asset management firms, government sponsored agencies and other investment-related or finance-related companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth- oriented companies.	Capital Guardian Trust Company
American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)
American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)
Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives). Such companies include those the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.	Columbia Management Advisors, Inc.

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.
Concentrated Growth (formerly called I-Net TollkeeperSM)	Long-term growth of capital.	Equity securities selected for their growth potential.	Goldman Sachs Asset Management, L.P.
Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC
Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector (including derivatives). Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Jennison Associates LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC
International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of relatively large companies located in developed countries outside of the U.S. believed to be undervalued.	Lazard Asset Management LLC
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management

		THE PORTFOLIO’S	PORTFOLIO
PACIFIC SELECT PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Fasciano Small Equity (formerly called Aggressive Equity)	Capital appreciation.	Equity securities of small companies believed to have sustainable earnings growth.	Neuberger Berman Management Inc.
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation- indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	Salomon Brothers Asset Management Inc
Comstock	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).	Van Kampen
VN Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

The Investment Adviser
We are the investment adviser for the Fund.
Your Fixed Options
The Fixed Option, the DCA Plus Fixed Option and the GIOs each offer you a guaranteed minimum interest rate on the amounts you allocate to these options. Amounts you allocate to these options, and your earnings credited are held in our General Account.
Subject to state availability, the GIOs are available in three-, six-, and ten-year terms. If you annuitize, transfer or withdraw amounts allocated to a GIO before its Guarantee Term has expired, these amounts are adjusted by the MVA. Collectively, these options are referred to as “fixed options” in this Prospectus. Not all fixed options may be available, contact your registered representative about the availability of these options. For more detailed information about these options, see THE GENERAL ACCOUNT and the APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.
PURCHASING YOUR CONTRACT AND OPTIONAL RIDERS
How to Apply for Your Contract
To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days without your permission. In any case, we will not hold your initial Investment after twenty business days.
You may also purchase a Contract by exchanging your existing Contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.
We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal and state tax reporting purposes.
The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her age last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/ Owner or the applicant/ Owner’s estate. Depending on the state where your application was signed, the amount of the refund may be more or less that the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount as described in the CHARGES, FEES AND DEDUCTIONS—Waivers and Reduced Charges section in this Prospectus.

Purchasing the Stepped-Up Death Benefit Rider (SDBR) (Optional)
The SDBR is only available on Contracts issued on or after February 1, 2005, subject to state availability. You may purchase the SDBR at the time your application is completed. The SDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date. You may not purchase the SDBR after the Contract Date.
The SDBR will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The SDBR may not otherwise be cancelled.
Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) (Optional)
The EGMDBR is not available for Contracts issued on or after May 1, 2003. All references to the EGMDBR in this section, the Prospectus, and Statement of Additional Information do not apply to such Contracts.
If you purchased the EGMDBR at the time your application was completed, we charge an annual Enhanced Death Benefit Charge on each Contract Anniversary prior to the Annuity Date that the EGMDBR remains in effect. The Charge will be equal to the pertinent percentage, as described below, multiplied by the Contract Value on the day the charge is deducted. The Charge percentage is equal to 0.10% if the youngest Annuitant’s age is 65 or younger on the Contract Date and 0.30% if the youngest Annuitant’s age is 66 through 75 on the Contract Date. We deduct this Charge from your Contract Value allocated to your Investment Options on a pro-rata basis. However, any portion of the Charge we deduct from the Fixed Option, the DCA Plus Fixed Option, and the GIOs will not be greater than the interest credited to each of these Options, respectively, in excess of the annual rate of 3%. If you make a full withdrawal of your Net Contract Value during a Contract Year, we will deduct the entire Charge for that Contract Year from the final payment made to you.
If you purchased the EGMDBR on your Contract Date it will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.
The EGMDBR may not otherwise be cancelled. You could only purchase the EGMDBR if the age of each Annuitant was 75 or younger on the Contract Date.
Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)
You may purchase the EEG Rider (subject to availability) on the Contract Date or on the first Contract Anniversary. If you buy the EEG Rider within 60 days after the Contract Date or within 30 days after the first Contract Anniversary, we will make the Effective Date of the EEG Rider coincide with that Contract Date or Contract Anniversary. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider.
You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract. Once purchased, the Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.
The EEG Rider may not otherwise be cancelled.
Purchasing the Guaranteed Protection Advantage 5 (GPA 5) Rider (Optional)
Subject to availability, you may purchase the optional GPA 5 Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.
The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the adjusted Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.
If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.
If the GPA 5 Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the GPA 5 Rider may be purchased again (if available).
Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional)
You may purchase the optional GPA Rider (subject to availability) on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years prior to your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.
The GPA Rider will remain in effect until the earlier of:

•	the end of the Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated in accordance with the provisions of the Contract,

•	the Annuity Date.
The GPA Rider is only available if the original Effective Date of the Rider is before April 1, 2003.

Purchasing the Guaranteed Income Advantage Plus (GIA Plus) Rider (Optional)
You may purchase the GIA Plus Rider (subject to state availability) on the Contract Date or on any Contract Anniversary.
You may purchase the GIA Plus Rider only if:

•	the age of each Annuitant is eighty (80) years or younger on the date the Rider is purchased, and

•	the entire Contract Value is invested according to an asset allocation program established and maintained by us for this Rider. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

Except as otherwise provided below, the GIA Plus Rider will remain in effect until the earlier of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the Rider,

•	the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

Upon your request, the GIA Plus Rider may be terminated at any time. If your request to terminate the GIA Plus Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the GIA Plus Rider will terminate on that Contract Anniversary. If your request to terminate the GIA Plus Rider is received at our Service Center more than thirty (30) days after a Contract Anniversary, the GIA Plus Rider will terminate the day we receive the request.
If the GIA Plus Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the GIA Plus Rider may be purchased again (if available). In addition, you cannot switch from the GIA, or GIA 5 Riders to the GIA Plus Rider on the same Contract Anniversary. You must wait one (1) year from the Effective Date of termination of the GIA or GIA 5 Riders before the GIA Plus Rider may be purchased.
Continuation of Rider if Surviving Spouse Continues Contract
If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.
Purchasing the Guaranteed Income Advantage 5 (GIA 5) Rider (Optional)
The GIA 5 Rider is only available for purchase until the GIA Plus Rider is available in your state.
You may purchase the GIA 5 Rider (subject to state availability) on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase, and

•	the entire Contract Value is invested according to an asset allocation program established and maintained by us for this GIA 5 Rider. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

•	the date of purchase is at least 10 years prior to your selected Annuity Date.

The GIA 5 Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the GIA 5 Rider,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.
Purchasing the Guaranteed Income Advantage (GIA) Rider (Optional)
The GIA Rider is only available for purchase until the date the GIA Plus Rider becomes available in your state. Ask your registered representative about its current availability.
Subject to state availability, you may purchase the GIA Rider on the Contract Date or on any Contract Anniversary. You may purchase the GIA Rider only if:

•	the age of each Annuitant is 80 years or younger on the date the GIA Rider is purchased, and

•	the date of purchase is at least 10 years before your selected Annuity Date.

The GIA Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the date the Contract is terminated in accordance with the provisions of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.
You may terminate the GIA Rider on the fifth (5th) Contract Anniversary or on any later Contract Anniversary. If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.
If you buy the GIA Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the GIA Rider coincide with that Contract Date or Contract Anniversary.
Purchasing the Income Access Plus Rider (Optional)
Subject to state availability, you may purchase the optional Income Access Plus Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is eighty five (85) years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the Annuity Date.

The Contract and the Rider will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract and the Rider will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.
If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available). In addition, you cannot switch from the Income Access Rider to the Income Access Plus Rider on the same Contract Anniversary. You must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination of the Income Access Rider before the Income Access Plus Rider may be purchased.
Continuation of Rider if Surviving Spouse Continues Contract
If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.
Purchasing the Income Access Rider (Optional)
Subject to availability, you may purchase the optional Income Access Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.
You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the Annuity Date.
The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provision of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.
If you terminate this Rider on a Contract Anniversary, the full Income Access Charge will be deducted from the Contract Value. If this Rider or Contract terminates on a day other than a Contract Anniversary, a prorated Income Access Charge will be based on the Contract Value on the day the Rider terminates. The Income Access Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates.
If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available). In addition, you cannot switch from the Income Access Plus Rider to the Income Access Rider on the same Contract Anniversary. You must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination of the Income Access Plus Rider before the Income Access Rider may be purchased.

Continuation of Rider if Surviving Spouse Continues Contract
If the owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.
Information About the Optional Riders, IRAs and Other Qualified Contracts
As of the date of this Prospectus, there are special considerations for purchases of any optional death benefit rider. IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional death benefit riders and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.
Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by an optional death benefit rider are not incidental.
In addition, to the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the rider cannot be paid out in violation of the minimum distribution rules of the Code.
It is our understanding that the charges relating to the optional death benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.
Making Your Investments (“Purchase Payments”)
Making Your Initial Investment
Your initial Investment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. Currently, we are not enforcing the minimum initial Investment on Qualified Contracts, but we reserve the right to enforce the minimum initial Investment on Qualified Contracts in the future. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (PAC), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.
You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Making Additional Investments
If your Contract is Non-Qualified, you may choose to invest additional amounts. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan. Each additional Investment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. Currently, we are not enforcing the minimum additional investment amounts, but we reserve the right to enforce the minimum additional Investment amount in the future. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Forms of Investment
Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal checks or cashier’s checks drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

•	third party checks when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.
We will not accept Investments in the following forms:

•	cash,

•	credit cards or checks drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of $10,000 or less,

•	cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party checks if there is not a clear connection of the third party to the underlying transaction, and

•	wires that originate from foreign bank accounts.
All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. Pacific Life reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR INVESTMENTS ARE ALLOCATED
Choosing Your Investment Options
You may allocate your Investments among any of the Subaccounts and any available fixed option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS— Right to Cancel (“Free Look”) section in this Prospectus. We reserve the right, in the future, to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a prorata basis relative to your most recent allocation instructions.
If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.
Portfolio Optimization
The Service. Portfolio Optimization is an asset allocation service that we offer at no additional charge for use within this variable annuity. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your variable annuity, Portfolio Optimization can help with decisions about how you should allocate your Contract Value among available Investment Options. The theory behind Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long term.
As part of our Portfolio Optimization service, we have developed several asset allocation models (“Portfolio Optimization Models” or “Models”), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the Portfolio Optimization service and select one of the Portfolio Optimization Models, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Options according to the Model you select. Subsequent Purchase Payments, if allowed under your Contract, will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Contract Value quarterly, semi-annually, or annually, to maintain the current allocations of your Portfolio Optimization Model, since changes in the net asset values of the underlying Portfolios in each Model will alter your asset allocation over time. If you also allocate part of your Purchase Payment or Contract Value that is not currently included in your Model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to Portfolio Optimization and elect periodic rebalancing, only the Investment Options within your Model will be rebalanced.
If you subscribe to Portfolio Optimization, we will serve as your investment adviser for the service solely for purposes of development of the Portfolio Optimization Models and periodic updates of the Models.
On a periodic basis (typically annually) or when Pacific Life believes appropriate, the Portfolio Optimization Models are evaluated and the Models are updated, as discussed below. If you subscribe to Portfolio Optimization, we will automatically reallocate your Contract Value or Purchase Payments, as applicable, in accordance with the Model you select as it is updated from time to time based on discretionary authority that you grant to us, unless you instruct us otherwise. For more information on our role as investment adviser for the Portfolio Optimization service, please see our brochure from our Form ADV, the SEC investment adviser registration form, which will be delivered to Contract Owners at the time they apply for a Contract. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the Portfolio Optimization Models, we currently rely on the recommendations of an independent third-party analytical firm. We may change the firm that we use from time to time, or, to the extent permissible under applicable law, use no independent firm at all.
The Portfolio Optimization Models. We offer five asset allocation models, each comprised of a carefully selected combination of Investment Options (reflecting the underlying Portfolios of Pacific Select Fund). Development of the Portfolio Optimization models is a two-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying Portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying Portfolios and combining Investment Options to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each Model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a Model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.
Periodic Updates of the Portfolio Optimization Model and Notices of Updates. Each of the Portfolio Optimization Models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each Model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the Model. As a result of the periodic analysis, each Model may change and Investment Options may be added to a Model (including Investment Options not currently available), or Investment Options may be deleted from a Model.
When your Portfolio Optimization Model is updated, we will automatically reallocate your Contract Value (and Subsequent Purchase Payments, if applicable) in accordance with any changes to the Model you have selected. This means the allocation of your Contract Value, and potentially the Investment Options in which you are invested, will automatically change and your Contract Value (and Subsequent Purchase Payments, if applicable) will be automatically reallocated among the Investment Options in your updated Model (independently of any automatic rebalancing you may have selected). We require that you grant us discretionary investment authority to periodically reallocate your Contract Value (and Subsequent Purchase Payments, if applicable) in accordance with the updated version of the Portfolio Optimization Model you have selected, if you wish to participate in Portfolio Optimization. If your Contract was purchased through Smith Barney, now known as Citigroup Global Markets Inc., or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new Model after the annual analysis.
When we update the Portfolio Optimizations Models, we will send you written notice of the updated Models at least 30 days in advance of the date we intend the updated version of the Model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected Model, you will not need to take any action, as your Contract Value (or Subsequent Purchase Payments, if applicable) will be reallocated in accordance with the updated Model automatically. If you do not wish to accept the changes to your selected Model, you can change to a different Model or withdraw from the Portfolio Optimization service. Some of the riders available under the Contract require you to participate in an asset allocation service. If you purchased any of these riders, such riders will terminate if you withdraw from Portfolio Optimization or allocate any portion of your subsequent Purchase Payments or Contract Value to an Investment Option that is not currently included in your Model (as more fully described in each rider).
Selecting a Portfolio Optimization Model. If you choose to subscribe to the Portfolio Optimization service, you need to determine which Portfolio Optimization Model is best for you. Pacific Life will not make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which Model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change Models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the Portfolio Optimization service or to change to a different Model. You may, in consultation with your registered representative, utilize analytical tools made available by Pacific Life, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on the Pacific Life website. While the information from the Pacific Life website may assist you, it is your decision, in consultation with your registered representative, to select a Model or to change to a different Model, and Pacific Life bears no responsibility for this decision. You may change to a different Model at any time with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us.
Quarterly Reports. If you select a Portfolio Optimization Model, you will be sent a quarterly performance report that provides information about the Investment Options within your selected Model, as part of your usual quarterly statement. Information concerning the current Models is described below.

Risks. Although the Models are designed to optimize returns given the various levels of risk, there is no assurance that a Model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Contract Value could be better or worse by participating in a Portfolio Optimization Model than if you had not participated. A Model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying Portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.
A Portfolio Optimization Model may not perform as intended. Although the Models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Models are based, which could cause the Models to be ineffective or less effective in reducing volatility.
Periodic updating of the Portfolio Optimization Models can cause the underlying Portfolios to incur transactional expenses to raise cash for money flowing out of the Portfolios or to buy securities with money flowing into the Portfolios. These expenses can adversely affect performance of the pertinent Portfolios and the Models.
Pacific Life may be subject to competing interests that have the potential to influence its decision making with regard to Portfolio Optimization. For example, one Portfolio may provide a higher advisory fee to Pacific Life than another Portfolio, and provide Pacific Life with incentive to use the Portfolio with the higher fee as part of a Portfolio Optimization Model. In addition, Pacific Life may believe that certain Portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, we monitor performance of the Portfolios, and may, from time to time, recommend to the Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a Portfolio, all of which could impact a Model. All Fund Portfolios are analyzed by the independent third party analytical firm. We do not dictate to the third party analytical firm the number of Portfolios in a Model, the percent that any Portfolio represents in a Model, or which Portfolios may be selected (other than to require exclusion of any Portfolio that is expected to be liquidated, merged into another Portfolio, or otherwise closed). We believe our reliance on the recommendations of an independent third-party analytical firm to develop and update the Models (as described above) reduces or eliminates the potential for us to be influenced by these competing interests, but there can be no assurance of this.
Pacific Life is under no contractual obligation to continue this service and has the right to terminate or change the Portfolio Optimization service at any time.

The Models. Information concerning the Portfolio Optimization Models is described below. These Models are available effective May 6, 2005. For information regarding the Portfolio Optimization Models available until May 6, 2005, see APPENDIX E in this Prospectus. You should review this information carefully before selecting or changing a Model.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and require investments that generate some level of income.	Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Horizon < --------------------------------------------------------------------------------- > Longer Investment Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values
Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	13%	6%	3%	3%	2%

Bonds	62	49	37	20	5

Domestic Stocks	20	34	44	59	70

International Stocks	5	11	16	18	23
Portfolio Optimization Model Allocations as of May 6, 2005

	Model A	Model B	Model C	Model D	Model E

Blue Chip	—	6%	4%	4%	4%

American Funds Growth-Income	—	—	3	4	8

American Funds Growth	—	—	3	6	10

Diversified Research	3%	4	4	3	3

Short Duration Bond	24	16	7	4	—

Growth LT	—	—	2	2	5

Mid-Cap Value	4	7	8	12	7

International Value	3	5	5	5	9

International Large-Cap	3	8	10	13	15

Equity Index	—	—	2	6	7

Small-Cap Index	—	—	3	3	2

Fasciano Small Equity	—	—	—	4	5

Small-Cap Value	—	3	2	—	—

Main Street Core	7	7	7	6	4

Emerging Markets	—	—	4	4	4

Managed Bond	19	16	14	6	—

Inflation Managed	14	13	11	6	—

Money Market	10	3	—	—	—

High Yield Bond	6	4	3	—	—

Large-Cap Value	4	5	5	6	7

Comstock	3	3	3	3	3

Real Estate	—	—	—	3	5

VN Small-Cap Value	—	—	—	—	2

	Less Volatile < ---------------------------------------------------------------- > More Volatile

Investing in Variable Investment Options
Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.
Your Variable Account Value Will Change
After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original Investments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.
Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.
We calculate the value of all Subaccount Units on each Business Day.
Calculating Subaccount Unit Values
We calculate the Unit Value of the Subaccount Units in each Variable Investment Option as of the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:
Y × Z

where (Y) =	the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) =	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.
The “Net Investment Factor” for a Subaccount for any valuation period is equal to:
(A ÷ B) - C
where (A) = the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where (a) =	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) =	the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) =	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investment (see the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus);

(B) =	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) =	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see the CHARGES, FEES AND DEDUCTIONS section in this Prospectus).

When Your Investment is Effective
Your initial Investment is ordinarily effective on the day we issue your Contract, unless we receive it later. Any additional Investment is effective on the day we receive it in proper form. See the ADDITIONAL INFORMATION— Inquiries and Submitting Forms and Requests section in this Prospectus.
The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.
Transfers and Market-timing Restrictions
Transfers
Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Transfers are limited to twenty-five (25) for each calendar year. Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Large-Cap, or Emerging Markets.
For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation service are excluded from the limitation. Also, allocations of Purchase Payments are not subject to these limitations. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of fifteen (15) in any Contract Year.
If you have used all twenty-five (25) transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.
There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.
If we deny a transfer request, we will notify your registered representative via telephone. If you (or your registered representative) request a transfer via telephone that exceeds the above limitations, we will notify you (or your registered representative) immediately.
Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT — Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form, unless you request a date in the future or a systematic transfer program.
We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.
We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions
The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a registered representative or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.
Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.
We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from a registered representative acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Exchanges of Annuity Units
Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT— Withdrawals and Transfers section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.
Systematic Transfer Options
We offer four systematic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing and earnings sweep. There is no charge for these options, and transfers under these systematic transfer options are not counted towards your total transfers in a Calendar Year. The systematic transfer options are not available after you annuitize and are subject to the same requirements and restrictions as non-systematic transfers.
Dollar Cost Averaging
Dollar cost averaging is a method in which you buy securities in a series of regular Investments instead of in a single Investment. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. GIOs are not available for dollar cost averaging. Detailed information appears in the SAI.
DCA Plus
DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than an annual rate of 3% (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with an asset allocation program established and maintained by us to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT section in this Prospectus.
Portfolio Rebalancing
You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date. Portfolio rebalancing is not available after you annuitize. The Fixed Option, DCA Plus Fixed Option and GIOs are not available for rebalancing. Detailed information appears in the SAI.
Earnings Sweep
You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or, for Contracts issued before July 1, 2003, from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.
CHARGES, FEES AND DEDUCTIONS
Withdrawal Charge
No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. No withdrawal charge is imposed on:

•	amounts annuitized after the first Contract Year,

•	death benefit proceeds, except as provided under the Amount of the Death Benefit: Death of a Contract Owner section for certain non-natural owners,

•	withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or,

•	withdrawals after the first Contract Anniversary, if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less and we are provided with medical evidence satisfactory to us.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Free Withdrawals
Subject to the amount available for withdrawal provisions as described in the withdrawal section, we will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of amounts held under your Contract for at least six Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still otherwise subject to the charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Plans are included within the calculations.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.
How the Charge is Determined
The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary. Beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two”, and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

Withdrawal
Charge as a
percentage of the
“Age” of Payment	Purchase Payment
in Years	withdrawn

1	7%
2	7%
3	6%
4	5%
5	3%
6	1%
7 or more	0%
We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchases Payment withdrawn first. The withdrawal charge will be deducted proportionately among all investment Options from which the withdrawal occurs. If you do not specify Investment Options, your withdrawal will be made from all your Investment Options proportionately. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount. We calculate withdrawal charges before any market value adjustment is made or any deduction for other charges due or taxes are made. See THE GENERAL ACCOUNT— Withdrawals and Transfers.
The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater than the amount of the withdrawal charge. See the ADDITIONAL INFORMATION— Distribution Arrangements section in this Prospectus for information regarding commissions and other amounts paid to broker-dealers in connection with distribution of the Contracts.
Transfer Fees
Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See the HOW YOUR INVESTMENTS ARE ALLOCATED— Transfers and Market-timing Restrictions section in this

Prospectus. However, amounts transferred from a GIO before its Guarantee Term has expired are subject to the MVA. See THE GENERAL ACCOUNT— Withdrawals and Transfers and GIOs sections in this Prospectus.
No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future. A fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.
Withdrawal Transaction Fees
There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15, or 2% of the amount withdrawn, if less, for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each Investment Option immediately after the withdrawal.
Premium Taxes
Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.
If we pay any taxes attributable to Investments (“premium taxes”), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/ or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.
We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.
Annual Fee
We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.
Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of the option’s minimum guaranteed interest rate.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Waivers and Reduced Charges
We may agree to reduce or waive the withdrawal charge or the Annual Fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.
In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/ dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/ dealer nor will commissions be payable to any broker/ dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.
We will only reduce or waive withdrawal or other charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.
If you are an Eligible Person, you will not keep any amounts credited if you return your Contract during the Free Look period as described under the WITHDRAWALS— Right to Cancel (“Free Look”) section in this Prospectus.
Mortality and Expense Risk Charge
We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”
This Risk Charge is assessed daily at an annual rate of 1.25% of each Subaccount’s assets. This charge may not be increased for the duration of your Contract.
The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The base Risk Charge will continue after the Annuity Date if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.
We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.
Increase in Risk Charge If An Optional Death Benefit Rider Is Purchased
We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit Rider (SDBR). The total Risk Charge annual rate will be 1.45% if the SDBR is purchased. Any increase in your Risk Charge will not continue on and after the Annuity Date. See the PURCHASING YOUR CONTRACT AND OPTIONAL RIDERS—Purchasing the Stepped-Up Death Benefit Rider section in this Prospectus.
Administrative Fee
We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after annuitization if you choose any variable annuity.
Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) Annual Charge (Optional Rider)
If your Contract was issued before May 1, 2003 and you purchased the Rider, we deduct an annual Enhanced Death Benefit Charge on each Contract Anniversary before the Annuity Date that the Rider remains in effect. The Charge is based on the age of the youngest Annuitant on the Contract Date.
The Charge on each Contract Anniversary is equal to:

•	0.10% of the Contract Value on that day if the youngest Annuitant is age 65 or younger on the Contract Date, or

•	0.30% of the Contract Value on that day if the youngest Annuitant is age 66 through 75 on the Contract Date.
We deduct this Charge proportionately from your Investment Options. Any portion of the Charge we deduct from the Fixed Option will not be greater than the annual interest credited to the Fixed Option in excess of 3%.
If you make full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the Enhanced Death Benefit Charge from the final payment made to you.
Earnings Enhancement Guarantee (EEG) Annual Charge (Optional Rider)
If you purchase the EEG Rider, we deduct annually an Earnings Enhancement Guarantee Charge (“EEG Charge”) for expenses related to the EEG Rider. The EEG Charge is equal to 0.25% multiplied by your Contract Value. The EEG Charge is also called the Guaranteed Earnings Enhancement (“GEE”) Charge in your Contract’s Rider.
We will deduct the EEG Charge from your Investment Options on a proportionate basis on each Contract Anniversary following the date you purchase the Rider, if the EEG Rider is in effect. If you terminate this Rider on a Contract Anniversary, the full EEG Charge will be deducted from the Contract Value. If this Rider or Contract terminates on a day other than a Contract Anniversary, a prorated EEG Charge will be based on the Contract Value on the day the Rider terminates. The EEG Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates.
Any portion of the EEG Charge we deduct from any fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the EEG Charge from the final payment made to you.
Guaranteed Protection Advantage 5 (GPA 5) Annual Charge (Optional Rider)
If you purchase the optional GPA 5 Rider (subject to state availability), we will deduct a Guaranteed Protection Charge (“GPA 5 Charge”) from your Investment Options, Fixed Option and/or the DCA Plus Fixed Option on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. If you terminate the Rider on a Contract Anniversary, the full GPA 5 Charge will be deducted from the Contract Value. If this Rider terminates on a day other than a Contract Anniversary, a prorated GPA 5 Charge will be based on the Contract Value on the day the Rider terminates. The GPA 5 Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates. The GPA 5 Charge is equal to 0.25% (maximum charge is 0.75%) multiplied by your Adjusted Contract Value. If the Effective Date of the Rider is before March 1, 2004, The GPA 5 Charge is equal to 0.10%.
The GPA 5 Charge may change if you elect the Step-Up provision in the Rider but will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider and will not be more than the maximum charge of 0.75%. If you do not elect the optional Step-Up, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the GPA 5 Charge we deduct from a fixed option will not be more than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the GPA 5 Charge from the final payment made to you.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Guaranteed Protection Advantage (GPA) Annual Charge (Optional Rider)
If you purchase the GPA Rider (subject to state availability), we will deduct a Guaranteed Protection Charge (“GPA Charge”) from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. If you terminate this Rider on a Contract Anniversary, the full GPA Charge will be deducted from the Contract Value. If this Rider or Contract terminates on a day other than a Contract Anniversary, a prorated GPA Charge will be based on the Contract Value on the day the Rider terminates. The GPA Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates. The GPA Charge is equal to 0.10% multiplied by your Contract Value.
Any portion of the GPA Charge we deduct from a fixed option will not be more than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the GPA Charge from the final payment made to you.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Guaranteed Income Advantage Plus (GIA Plus) Annual Charge (Optional Rider)
If you purchase the GIA Plus Rider (subject to state availability), we will deduct a GIA Annual Charge (“Charge”) for expenses related to the GIA Plus Rider. The Charge is equal to 0.50% multiplied by the greater of the Guaranteed Income Base or the Contract Value on the Contract Anniversary (Guaranteed Income Base is described in the OTHER OPTIONAL RIDERS—Guaranteed Income Advantage Plus Rider section in this Prospectus). The Charge for a Contract Year will be deducted on the Contract Anniversary following that Contract Year.
We will deduct the Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA Plus Rider remains in effect, and

•	if the GIA Plus Rider is terminated.

If the GIA Plus Rider is terminated on a Contract Anniversary, the full Charge will be deducted from the Contract Value. The full Charge will be based on the greater of the Contract Value or Guaranteed Income Base on that Contract Anniversary. If the GIA Plus Rider is terminated on a day other than a Contract Anniversary, we will prorate the Charge to the date of termination. The prorated Charge amount will be based on the greater of the Guaranteed Income Base or the Contract Value as of the day the Rider terminates. The prorated Charge will be deducted from the Contract Value on the earlier of the day the Contract terminates or the Contract Anniversary immediately following the day the GIA Plus Rider terminates. We will waive the Charge if the GIA Plus Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.
Any portion of the Charge we deduct from any fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the Charge from the final payment made to you.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Guaranteed Income Advantage 5 (GIA 5) Annual Charge (Optional Rider)
If you purchase the GIA 5 Rider, we deduct annually a Guaranteed Income Advantage Charge (“GIA 5 Charge”) for expenses related to the GIA 5 Rider. The GIA 5 Charge is equal to 0.40% (maximum charge is 0.75%) multiplied by your Contract Value.
We will deduct the GIA 5 Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA 5 Rider remains in effect,

•	on the Annuity Date, if the GIA 5 Rider is still in effect, and

•	when the GIA 5 Rider is terminated.
If you terminate the GIA 5 Rider, we will charge your Contract for the annual GIA 5 Charge on the effective date of termination. If you terminate this Rider on a Contract Anniversary, the full GIA 5 Charge will be deducted from the Contract Value. If this Rider or Contract terminates on a day other than a Contract Anniversary, a prorated GIA 5 Charge will be based on the Contract Value on the day the Rider terminates. The GIA 5 Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates.
The GIA 5 Charge may change if you elect the Step-Up provision in the Rider, but will never be more than the GIA 5 Charge being charged under the then current terms and conditions of the Rider and will not be more than the maximum charge of 0.75%. If you do not elect the optional Step-Up, your GIA 5 Charge will remain the same as it was on the Effective Date of the Rider.
Any portion of the GIA 5 Charge we deduct from a fixed option will not be more than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the GIA 5 Charge from the final payment made to you.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Guaranteed Income Advantage (GIA) Annual Charge (Optional Rider)
If you purchase the GIA Rider, we deduct annually a Guaranteed Income Advantage Charge (“GIA Charge”) for expenses related to the GIA Rider. The GIA Charge is equal to 0.30% multiplied by your Contract Value.
We will deduct the GIA Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA Rider remains in effect,

•	on the Annuity Date, if the GIA Rider is still in effect, and

•	when the GIA Rider is terminated.
If you terminate the GIA Rider, we will charge your Contract for the GIA Charge on the Effective Date of termination. If your terminate this Rider on a Contract Anniversary, the full GIA Charge will be deducted from the Contract Value. If this Rider or Contract terminates on a day other than a Contract Anniversary, a prorated GIA Charge will be based on the Contract Value on the day the Rider terminates. The GIA Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates.
Any portion of the GIA Charge we deduct from a fixed option will not be more than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the GIA charge from the final payment made to you.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Income Access Plus Annual Charge (Optional Rider)
If you purchase the Income Access Plus Rider (subject to state availability), we will deduct, annually, an Income Access Plus Charge (“Charge”) from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if the Rider terminates. The Charge is equal to 0.40% multiplied by your Contract Value on the Contract Anniversary. The Charge for a Contract Year will be deducted on the Contract Anniversary following that Contract Year.
If the Rider terminates on a Contract Anniversary, the full Charge will be deducted from the Contract Value on that Contract Anniversary. If the Rider terminates on a day other than a Contract Anniversary the Charge will be prorated to the date of termination. The prorated Charge will be deducted based on the Contract Value as of the day the Rider terminates. The prorated Charge will be deducted from the Contract Value on the earlier of the day the Contract terminates or the Contract Anniversary immediately following the day the Rider terminates. We will waive the Charge if the Rider terminates due to death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.
The annual Charge percentage may change if you elect the optional Reset provision in the Rider, but will never be more than the annual Charge percentage being charged for new issues of this same Rider and will not be more than a maximum annual Charge percentage of 1.20%. If you do not elect the optional Reset, your annual Charge percentage will remain the same as it was on the Effective Date of the Rider.
Any portion of the annual Charge we deduct from a fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the Charge from the final payment made to you.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Income Access Annual Charge (Optional Rider)
If you purchase the optional Income Access Rider (subject to state availability), we will deduct an Income Access Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if the Rider terminates. If the Rider terminates on a Contract Anniversary, the full Income Access Charge will be deducted from the Contract Value. If this Rider or Contract terminates on a day other than a Contract Anniversary, a prorated Income Access Charge will be based on the Contract Value on the day the Rider terminates. The Income Access Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates. The Income Access Charge is equal to 0.40% (maximum charge is 0.75%) multiplied by your Contract Value. If the effective date of the Rider is before March 1, 2004, the Income Access Charge is equal to 0.30%.
The Income Access Charge may change if you elect the Step-Up provision in the Rider, but will never be more than the Income Access Charge being charged under the then current terms and conditions of the Rider and will not be more than a maximum charge of 0.75%. If you do not elect the optional Step-Up, your Income Access Charge will remain the same as it was on the Effective Date of the Rider.
Any portion of the Income Access Charge we deduct from a fixed option will not be more than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the Income Access Charge from the final payment made to you.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Expenses of the Fund
Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund’s fees and expenses are described in detail in the Fund’s Prospectus and in its SAI.
The SEC recently approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/ Directors of any underlying funds imposes such fees or limitations, we will pass them on to you.
RETIREMENT BENEFITS AND OTHER PAYOUTS
Selecting Your Annuitant
When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person as Annuitant. Whether you have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a

Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (primary, joint or contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).
Annuitization
You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable MVAs, and any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. We will send the annuity payments to the payee that you designate. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any applicable MVA, Annual Fee, Enhanced Death Benefit Charge, EEG Charge, Guaranteed Protection Charge, GIA Charge, and any Income Access Charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.
Choosing Your Annuity Date
You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary.
If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. However, to meet Internal Revenue Service (IRS) minimum distribution rules your required minimum distribution date may be earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant’s attained age  59 1/2. See the FEDERAL TAX STATUS section in this Prospectus.
You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.
For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/ Annuitant not later that the Owner/ Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/ Annuitant (or the Owner/ Annuitant and his Beneficiary) must commence not later than the RBD.
The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/ Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/ Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/ Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.
If the Owner/ Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Plan Death of Annuitant Distribution Rules”. Life expectancy is initially computed by use of the Single Life Table of the Final and Temporary Regulations, issued April 17, 2002 (Regulation Section 1.401(a)(9)-9). Congress recently required the IRS to update these tables to reflect increased life expectancies. Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/ Annuitant) by one in each following calendar year.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.
The IRS issued Final and Temporary Regulations on April 17, 2002. Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.
The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these final regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.
The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.
For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive than the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.
In accordance with recent changes in laws and regulations, RMDs may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the RMDs may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.
Under the Final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.
Under Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.
If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.
Default Annuity Date and Options
If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies; however some states’ laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.
If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable MVA, and charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows:

•	the net amount from any fixed option will be converted into a fixed-dollar annuity, and

•	the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each.
If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Choosing Your Annuity Option
You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after annuitization.
Fixed and Variable Annuities
You may choose a fixed annuity with fixed-dollar amounts based on a fixed rate and the 1983a Annuity Mortality Table with the ages set back ten (10) years, a variable annuity with variable-dollar payments that vary with the Investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.
If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under any fixed option).
If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.
Annuity Options
Four Annuity Options are currently available under the Contracts, although additional options may become available in the future. For other Annuity Options see the OTHER OPTIONAL RIDERS section in this Prospectus.

1.	Life Only. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies). Payments stop when the Annuitant dies.

2.	Life with Period Certain. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies), with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only).

3.	Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4.	Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only).
Additionally, if variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return, any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS—Withdrawal Charge section in this Prospectus). For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 ($5,000 - $300) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.
If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is alive at the death of the Annuitant:

•	the Owner;

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.
If none are living, we will pay the remainder of the guaranteed payments to the Owner’s estate.
If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the rate that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first person among the following who is alive at the Owner’s death:

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.
If none are living, all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.
For Qualified Contracts, please refer to the section in this Prospectus under Choosing Your Annuity Date. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employment Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments
Frequency of Payments
You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.
Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Amount of the First Payment
Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).
For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.
For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT section.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Death Benefits
Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants with Right of Survivorship and not as Tenants in Common. The amount of the death benefit will be paid according to the Death Benefit Proceeds section below.
The “Notice Date” is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Death Benefit Proceeds
The proceeds of any death benefit payable will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefit proceeds. Such proceeds will equal the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity

Option we then offer, or in any other manner permitted by the IRS and approved by us. Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract. In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.
Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Death of Owner Distribution Rules
The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, they must begin distribution within one year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.
The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or over a period that does not exceed the Beneficiary’s life expectancy. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in an acceptable form to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.
If the Owner who was not an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.
If none are living, the designated recipient will be the Owner’s Estate.
If the Owner who was an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.
If none are living, the designated recipient will be the Owner’s Estate.
Qualified Plan Death of Annuitant Distribution Rules
Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan pursuant to sections 401, 403, 408, 408A, or 457(b) of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her

Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant’s death falls (the “five-year rule”).
However, the life expectancy method and the five-year rule are modified if the Beneficiary is a surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA or another existing eligible plan in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant’s death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:

•	December 31 of the year following the year the Annuitant died, or

•	December 31 of the year in which the Annuitant would have turned 70 1/2.
Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31 of the year following the Annuitant’s death or by the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.
If the Annuitant dies after the commencement of Required Minimum Distributions (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.
The Amount of the Death Benefit: Death of Annuitant
For Contracts issued on or after February 1, 2005, subject to state availability, if the sole surviving Annuitant, or the first Owner who is also an Annuitant dies before the Annuity Date, the death benefit proceeds will be the Death Benefit Amount as of the Notice Date, described in the Death Benefit Amounts subsection below.
For Contracts issued before February 1, 2005, if the sole surviving Annuitant, or the first Owner who is also an Annuitant dies prior to the Annuity Date, the death benefit proceeds will be the greater of:

•	the Death Benefit Amount as of the Notice Date, described in the Death Benefit Amounts subsection below or, if applicable,

•	the “Guaranteed Minimum Death Benefit Amount” as of the Notice Date, described in the Death Benefit Amounts subsection below.

If the Annuitant who is not an Owner dies, the designated sole Annuitant will then be the first living person in the following order and no death benefit proceeds will be payable:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.
If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds will be payable to the first living person in the following order:

•	Owner,

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.
If none are living, the proceeds will be payable to the Owner’s Estate.

If the Owner is not an Annuitant and the Owner and Annuitant die simultaneously, the death benefit proceeds will be calculated under the Death of Annuitant provisions and proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.
If none are living, the proceeds will be payable to the Owner’s Estate.
If your Contract is issued before January 1, 2003 with an optional EGMDBR and your sole surviving Annuitant who is not an Owner dies before the Annuity Date, we will pay the death benefit proceeds to the first living person in the following order:

•	Beneficiary,

•	Contingent Beneficiary,

•	Owner, or

•	Contingent Owner.
If none are living, we will pay death benefit proceeds to the Owner’s Estate.
The Amount of the Death Benefit: Death of a Contract Owner
For Contracts issued on or after February 1, 2005, subject to state availability, if a Contract Owner who is an Annuitant dies before the Annuity Date, the death benefit proceeds will be the Death Benefit Amount as of the Notice Date.
If a Contract Owner who is not an Annuitant dies before the Annuity Date, the death benefit proceeds will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.
If none are living, the death benefit proceeds will be paid to the Owner’s Estate.
For Contracts issued before February 1, 2005, if a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of:

•	your Death Benefit Amount as of the Notice Date, or

•	the “Guaranteed Minimum Death Benefit Amount” as of the Notice Date, and will be paid in accordance with the Death Benefit Proceeds section above.

If you are a Non-Natural Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of the Death of Owner Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contact Value, less any annual fee, withdrawal fee, withdrawal charge, Market Value Adjustment and less any charge for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution.

Death Benefit Amounts
For Contracts issued on or after February 1, 2005, subject to state availability, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the following:
The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments, reduced by any applicable charges, and/or MVAs and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value, immediately prior to each withdrawal.

For Contracts issued before February 1, 2005, subject to state availability, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the following:
The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments, reduced by any applicable charges, and/or MVAs and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.

We calculate the Death Benefit Amount as of the Notice Date.
The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:
First, we calculate what the Death Benefit Amount would have been as of your sixth Contract Anniversary and each Subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 76th birthday (each of these Contract Anniversaries is a “Milestone Date”). Subject to approval of insurance authorities in your state of issue, if your Contract is issued before the Annuitant’s 75th birthday, we will calculate what the Death Benefit Amount would have been as of the Contract Anniversary immediately following the Annuitant’s 75th birthday while the Annuitant is living (also a Milestone Date) even if such Milestone Date occurs before your sixth Contract Anniversary. This added feature will benefit Contracts where the Annuitant is from age 69 through 74 at the time the Contract is issued.
We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before each withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any actual Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.
Optional Stepped-Up Death Benefit Rider (SDBR)
The SDBR is only available on Contracts issued on or after February 1, 2005, subject to state availability. If you purchase the SDBR at the time your application is completed, upon the death of the sole surviving Annuitant, or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a) the Death Benefit Amount as of the Notice Date.
          The Death Benefit Amount as of any day before the Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

(b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount immediately prior to the withdrawal, (adjusted for Purchase Payments received and withdrawals made since that Milestone Date) by the ratio of the amount of the withdrawal, including any withdrawal charge and Market Value Adjustments, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.
Optional Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)
The EGMDBR is no longer available for new Contracts issued on or after May 1, 2003. All references to the EGMDBR in this section, the Prospectus, and the Statement of Additional Information do not apply to such Contracts.
If you purchased the EGMDBR, the Death Benefit Amounts are replaced with the following.
For Contracts issued before February 2, 2003, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments less an adjusted amount for each withdrawal, increased at an effective annual rate of 6% to that day, subject to a maximum of 200% of the resulting difference of your aggregate Purchase Payments less any withdrawals.
For Contracts issued on or after February 2, 2003, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments less an adjusted amount for each withdrawal, increased at an effective annual rate of 5% to that day, subject to a maximum of 200% of the resulting difference of your aggregate Purchase Payments and withdrawals.

To calculate the effective annual rate of growth, we take into account the timing of when each Purchase Payment and withdrawal occurred. We do this by multiplying each day’s balance by a daily factor of:

•	1.000159654 for Contracts issued before February 2, 2003, or

•	1.000133681 for Contracts issued on or after February 2, 2003.

We stop accruing each effective annual rate of growth as of the earlier of:

•	the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday,

•	the date of death of the sole surviving Annuitant, or

•	the Annuity Date.
To determine the adjusted amount for each withdrawal we:

•	divide the amount of each withdrawal by your Contract Value immediately before that withdrawal, and

•	then multiply the result by your Death Benefit Amount before the withdrawal immediately before that withdrawal.
The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:
First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant’s 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant’s 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a “Milestone Date.”
We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since that Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before each withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge and MVA, to the Contract Value immediately prior to the withdrawal.
The highest of these adjusted Death Benefit Amounts as of the Notice Date is your Guaranteed Minimum Death Benefit if the EGMDBR is purchased. Calculations of any actual Guaranteed Minimum Death Benefit are made only once death benefit proceeds become payable under your Contract.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Optional Earnings Enhancement Guarantee (EEG) Rider
If you purchase the EEG Rider, (subject to availability), an Earnings Enhancement Guarantee amount (EEG Amount), is added to the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s Death or first death of an Owner who is also an Annuitant. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the EEG Amount is called the GEE Amount in your Contract’s Rider.

The EEG amount is calculated as follows:
If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	40% of Earnings, or

•	40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.
If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	25% of Earnings, or

•	25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.
For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

(a)	If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

•	the Initial Purchase Payments, plus

•	any additional Purchase Payments added, minus

•	the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

(b)	If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

•	the Contract Value on the Effective Date, plus

•	any additional Purchase Payments added since the Effective Date of the Rider, minus

•	the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.
If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.
Once purchased, the Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.
The EEG Rider may not otherwise be cancelled.
Spousal Continuation
Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract which is qualified pursuant to section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/ designated recipient of the death benefit proceeds (“Add-In Amount”). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract.
WITHDRAWALS
Optional Withdrawals
You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. Currently, we are not requiring the 30-day waiting period on partial withdrawals, but we reserve the right to require the 30-day waiting period on partial withdrawals in the future. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawal which must be at least $250. It is our current administrative practice to waive the minimum partial withdrawal requirements.
If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. If your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section, we have the right, at our option, to terminate your Contract and send you the amount available for withdrawal. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See THE GENERAL ACCOUNT— Withdrawals and Transfers, and the APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.
Amount Available for Withdrawal
The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, withdrawal transaction fee, and any charge for premium taxes and/or other taxes, and after application of the MVA, if appropriate. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT— Withdrawals and Transfers sections in this Prospectus.
You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Investments you have allocated to that Subaccount.
Pre-Authorized Withdrawals
If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% penalty tax if you have not reached age 59 1/2. The GIOs are not available for pre-authorized withdrawals. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT— Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI.

Special Requirements for Full Withdrawals
If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit a Withdrawal Request form or a “lost Contract affidavit” if no Withdrawal Request form is completed.
Special Restrictions Under Qualified Plans
Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.
These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.
Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.
Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See the FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.
Effective Date of Withdrawal Requests
Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Investments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.
Tax Consequences of Withdrawals
Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See the FEDERAL TAX STATUS section in this Prospectus.
Right to Cancel (“Free Look”)
You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. The amount of your refund may be more or less than the Purchase Payments you’ve made. If you return your Contract, it will be cancelled and treated as void from your Contract Date. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges, and any additional amount credited as described in the CHARGES, FEES AND DEDUCTIONS—Waivers and Reduced Charges section in this Prospectus. You would keep the gains or losses on the credited amounts. Thus, an Owner who returns a Contract within the Free Look period also bears the investment risk on any additional amounts credited to the Contract. In some states we are required to refund your Purchase Payments.
For any Contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).
You’ll find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.
If your Contract is issued in exchange for another annuity contract or life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is delivered. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
OTHER OPTIONAL RIDERS
Guaranteed Protection Advantage 5 (GPA 5) Rider
If you purchase the GPA 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.
On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Adjusted Contract Value (the Contract Value less any Guaranteed Income Option Value) is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Adjusted Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.
The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Adjusted Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term and allocated to the Variable Investment Options, Fixed Option and/or the DCA Plus Fixed Option, and

(c)	is a pro rata adjustment for withdrawals made from the Variable Investment Options, Fixed Option and/or the DCA Plus Fixed Option during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Adjusted Contract Value immediately prior to the withdrawal.
For purposes of determining the Adjusted Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Adjusted Contract Value is equal to the portion of the initial Purchase Payment allocated to the Variable Investment Options, Fixed Option and/or the DCA Plus Fixed Option. If the Effective Date of the Rider is a Contract Anniversary, the Adjusted Contract Value is equal to the Adjusted Contract Value on that Contract Anniversary.
If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA 5 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Adjusted Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.
If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.
The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on the Contract Anniversary.
Optional Step-Up in the Guaranteed Protection Amount
On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.
If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 30 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Adjusted Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

The Guaranteed Protection Charge (“GPA 5 Charge”) may change if you elect a Step-Up, but it will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.
Guaranteed Protection Advantage (GPA) Rider
If you purchase the GPA Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.
On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.
The Guaranteed Protection Amount is equal to (a) plus (b) plus (c) minus (d); where:

(a)	is the Contract Value at the start of the Term,

(b)	is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

Number of Years Since	Percentage of Purchase Payment
Beginning of Term	Added to Guaranteed Protection Amount

1 through 4	100%
5	90%
6	85%
7	80%
8 through 10	75%

(c)	interest earned on Purchase Payments (or portions thereof) allocated to any of the Guaranteed Interest Options (if available under the Contract) during the Term,

(d)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.
For purposes of determining Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.
If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA Rider before the payment of any annuity or death benefits, or full withdrawal.
No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.
On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

•	all Annuitant(s) are 80 years or younger at the start of the new Term, and

•	the new Term does not extend beyond your selected Annuity Date.
If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date. If the surviving spouse does not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.
The GPA Rider will remain in effect until the earlier of:

•	the end of a Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The GPA Rider is only available if the original Effective Date of the Rider is before April 1, 2003.
Guaranteed Income Advantage Plus (GIA Plus) Rider
If you purchase the optional GIA Plus Rider (subject to state availability), you may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least ten (10) years from its Effective Date. If you choose the GIA Plus Annuity Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back eight (8) years.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Annuity Payments – The annuity payments that may be elected under the GIA Plus Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	20 years or more Period Certain.

The Rider contains annuity tables for each GIA Plus Annuity Option available.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

•	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option,

•	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

•	charges for premium taxes and/or other taxes.

If you elect the GIA Plus Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. (See the CHARGES, FEES AND DEDUCTIONS—Withdrawal Charge section in this Prospectus)
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Initial Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.
The initial values are determined on the Rider Effective Date as follows:

•	if this Rider is effective on the Contract Date, the Guaranteed Income Base and GIA Plus Withdrawal Base are equal to the initial Purchase Payment.

•	if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base and GIA Plus Withdrawal Base are equal to the Contract Value on that day.

•	the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

•	the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.
Subsequent Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:
Guaranteed Income Base – On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

•	the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

•	Purchase Payments received by us on that day, less

•	adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.
However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

•	the GIA Plus Withdrawal Amount for that Contract Year, and

•	any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

•	the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

•	the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

•	the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

•	Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

•	the day this Rider terminates.

GIA Plus Withdrawal Base – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

•	the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

•	the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.
GIA Plus Step-Up Value – On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

•	the GIA Plus Step-Up Value as of the prior day, plus

•	Purchase Payments received by us on that day, less

•	adjustment for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.
On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

•	the Contract Value as of that Contract Anniversary, or

•	the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.
The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary, preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals.
Partial Conversion of Net Contract Value for Annuity Payments – If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at any time before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value. A withdrawal charge may also apply.
Limitation on Subsequent Purchase Payments – For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the first (1st) Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Sample Calculations – Hypothetical sample calculations are in the attached APPENDIX C: GUARANTEED INCOME ADVANTAGE PLUS RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. They are not intended to serve as projections of future investment returns.
Guaranteed Income Advantage 5 (GIA 5) Rider
If you purchase the optional GIA 5 Rider (subject to state availability), you may choose any of the Annuity Options described in your Contract, or you may choose the Guaranteed Income Advantage 5 (GIA 5) Annuity Option provided this Rider has been in effect for at least ten (10) years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA 5 Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, adjusted for any Market Value Adjustment, less

•	any applicable withdrawal charge resulting from the conversion to the GIA 5 Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.
Guaranteed Income Base – If you purchase the GIA 5 Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base, and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals,

•	or adjustments for transfers made from a Guaranteed Interest Option (GIOs).

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.
Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.
The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.
The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA 5 Rider terminates.
The GIA 5 Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the GIA 5 Rider,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.
If the Owner dies while the Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.
If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.
Election of Step-Up – On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Guaranteed Income Advantage Charge (“GIA 5 Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA 5 Charge will never exceed the GIA 5 Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum Charge of 0.75%. If the Guaranteed Income Base is never stepped-up, the GIA 5 Charge established on the Effective Date of this Rider is guaranteed not to change.
Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.
Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.
The annuity payments that may be elected under the GIA 5 Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.
If you elect the GIA 5 Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA 5 Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA 5 Annuity Option available.
Guaranteed Income Advantage (GIA) Rider
If you purchase the GIA Rider (subject to state availability), you may choose any of the Annuity Options described in your Contract, or you may choose the Guaranteed Income Advantage Annuity (GIA) Option if 10 years have passed since the GIA Rider was purchased and the GIA Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage Annuity Option. The GIA Rider is only available for Contracts issued before March 1, 2004 or, if later, until the date the GIA Plus Rider becomes available in your state.
The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option will be based on the higher of the Guaranteed Income Base or the Enhanced Income Base, which are described below. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

1.	Guaranteed Income Base – If you purchase the GIA Rider on the Contract Date, the Guaranteed Income Base is equal to the Purchase Payments less an adjustment for each withdrawal, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to a withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs, to the Contract Value immediately prior to withdrawal.

If you purchase the GIA Rider on a Contract Anniversary after the Contract Date, the Guaranteed Income Base is equal to the Contract Value on the date the GIA Rider is purchased, plus all Purchase Payments made after the GIA Rider is purchased, less an adjustment for each withdrawal occurring after the GIA was elected, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs, to the Contract Value immediately prior to the withdrawal.

The effective annual rate of interest will take into account the timing of when each Purchase Payment and withdrawal occurred. We accomplish this by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% effective annual rate of interest will stop accruing as of the earlier of:

•	the Contract Anniversary following the date the youngest Annuitant reaches his or her 80th birthday,

•	a full withdrawal of the amount available for withdrawal under the Contract,

•	a death of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	any termination of the Contract in accordance with the provisions of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.

On the Annuity Date, the net amount we apply to the annuity payments will be the Guaranteed Income Base reduced by any remaining withdrawal charges associated with additional Purchase Payments added to the Contract, any MVAs, any applicable state premium tax, and any outstanding Contract Debt.

2.	Enhanced Income Base – The Enhanced Income Base is equal to your Net Contract Value on the Annuity Date plus an additional 15% of the amount equal to:

•	the Net Contract Value on the Annuity Date, less

•	the sum of all Purchase Payments applied to the Contract in the 12 months prior to the Annuity Date.

On the Annuity Date, the net amount we apply to the annuity payments will be the Enhanced Income Base reduced by any withdrawal charges, MVAs, and any applicable state premium tax.
The annuity payments that may be elected under the Guaranteed Income Advantage Option are:

•	Life Only,

•	Life with 10 Years or More Period Certain,

•	Joint and Survivor Life, or

•	15 Years or More Period Certain

If you elect the Guaranteed Income Advantage (GIA) Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA Annuity Option available.
The GIA Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the date the Contract is terminated in accordance with the provisions of the Contract,

•	the Annuity Date, or

•	termination of the GIA Rider.
You may terminate the GIA Rider on the fifth Contract Anniversary or on any later Contract Anniversary.
If you buy the GIA Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the GIA Rider coincide with that Contract Date or Contract Anniversary.
If the Owner dies while the Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.
Income Access Plus Rider
If you purchase the Income Access Plus Rider (subject to state availability), on any day this Rider allows for withdrawals up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.
In addition, on any Contract Anniversary beginning with the third (3rd) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.
For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If your Contract is qualified and you are required to take minimum distributions, your Required Minimum

Distribution amounts may be greater than the Protected Payment Amounts provided for under this Rider, which will create adverse consequences on the Rider.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Income Access Plus Terms

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.
       Remaining Protected Balance – The amount available for future withdrawals made under this Rider.
       Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary beginning with the third (3rd) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.
Subsequent Purchase Payments – If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.
Income Access Credit – On each Contract Anniversary after the Rider Effective Date or most recent Reset Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is prior to the sixth (6th) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.
Once a withdrawal has occurred, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless you elect to reset the Remaining Protected Balance.
Income Access Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income.

Withdrawal of Protected Payment Amount – While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero.
If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.
If a withdrawal exceeds the Protected Payment Amount immediately prior to that withdrawal, we will adjust the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal, to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount.

A withdrawal may not exceed the amount available for withdrawal under the Contract if such withdrawal would exceed the Protected Payment Amount.
If a withdrawal does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero. The payments will be made under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.
Election to Reset Remaining Protected Balance – You may, on any Contract Anniversary beginning with the third (3rd) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, elect to reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.
The annual Charge percentage may change if you elect to reset the Remaining Protected Balance. However, the annual Charge percentage will never exceed the annual Charge percentage then in effect for new issues of this same Rider. If we are no longer issuing this Rider, any change in the annual Charge percentage will not result in an annual Charge percentage that exceeds the maximum annual Charge percentage. (See CHARGES, FEES and DEDUCTIONS—Income Access Plus Rider)
On each Reset Date and after any Income Access Credit is applied, we will set the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of the Reset Date.
The election to reset the Remaining Protected Balance must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the reset is effective. Your election to reset the Remaining Protected Balance may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and Income Access Credit. We will provide you with written confirmation of your election.
On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credits, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date.
Sample Calculations – Hypothetical sample calculations are in the attached APPENDIX D: INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.
Income Access Rider
If you purchase the Income Access Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider allows for withdrawals from the Contract of up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance is reduced to zero.
The Income Access Rider also provides that if, on any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Income Access Rider, the Contract Value is greater than the Remaining Protected Balance, you may elect to Step-Up (increase) the Remaining Protected Balance to an amount equal to 100% of the Contract Value.
For purposes of the Income Access Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under the Income Access Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If your Contract is qualified and you are required to take minimum distributions, your Required Minimum Distribution amounts may be greater than the Protected Payment Amounts provided for under this Rider, which will create adverse consequences on the Rider.
The initial Protected Payment Base and initial Remaining Protected Balance are equal to:

•	your Initial Purchase Payment, if the Effective Date of the Rider is on a Contract Date, or

•	the Contract Value, if the Effective Date of the Rider is on a Contract Anniversary.
The initial Protected Payment Amount is equal to 7% of the initial Protected Payment Base.
Once these initial amounts are established, the Protected Payment Base and Protected Payment Amount will remain unchanged, provided no additional Purchase Payments are received after the Effective Date of the Rider, the total amount withdrawn each Contract Year does not exceed the Protected Payment Amount and the Remaining Protected Balance is greater than 7% of the Protected Payment Base at each Contract Anniversary.
Example #1—Initial Values on the Effective Date based on an initial Purchase Payment of $100,000

Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.
For purposes of the Income Access Rider, we reserve the right to restrict additional Purchase Payments. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Example #2—Additional Purchase Payment received after the Effective Date of the Rider but within the same Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions and increases and/or decreases in the investment performance of the Variable Account.
While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year without any adjustment to the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Withdrawals may be taken in a lump sum, in multiple withdrawals or in a series of pre-authorized withdrawals within the Contract Year.
Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.
Example #3—Cumulative withdrawals during the second Contract Year not exceeding the Protected Payment Amount established for that Contract Year.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

Activity		$8,400	$110,600			$111,600

Beginning of Year 3				$120,000	$8,400	$111,600

Under the terms and conditions of your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.
If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.
If a withdrawal causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will reset the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.
The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

Example #4—Cumulative withdrawals during the third Contract Year exceeding the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

Activity		$8,400	$110,600			$111,600

Beginning of Year 3				$120,000	$8,400	$111,600

Activity (Withdrawal)		$8,400	$103,600			$103,200

Activity (Withdrawal)		$5,000	$94,000	$94,000		$94,000

Beginning of Year 4				$94,000	$6,580	$94,000

Because the $5,000 withdrawal causes the cumulative withdrawals to exceed the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of (a) the Contract Value immediately after the withdrawal ($94,000); or, (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount ($103,200 - $5,000 = $98,200).
A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.
If, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.
If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.
If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.
You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below or

•	the Annuity Date.
The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.
Optional Step-Up in the Remaining Protected Balance
On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Rider and before the Annuity Date, you may elect to Step-Up the Remaining Protected Balance to an amount equal to 100% of the Contract Value as of the Step-Up Date.
The Income Access Charge may change if you elect a Step-Up, but will never exceed the Income Access Charge then being charged for this same benefit under newly issued riders. If you do not elect the optional Step-Up, the Income Access Charge on the Effective Date of the Rider will remain unchanged.
Your request for a Step-Up must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.
On each Step-Up Date, we will:

•	reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value on the Step-Up Date,

•	reset the Protected Payment Base to an amount equal to the reset Remaining Protected Balance, and

•	reset the Protected Payment Amount to equal 7% of the reset Protected Payment Base.
Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.
Your election to Step-Up the Remaining Protected Balance may result in a reduction in the Protected Payment Base and Protected Payment Amount.

Example #5—A Step-Up in the Remaining Protected Balance at the Beginning of Contract Year 7 (Step-Up Date). This example further assumes that cumulative withdrawals for Contract Years 4, 5 and 6 do not exceed the Protected Payment Amount and no additional Purchase Payments are made during these Contract Years.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 4				$94,000	$6,580	$94,000

Activity (Withdrawal)		$6,580				$87,420

Beginning of Year 5				$94,000	$6,580	$87,420

Activity (Withdrawal)		$6,580				$80,840

Beginning of Year 6				$94,000	$6,580	$80,840

Activity (Withdrawal)		$6,580				$74,260

Beginning of Year 7 (Balances immediately before the Step-Up)			$85,000	$94,000	$6,580	$74,260

Activity (Step-Up effected)

Beginning of Year 7 (Balances immediately after the Step-Up)			$85,000	$85,000	$5,950	$85,000

Because the Contract Value ($85,000) on the Step-Up Date is greater than the Remaining Protected Balance ($74,260) (see balances immediately before the Step-Up), the Step-Up election: (a) resets the Remaining Protected Balance to equal the Contract Value; (b) resets the Protected Payment Base to equal the reset Remaining Protected Balance, resulting in a reduction in the Protected Payment Base; and (c) resets the Protected Payment Amount to equal 7% of the reset Protected Payment Base ($85,000 × 7% = $5,950), resulting in a reduction in the Protected Payment Amount (see balances immediately after the Step-Up).
PACIFIC LIFE AND THE SEPARATE ACCOUNT
Pacific Life
Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2004, we had over $174.1 billion of individual life insurance in force and total admitted assets of $68.5 billion.
We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.
We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.
Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, whose registered representatives are authorized by state insurance departments to sell the Contracts.
We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.
Separate Account A
Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.”
Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.
We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.
The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

FINANCIAL HIGHLIGHTS
The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.
The information in the table for each of the four years in the period ended December 31, 2004 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2004.

			Number of
	AUV at		Subaccount Units
	Beginning	AUV at	Outstanding at
Variable Account	of Year	End of Year	End of Year

Blue Chip[1]
2004	$7.25	$7.48	51,260,881
2003	$5.86	$7.25	31,559,184
2002	$8.03	$5.86	22,722,046
2001	$10.00	$8.03	19,099,383
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Aggressive Growth[1]
2004	$7.57	$8.35	1,460,783
2003	$6.06	$7.57	1,264,292
2002	$7.91	$6.06	1,134,413
2001	$10.00	$7.91	2,897,951
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Financial Services[1]
2004	$9.79	$10.50	1,562,344
2003	$7.70	$9.79	1,840,157
2002	$9.14	$7.70	1,548,005
2001	$10.00	$9.14	1,422,507
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Diversified Research[2]
2004	$10.19	$11.17	10,034,904
2003	$7.79	$10.19	7,873,097
2002	$10.42	$7.79	6,114,378
2001	$10.87	$10.42	6,018,484
2000	$10.00	$10.87	4,671,588
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Equity
2004	$13.03	$13.51	6,775,555
2003	$10.63	$13.03	8,404,200
2002	$14.66	$10.63	10,210,779
2001	$19.01	$14.66	13,689,954
2000	$25.76	$19.01	17,310,865
1999	$18.85	$25.76	13,292,054
1998	$14.68	$18.85	6,695,038
1997	$12.59	$14.68	1,983,738
1996	$10.00	$12.59	453,223

			Number of
	AUV at		Subaccount Units
	Beginning	AUV at	Outstanding at
Variable Account	of Year	End of Year	End of Year

Technology[1]
2004	$4.33	$4.43	3,627,047
2003	$3.08	$4.33	5,548,736
2002	$5.82	$3.08	2,469,954
2001	$10.00	$5.82	2,183,699
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Short Duration Bond[3]
2004	$10.00	$9.98	32,486,812
2003	$10.00	$10.00	19,757,550
2002	N/A	N/A	N/A
2001	N/A	N/A	N/A
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Concentrated Growth[4,5]
2004	$3.74	$4.16	3,673,368
2003	$2.65	$3.74	4,344,526
2002	$4.38	$2.65	4,114,478
2001	$6.72	$4.38	4,719,596
2000	$10.00	$6.72	5,473,395
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Growth LT
2004	$19.23	$20.93	19,218,217
2003	$14.55	$19.23	20,743,661
2002	$20.78	$14.55	23,921,217
2001	$29.92	$20.78	28,200,043
2000	$38.74	$29.92	32,677,987
1999	$19.84	$38.74	24,739,519
1998	$12.71	$19.84	10,966,264
1997	$11.61	$12.71	3,826,332
1996	$10.00	$11.61	950,317

Focused 30[6]
2004	$6.87	$7.78	1,986,498
2003	$4.90	$6.87	2,154,453
2002	$7.03	$4.90	1,415,371
2001	$8.23	$7.03	1,899,802
2000	$10.00	$8.23	1,969,500
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Health Sciences[1]
2004	$8.68	$9.20	2,232,443
2003	$6.88	$8.68	2,411,291
2002	$9.10	$6.88	1,927,951
2001	$10.00	$9.10	2,092,867
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

			Number of
	AUV at		Subaccount Units
	Beginning	AUV at	Outstanding at
Variable Account	of Year	End of Year	End of Year

Mid-Cap Value[7]
2004	$15.33	$18.91	17,849,133
2003	$12.05	$15.33	15,530,678
2002	$14.28	$12.05	13,782,090
2001	$12.78	$14.28	16,063,739
2000	$10.38	$12.78	11,314,553
1999	$10.00	$10.38	3,539,541
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

International Value
2004	$11.58	$13.30	34,524,133
2003	$9.20	$11.58	30,099,302
2002	$10.83	$9.20	25,388,618
2001	$14.06	$10.83	27,830,940
2000	$16.10	$14.06	34,358,474
1999	$13.29	$16.10	30,366,865
1998	$12.76	$13.29	15,066,242
1997	$11.84	$12.76	5,292,436
1996	$10.00	$11.84	1,312,817

Capital Opportunities[1]
2004	$7.54	$8.38	8,992,628
2003	$6.01	$7.54	6,855,490
2002	$8.33	$6.01	5,371,607
2001	$10.00	$8.33	4,987,959
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

International Large-Cap[2]
2004	$6.52	$7.62	50,869,146
2003	$5.06	$6.52	35,516,195
2002	$6.24	$5.06	22,629,241
2001	$7.74	$6.24	24,033,715
2000	$10.00	$7.74	16,119,405
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Equity Index
2004	$17.74	$19.35	15,189,817
2003	$14.02	$17.74	17,845,729
2002	$18.32	$14.02	22,509,470
2001	$21.14	$18.32	26,521,065
2000	$23.64	$21.14	24,504,075
1999	$19.88	$23.64	28,123,841
1998	$15.69	$19.88	15,518,412
1997	$11.97	$15.69	4,460,482
1996	$10.00	$11.97	751,175

Small-Cap Index[7]
2004	$12.60	$14.64	16,188,857
2003	$8.72	$12.60	10,202,069
2002	$11.22	$8.72	7,440,682
2001	$11.19	$11.22	4,911,139
2000	$11.77	$11.19	5,321,131
1999	$10.00	$11.77	3,538,845
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

			Number of
	AUV at		Subaccount Units
	Beginning	AUV at	Outstanding at
Variable Account	of Year	End of Year	End of Year

Fasciano Small Equity[8]
2004	$9.43	$11.07	5,931,001
2003	$7.19	$9.43	8,264,479
2002	$9.73	$7.19	9,119,281
2001	$11.92	$9.73	9,654,622
2000	$15.31	$11.92	12,691,264
1999	$12.19	$15.31	11,134,505
1998	$10.92	$12.19	5,808,703
1997	$10.67	$10.92	1,711,363
1996	$10.00	$10.67	387,987

Small-Cap Value[3]
2004	$12.57	$15.43	8,430,203
2003	$10.00	$12.57	5,534,329
2002	N/A	N/A	N/A
2001	N/A	N/A	N/A
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Multi-Strategy
2004	$16.16	$17.49	7,741,361
2003	$13.29	$16.16	8,902,854
2002	$15.50	$13.29	9,863,550
2001	$15.91	$15.50	12,389,066
2000	$16.01	$15.91	12,843,499
1999	$15.17	$16.01	12,744,327
1998	$13.01	$15.17	8,073,603
1997	$11.03	$13.01	1,803,504
1996	$10.00	$11.03	294,936

Main Street® Core
2004	$14.77	$15.96	20,629,181
2003	$11.80	$14.77	18,715,733
2002	$16.71	$11.80	15,878,510
2001	$18.60	$16.71	20,507,327
2000	$20.22	$18.60	32,058,370
1999	$18.10	$20.22	26,156,874
1998	$14.78	$18.10	14,764,834
1997	$11.66	$14.78	4,189,318
1996	$10.00	$11.66	743,123

Emerging Markets
2004	$9.20	$12.21	12,432,989
2003	$5.54	$9.20	8,155,010
2002	$5.79	$5.54	6,797,735
2001	$6.43	$5.79	7,852,984
2000	$10.14	$6.43	8,225,853
1999	$6.70	$10.14	6,758,343
1998	$9.28	$6.70	3,975,851
1997	$9.57	$9.28	1,342,086
1996	$10.00	$9.57	240,607

Managed Bond
2004	$15.47	$16.08	38,985,692
2003	$14.77	$15.47	36,605,225
2002	$13.50	$14.77	43,039,670
2001	$12.76	$13.50	50,452,819
2000	$11.60	$12.76	42,510,009
1999	$11.99	$11.60	31,653,501
1998	$11.14	$11.99	16,897,325
1997	$10.27	$11.14	4,434,069
1996	$10.00	$10.27	742,041

			Number of
	AUV at		Subaccount Units
	Beginning	AUV at	Outstanding at
Variable Account	of Year	End of Year	End of Year

Inflation Managed
2004	$15.72	$16.88	30,117,055
2003	$14.73	$15.72	22,549,588
2002	$12.94	$14.73	21,334,549
2001	$12.58	$12.94	13,897,811
2000	$11.41	$12.58	17,179,920
1999	$11.80	$11.41	13,720,231
1998	$10.95	$11.80	4,543,208
1997	$10.14	$10.95	1,506,839
1996	$10.00	$10.14	673,682

Money Market
2004	$12.31	$12.26	11,742,695
2003	$12.39	$12.31	15,188,588
2002	$12.39	$12.39	25,520,134
2001	$12.10	$12.39	31,599,970
2000	$11.55	$12.10	33,992,524
1999	$11.16	$11.55	27,967,969
1998	$10.75	$11.16	14,823,792
1997	$10.36	$10.75	3,041,495
1996	$10.00	$10.36	1,478,808

High Yield Bond
2004	$13.06	$14.09	14,333,751
2003	$11.01	$13.06	16,221,664
2002	$11.51	$11.01	11,757,291
2001	$11.52	$11.51	11,510,008
2000	$12.13	$11.52	11,695,713
1999	$11.95	$12.13	11,078,968
1998	$11.83	$11.95	7,396,859
1997	$10.96	$11.83	2,702,260
1996	$10.00	$10.96	630,637

Large-Cap Value[7]
2004	$11.67	$12.65	47,338,448
2003	$9.02	$11.67	33,234,833
2002	$11.87	$9.02	26,065,399
2001	$12.49	$11.87	25,206,629
2000	$10.99	$12.49	9,783,552
1999	$10.00	$10.99	5,648,927
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Comstock[6]
2004	$8.62	$9.95	16,380,784
2003	$6.65	$8.62	10,427,793
2002	$8.66	$6.65	2,123,576
2001	$9.75	$8.66	2,178,943
2000	$10.00	$9.75	1,347,212
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

Mid-Cap Growth[1]
2004	$5.38	$6.45	6,126,356
2003	$4.18	$5.38	5,358,589
2002	$8.01	$4.18	3,482,177
2001	$10.00	$8.01	2,269,327
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

			Number of
	AUV at		Subaccount Units
	Beginning	AUV at	Outstanding at
Variable Account	of Year	End of Year	End of Year

Real Estate[7]
2004	$18.42	$25.00	5,868,266
2003	$13.58	$18.42	5,325,725
2002	$13.82	$13.58	4,924,295
2001	$12.91	$13.82	4,618,797
2000	$9.86	$12.91	4,442,265
1999	$10.00	$9.86	1,859,366
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

[1]	This Subaccount began operations on January 2, 2001.
[2]	This Subaccount began operations on January 3, 2000.
[3]	This Subaccount began operations on May 1, 2003.
[4]	This Subaccount began operations on May 1, 2000.

[5]	Formerly called I-Net Tollkeepersm.

[6]	This Subaccount began operations on October 2, 2000.

[7]	This Subaccount began operations on January 4, 1999.

[8]	Formerly called Aggressive Equity.

FEDERAL TAX STATUS
The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.
Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.
Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund’s SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.
Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.
With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.
The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.
Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.
Taxes Payable by Contract Owners: General Rules
These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.
Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.
Multiple Contracts
All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.
Taxes Payable on Withdrawals
Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.
The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled,

•	in the form of level annuity payments under a lifetime annuity, or

•	any distributions that are a part of a series of substantially equal periodic payments made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see the Taxes Payable on Annuity Payments section).
Taxes Payable on Optional Riders
It is our understanding that the charges relating to any optional death benefit rider are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may not invest in life insurance contracts. However, a Contract that is used as an IRA may provide for a death benefit that equals the greater of the Purchase Payments made and the Contract Value.
Section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by the optional death benefit riders are not incidental.
To the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.
The Contract offers various optional death benefits riders that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although, we believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with an optional death benefit rider, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax adviser before deciding to purchase any optional death benefit rider in connection with any IRA Contract.
Taxes Payable on Annuity Payments
A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.
Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.
If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.
Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.
Any amount payable upon the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.
Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Qualified Contracts
The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. It’s important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. The other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among investment options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/ distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/ distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.
Individual Retirement Annuities (“IRAs”)
In addition to “traditional” IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:
Traditional IRAs
Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

•	distributions that are part of a series of substantially equal periodic payments made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

•	certain higher education expenses,

•	used to pay for certain health insurance premiums or medical expenses, and

•	costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.
You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your Traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.
SIMPLE IRAs
The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plans”) is a type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual’s employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA will be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required two year waiting period.
Roth IRAs
Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/ Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.
Tax Sheltered Annuities (“TSAs”)
Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees. Investments made on Contracts purchased for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.
Section 457(b) Non-Qualified Deferred Compensation Plans
Government Entity
Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan. The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to the 10% penalty in distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.

Not-For-Profit
Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.
401(k) Plans; Pension and Profit-Sharing Plans
Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.
Catch-Up Provision
Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit.
Loans
Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).
You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.
Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.
We may change these loan provisions to reflect changes in the Code or interpretations thereof.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Tax and Legal Matters
The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.
Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.
Loan Procedures
Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.
In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” To make this transfer, we will transfer amounts proportionately from your Investment Options, in accordance with the Loan Agreement. Your GIO Value is not available to secure your loan.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.
A transfer from the Loan Account back into the Investment Options following a loan repayment is considered a transfer under the transfer limitations as stated in the HOW YOUR INVESTMENTS ARE ALLOCATED—Transfers and Market-timing Restrictions Section in this Prospectus.
Loan Terms
You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value,

•	100% of your Contract Value excluding your GIO Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.
You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.
If you purchase the GPA 5, GPA, GIA Plus, GIA 5, Income Access Plus, or the Income Access Riders, there may be adverse consequences to taking a loan while these Riders are in effect. If you have an existing loan on your Contract, you should carefully consider whether these Riders are appropriate for you.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Repayment Terms
Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.
Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of the loan will be five years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.
You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount due will be returned to you, unless otherwise required by law.
If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on those contributions).
If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.
If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.
The terms of any such loan are intended to qualify for the exception in Code section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.
Withholding
Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.
Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA, or

•	the payment is a minimum distribution required under the Code.
The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.
Impact of Federal Income Taxes
In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.
When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than one year and to the receipt of qualifying dividends by individuals is generally 15% (5% for lower-income individuals). In contrast, an ordinary income tax rate of up to 35% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity may be subject to a penalty tax equal to 10% of the taxable portion, although exceptions to the penalty tax may apply (see the WITHDRAWALS—Tax Consequences of Withdrawals section in this Prospectus).
An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. If you surrender your Contract and your Net Contract Value is less than the aggregate of your Investments in the Contract (reduced by any previous non-taxable distributions), there may be a deductible ordinary income loss, although the deduction may be limited. Consult with your tax adviser regarding the impact of federal income taxes on your specific situation.
Taxes on Pacific Life
Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.
ADDITIONAL INFORMATION
Voting Rights
We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders’ meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.
We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General

Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.
We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.
The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.
Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.
After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.
Changes to Your Contract
Contract Owner(s) and Contingent Owner
Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner or Contingent Owner. A Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners.
If your Contract is Qualified under Internal Revenue Code Sections 401(a) or 457, the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Internal Revenue Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.
Annuitant and Contingent or Joint Annuitant
Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See the RETIREMENT BENEFITS AND OTHER PAYOUTS— Selecting Your Annuitant section in this Prospectus. There may be limited exceptions for certain Qualified Contracts.
Beneficiaries
Your Beneficiary is a person(s) who may receive death benefits proceeds under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents, in proper form, at our Service Center and record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded.
Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Section 401 and 457(b) to name the Plan as Beneficiary. If you leave no surviving Beneficiary, your estate may receive any death benefit proceeds under your Contract.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Changes to All Contracts
If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.
Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.
We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	add or change designated investment companies or their portfolios, or other investment vehicles;

•	add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

•	permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

•	add, remove or combine Variable Accounts;

•	combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

•	register or deregister Separate Account A or any Variable Account under the 1940 Act;

•	operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

•	run any Variable Account as under the direction of a committee, board, or other group;

•	restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities;

•	suspend or discontinue sale of the Contracts; and

•	comply with applicable law.
Inquiries and Submitting Forms and Requests
You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.
Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 7187
Pasadena, California 91109-7187

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company
P.O. Box 100060
Pasadena, California 91189-0060
If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company
1111 South Arroyo Parkway, Suite 205
Pasadena, California 91105
The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.
We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.
Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time will normally be effective at the end of the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Telephone and Electronic Transactions
You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.
We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.
Electronic Delivery Authorization
Subject to availability, you may authorize us to provide Prospectuses, statements, and other Information (“documents”) electronically by so indicating on the application, via telephone, or by sending us Instructions in writing in a form acceptable to us to receive such documents electronically. You must provide us with a current and active e-mail address and have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying Pacific Life promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required documents electronically.
Timing of Payments and Transactions
For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For withdrawals or transfers (including amount for loans) from any fixed option, death benefit payments attributable to any fixed option value, or fixed periodic annuity payments, payments if proceeds may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT and the APPENDIX A: STATE LAW VARIATIONS sections of this Prospectus for more details.
Confirmations, Statements and Other Reports to Contract Owners
Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, GIO renewals, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, DCA Plus Fixed Option or GIO, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions.
If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
Distribution Arrangements
PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other Pacific Life affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts. Broker-dealers may receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.25%, on an annual basis, of the Account Value considered in connection with the trail commission.
In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Contracts.
The compensation described in this section and in the SAI, and other compensation or benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Contract over other investment options available in the marketplace. You may ask your registered representative about these conflicts of interest, how he/ she is personally compensated and how his/ her broker-dealer is compensated for soliciting applications for the Contract.
Portfolio Managers of the underlying Portfolios available under this Contract may help pay for conferences or meetings sponsored by us or PSD relating to management of the Portfolios and our variable annuity products.
Please refer to the SAI for additional details on Distribution Arrangements and the conflicts of interest that they may present.
Service Arrangements
American Funds Insurance Series® pays Pacific Select Distributors, Inc. (“PSD”) at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the Growth-Income and Growth Master Funds (“Master Funds”) attributable to variable life insurance and variable annuity contracts issued by us and our affiliate for certain distribution-related services to the Funds. PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premium payments attributable to the Master Funds for certain marketing assistance.
Replacement of Life Insurance or Annuities
The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.
A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.
There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements
The statements of assets and liabilities of Separate Account A as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2004. Pacific Life’s consolidated financial statements as of December 31, 2004 and 2003 and for each of the three years in the period then ended December 31, 2004 are contained in the Statement of Additional Information.
THE GENERAL ACCOUNT
The Fixed Option is not available for new Contracts issued on or after July 1, 2003. All references to the Fixed Option and the DCA Plus Fixed Option in this Prospectus and in the Statement of Additional Information do not apply to such Contracts. Ask your registered representative about the current status in your state.
General Information
All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.
Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in any fixed option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to any fixed option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
You may choose among the following fixed options: the DCA Plus Fixed Option when you use the DCA Plus program, Guaranteed Interest Options with three available Guarantee Terms: three-year, six-year and ten-year and if your Contract was issued before July 1, 2003, the Fixed Option. Each is described below.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
DCA Plus Fixed Option
Before your Annuity Date, you can allocate all or some of your Investment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Investments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.
The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that day as a result of any:

•	interest, plus

•	Purchase Payments received by us then allocated to the DCA Plus Fixed Option, plus

•	any additional amounts allocated to the DCA Plus Fixed Option, and decreased by any deductions from the DCA Plus Fixed Option on that day as a result of any;

•	transfers, including transfers to the Loan Account,

•	withdrawals, including any applicable withdrawal charges,

•	fees for withdrawals and/or transfers,

•	amounts applied to provide an annuity,

•	annual fees,

•	charges for premium taxes and/or other taxes, and

•	proportionate reductions for annual charges for expenses relating to optional benefit riders attached to the Contract.

Unless you instruct us otherwise, on your Annuity Date any net amount converted from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account (but not under the DCA Plus Fixed Option).
Subject to our minimum requirements, the Net Contract Value, less any charges for premium taxes and/or other taxes, when converted, will be converted as follows:

•	the net amount from the DCA Plus Fixed Option Value will be converted to a fixed annuity and held in our General Account, and

•	the net amount from the Variable Account Value will be applied to a variable annuity and applied to the Subaccounts in proportion to the Account Value in each Subaccount on the Annuity Date.
The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated, or

•	the Annuity Date.
When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements. You can choose a Guarantee Term of up to one year from the duration options then currently offered by us.
You can have only one DCA Plus program in effect at any given time. DCA Plus cannot be used concurrently with our dollar cost averaging program. Further the DCA Plus is not available for use with any of our other systematic transfer programs; i.e., portfolio rebalancing or earnings sweep.
We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.
Guarantee Terms
When you allocate any portion of your Investments or Contract Value to any fixed option in the General Account, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to ten years. Any fixed option offers a separate Guaranteed Interest Rate and Guarantee Term. Guarantee Terms will be offered at our discretion. Presently, we offer Guarantee Terms of up to one year for the Fixed Option, one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs. You should specify the Fixed Option, DCA Plus Fixed Option and/or GIO(s) into which you want us to allocate your Purchase Payments or Contract Value, if any. Each allocation to a GIO must be at least $500.
Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.
DCA Plus Fixed Option
The day that the first Investment allocation is made to the DCA Plus Fixed Option will begin the Guarantee Term. You can choose a Guarantee Term of up to one year. Currently, we offer Guarantee Terms of 6 or 12 months with 6 or 12 monthly transfers, respectively. On the same day of each month thereafter, we will transfer to the Variable Investment Options you select an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Investment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. One June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 (10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.93. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you can allocate all or a part of any additional Investments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent investment in the order received.

Example: (using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.
Fixed Option
Each allocation (or rollover) you make to a fixed option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your fixed option value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to a fixed option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to a fixed option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire fixed option value.
Guaranteed Interest Options
Subject to state availability, each allocation (or rollover) you make to a GIO receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of the Guarantee Term. For each GIO, at the end of its Guarantee Term, we will roll over that portion of your Account Value on that day into a new GIO with a Guarantee Term of the same length and at the then current Guaranteed Interest Rate corresponding to that Guarantee Term, unless, within thirty days after the end of the Guarantee Term you instruct us otherwise (see End of GIO Guarantee Term below). However, if the last day of this new Guarantee Term would occur after the Annuity Date, we will roll over that portion of your Account Value into the longest Guarantee Term, if any, that ends prior to the Annuity Date, with the corresponding new Guaranteed Interest Rate then in effect. If there is no Guarantee Term that ends before the Annuity Date, we will allocate that portion of your Account Value to the Money Market Subaccount or if your Contract was issued before July 1, 2003, to the Fixed Option.

Example: On January 1 of year 1, you allocate $1,000 to a GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7%. On August 1, you allocate another $500 to another GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7.5%. On November 1, you allocate $2,000 to a third GIO with a ten-year Guarantee Term at a Guaranteed Interest Rate of 9%. Through December 31, year 3, your first allocation of $1,000 earns 7% interest, and on January 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Through July 31, year 4, your second allocation of $500 earns 7.5% interest, and on August 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Finally, through October 31, year 11, your third allocation of $2,000 earns 9% interest, and on November 1, year 11, a new interest rate will go into effect on this portion of your GIO Value.
End of GIO Guarantee Term
You have thirty days after the last day of the Guarantee Term of a GIO to inform us whether you want to:

•	renew that particular Account Value in a different Guarantee Term at its corresponding Guaranteed Interest Rate in effect for new allocations,

•	transfer all or part of that Account Value to another Investment Option, and/or

•	withdraw all or part of that Account Value.
Any subsequent change to such instructions will be subject to the provisions of the CHARGES, FEES AND DEDUCTIONS section of this Prospectus.

If you instruct us to allocate that portion of your Account Value that was rolled over in the new GIO to a GIO with a different Guarantee Term, we will consider that allocation to be made as of the end of the previous Guarantee Term and will credit interest accordingly. If you instruct us to transfer to a Variable Investment Option or the Fixed Option or to withdraw that portion of your Account Value in the new GIO, we will effect such transfer or withdrawal as of the day we receive your request; interest will be credited at the Guaranteed Interest Rate for the time the Account Value was allocated to that GIO. Any amounts that you transfer or withdraw before the last day of the Guarantee Term or after this thirty-day period will be subject to the MVA. All withdrawals made before, during or after this thirty-day period will be subject to any applicable withdrawal charge, withdrawal fee and any charges for premium taxes.
Withdrawals and Transfers
Prior to the Annuity Date, you may withdraw amounts from any fixed option, or transfer amounts from a fixed option, to one or more of the other Investment Options, except that you may not transfer amounts to the DCA Plus Fixed Option. The withdrawal or transfer will access each GIO Term Value proportionately (or you may specify a particular GIO Term Value). Amounts from the oldest GIO within a GIO Term Value will be withdrawn or transferred first. Transfer requests to a GIO will be applied as an allocation to a new GIO. In addition, no partial withdrawal or transfer (other than a monthly transfer under DCA Plus) may be made from a fixed option, within 30 days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.
Amounts transferred or withdrawn from any fixed-rate General Account Investment Option may be delayed, as described under the ADDITIONAL INFORMATION— Timing of Payments and Transactions section of this Prospectus. Any amount delayed will, as long as it is held under a fixed option, continues to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.
DCA Plus Fixed Option
The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus.
DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Investment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.
If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.
Fixed Option
The following information is only applicable to Contracts issued before July 1, 2003.
After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.
We reserve the right to waive the restrictions that limit transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. We may process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.
GIOs
You may make unlimited withdrawals from your GIOs during any Contract Year. As of January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year, as described under the HOW YOUR INVESTMENTS ARE ALLOCATED— Transfers and Market-timing Restrictions section of this Prospectus.
You may not request an allocation or transfer into or renewal of a GIO that has a Guarantee Term that ends after the Annuity Date. If you do not specify a particular GIO Term Value(s), the amount of any transfer or withdrawal will be deducted proportionately from your GIO Term Values, beginning with the oldest GIO within each GIO Term Value. In addition, if as the result of a partial withdrawal or transfer, your Account Value in that GIO is less than $500, we have the right, at our option, to transfer the remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. A GIO cannot participate in any systematic transfer program. In addition, your GIO Value cannot be transferred to the Loan Account to secure any loan made under the Contract.
An MVA is applied to the Account Value of a GIO in order to determine the net amount of the transfer or withdrawal prior to the deduction of any applicable charges or fees. Unless you request a net amount, the amount actually transferred or sent to you equals the amount requested, less any MVA, less any applicable withdrawal charge (based upon the amount requested before the application of the MVA), and less any charges for Annual Fees, transactions, premium taxes, including any taxes required for withholding.
The MVA is not applied to:

•	amounts used to pay charges for the Annual Fee, transfer fees, withdrawal fees, and/or premium taxes,

•	the amount of death benefit proceeds,

•	subject to medical evidence satisfactory to us, full or partial withdrawals, after the first Contract Anniversary if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less,

•	Required Minimum Distributions, or

•	transfers, withdrawals, and amounts withdrawn and applied to provide annuity payments from a GIO within the 30 day period following the end of the Guaranteed Term for that GIO.

The formula for calculating the MVA is set forth in Appendix B to this Prospectus, which also contains illustrations of the application of the MVA.
See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

TERMS USED IN THIS PROSPECTUS
Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You’ll find an explanation of what they mean below.
If you have any questions, please ask your registered representative or call us at 1-800-722-2333.
Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option, the Fixed Option or to a GIO.
Annual Fee – A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.
Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.
Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.
Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.
Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.
Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.
Code – The Internal Revenue Code of 1986, as amended.
Contingent Annuitant – A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.
Contingent Owner – A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.
Contract Anniversary – The same date, in each subsequent year, as your Contract Date.
Contract Date – The date we issue your Contract.
Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.
Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share such rights. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common.
Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option Value, DCA Plus Fixed Option Value, GIO Value, the Value of any other Investment Option added to the Contract by Rider or Endorsement, and the Loan Account Value.
Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.
DCA Plus Fixed Option – If you allocate all or part of your investments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than an annual rate of 3%.
DCA Plus Fixed Option Value – The aggregate of your Contract Value allocated to the DCA Plus Fixed Option.
Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.
Fixed Option – If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rate declared periodically, but not less than an annual rate of 3%.
Fixed Option Value – The aggregate amount of your Contract Value allocated to the Fixed Option.
Fund – Pacific Select Fund.
General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.
GIO Term Value – The aggregate amount under your Contract allocated to all GIOs that have the same length Guarantee Term. The GIO Term Value is based on the original Guarantee Term, not the time remaining in the Guarantee Term. The GIO Term Value is used in determining which GIOs will be accessed when you make a withdrawal or transfer.
GIO Value – The aggregate amount of your Contract Value allocated to all GIOs.
Guarantee Term – The period during which an amount you allocate to any available fixed Investment Option earns interest at a Guaranteed Interest Rate. These terms are up to 1 year for a fixed option.
Guaranteed Interest Option (GIO) – If you allocate all or part of your Investment or Contract Value to one or more GIOs, such amounts are subject to a particular Guaranteed Interest Rate for the Guarantee Term selected. GIO amounts are held in our General Account and are subject to a Market Value Adjustment if annuitized, withdrawn or transferred prior to the end of the Guarantee Term. Each new allocation will receive the Guaranteed Interest Rate then applicable to new allocations for the selected Guarantee Term.
Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option, DCA Plus Fixed Option, or Guaranteed Interest Option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.
Investment Option – A Subaccount, a fixed option, and any other Investment Option added to the Contract by Rider or Endorsement.
Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.
Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.
Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure Contract Debt.
Market Value Adjustment (“MVA”) – The adjustment made to any amount annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term. This adjustment reflects the impact of changes in applicable interest rates between the time the Purchase Payment(s) and/or Contract Value is allocated to a specific GIO and the time of the annuitization, withdrawal or transfer.
Net Contract Value – Your Contract Value less Contract Debt.
Non-Qualified Contract – A Contract other than a Qualified Contract.
Policyholder – The Contract Owner.
Portfolio – A separate portfolio of the Fund in which a Subaccount invests its assets.
Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.
Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (“IRA”), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.
Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, or 457 of the Code.
SEC – Securities and Exchange Commission.
Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.
Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.
Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.
Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the time at the close of the New York Stock Exchange on that Business Day, which is usually 4:00 p.m., Eastern time, although it occasionally closes earlier.
Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.
Variable Investment Option – A Subaccount (also called a Variable Account).

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX: A
STATE LAW VARIATIONS
YOUR INVESTMENT OPTIONS
Your Fixed Options
For Contracts issued in the states of Oregon and Pennsylvania, the Guaranteed Investment Options (“GIOs”) are not available.
PURCHASING YOUR CONTRACT AND OPTIONAL RIDERS
Making Your Investments (“Purchase Payments”)— Making Additional Investments
For Contracts issued in the state of Alabama on and after July 1, 2003, you may make additional Investments after your initial Investment only during the first Contract Year.
For Contracts issued in the states of Massachusetts and Oregon, you may make additional Investments after your initial Investment only during the first Contract Year.
HOW YOUR INVESTMENTS ARE ALLOCATED
Investing in Variable Investment Options— Calculating Subaccount Unit Values
For Contracts issued in the states of Oregon and Washington, the Net Investment Factor is determined without regard to any per share charge or credit for any income taxes, other taxes, or amounts set aside during that valuation period as a reserve for any income and/or any other taxes for which we determine to have resulted from the operations of the Subaccount or contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments.
Transfers and Market-timing Restrictions— Market-timing Restrictions
For Contracts issued in the states of Connecticut, Massachusetts, Oregon and Utah, we may refuse or limit transfers if it is instructed by the underlying fund managers that frequent or programmed transfers initiated by market timers would be disruptive to the fund and not be in the best interest of all contract owners.
CHARGES, FEES AND DEDUCTIONS
Withdrawal Charge
For Contracts issued in the state of New Jersey, we cannot waive any withdrawal charge on withdrawals to meet required minimum distributions for Qualified Contracts as they apply to amounts held under the Contract.
For Contracts issued in the states of Massachusetts, New Jersey and Texas, we cannot waive any withdrawal charge on full or partial withdrawals if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.
Annual Fee
For Contracts issued in the state of Washington, the Annual Fee is $30.00.
Guaranteed Protection Advantage 5 (GPA 5) Annual Charge (Optional Rider)
For GPA 5 Riders issued in the state of New Jersey, in the event the portion of the Guaranteed Protection Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the Guaranteed Protection Charge that exceeds the excess interest amount will be waived.
For GPA 5 Riders issued in the state of Washington, the Guaranteed Protection Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.25% of your Variable Account Value. No portion of the Guaranteed Protection Charge will be deducted from any fixed-rate General Account Investment Option.
Guaranteed Protection Advantage (GPA) Annual Charge (Optional Rider)
For GPA Riders issued in the state of New Jersey, in the event the portion of the Guaranteed Protection Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the Guaranteed Protection Charge that exceeds the excess interest amount will be waived.
Guaranteed Income Advantage Plus (GIA Plus) Annual Charge (Optional Rider)
For GIA Plus Riders issued in the state of New Jersey, in the event the portion of the GIA Annual Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the GIA Annual Charge that exceeds the excess interest amount will be waived.
For GIA Plus Riders issued in the state of Washington, the GIA Annual Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.50% multiplied by the greater of the Guaranteed Income Base or the Variable Account Value. No portion of the GIA Annual Charge will be deducted from any fixed-rate General Account Investment Option.
Guaranteed Income Advantage 5 (GIA 5) Annual Charge (Optional Rider)
For GIA 5 Riders issued in the state of New Jersey, in the event the portion of the GIA 5 Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the GIA 5 Charge that exceeds the excess interest amount will be waived.
For GIA 5 Riders issued in the state of Washington, the GIA 5 Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% multiplied by your Variable Account Value. No portion of the GIA 5 Charge will be deducted from any fixed-rate General Account Investment Option.
Income Access Plus Annual Charge (Optional Rider)
For Income Access Plus Riders issued in the state of New Jersey, in the event the portion of the Income Access Plus Annual Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the Income Access Plus Annual Charge that exceeds the excess interest amount will be waived.
For Income Access Plus Riders issued in the state of Washington, the Income Access Plus Annual Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% multiplied by your Variable Account Value. No portion of the Income Access Plus Annual Charge will be deducted from any fixed-rate General Account Investment Option.
Income Access Annual Charge (Optional Rider)
For Income Access Riders issued in the state of New Jersey, in the event the portion of the Income Access Annual Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the Income Access Annual Charge that exceeds the excess interest amount will be waived.
For Income Access Riders issued in the state of Washington, the Income Access Annual Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% (0.30% if the Effective Date of the Rider is before March 1, 2004) multiplied by your Variable Account Value. No portion of the GIA Annual Charge will be deducted from any fixed-rate General Account Investment Option.

RETIREMENT BENEFITS AND OTHER PAYOUTS
Annuitization
For Contracts issued in the state of New Jersey, there is no minimum Conversion Amount. The Conversion Amount is determined without regard to any market value adjustment.
For Contracts issued in the state of Texas, the Conversion Amount must be at least $2,000.
For Contracts issued in the states of Oregon and Texas, any portion of the Net Contract Value not converted to provide annuity payments on the Annuity Date, may not be used to continue the Contract.
Default Annuity Date and Options
For Contracts issued in the state of New Jersey, the net amount applied to provide annuity payments is not subject to any minimum amount.
For Contracts issued in the state of Texas, the net amount applied to provide annuity payments must be at least $2,000.
Your Annuity Payments— Frequency of Payments
For Contracts issued in the state of Texas, your initial annuity payment must be at least $20.
Your Annuity Payments— Amount of First Payment
For Contracts issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the Contract are based on the age of the payee, without regard to gender.
Death Benefits
For Contracts issued in the states of Minnesota and Oregon, proof of death is defined to mean: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to a finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to us.
Death Benefits— Death Benefit Proceeds
For Contracts issued in the states of Connecticut, North Dakota and West Virginia, interest (at an effective annual rate of 3%) is paid on the death benefit proceeds from the date of death until such proceeds are paid or applied under an Annuity Option.
For Contracts issued in the states of Illinois and North Dakota, death benefit proceeds must be paid not later than two (2) months after our receipt of due proof of death.
For Contracts issued in the state of Montana, if payment of the death benefit proceeds is not made within thirty (30) days after our receipt of proof of death, interest shall be paid on the death benefit proceeds from the 30th day until the date the proceeds are paid or applied under an Annuity Option. The interest rate is the discount rate on 90-day commercial paper in effect at the federal reserve bank in the ninth (9th) federal reserve district at the time of proof of death.
Death Benefits— Optional Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)
If your Contract was issued in the state of Texas before February 2, 2003, and you purchased the optional Enhanced Guaranteed Minimum Death Benefit Rider (“EGMDBR”), the effective annual rate of interest used in determining the Death Benefit Amount under the rider is 5%, which is equivalent to a daily factor of 1.00013368.

WITHDRAWALS
Optional Withdrawals
For Contracts issued in the state of Maryland, if your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to refuse to make the withdrawal.
For Contracts issued in the state of Texas, if your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option to terminate your Contract and send you the withdrawal proceeds.
Right to Cancel (“Free Look”)
There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state’s Free Look period.
For residents of the state of Arizona sixty-five (65) years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract.
For residents of the state of California sixty (60) years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract.
If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after July 1, 2004, you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.
If you elect to receive the return of Purchase Payments option, the following will apply:

•	We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR INVESTMENTS ARE ALLOCATED— Transfers and Market-timing Restrictions section in the Prospectus.

•	If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you request a transfer of all or any portion of your Contract Value from the Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

•	We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

•	If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

•	Once you elect this option, it may not be changed.

For Contracts issued in the state of Connecticut, cancellation of the Contract prior to delivery will result in the Contract being void from the beginning and the return of all Purchase Payments received.

For Contracts issued in the states of Idaho and North Dakota, the Free Look period is a 20-day period beginning on the day you receive your Contract.
For Contracts issued in the District of Columbia and in the states of Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, South Carolina, Utah, Virginia, Washington and West Virginia, if the Contract is cancelled within the Free Look period, we are required to return all Purchase Payments received.
For Contracts issued in the state of Minnesota, if the Contract is cancelled within the Free Look period, the Contract Value will be refunded within ten (10) days of our receipt of the notice of cancellation and the returned Contract.
For Contracts issued in the state of Nebraska, the term “Right to Cancel” is replaced with the term “Right to Void”, wherever such term appears throughout the provisions of the Contract.
For Contracts issued in the state of Oklahoma, if the Contract is cancelled within the Free Look period and we do not return all Purchase Payments received within thirty (30) days from the date of cancellation, we will pay interest on such Purchase Payments as required by Oklahoma law.
OTHER OPTIONAL RIDERS
Guaranteed Income Advantage Plus (GIA Plus) Rider
For GIA Plus Riders issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the rider are based on the age of the payee, without regard to gender.
Guaranteed Income Advantage Plus (GIA Plus) Rider— Annuity Payments
For GIA Plus Riders issued in the states of Florida and Oregon, on the Annuity Date, the net amount applied as a single premium to provide annuity payments under the GIA Annuity Option, will be determined without regard to any remaining withdrawal charges.
Guaranteed Income Advantage Plus (GIA Plus) Rider— Limitation on Subsequent Purchase Payments
For GIA Plus Riders issued in the states of Florida and Oregon, we will not accept any Purchase Payment on and after the first (1st) Contract Anniversary, measured from the Rider Effective Date, that results in the total of all Purchase Payments received after that Contract Anniversary to exceed $100,000.
Guaranteed Income Advantage 5 (GIA 5) Rider
For GIA 5 Riders issued in the state of Georgia, the rider is referred to as the “Guaranteed Income Rider” in the Contract’s rider.
For GIA 5 Riders issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the rider are based on the age of the payee, without regard to gender.
Guaranteed Income Advantage (GIA) Rider
For GIA Riders issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the rider are based on the age of the payee, without regard to gender.
For GIA Riders issued in the state of Pennsylvania, if the GIA Rider was purchased after your Contract was issued, you may cancel the rider within 10-days beginning on the day you receive the rider by returning the rider to us at our Service Center. Upon our receipt of the returned rider, we will deem the rider void from the beginning and no GIA Annual Charge will be deducted.
Income Access Plus Rider
For Income Access Plus Riders issued in the state of Pennsylvania, if the Income Access Plus Rider was purchased after your Contract was issued, you may cancel the rider within 10-days beginning on the day you receive the rider by returning the rider to us at our Service Center. Upon our receipt of the returned rider, we will deem the rider void from the beginning and no Income Access Plus Annual Charge will be deducted.
Income Access Rider
For Income Access Riders issued in the states of Connecticut, New Jersey, Oregon and Texas, we cannot restrict additional Purchase Payments.
FEDERAL TAX STATUS
Loans
For Contracts issued in the states of Connecticut, Oregon and Wisconsin prior to February 1, 2005, the loan interest rate for Contracts issued under a Qualified Plan subject to the requirements of Title 1 of ERISA, will be an annual rate, set at the time the loan is made, equal to the higher of 4% or the Moody’s Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor.
For Contracts issued in the state of Wisconsin prior to February 1, 2005, the interest rate we charge may be increased if the loan interest rate increases by 1/2% or more from that charged in the preceding Contract Year. The interest rate we charge will be decreased if the loan interest rate decreases by 1/2% or more from that charged in the preceding Contract Year.
Loans— Loan Terms
For Contracts issued in the state of New Jersey, the minimum loan amount is $500.
For Contracts issued in the states of Pennsylvania and Vermont, there is no maximum loan amount. However, if the amount of the loan taken exceeds 50% of the Contract Value; or $50,000 less the highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of the loan, you may be subject to a tax penalty or other adverse tax consequences.
ADDITIONAL INFORMATION
Changes to Your Contract
For Contracts issued in the states of Michigan, Oregon, Pennsylvania, South Carolina and Washington, your consent is required for any changes to the Contract, including changes to maintain the Contract’s qualified status.
Inquiries and Submitting Forms and Requests
For Contracts issued in the state of New Jersey, we cannot require that you provide us with signature guarantees for any instruction, request or other document you may send to our Service Center.
Timing of Payments and Transactions
For Contracts issued in the state of West Virginia, amounts withdrawn from any fixed-rate General Account Investment Option may be delayed for up to thirty days after the request is effective.
Confirmations, Statements and Other Reports to Contract Owners
For Contracts issued in the state of Maryland, information shown on the reports to Contract Owners must be for a period ending not more than two (2) months prior to the date of mailing.
For Contracts issued in the state of New Jersey, after the Annuity Date and if annuity payments are made on a variable basis, we will provide you with an annual report that provides a reconciliation of annuity payments, showing the annuity unit values listed by Subaccount.
For Contracts issued in the state of Texas, information shown on the reports to Contract Owners must be for a period ending not more than four (4) months prior to the date of mailing.

THE GENERAL ACCOUNT
General Information
For Contracts issued in the states of Oregon and Pennsylvania, the Guaranteed Interest Options (“GIOs”) are not available.
For Contracts issued in the state of Washington, the DCA Plus Fixed Option is referred to as the “DCA Plus Option” in the Contract’s rider.
Withdrawals and Transfers
For Contracts issued in the state of Maryland, if your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to refuse to make the withdrawal.
For Contracts issued in the state of Texas, if your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option to terminate your Contract and send you the withdrawal proceeds.
Withdrawals and Transfers— GIOs
For Contracts issued in the states of New Jersey and Texas, the MVA is applied to full or partial withdrawals if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

APPENDIX B:
MARKET VALUE ADJUSTMENT
The MVA for amounts annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term are based on the following formula:

MVA =	W x [(J - I) x (N/12)] where:

(W)	is the amount to be annuitized, withdrawn or transferred from the GIO.

(J)	is the Guaranteed Interest Rate that would apply, as of the date of transfer, annuitization or withdrawal, to a newly-issued GIO with a Guarantee Term equal to the number of “years remaining” in the Guarantee Term of the GIO from which the annuitization, withdrawal or transfer is to be made, plus 0.25% (For this purpose, the “years remaining” will be rounded up to the next higher number of whole years. If a Guaranteed Interest Rate is required for a Guarantee Term not currently offered, the Guaranteed Interest Rate will be based on linear interpolation, between the Guaranteed Interest Rates for currently offered Guarantee Terms, if possible. Otherwise, we will determine a substitute Guaranteed Interest Rate that will be no less favorable to you than the then most recent U.S. Treasury Yield for a maturity closest to the “years remaining”, plus 1.0%);

(I)	is the Guaranteed Interest Rate applicable to the GIO; and

(N)	is the number of complete months remaining in the Guarantee Term.
The MVA will never exceed, in the positive or negative direction, the excess interest earned on the GIO from which the annuitization, withdrawal or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned during the current Guarantee Term in excess of 3%, per annum.
Generally, if the Guaranteed Interest Rate currently in effect for the Guarantee Term (I) is lower than (J) as defined above, the MVA will result in a lower amount payable to you. Similarly, if (I) is higher than (J), the MVA will result in a higher amount payable to you. In no event will the MVA reduce interest earned to less than 3% per annum.
MVA EXAMPLES
These assumptions are made in the following examples:

1.	An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

2.	A full withdrawal is requested 2 1/2 years (30 months) from the expiration of the Guarantee Term (i.e., N = 30).

3.	The Account Value for the GIO at the time of the request is $12,061.01. It is assumed that no Contract charges or fees have been applied to this GIO.

4.	If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $11,089.97. The excess interest for this GIO is then $971.04, (i.e. $12,061.01 – $11,089.97).

5.	No transfers or withdrawals have been previously made from this GIO.
Examples of MVAs that Reduce the Withdrawal Amount:
Example A (MVA not limited to excess interest)
Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 7.5%. “J” is then 7.75% (i.e. 7.50% + 0.25%). Then:

MVA	=	($12,061.01) x [(7.75% - 5.5%) x (30/12)]
	=	$678.43 (representing a positive amount to be subtracted from the GIO Account Value)
Since the amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value less $678.43. That amount, $11,382.58, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example B (MVA is limited to excess interest)
This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 9.0%. “J” is then 9.25% (i.e. 9.00% + 0.25%). Then:

MVA	=	($12,061.01) x [(9.25% - 5.5%) x (30/12)]
	=	$1,130.72 (representing a positive amount to be subtracted from the GIO Account Value)
Since the amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value less $971.04. That amount, $11,089.97, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.
Examples of MVAs that Increase the Withdrawal Amount:
Example C (MVA not limited to excess interest)
Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years
(2 1/2 years rounded up to the next higher whole year) is 3.25%. “J” is then 3.50% (i.e. 3.25% + 0.25%). Then:

MVA	=	($12,061.01) x [(3.50% - 5.5%) x (30/12)]
	=	- $603.05 (representing a negative amount to be subtracted from the GIO Account Value)
Since the absolute amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value plus $603.05. That amount, $12,664.06, would then be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.
Example D (MVA is limited to excess interest)
To more readily show this example, and to demonstrate a Guaranteed Interest Rate (“J”) based on interpolation, the assumptions for this example have been modified and are as follows:

1.	An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

2.	A full withdrawal is requested 3 1/2 years (42 months) from the expiration of the Guarantee Term (i.e., N = 42).

3.	The Account Value for the GIO at the time of the request is $11,432.24. It is assumed that no Contract charges or fees have been applied to this GIO.

4.	If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $10,766.96. The excess interest for this GIO is then $665.28.

5.	No transfers or withdrawals have been previously made from this GIO.
This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years is 3.25%, and also assume that the Guaranteed Interest Rate for a new Guarantee Term of 6 years is 4.0%.
Then the Guaranteed Interest Rate for a Guarantee Term of 4 years (3 1/2 rounded to the next higher whole year) is 3.5%. (That result is determined by interpolation as follows: 3.25% plus (4.0% - 3.25%) x (4 years - 3 years)/ (6 years - 3 years)):
Then “J” is 3.75% (i.e. 3.50% + 0.25%), and:

MVA	=	($11,432.24) x [(3.75% - 5.5%) x (42/12)]
	=	- $700.22 (representing a negative amount to be subtracted from the GIO Account Value)
Since the absolute amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value plus $665.28. That amount, $12,097.52, would be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

APPENDIX C:
GUARANTEED INCOME ADVANTAGE PLUS RIDER
SAMPLE CALCULATIONS
The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.
Example #1—The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Remaining
						GIA Plus	GIA Plus	Dollar
	Purchase		Contract	Guaranteed	GIA Plus	Withdrawal	Withdrawal	Amount of
	Payments	Withdrawal	Value After	Income	Step-Up	Base	Amt. (GWA)	Prior
Contract Years	Received	Amount	Activity	Base (GIB)	Value	(GWB)	(5% of GWB)	Year’s GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2—Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.
In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.
The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,227. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,227 ($101,227 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,727 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.
The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).
The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).
The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.
Example #3—Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.
Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.
The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.
Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.
Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

Example #4—Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.
Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3: $197,247

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4: + $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3: - $8,000

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4: $199,109

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.
The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.
Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

Example #5—Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of Prior
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A

2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000

3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000

4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000

5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000

6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000

7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000

8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000

9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000

10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000

11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6—Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of Prior
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A

2	$97,926	$100,000	$97,926	$100,000	$5,000	$0

3	$95,789	$100,000	$95,789	$100,000	$5,000	$0

4	$93,588	$100,000	$93,588	$100,000	$5,000	$0

5	$91,321	$100,000	$91,321	$100,000	$5,000	$0

6	$88,986	$100,000	$88,986	$100,000	$5,000	$0

7	$81,392	$100,000	$83,910	$100,000	$5,000	$0

8	$74,026	$100,000	$78,676	$100,000	$5,000	$0

9	$66,881	$100,000	$73,280	$100,000	$5,000	$0

10	$59,950	$100,000	$67,718	$100,000	$5,000	$0

11	$53,227	$100,000	$61,983	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least ten (10) years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

(a)	the Guaranteed Income Base; or

(b)	the GIA Plus Step-Up Value; less any:

(c)	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option;

(d)	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and

(e)	charges for premium taxes and/or other taxes.
Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.
Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

APPENDIX D:
INCOME ACCESS PLUS RIDER
SAMPLE CALCULATIONS
The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.
Example #1—Income Access Credit; No Subsequent Purchase Payments; No Withdrawals; No Reset in Remaining Protected Balance.
The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	No withdrawals taken.

•	No reset of the Remaining Protected Balance

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

3			$106,090	$6,000	$112,000	$5,600	$112,000

4			$109,273	$6,000	$118,000	$5,900	$118,000

5			$112,551	$6,000	$124,000	$6,200	$124,000

6			$115,927	$6,000	$130,000	$6,500	$130,000

7			$119,405	$0	$130,000	$6,500	$130,000

8			$122,987	$0	$130,000	$6,500	$130,000

9			$126,677	$0	$130,000	$6,500	$130,000

10			$130,477	$0	$130,000	$6,500	$130,000

11			$134,392	$0	$130,000	$6,500	$130,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 6, an Income Access Credit of $6,000 (6% of initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on each Contract Anniversary up to the Contract Anniversary at the beginning of Contract Year 6. As a result, on the Contract Anniversary at the beginning of Contract Year 6, the Protected Payment Base and Remaining Protected Balance are equal to $130,000 and the Protected Payment Amount is equal to $6,500 (5% of $130,000).
No Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary after the Contract Anniversary at the beginning of Contract Year 6, as no reset in the Remaining Protected Balance was assumed.

In addition to the Initial Purchase Payment, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.
Example #2—Subsequent Purchase Payment.
The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $50,000 is received during Contract Year 2.

•	No withdrawals taken.

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

Activity	$50,000		$154,534		$156,000	$7,800	$156,000

3			$156,834	$9,000	$165,000	$8,250	$165,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).
Immediately after the $50,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $156,000 ($106,000 + $50,000). The Protected Payment Amount after the Purchase Payment is equal to $7,800 (5% of the Protected Payment Base after the Purchase Payment since there are no withdrawals during that Contract Year).
Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 3, an Income Access Credit of $9,000 (6% of Initial Remaining Protected Balance plus 6% of the $50,000 subsequent Purchase Payment) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $165,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $8,250 (5% of the Protected Payment Base on that Contract Anniversary).
Example #3—Withdrawal Not Exceeding Protected Payment Amount.
The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	A withdrawal of $5,000 is taken during Contract Year 2.

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

Activity		$5,000	$99,534		$106,000	$300	$101,000

3			$101,016	$0	$106,000	$5,300	$101,000

4			$104,046	$0	$106,000	$5,300	$101,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).
Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

(a)	the Protected Payment Base remains unchanged;

(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 - $5,000); and

(c)	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).
Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.
Example #4—Withdrawals Exceeding Protected Payment Amount.
The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Two separate withdrawals of $5,000 and $3,000 are taken during Contract Year 2.

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

Activity		$5,000	$99,534		$106,000	$300	$101,000

Activity		$3,000	$97,272		$97,272	$0	$97,272

3			$97,993	$0	$97,272	$4,864	$97,272

4			$100,933	$0	$97,272	$4,864	$97,272

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).
Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

(a)	the Protected Payment Base remains unchanged;

(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 - $5,000); and

(c)	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).
Because the $3,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($3,000 > $300), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are adjusted to the lesser of:

(a)	the Contract Value immediately after the withdrawal ($97,272); or

(b)	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount ($101,000 - $3,000 = $98,000).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $97,272 = $4,864), less cumulative withdrawals during that Contract Year ($8,000), but not less than zero).
Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.
Example #5—Reset in Remaining Protected Balance.
The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	No withdrawals taken.

•	Reset in the Remaining Protected Balance at the Beginning of Contract Year 4.

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$110,000	$6,000	$106,000	$5,300	$106,000

3			$121,000	$6,000	$112,000	$5,600	$112,000

4 (Prior to Reset)			$133,100	$6,000	$118,000	$5,900	$118,000

4 (After Reset)			$133,100		$133,100	$6,655	$133,100

5			$146,410	$7,986	$141,086	$7,054	$141,086

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

On the Contract Anniversary at the beginning of Contract Year 4, the Contract Value ($133,100) is greater than the Remaining Protected Balance ($118,000). With the reset in Remaining Protected Balance, the Protected Payment Base and Remaining Protected Balance are set equal to the Contract Value on that Contract Anniversary. As a result, the Protected Payment Amount is equal to $6,655 after the reset.
After the reset in Remaining Protected Balance, eligibility for any Income Access Credit will be based on the most recent Reset Date. That is, an Income Access Credit may be added to the Protected Payment Base and Remaining Protected Balance on up to five additional Contract Anniversaries if certain conditions are met.
The reset in Remaining Protected Balance may result in an increase in the annual Income Access Charge percentage.
The reset in Remaining Protected Balance may also result in a lower Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and Income Access Credit.

APPENDIX E:
PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 6, 2005
For Contracts in a Portfolio Optimization Model during the period May 1, 2005 to May 6, 2005
If you select a Portfolio Optimization model, until May 6, 2005 your Purchase Payments or Contract Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 6, 2005, we will automatically update your model to the Portfolio Optimization model allocations shown under the HOW YOUR INVESTMENTS ARE ALLOCATED—Portfolio Optimization section in this Prospectus. However, if your Contract was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citigroup Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model Portfolio after the annual analysis.

Investor Profile

Model A		Model B		Model C		Model D		Model E

You are looking for a relatively stable investment and require investments that generate some level of income.		Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.		You want the opportunity for long-term moderate growth.		You want an investment that is geared for growth and are willing to accept above average risk.		You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Horizon < -------------------------------------------------------------------------------------------------- > Longer Investment Horizon Investor Objective

Primarily preservation of capital		Moderate Growth		Steady growth in asset values		Moderately high growth in asset values		High growth in asset values
Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.		There may be some losses in the values of the investment from year to year.		There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.		There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.		There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < -------------------------------------------------------------------------------------------------- > Higher Risk Asset Class Exposure

Cash	20%	Cash	12%	Cash	5%	Cash	0%	Cash	0%

Bonds	57%	Bonds	45%	Bonds	35%	Bonds	21%	Bonds	4%

Domestic Stocks	18%	Domestic Stocks	32%	Domestic Stocks	44%	Domestic Stocks	58%	Domestic Stocks	68%

International Stocks	5%	International Stocks	11%	International Stocks	16%	International Stocks	21%	International Stocks	28%
Portfolio Optimization Model Allocations as of May 7, 2004

Money Market	15%	Money Market	3%	Short Duration Bond	10%	Short Duration Bond	5%	Managed Bond	2%

Short Duration Bond	24%	Short Duration Bond	19%	Inflation Managed	11%	Inflation Managed	7%	Large-Cap Value	14%

Inflation Managed	13%	Inflation Managed	12%	Managed Bond	13%	Managed Bond	7%	Blue Chip	17%

Managed Bond	18%	Managed Bond	16%	High Yield Bond	3%	Large-Cap Value	14%	Diversified Research	2%

High Yield Bond	6%	High Yield Bond	4%	Main Street Core	8%	Blue Chip	16%	Comstock	4%

Equity Income	2%	Equity Income	3%	Large-Cap Value	14%	Diversified Research	2%	Mid-Cap Value	5%

Main Street Core	3%	Main Street Core	5%	Blue Chip	8%	Comstock	4%	Capital Opportunities	5%

Large-Cap Value	9%	Large-Cap Value	10%	Comstock	3%	Mid-Cap Value	6%	Real Estate	5%

Blue Chip	3%	Blue Chip	6%	Mid-Cap Value	4%	Capital Opportunities	4%	Small-Cap Index	3%

Small-Cap Value	2%	Comstock	3%	Growth LT	4%	Real Estate	3%	Small-Cap Value	6%

Intl. Value	5%	Mid-Cap Value	3%	Small-Cap Index	3%	Small-Cap Index	3%	Growth LT	5%

		Small-Cap Value	2%	Small-Cap Value	2%	Small-Cap Value	3%	Aggressive Equity	3%

		Growth LT	2%	Intl. Value	7%	Growth LT	4%	Intl. Value	12%

		Intl. Value	8%	Intl. Large-Cap	8%	Intl. Value	9%	Intl. Large-Cap	13%

		Intl. Large-Cap	4%	Emerging Markets	2%	Intl. Large-Cap	10%	Emerging Markets	4%

						Emerging Markets	3%
Less Volatile < -------------------------------------------------------------------------------------------------- > More Volatile

To receive a current copy of the Pacific Portfolios SAI without charge, call (800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company Post Office Box 7187 Pasadena, CA 91109-7187

Name

Address

City		State	Zip

PH02/5	3003.29

PACIFIC PORTFOLIOS	WHERE TO GO FOR MORE INFORMATION

The Pacific Portfolios variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.	You’ll find more information about the Pacific Portfolios variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2005.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find the table of contents for the SAI on page 96 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to contact us	Call or write to us at:
Pacific Life Insurance Company
P.O. Box 7187
Pasadena, California 91109-7187

1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms to the following address:

By mail
Pacific Life Insurance Company
P.O. Box 100060
Pasadena, California 91189-0060

By overnight delivery service
Pacific Life Insurance Company
1111 South Arroyo Parkway, Suite 205
Pasadena, California 91105

How to contact the SEC	Public Reference Section of the SEC Washington, D.C. 20549-6009 1-800-SEC-0330 Internet: www.sec.gov

NASD Public Disclosure program	The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure program services.

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660
(800) 722-2333
Mailing address:
P.O. Box 7187
Pasadena, CA 91109-7187
Visit us at our website: www.PacificLife.com

* Membership promotes ethical market conduct
for individual life insurance and annuities

800-5A

Mailing address:
Pacific Life Insurance Company
P.O. Box 7187
Pasadena, California 91109-7187
ADDRESS SERVICE REQUESTED
Prsrt Std
U.S. Postage
Paid
Anaheim CA
Permit #422

Supplement dated May 1, 2005 to the Prospectus dated May 1, 2005 for the Pacific Portfolios variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2005.

This supplement changes the Prospectus as follows:

The Variable Investment Options section on the cover page is amended by adding the following:

Equity Income

YOUR INVESTMENT OPTIONS is amended as follows:

The chart in the Your Variable Investment Options section is amended by adding the following:

		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income- producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC

Substitution of the Equity Income Portfolio

The Pacific Select Fund’s Board of Trustees approved the substitution of shares of the American Funds Growth-Income Portfolio for shares of the Equity Income Portfolio. Pacific Select Fund and Pacific Life Insurance Company (“Pacific Life”) has filed (or will file) an application for an order of approval of the substitution with the Securities and Exchange Commission (“SEC”). We will notify you of the effective date of the substitution (“the substitution date”) set by Pacific Select Fund once the SEC issues the order to permit the substitution.

If the SEC issues an order to permit the substitution, the Pacific Select Fund will select a substitution date for shares of the Equity Income Portfolio to be automatically redeemed and shares of the American Funds Growth-Income Portfolio to be automatically purchased. At the same time, subaccount units and subaccount annuity units of the Equity Income variable account will be automatically exchanged for units of the American Funds Growth-Income variable account. The Equity Income Portfolio and corresponding Equity Income variable accounts will cease to exist.

On the substitution date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Equity Income Investment Option, will be deemed an instruction for the American Funds Growth-Income Investment Option. This includes, but is not limited to, instructions for purchase payment allocations, transfer instructions (including instructions under any systematic transfer, portfolio rebalancing, DCA Plus, earnings sweep or dollar cost averaging programs, if applicable), and partial withdrawals.

You need not take any action regarding the substitution. The transfer of assets in the Equity Income variable account in exchange for units of equal value of the American Funds Growth-Income variable account will occur automatically on the substitution date.

If you do not wish to participate in the substitution, unless the SEC requires otherwise, the following will apply. You will have a 60 day “free transfer” period (which will not begin later than 30 days before the substitution date). During this “free transfer” period, the first unscheduled transfer, and any systematic transfer, from the

Equity Income Investment Option (and if required by the SEC, the American Funds Growth-Income Investment Option after the substitution date) will not count towards:

•	the transfer limitations described in the Prospectus, or

•	any transfer fees that may be assessed in the future.

We do not currently assess transfer fees, but we reserve the right to do so, as stated in the Prospectus, in the future. We will notify you of your transfer rights at the same time we announce the substitution date.

FINANCIAL HIGHLIGHTS is amended by adding the following:

Number of
	AUV at	AUV at	Subaccount Units
	Beginning	End	Outstanding at
	of Year	of Year	End of Year

Equity Income[9]
2004	$10.61	$11.74	4,258,086
2003	$8.53	$10.61	3,703,687
2002	$10.00	$8.53	3,185,527
2001	N/A	N/A	N/A
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

[9]	This Subaccount began operations on January 2, 2002.

PACIFIC PORTFOLIOS

FOR CHASE	PROSPECTUS MAY 1, 2005

Pacific Portfolios is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund and the JPMorgan Investment Trust are described in their Prospectuses and SAIs. No one has the right to describe the Contract or the two Funds any differently than they have been described in these documents.	This Prospectus provides information you should know before buying a Contract. It’s accompanied by current Prospectuses for the Pacific Select Fund and the JPMorgan Investment Trust (JPMINV), the two Funds that provide the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read all of the Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options currently available under your Contract; the Variable Investment Options are listed according to the underlying Fund:
You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.	VARIABLE INVESTMENT OPTIONS
Pacific Select Fund
Blue Chip
Aggressive Growth
Financial Services
Diversified Research
Equity
American Funds Growth-Income
American Funds Growth
Technology
Short Duration Bond
Concentrated Growth
  (formerly called I-Net Tollkeeper SM)
Growth LT
Focused 30
Health Sciences
Mid-Cap Value
International Value
Capital Opportunities

JPMorgan Investment Trust
  (formerly called One Group® Investment Trust)
JPMorgan Investment Trust
  Bond
JPMorgan Investment Trust
  Equity Index
JPMorgan Investment Trust
  Diversified Equity

FIXED OPTIONS
DCA Plus Fixed Option

Guaranteed Interest Options (GIOs) with 3-year, 6-year and 10-year terms

Not all of the fixed options are available in every state.

International Large-Cap
Equity Index
Small-Cap Index
Fasciano Small Equity
  (formerly called Aggressive Equity)
Small-Cap Value
Multi-Strategy
Main Street® Core
Emerging Markets
Managed Bond
Inflation Managed
Money Market
High Yield Bond
Large-Cap Value
Comstock
Mid-Cap Growth
Real Estate
VN Small-Cap Value
JPMorgan Investment Trust Mid Cap
  Value
JPMorgan Investment Trust Large Cap
  Growth
JPMorgan Investment Trust Mid Cap
Growth
You’ll find more information about the Contract and Separate Account A in the SAI dated May 1, 2005. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 90 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

An Overview of Pacific Portfolios for Chase	3

Your Investment Options	13
Your Variable Investment Options	13
Your Fixed Options	16

Purchasing Your Contract and Optional Riders	16
How to Apply for Your Contract	16
Purchasing the Stepped-Up Death Benefit Rider (SDBR) (Optional)	17
Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)	17
Purchasing the Guaranteed Protection Advantage 5 (GPA 5) Rider (Optional)	17
Purchasing the Guaranteed Income Advantage Plus (GIA Plus) Rider (Optional)	18
Purchasing the Guaranteed Income Advantage 5 (GIA 5) Rider (Optional)	18
Purchasing the Income Access Plus Rider (Optional)	19
Purchasing the Income Access Rider (Optional)	20
Information About the Optional Riders, IRAs and Other Qualified Contracts	20
Making Your Investments (“Purchase Payments”)	21

How Your Investments are Allocated	22
Choosing Your Investment Options	22
Portfolio Optimization	22
Investing in Variable Investment Options	26
When Your Investment is Effective	27
Transfers and Market-timing Restrictions	27
Systematic Transfer Options	28

Charges, Fees and Deductions	29
Withdrawal Charge	29
Premium Taxes	31
Annual Fee	31
Waivers and Reduced Charges	31
Mortality and Expense Risk Charge	32
Administrative Fee	32
Earnings Enhancement Guarantee (EEG) Annual Charge (Optional Rider)	33
Guaranteed Protection Advantage 5 (GPA 5) Annual Charge (Optional Rider)	33
Guaranteed Income Advantage Plus (GIA Plus) Annual Charge (Optional Rider)	33
Guaranteed Income Advantage 5 (GIA 5) Annual Charge (Optional Rider)	34
Income Access Plus Rider Annual Charge (Optional Rider)	34
Income Access Rider Annual Charge (Optional Rider)	35
Expenses of the Pacific Select Fund and the JPMorgan Investment Trust	35

Retirement Benefits and Other Payouts	35
Selecting Your Annuitant	35
Annuitization	36
Choosing Your Annuity Date	36
Default Annuity Date and Options	37
Choosing Your Annuity Option	38
Your Annuity Payments	39
Death Benefits	40
Optional Stepped-Up Death Benefit (SDBR) Rider	44
Optional Earnings Enhancement Guarantee (EEG) Rider	45

Withdrawals	46
Optional Withdrawals	46
Tax Consequences of Withdrawals	48
Right to Cancel (“Free Look”)	48

Other Optional Riders	48
Guaranteed Protection Advantage (GPA 5) Rider	48
Guaranteed Income Advantage Plus (GIA Plus) Rider	50
Guaranteed Income Advantage 5 (GIA 5) Rider	52
Income Access Plus Rider	54
Income Access Rider	56

Pacific Life and the Separate Account	62
Pacific Life	62
Separate Account A	62
Financial Highlights	63

Federal Tax Status	68
Taxes Payable by Contract Owners: General Rules	69
Qualified Contracts	71
Loans	73
Withholding	76
Impact of Federal Income Taxes	76
Taxes on Pacific Life	77

Additional Information	77
Voting Rights	77
Changes to Your Contract	77
Changes to All Contracts	78
Inquiries and Submitting Forms and Requests	79
Telephone and Electronic Transactions	80
Electronic Delivery Authorization	80
Timing of Payments and Transactions	81
Confirmations, Statements and Other Reports to Contract Owners	81
Distribution Arrangements	81
Service Arrangements	82
Replacement of Life Insurance or Annuities	82
Financial Statements	82

The General Account	83
General Information	83
Guarantee Terms	84
Withdrawals and Transfers	86

Terms Used in This Prospectus	88

Contents of the Statement of Additional Information	90

Appendix A: State Law Variations	91

Appendix B: Market Value Adjustment	98

Appendix C: Guaranteed Income Advantage Plus Rider Sample Calculations	100

Appendix D: Income Access Plus Rider Sample Calculations	105

Appendix E: Portfolio Optimization Models Until May 6, 2005	110

Where to Go for More Information	Back Cover

2

AN OVERVIEW OF PACIFIC PORTFOLIOS
FOR CHASE

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract and of any Rider, Endorsement or Supplement, prevail over what’s in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Portfolios variable annuity contract, unless we state otherwise.

Pacific Portfolios Basics

An annuity contract may be appropriate if you’re looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.	Pacific Portfolios is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non- Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Portfolios is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)
During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you’ve made, depending on the state where you signed your application and the kind of Contract you buy.

3

AN OVERVIEW OF PACIFIC PORTFOLIOS

FOR CHASE

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.	The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)
Your initial Investment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments”.

Investment Options
You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance. You’ll find more about the Investment Options starting on page 13.	You can choose from a variety of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund or a corresponding Portfolio of the JPMorgan Investment Trust. Pacific Life is the investment advisor for the Pacific Select Fund. We oversee the management of all the Fund’s Portfolios and manage two of the Portfolios directly and have retained other portfolio managers to manage the other Portfolios. JPMorgan Investment Advisors Inc. (“JPMorgan Investment Advisors”) is the investment advisor to the JPMorgan Investment Trust and manages each of its Portfolios directly. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose any available fixed option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

Transferring among Investment Options
We’ll apply a Market Value Adjustment if you make a transfer or withdrawal from a Guaranteed Interest Option before the end of its term. See Appendix B for details about how we calculate the Market Value Adjustment.

You’ll find more about transfers and transfer limitations starting on page 27.	You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. Only two transfers per month may involve the International Value, International Large-Cap or Emerging Markets Investment Options. If you have used all 25 transfers in a calendar year, you may make one additional transfer of all or a portion of your Variable Account Value to the Money Market Investment Option before the start of the next calendar year. You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Transfers made under these systematic transfer programs or under an asset allocation program established and maintained by us are excluded from the limitation. Some restrictions may apply to transfers to and from any fixed option.

Withdrawals
You’ll find more about withdrawals starting on page 46.	You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw Investments that are less than seven years old. A withdrawal transaction fee on withdrawals in excess of 15 in any Contract Year may be imposed; however, this fee is currently waived. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal penalty tax may also apply to taxable withdrawals.

4

The Income Phase You’ll find more about annuitization starting on page 36 and annuity options available under the Contract starting on page 38.	The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semiannual or annual payments. We’ll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

The Death Benefit You’ll find more about the death benefit starting on page 40.	The Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

Optional Riders Optional riders are subject to availability. Ask your registered representative about their current status.	Stepped-Up Death Benefit Rider (SDBR)
The SDBR offers you the ability to lock in market gains for your beneficiaries with a stepped-up death benefit, which is the highest Contract Value on any previous Contract Anniversary (prior to the Annuitant’s 81st birthday) adjusted for additional Purchase Payments and withdrawals. You can only buy the SDBR when you buy your Contract. The SDBR is only available for Contracts issued after February 1, 2005, subject to state availability. Ask your registered representative about its current availability.

Earnings Enhancement Guarantee (EEG) Rider
The Earnings Enhancement Guarantee (EEG) Rider, EEG Amount and EEG Charge are also called the Guaranteed Earnings Enhancement (GEE) Rider, GEE Amount and GEE Charge, respectively, in the Contract’s Rider.	The optional EEG Rider provides for an additional amount (EEG Amount) to be included in the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s death or first death of an Owner who is also an Annuitant. You may buy the EEG Rider on the Contract Date or on the first Contract Anniversary.

If you buy the EEG Rider within 60 days after the Contract Date or within 30 days after the first Contract Anniversary, we will make the Effective Date of the EEG Rider coincide with that Contract Date or first Contract Anniversary.

5

AN OVERVIEW OF PACIFIC PORTFOLIOS

FOR CHASE

Guaranteed Protection Advantage 5 (GPA 5) Rider
Subject to state availability, the optional GPA 5 Rider allows for an additional amount that may be added to your Contract Value when an asset allocation program established and maintained by us for this Rider is used for a 10-year period (the “Term”). Your entire Contract Value must be invested in an asset allocation program during the entire Term for the additional amount to be added to your Contract. If you use our DCA Plus program in conjunction with such an asset allocation program, you will also be considered to have met this requirement. You may buy the GPA 5 Rider on the Contract Date or on any Contract Anniversary.

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the Effective Date of the Step-Up election, and may include an increase in the charges (up to a maximum of 0.75%) associated with the Rider. The GPA 5 Rider may not be available. Ask your registered representative about its current availability.

If you buy the GPA 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the GPA 5 Rider coincide with that Contract Date or Contract Anniversary.

You should consult a qualified advisor for complete information and advice before purchasing the GPA 5 Rider or electing the Step-Up provision available under the Rider.

If you purchase the GPA 5 Rider there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

Guaranteed Income Advantage Plus (GIA Plus) Rider
The optional GIA Plus Rider offers a minimum fixed income payout, plus the ability to lock in market gains and withdraw money each year. Subject to state availability, the optional GIA Plus Rider offers a guaranteed income annuity option when an asset allocation program established and maintained by us for the GIA Plus Rider is used. If you use our DCA Plus Program in conjunction with such an asset allocation program, you also will be considered to have met this requirement. You may buy the GIA Plus Rider on the Contract Date or on any Contract Anniversary. The GIA Plus Rider may not be available. Ask your registered representative about its current availability.

If you buy the GIA Plus Rider within sixty (60) days after the Contract Date or within thirty (30) days after a Contract Anniversary, we will make the Effective Date of the GIA Plus Rider coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GIA Plus Rider.

There may be adverse consequences to taking a loan while this Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

The GIA Plus Rider is called the Guaranteed Income Annuity (GIA) Rider in the Contract’s Rider.

6

Guaranteed Income Advantage 5 (GIA 5) Rider
The optional GIA 5 Rider is only available for purchase until the GIA Plus Rider is available in your state. Subject to state availability, the optional GIA 5 Rider offers a guaranteed income advantage annuity option when an asset allocation program established and maintained by us for this rider is used. If you use our DCA Plus Program in conjunction with such an asset allocation program, you also will be considered to have met this requirement.

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider and before the Annuity Date and may include an increase in the charges (up to a maximum of 0.75%) associated with the Rider. The GIA 5 Rider may not be available. Ask your registered representative about its current availability.

If you buy the GIA 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the GIA 5 Rider coincide with that Contract Date of Contract Anniversary.

You should consult a qualified advisor for complete information and advice before purchasing the GIA 5 Rider or electing the Step-Up provision available under the Rider.

If you purchase the GIA 5 Rider there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

Income Access Plus Rider
The optional Income Access Plus Rider lets you withdraw up to 5% of your investments per year, lock in market gains, and may provide a credit which increases your protected amount. Subject to state availability, the optional Income Access Plus Rider offers you, during the accumulation period, the ability to withdraw up to 5% of a Protected Payment Base (usually Purchase Payments) and provides an Income Access Credit of 6% to your Protected Payment Base and Remaining Protected Balance for up to a five year period (provided you do not take any withdrawals during this period), when used with an asset allocation program established and maintained by us. If you use our DCA Plus program in conjunction with such an asset allocation program, you also will be considered to have met this requirement. You may buy this Rider on the Contract Date or on any Contract Anniversary.

The Rider also provides for an additional option (the “Reset”) on any Contract Anniversary beginning with the third (3rd) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, and may include an increase in the charges (up to a maximum of 1.20%) associated with the Rider. The Income Access Plus Rider may not be available. Ask your registered representative about its current availability. (Protected Payment Base, Remaining Protected Balance, Income Access Credit, Reset, and Reset Date are described in the OTHER OPTIONAL RIDERS—Income Access Plus Rider section in this Prospectus.)

If you buy the Rider within sixty (60) days after the Contract Date or within thirty (30) days after a Contract Anniversary, we will make the Effective Date of the Rider coincide with that Contract Date or Contract Anniversary.

If your Contract is qualified and you are required to take minimum distributions, your Required Minimum Distribution amounts may be greater than the Protected Payment Amounts provided for under this Rider, which will create adverse consequences on the Rider.

7

AN OVERVIEW OF PACIFIC PORTFOLIOS

FOR CHASE

You should consult a qualified adviser for complete information and advice before purchasing the Income Access Plus Rider or electing the Reset provision available under the Rider.

There may be adverse consequences to taking a loan while this Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

The Income Access Plus Rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

Income Access Rider
Subject to state availability, the optional Income Access Rider gives you more flexible withdrawal capabilities prior to Annuitization and allows you to protect your principal when used with an asset allocation program established and maintained by us. If you use our DCA Plus program in conjunction with such an asset allocation program, you also will be considered to have met this requirement. You may buy the Income Access Rider on the Contract Date or on any Contract Anniversary.

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider and before the Annuity Date and may include an increase in the charges (up to a maximum of 0.75%) associated with the Rider. The Income Access Rider may not be available. Ask your registered representative about its current availability.

If you buy the Income Access Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the Income Access Rider coincide with that Contract Date or Contract Anniversary.

If your Contract is qualified and you are required to take minimum distributions, your Required Minimum Distribution amounts may be greater than the Protected Payment Amounts provided for under this Rider, which will create adverse consequences on the Rider.

You should consult a qualified advisor for complete information and advice before purchasing the Income Access Rider or electing the Step-Up provision available under the Rider.

If you purchase the Income Access Rider there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

8

	This section of the overview explains the fees and expenses associated with your Pacific Portfolios Contract.

Contract Transaction Expenses	The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

	• Maximum Withdrawal Charge (as a percentage of Purchase Payments)	7.0%	[1]

	• Withdrawal transaction fee (currently waived)	$15.00	[2]

	• Transfer transaction fee (currently waived)	$15.00	[3]

Periodic Expenses	The following describes the fees and expenses that you will pay periodically during the time you own your Contract, not including Portfolio fees and expenses.

Separate Account A Annual Expenses (as a percentage of the average daily Account Value) (See TERMS USED IN THIS PROSPECTUS on page 88)

	• Annual fee		$40.00	[4]

		Without	With Stepped-Up
		Rider	Death Benefit Rider

	• Mortality and Expense Risk Charge[5]	1.25%	1.25%
	• Administrative Fee[5]	0.15%	0.15%
	• Death Benefit Rider Charge[5,6]	none	0.20%

	• Total Separate Account A Annual Expenses	1.40%	1.60%

	• Loan Interest Rate		2.00%	[7]
Optional Rider Annual Expenses	• Earnings Enhancement Guarantee (EEG) Rider Charge		0.25%	[8]
(calculated as a percentage	• Guaranteed Protection Advantage 5 (GPA 5) Rider Charge
of Contract Value) (See	(Guaranteed Protection Charge)		0.75%	[9]

TERMS USED IN THIS	• Guaranteed Income Advantage Plus (GIA Plus) Rider Charge		0.50%	[10]

PROSPECTUS on page 88)	• Guaranteed Income Advantage 5 (GIA 5) Rider Charge		0.75%	[11]
	• Income Access Plus Rider Charge		1.20%	[12]
	• Income Access Rider Charge		0.75%	[13]

[1] The withdrawal charge may or may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.
[2] The withdrawal transaction fee is currently waived. In the future, we may charge a fee of up to $15 or 2% if less for each withdrawal in excess of 15 in a Contract Year. See CHARGES, FEES AND DEDUCTIONS.
[3] The transfer transaction fee is currently waived. In the future, we may charge a fee of up to $15 for each transfer in excess of 15 in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.
4 We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.
[5] This is an annual rate and assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.
6 If you buy the Stepped-Up Death Benefit Rider we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. The Stepped-Up Death Benefit Rider is only available on Contracts issued on or after February 1, 2005, subject to state availability.
7 If you request a loan on your Contract, we will charge you a gross interest rate of 5.00% on your outstanding principal amount. We will credit you the amount of 3.00% on any Contract Value attributed to your Loan Account. The net amount of interest you will pay on your loan will be 2.00%. See LOANS.
8 If you buy the EEG Rider (subject to availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider, and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

9

AN OVERVIEW OF PACIFIC PORTFOLIOS

FOR CHASE

9 If you buy the Guaranteed Protection Advantage 5 (GPA 5) Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The 0.75% charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual charge for the Rider is 0.25%. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, except that the charge may change if you elect the optional Step-Up provided under Rider. The charge if you purchase a Rider will also be shown on the Rider in your Contract.
10 If you buy the GIA Plus Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary and when you make a full withdrawal if the Rider is in effect on that date, or if the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.
11 If you buy the Guaranteed Income Advantage Rider 5 (GIA 5) (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider, the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, or when you terminate your Rider. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The 0.75% charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual charge for the Rider is 0.40%. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect except that the charge may change if you elect the optional Step-Up provision provided under the Rider. The charge if you purchase the Rider will also be shown on the Rider in your Contract.
12 If you buy the Income Access Plus Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, or if the Rider is terminated. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The 1.20% Charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual Charge for the Rider is 0.40%. Under the terms and conditions of the Rider, the annual Charge will remain the same while the Rider is in effect, unless you elect the optional Reset provision provided under the Rider. The Charge if you purchase the Rider will also be shown on the Rider in your Contract. We will waive the annual Charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.
13 If you buy the Income Access Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The 0.75% Charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual charge for the Rider is 0.40%. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect except that the charge may change if you elect the optional Step-Up provision provided under the Rider. The charge if you purchase a Rider will also be shown on the Rider in your Contract.

Total Annual Fund Operating Expenses (You will find more about the underlying Funds starting on page 13, and in each Funds’ Prospectus which accompanies this Prospectus.)	This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2004, adjusted to reflect fees and expenses of new Portfolios.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund’s Prospectus.

10

Total Annual Portfolio Operating Expenses[1]	Minimum	Maximum

Expenses that are deducted from each Funds’ assets, including advisory fees, 12b-1 fees or 12b-1 distribution expenses, and other expenses.	0.29%	1.63%

1 To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Pacific Select Fund Portfolio, except the American Funds Growth-Income Portfolio, but including the American Funds Growth Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains), interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, such as litigation expense, and other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Pacific Select Fund’s independent trustees) that exceed an annual rate of 0.10% of a Portfolio’s average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently three years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth Portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each Portfolio. Also, in the case of the American Funds Growth-Income Portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses including the proportionate share of the net fees and expenses of the master fund that exceed the annual rate of 1.01% of its average daily net assets until April 30, 2006. Additionally if the SEC issues an order to permit the substitution of the Equity Income Portfolio with the American Funds Growth-Income Portfolio, the guarantee period shall include the two year period beginning on the effective date of the substitution, unless otherwise required.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“Program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. This reduction is not reflected in the chart above. See the Pacific Select Fund Prospectus for details on fees and expenses of the Fund and on the Program.

To help limit Portfolio operating expenses for the JPMorgan Investment Trust Bond Portfolio (“Bond Portfolio”), and the JPMorgan Investment Trust Mid Cap Value Portfolio (“Mid Cap Value Portfolio”), JPMorgan Investment Advisors Inc. has contractually agreed to waive fees and/or reimburse expenses to limit Portfolio operating expenses for the Bond Portfolio to .75%, and limit the Mid Cap Value to .95% for the period beginning May 1, 2004 and ending April 30, 2005. There is no guarantee that JPMorgan Investment Advisors Inc. will continue to limit these expenses after April 30, 2006.

11

AN OVERVIEW OF PACIFIC PORTFOLIOS

FOR CHASE

Examples	The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the combination of optional Riders whose cumulative expenses totaled more than any other combination of optional Riders), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2004. Premium taxes and/or other taxes may also be applicable.

	The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

	• If you surrendered your Contract:

		1 Year	3 Years	5 Years	10 Years
	Maximum*	$1,262	$2,403	$3,336	$5,941

	Minimum*	$811	$1,098	$1,230	$2,076

	• If you annuitized your Contract:

		1 Year	3 Years	5 Years	10 Years
	Maximum*	$1,262	$1,863	$3,066	$5,941

	Minimum*	$811	$558	$960	$2,076

	• If you did not surrender or annuitize, but left the money in your Contract:

		1 Year	3 Years	5 Years	10 Years
	Maximum*	$632	$1,863	$3,066	$5,941

	Minimum*	$181	$558	$960	$2,076

* In calculating the examples above, we used the maximum and minimum total operating expenses of all of the Portfolios as shown in the Fees And Expenses Paid By The Fund section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus. See the FINANCIAL HIGHLIGHTS section in the Prospectus for condensed financial information about the Subaccounts.

12

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options, the DCA Plus Fixed Option, and among the three Guarantee Terms under the Guaranteed Interest Options (GIOs).

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Pacific Select Fund or JPMorgan Investment Trust. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the accompanying Pacific Select Fund or the JPMorgan Investment Trust Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND’S PROSPECTUS CAREFULLY BEFORE INVESTING.

PACIFIC SELECT FUND		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large- and medium-sized companies that the manager believes have high quality management and/or products.	A I M Capital Management, Inc.

Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium- sized growth companies.	A I M Capital Management, Inc.

Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms, asset management firms, government sponsored agencies and other investment-related or finance-related companies.	A I M Capital Management, Inc.

Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth- oriented companies.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives). Such companies include those the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.	Columbia Management Advisors, Inc.

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Concentrated Growth (formerly called I-Net TollkeeperSM)	Long-term growth of capital.	Equity securities selected for their growth potential.	Goldman Sachs Asset Management, L.P.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector (including derivatives). Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Jennison Associates LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of relatively large companies located in developed countries outside of the U.S. believed to be undervalued.	Lazard Asset Management LLC

Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management

13

PACIFIC SELECT FUND		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors

Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors

Fasciano Small Equity (formerly called Aggressive Equity)	Capital appreciation.	Equity securities of small companies believed to have sustainable earnings growth.	Neuberger Berman Management Inc.

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street® Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation- indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	Salomon Brothers Asset Management Inc

Comstock	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).	Van Kampen

VN Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

14

JPMORGAN INVESTMENT		THE PORTFOLIO’S	PORTFOLIO
TRUST PORTFOLIO**	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

JPMorgan Investment Trust Bond	To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	Investment grade bonds and debt securities (or unrated bonds and debt securities determined to be of comparable quality).	JPMorgan Investment Advisors Inc.

JPMorgan Investment Trust Equity Index	Investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500* Composite Stock Price Index (“S&P 500 Index”).	Stocks included in the S&P 500 Index. The Portfolio may also invest in stock index futures and equity derivatives. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Portfolio and that of the S&P 500 Index without taking into account the Portfolio’s expenses.	JPMorgan Investment Advisors Inc.

JPMorgan Investment Trust Diversified Equity	Long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.	Common stocks of companies that have good fundamentals and reasonable valuations with the potential for continued earnings growth over time.	JPMorgan Investment Advisors Inc.

JPMorgan Investment Trust Large Cap Growth	Long-term capital appreciation and growth of income by investing primarily in equity securities.	Equity securities of large, well established companies. Large companies are defined as companies with market capitalizations in excess of $4 billion at the time of investment.	JPMorgan Investment Advisors Inc.

JPMorgan Investment Trust Mid Cap Value	Capital appreciation with a secondary goal of achieving current income by investing primarily in equity securities.	Equity securities of companies with market capitalizations similar to those within the universe of the Russell Mid Cap Value Index at the time of investment.	JPMorgan Investment Advisors Inc.

JPMorgan Investment Trust Mid Cap Growth	Growth of capital and secondarily, current income by investing primarily in equity securities.	Securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. The Portfolio typically invests in mid-cap companies with market capitalizations similar to those within the universe of the Russell Mid Cap Growth Index at the time of investment.	JPMorgan Investment Advisors Inc.

*	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with JPMorgan Investment Trust.

**	JPMorgan Investment Trust was formerly called One Group ® Investment Trust.

15

The Investment Advisers

Pacific Life is the investment adviser for the Pacific Select Fund. Pacific Life and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios.

JPMorgan Investment Advisors Inc. is the investment adviser to JPMorgan Investment Trust and oversees the management of all of the JPMorgan Investment Trust Portfolios.

Your Fixed Options

The DCA Plus Fixed Option and the GIOs each offer you a guaranteed minimum interest rate on the amounts you allocate to these options. Amounts you allocate to these options, and your earnings credited are held in our General Account.

Subject to state availability, the GIOs are available in three-, six-, and ten-year terms. If you annuitize, transfer or withdraw amounts allocated to a GIO before its Guarantee Term has expired, these amounts are adjusted by the MVA. Collectively, these options are referred to as “fixed options” in this Prospectus. Not all fixed options may be available. Contact your registered representative about the availability of these options. For more detailed information about these Options, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

PURCHASING YOUR CONTRACT AND OPTIONAL RIDERS

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Investment for more than five Business Days without your permission. In any case we will not hold your Initial Investment after twenty business days.

You may also purchase a Contract by exchanging your existing Contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal and state tax reporting purposes.

The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her age last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/ Owner or the applicant/ Owner’s estate. Depending on the state where your application was signed, the amount of the refund may be more or less that the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Subaccount Unit Value (also called Accumulated Unit Value (AUV)) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount as described in the CHARGES, FEES AND DEDUCTIONS— Waivers and Reduced Charges section in this Prospectus.

16

Purchasing the Stepped-Up Death Benefit Rider (SDBR) (Optional)

The SDBR is only available on Contracts issued on or after February 1, 2005, subject to state availability. You may purchase the SDBR at the time your application is completed. The SDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date. You may not purchase the SDBR after the Contract Date.

The SDBR will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The SBDR may not otherwise be cancelled.

Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)

You may purchase the EEG Rider (subject to availability) on the Contract Date or on the first Contract Anniversary. If you buy the EEG Rider within 60 days after the Contract Date or within 30 days after the first Contract Anniversary, we will make the Effective Date of the EEG Rider coincide with that Contract Date or Contract Anniversary. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider in your Contract’s Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract. Once purchased, the Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The EEG Rider may not otherwise be cancelled.

Purchasing the Guaranteed Protection Advantage 5 (GPA 5) Rider (Optional)

Subject to availability, you may purchase the optional GPA 5 Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years prior to your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus Program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the adjusted Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

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•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

If the GPA 5 Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the GPA 5 Rider may be purchased again (if available).

Purchasing the Guaranteed Income Advantage Plus (GIA Plus) Rider (Optional)

You may purchase the GIA Plus Rider (subject to state availability) on the Contract Date or on any Contract Anniversary.

You may purchase the GIA Plus Rider only if:

•	the age of each Annuitant is eighty (80) years or younger on the date the Rider is purchased, and

•	the entire Contract Value is invested according to an asset allocation program established and maintained by us for this Rider. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

Except as otherwise provided below, the GIA Plus Rider will remain in effect until the earlier of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the Rider,

•	the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

Upon your request, the GIA Plus Rider may be terminated at any time. If your request to terminate the GIA Plus Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the GIA Plus Rider will terminate on that Contract Anniversary. If your request to terminate the GIA Plus Rider is received at our Service Center more than thirty (30) days after a Contract Anniversary, the GIA Plus Rider will terminate the day we receive the request.

If the GIA Plus Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the GIA Plus Rider may be purchased again (if available). In addition, you cannot switch from the GIA, or GIA 5 Riders to the GIA Plus Rider on the same Contract Anniversary. You must wait one (1) year from the Effective Date of termination of the GIA or GIA 5 Riders before the GIA Plus Rider may be purchased.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Purchasing the Guaranteed Income Advantage 5 (GIA 5) Rider (Optional)

The optional GIA 5 Rider is only available for purchase until the GIA Plus Rider is available in your state.

Subject to availability, you may purchase the optional GIA 5 Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus Program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

•	the date of purchase is at least 10 years prior to your selected Annuity Date.

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The GIA 5 Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the GIA 5 Rider,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Purchasing the Income Access Plus Rider (Optional)

Subject to state availability, you may purchase the optional Income Access Plus Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is eighty five (85) years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the Annuity Date.

The Contract and the Rider will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract and the Rider will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available). In addition, you cannot switch from the Income Access Rider to the Income Access Plus Rider on the same Contract Anniversary. You must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination of the Income Access Rider before the Income Access Plus Rider may be purchased.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

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Purchasing the Income Access Rider (Optional)

Subject to state availability, you may purchase the optional Income Access Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect. If you use our DCA Plus Program in conjunction with such an asset allocation program, you will be considered to have met this requirement.

You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the Annuity Date.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provision of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available). In addition, you cannot switch from the Income Access Plus Rider to the Income Access Rider on the same Contract Anniversary. You must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination of the Income Access Plus Rider before the Income Access Rider may be purchased.

Continuation of Rider if Surviving Spouse Continues Contract

If the owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Information About the Optional Riders, IRAs and Other Qualified Contracts

As of the date of this Prospectus, there are special considerations for purchases of any optional death benefit rider. IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has optional death benefit riders and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by an optional rider are not incidental.

In addition, to the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the rider cannot be paid out in violation of the minimum distribution rules of the Code.

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It is our understanding that the charges relating to the two optional death benefit riders are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current income taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Making Your Investments (“Purchase Payments”)

Making Your Initial Investment

Your initial Investment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. Currently, we are not enforcing the minimum initial Investment on Qualified Contracts but reserve the right to enforce the minimum initial Investment on Qualified Contracts in the future. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (PAC), which allows you to pay in equal installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

If your Contract is Non-Qualified, you may choose to invest additional amounts. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan. Each additional investment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. Currently, we are not enforcing the minimum additional Investment amounts but reserve the right to enforce the minimum additional Investment amounts in the future. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal checks or cashier’s checks drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

•	third party checks when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit cards or checks drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of $10,000 or less,

•	cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party checks if there is not a clear connection of the third party to the underlying transaction, and

•	wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. Pacific Life reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

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HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among any of the Subaccounts and any available fixed option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS— Right to Cancel (“Free Look”) section in this Prospectus. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a prorata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity Contract or a life insurance Contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Portfolio Optimization

The Service. Portfolio Optimization is an asset allocation service that we offer at no additional charge for use within this variable annuity. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your variable annuity, Portfolio Optimization can help with decisions about how you should allocate your Contract Value among available Investment Options. The theory behind Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of our Portfolio Optimization service, we have developed several asset allocation models (“Portfolio Optimization Models” or “Models”), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the Portfolio Optimization service and select one of the Portfolio Optimization Models, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Options according to the Model you select. Subsequent Purchase Payments, if allowed under your Contract, will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Contract Value quarterly, semi-annually, or annually, to maintain the current allocations of your Portfolio Optimization Model, since changes in the net asset values of the underlying Portfolios in each Model will alter your asset allocation over time. If you also allocate part of your Purchase Payment or Contract Value that is not currently included in your Model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to Portfolio Optimization and elect periodic rebalancing, only the Investment Options within your Model will be rebalanced.

If you subscribe to Portfolio Optimization, we will serve as your investment advisor for the service solely for purposes of development of the Portfolio Optimization Models and periodic updates of the Models.

On a periodic basis (typically annually) or when Pacific Life believes appropriate, the Portfolio Optimization Models are evaluated and the Models are updated, as discussed below. If you subscribe to Portfolio Optimization, we will automatically reallocate your Contract Value or Purchase Payments, as applicable, in accordance with the Model you select as it is updated from time to time based on discretionary authority that you grant to us, unless you instruct us otherwise. For more information on our role as investment adviser for the Portfolio Optimization service, please see our brochure from our Form ADV, the SEC investment adviser registration form, which will be delivered to Contract Owners at the time they apply for a Contract. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the Portfolio Optimization Models, we currently rely on recommendations from an independent third-party analytical firm. We may change the firm that we use from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

The Portfolio Optimization Models. We offer five asset allocation models, each comprised of a carefully selected combination of Investment Options (reflecting the underlying Portfolios of Pacific Select Fund and JPMorgan Investment Trust). Development of the Portfolio Optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available

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Investment Options reflecting the underlying Portfolios of Pacific Select Fund can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying Portfolios and combining Investment Options to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each Model, given a particular level of risk tolerance. A determination is then made of how available Investment Options reflecting the underlying Portfolios of JPMorgan Investment Trust can be used in the Models to approximate the intended return and risk tolerance characteristics of the Model. Each Model will include at least one Investment Option that is a Portfolio of JPMorgan Investment Trust, and up to 30% of the allocations called for by a Model could, at the time of the allocation, be directed to Portfolios of JPMorgan Investment Trust. This process could, in some cases, result in the inclusion of an Investment Option in a Model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance. In addition, a Portfolio of JPMorgan Investment Trust may be used in a Model, even where a comparable Portfolio of Pacific Select Fund has better historical performance, and a Portfolio of Pacific Select Fund could be used even where a comparable Portfolio of JPMorgan Investment Trust has better historical performance.

Periodic Updates of the Portfolio Optimization Model and Notices of Updates. Each of the Portfolio Optimization Models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each Model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the Model. As a result of the periodic analysis, each Model may change and Investment Options may be added to a Model (including Investment Options not currently available), or Investment Options may be deleted from a Model.

When your Portfolio Optimization Model is updated, we will automatically reallocate your Contract Value (and Subsequent Purchase Payments, if applicable) in accordance with any changes to the Model you have selected. This means the allocation of your Contract Value, and potentially the Investment Options in which you are invested, will automatically change and your Contract Value (and Subsequent Purchase Payments, if applicable) will be automatically reallocated among the Investment Options in your updated Model (independently of any automatic rebalancing you may have selected). We require that you grant us discretionary investment authority to periodically reallocate your Contract Value (and Subsequent Purchase Payments, if applicable) in accordance with the updated version of the Portfolio Optimization Model you have selected, if you wish to participate in Portfolio Optimization.

When we update the Portfolio Optimizations Models, we will send you written notice of the updated Models at least 30 days in advance of the date we intend the updated version of the Model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected Model, you will not need to take any action, as your Contract Value (or Subsequent Purchase Payments, if applicable) will be reallocated in accordance with the updated Model automatically. If you do not wish to accept the changes to your selected Model, you can change to a different Model or withdraw from the Portfolio Optimization service. Some of the riders available under the Contract require you to participate in an asset allocation service. If you purchased any of these riders, such riders will terminate if you withdraw from Portfolio Optimization or allocate any portion of your subsequent Purchase Payments or Contract Value to an Investment Option that is not currently included in your Model (as more fully described in each rider).

Selecting a Portfolio Optimization Model. If you choose to subscribe to the Portfolio Optimization service, you need to determine which Portfolio Optimization Model is best for you. Pacific Life will not make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which Model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change Models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the Portfolio Optimization service or to change to a different Model. You may, in consultation with your registered representative, utilize analytical tools made available by Pacific Life, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on the Pacific Life website. While the information from the Pacific Life website may assist you, it is your decision, in consultation with your registered representative, to select a Model or to change to a different Model, and Pacific Life bears no responsibility for this decision. You

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may change to a different Model at any time with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us.

Quarterly Reports. If you select a Portfolio Optimization Model, you will be sent a quarterly performance report that provides information about the Investment Options within your selected Model, as part of your usual quarterly statement. Information concerning the current Models is described below.

Risks. Although the Models are designed to optimize returns given the various levels of risk, there is no assurance that a Model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Contract Value could be better or worse by participating in a Portfolio Optimization Model than if you had not participated. A Model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying Portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A Portfolio Optimization Model may not perform as intended. Although the Models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Models are based, which could cause the Models to be ineffective or less effective in reducing volatility.

Periodic updating of the Portfolio Optimization Models can cause the underlying Portfolios to incur transactional expenses to raise cash for money flowing out of the Portfolios or to buy securities with money flowing into the Portfolios. These expenses can adversely affect performance of the pertinent Portfolios and the Models.

Pacific Life may be subject to competing interests that have the potential to influence its decision making with regard to Portfolio Optimization. For example, one Portfolio of Pacific Select Fund may provide a higher advisory fee to Pacific Life than another Portfolio, and provide Pacific Life with incentive to use the Portfolio with the higher fee as part of a Portfolio Optimization Model. Pacific Life serves as investment advisor to Pacific Select Fund, but not to JPMorgan Investment Trust, providing Pacific Life incentive to favor Pacific Select Fund. In addition, Pacific Life may believe that certain Portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, we monitor performance of the Portfolios, and may, from time to time, recommend to that Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a Portfolio, all of which could impact a Model. We believe our reliance on the recommendations of an independent third-party analytical firm reduces or eliminates the potential for us to be influenced by these competing interests, but there can be no assurance of this. Pacific Life does not serve as advisor to JPMorgan Investment Trust, so Pacific Life is not in a position to influence the management of the Portfolios of that Trust, except to the extent that we choose that Trust’s Portfolios to be part of the Portfolio Optimization Model allocations. In addition, the determination to direct up to 30% of the allocations in a Model to one or more of the Portfolios of the JPMorgan Investment Trust is based on an agreement between us and JPMorgan Investment Advisors Inc. and its affiliates, and this could result in the use of a Portfolio that does not perform as well as another, and could affect the performance of a Model.

Pacific Life is under no contractual obligation to continue this service and has the right to terminate or change the Portfolio Optimization service at any time.

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The Models. Information concerning the Portfolio Optimization Models is described below. These Models are available effective May 6, 2005. For information regarding the Portfolio Optimization Models available until May 6, 2005, see APPENDIX E in this Prospectus. You should review this information carefully before selecting or changing a Model.

Model A Conservative	Model B Moderate-Conservative		Model C Moderate	Model D Moderate-Aggressive		Model E Aggressive

Investor Profile

	Your focus is			You want an
You are looking for a relatively stable investment and require investments that generate some level of income.	on keeping inflation. generating investment capital ap are desire	pace with Income and preciation d.	You want the opportunity for long-term moderate growth.	investment geared for and are wi accept abo risk.	that is growth lling to ve average	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Horizon < --------------------------------------------------------------------------------- > Longer Investment Horizon Investor Objective

Primarily preservation of capital	Moderate growth		Steady growth in asset values	Moderately high growth in asset values		High growth in asset values

Risk Characteristics

There may be
There may be some losses in the values of the investment as asset values fluctuate.	some losse values of investment to year.	s in the the from year	There will probably be some losses in the values of the underlying investments from year to year.

			Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Exposure

		Model A	1,12	-odel B	Model C	Model D	Model E

Cash		13%		6%	3%	3%	2%

Bonds		62		49	37	20	5

Domestic Stocks		20		34	44	59	70

International Stocks		5		11	16	18	23

Portfolio Optimization Model Allocations as of May 6, 2005

		Model A		Model B	Model C	Model D	Model E

Blue Chip		—		6%	4%	4%	4%

American Funds Growth-Income		—		—	3	4	8

American Funds Growth		—		—	3	6	10

Diversified Research		3		4	4	3	3

Short Duration Bond		24		16	7	4	—

Growth LT		—		—	2	2	5

JPMINV Bond		19		16	14	6	—

JPMINV Mid-Cap Value		4		7	8	12	7

JPMINV Large-Cap Growth		7		7	7	6	4

International Value		3		5	5	5	9

International Large-Cap		3		8	10	13	15

Equity Index		—		—	2	6	7

Small-Cap Index		—		—	3	3	2

Fasciano Small Equity		—		—	—	4	5

Small-Cap Value		—		3	2	—	—

Emerging Markets		—		—	4	4	4

Inflation Managed		14		13	11	6	—

Money Market		10		3	—	—	—

High Yield Bond		6		4	3	—	—

Large-Cap Value		4		5	5	6	7

Comstock		3		3	3	3	3

Real Estate		—		—	—	3	5

VN Small-Cap Value		—		—	—	—	2

	Less
	Volatil >	e < - More Vol	-------- atile

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Investing in Variable Investment Options

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original Investments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including the Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange, which usually closes at 4:00 p.m., Eastern time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where (Y) =	the Unit Value for that Subaccount as of the end of the preceding Business Day; and

(Z) =	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where (A) =	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where (a) =	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

(b) =	the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and

(c) =	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments (see the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus);

(B) =	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C) =	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

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When Your Investment is Effective

Your initial Investment is usually effective on the day we issue your Contract, unless we receive it later. Any additional allocation is effective on the day we receive your Investment in proper form. See ADDITIONAL INFORMATION— Inquiries and Submitting Forms and Requests section in this Prospectus.

The day your Investment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Transfers are limited to twenty-five (25) for each calendar year. Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Large-Cap, or Emerging Markets.

For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the DCA Plus program, the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation service are excluded from the limitation. Also, allocation of Purchase Payments are not subject to these limitations. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of fifteen (15) in any Contract Year.

If you have used all twenty-five (25) transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify your registered representative via telephone. If you (or your registered representative) request a transfer via telephone that exceeds the above limitations, we will notify you (or your registered representative) immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT—Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form, unless you request a date in the future or a systematic transfer program.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

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Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a registered representative or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from a registered representative acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT— Withdrawals and Transfers section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer four systematic transfer options: dollar cost averaging, DCA Plus, portfolio rebalancing, and earnings sweep. There is no charge for these options, and transfers under these systematic transfer options are not counted towards your total transfers in a Calendar Year. The systematic transfer options are not available after you annuitize and are subject to the same requirements and restrictions as non-systematic transfers.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular Investments instead of in a single Investment. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option with an Account Value of at least $5,000 to one or more

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other Variable Investment Options. Each transfer must be for at least $250. GIOs are not available for dollar cost averaging. Detailed information appears in the SAI.

DCA Plus

DCA Plus provides a way to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. Amounts allocated to the DCA Plus Fixed Option are held in our General Account and receive interest at rates declared periodically by us, but not less than an annual rate of 3% (the “Guaranteed Interest Rate”). The DCA Plus program can also be used with an asset allocation program established and maintained by us to qualify for certain optional benefit riders offered under your Contract. See THE GENERAL ACCOUNT section in this Prospectus.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date. Portfolio rebalancing is not available after you annuitize. The DCA Plus Fixed Option and GIOs are not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. No withdrawal charge is imposed on:

•	amounts annuitized after the first Contract Year,

•	death benefit proceeds, except as provided under the Amount of the Death Benefit: Death of a Contract Owner section, for certain non-natural owners,

•	subject to state variations, withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or,

•	withdrawals after the first Contract Anniversary, if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less and we are provided with medical evidence satisfactory to us.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Free Withdrawals

Subject to the amount available for withdrawal provisions as described in the withdrawal section, we will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of amounts held under your Contract for at least six Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. The withdrawal of mandatory required minimums, for example, from an Individual Retirement Account (IRA), will reduce the annual Free Amount. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still otherwise subject to the charge.

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For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from Certain Qualified Plans are included within the calculations.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary. Beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two”, and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

Withdrawal
Charge as a
Percentage of
“Age” of Payment	Purchase Payment
in Years	Withdrawn

1	7%

2	7%

3	6%

4	5%

5	3%

6	1%

7 or more	0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Purchases Payment withdrawn first. The withdrawal charge will be deducted proportionately among all Investment Options from which the withdrawal occurs. If you do not specify Investment Options, your withdrawal will be made from all your Investment Options proportionately. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charge and taxes will be calculated on the grossed up amount. We calculate withdrawal charges before any market value adjustment is made or any deduction for other charges due or taxes are made. See THE GENERAL ACCOUNT—Withdrawals and Transfers.

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater than the amount of the withdrawal charge. See the ADDITIONAL INFORMATION—Distribution Arrangements section in this Prospectus for information regarding commissions and other amounts paid to broker-dealers in connection with distribution of the Contracts.

Transfer Fees

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See the HOW YOUR INVESTMENTS ARE ALLOCATED—Transfers and Market-timing Restrictions section in this Prospectus. However, amounts transferred from a GIO before its Guarantee Term has expired are subject to the MVA. See THE GENERAL ACCOUNT—Withdrawals and Transfers and GIOs sections in this Prospectus.

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No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future. A fee of up to $15 may apply to transfers in excess of 15 in any Contract Year.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15, or 2% of the amount withdrawn, if less, for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments (“premium taxes”), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/ or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the contract) will not be greater than the annual interest credited in excess of the options minimum guaranteed interest rate.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge or the Annual Fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current

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and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/ dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/ dealer nor will commissions be payable to any broker/ dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only reduce or waive withdrawal or other charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

If you are an Eligible Person, you will not keep any amounts credited if you return your Contract during the Free Look period as described under the WITHDRAWALS— Right to Cancel (“Free Look”) section in this Prospectus.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate of 1.25% of each Subaccount’s assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The base Risk Charge will continue after the Annuity Date if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge If an Optional Death Benefit Rider Is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit Rider (SDBR). The total Risk Charge annual rate will be 1.45% if the SDBR is purchased. Any increase in your Risk Charge will not continue on and after the Annuity Date. See the PURCHASING YOUR CONTRACT AND OPTIONAL RIDERS—Purchasing the Stepped-Up Death Benefit Rider section in this Prospectus.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after annuitization if you choose any variable annuity.

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Earnings Enhancement Guarantee (EEG) Annual Charge (Optional Rider)

If you purchase the EEG Rider, we deduct annually an Earnings Enhancement Guarantee Charge (“EEG Charge”) for expenses related to the EEG Rider. The EEG Charge is equal to 0.25% multiplied by your Contract Value. The EEG Charge is also called the Guaranteed Earnings Enhancement (GEE) Charge in your Contract’s Rider.

We will deduct the EEG Charge from your Investment Options on a proportionate basis on each Contract Anniversary following the date you purchase the Rider, if the EEG Rider is in effect. If you terminate this Rider on a Contract Anniversary, the full EEG Charge will be deducted from the Contract Value. If this Rider or Contract terminates on a day other than a Contract Anniversary, a prorated EEG Charge will be based on the Contract Value on the day the Rider terminates. The EEG Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates.

Any portion of the EEG Charge we deduct from any fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the EEG Charge for that Contract Year from the final payment made to you.

Guaranteed Protection Advantage 5 (GPA 5) Annual Charge (Optional Rider)

If you purchase the optional GPA 5 Rider (subject to state availability), we will deduct a Guaranteed Protection Charge (“GPA 5 Charge”) from your Investment Options, and/or DCA Plus Fixed Option on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if you terminate the Rider. If you terminate this Rider on a Contract Anniversary, the full GPA 5 Charge will be deducted from the Contract Value. If this Rider or Contract terminates on a day other than a Contract Anniversary, a prorated GPA 5 Charge will be based on the Contract Value on the day the Rider terminates. The GPA 5 Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates. The GPA 5 Charge is equal to 0.25% (maximum charge is 0.75%), multiplied by your Adjusted Contract Value.

The GPA 5 Charge may change if you elect the Step-Up option but will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider and will not be more than the maximum charge of 0.75%. If you do not elect the optional Step-Up, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the GPA 5 Charge we deduct from a fixed option will not be more than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the GPA 5 Charge from the final payment made to you.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Guaranteed Income Advantage Plus (GIA Plus) Annual Charge (Optional Rider)

If you purchase the GIA Plus Rider (subject to state availability), we will deduct a GIA Annual Charge (“Charge”) for expenses related to the GIA Plus Rider. The Charge is equal to 0.50% multiplied by the greater of the Guaranteed Income Base or the Contract Value on the Contract Anniversary (Guaranteed Income Base is described in the OTHER OPTIONAL RIDERS—Guaranteed Income Advantage Plus Rider section in this Prospectus). The Charge for a Contract Year will be deducted on the Contract Anniversary following that Contract Year.

We will deduct the Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA Plus Rider remains in effect, and

•	if the GIA Plus Rider is terminated.

If the GIA Plus Rider is terminated on a Contract Anniversary, the full Charge will be deducted from the Contract Value. The full Charge will be based on the greater of the Guaranteed Income Base or the Contract Value on that Contract Anniversary. If the GIA Plus Rider is terminated on a day other than a Contract Anniversary, we will prorate the Charge to the date of termination. The prorated Charge amount will be based on the greater of the Guaranteed Income Base or the Contract Value as of the day the Rider terminates. The prorated Charge will be deducted from the Contract Value on the earlier of the day the Contract terminates or the Contract Anniversary immediately following the day the GIA Plus Rider terminates. We will waive the Charge if the GIA Plus Rider

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terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.

Any portion of the Charge we deduct from any fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the Charge from the final payment made to you.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Guaranteed Income Advantage 5 (GIA 5) Annual Charge (Optional Rider)

If you purchase the GIA 5 Rider, we deduct annually a Guaranteed Income Advantage Charge (“GIA 5 Charge”) for expenses related to the GIA 5 Rider. The GIA 5 Charge is equal to 0.40% (maximum charge is 0.75%) multiplied by your Contract Value.

We will deduct the GIA 5 Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA 5 Rider remains in effect,

•	on the Annuity Date, if the GIA 5 Rider is still in effect, and

•	when the GIA 5 Rider is terminated.

If you terminate the GIA 5 Rider, we will charge your Contract for the annual GIA 5 Charge on the effective date of termination. If you terminate this Rider on a Contract Anniversary, the full GIA 5 Charge will be deducted from the Contract Value. If this Rider or Contract terminates on a day other than a Contract Anniversary, a prorated GIA 5 Charge will be based on the Contract Value on the day the Rider terminates. The GIA 5 Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates.

The GIA 5 Charge may change if you elect the Step-Up provision in the Rider, but will never be more than the GIA 5 Charge being charged under the then current terms and conditions of the Rider and will not be more than a maximum charge of 0.75%. If you do not elect the optional Step-Up, your GIA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the GIA 5 Charge we deduct from a fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the GIA 5 Charge from the final payment made to you.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Income Access Plus Annual Charge (Optional Rider)

If you purchase the Income Access Plus Rider (subject to state availability), we will deduct, annually, an Income Access Plus Charge (“Charge”) from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if the Rider terminates. The Charge is equal to 0.40% multiplied by your Contract Value on the Contract Anniversary. The Charge for a Contract Year will be deducted on the Contract Anniversary following that Contract Year.

If the Rider terminates on a Contract Anniversary, the full Charge will be deducted from the Contract Value on that Contract Anniversary. If the Rider terminates on a day other than a Contract Anniversary the Charge will be prorated to the date of termination. The prorated Charge will be deducted based on the Contract Value as of the day the Rider terminates. The prorated Charge will be deducted from the Contract Value on the earlier of the day the Contract terminates or the Contract Anniversary immediately following the day the Rider terminates. We will waive the Charge if the Rider terminates due to death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.

The annual Charge percentage may change if you elect the optional Reset provision in the Rider, but will never be more than the annual Charge percentage being charged for new issues of this same Rider and will not be more than a maximum annual Charge percentage of 1.20%. If you do not elect the optional Reset, your annual Charge percentage will remain the same as it was on the Effective Date of the Rider.

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Any portion of the annual Charge we deduct from a fixed option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the Charge from the final payment made to you.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Income Access Annual Charge (Optional Rider)

If you purchase the optional Income Access Rider (subject to state availability), we will deduct an Income Access Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if the Rider terminates. If the Rider terminates on a Contract Anniversary, the full Income Access Charge will be deducted from the Contract Value. If this Rider or Contract terminates on a day other than a Contract Anniversary, a prorated Income Access Charge will be based on the Contract Value on the day the Rider terminates. The Income Access Charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates. The Income Access Charge is equal to 0.40% (maximum charge is 0.75%) multiplied by your Contract Value.

The Income Access Charge may change if you elect the Step-Up provision in the Rider but will never be more than the Income Access Charge being charged under the then current terms and conditions of the Rider and will not be more than a maximum charge of 0.75%. If you do not elect the optional Step-Up, your Income Access Charge will remain the same as it was on the Effective Date of the Rider.

Any portion of the Income Access Charge we deduct from a fixed option will not be more than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the Income Access Charge from the final payment made to you.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Expenses of the Pacific Select Fund and the JPMorgan Investment Trust

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Pacific Select Fund and the JPMorgan Investment Trust, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The two Funds are governed by their own Board and your Contract does not fix or specify the level of expenses of any Portfolio. The two Fund’s fees and expenses are described in detail in their respective Prospectus and in its SAI.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying funds imposes such fees or limitations, we will pass them on to you.

RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person as Annuitant. Whether you have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (primary, joint or contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

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Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable MVAs, and any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus. We will send the annuity payments to the payee that you designate. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any applicable MVA, any Annual Fee, any optional Rider Charge. This option of distribution may or may not be available, or may be available only for certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary.

If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. However, to meet Internal Revenue Service (IRS) minimum distribution rules your required minimum distribution date may be earlier than your Annuity Date; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant’s attained age 59 1/2. See the FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/ Annuitant not later than the Owner/ Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/ Annuitant (or the Owner/ Annuitant and his Beneficiary) must commence not later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/ Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/ Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/ Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

If the Owner/ Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Plan Death of Annuitant Distribution Rules”. Life expectancy is initially computed by use of the Single Life Table of the Final and Temporary Regulations, issued April 17, 2002 (Regulation Section 1.401(a)(9)-9). Congress recently required the IRS to update these tables to reflect increased life expectancies. Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/ Annuitant in some situations) by one in each following calendar year.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

The IRS issued Final and Temporary Regulations on April 17, 2002. Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

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The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these final regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive than the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

In accordance with recent changes in laws and regulations, RMDs may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the RMDs may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

Under the Final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs or annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable MVA, and charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows:

•	the net amount from any fixed option will be converted into a fixed-dollar annuity; and

•	the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each.

If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will

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be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity, with fixed-dollar amounts based on a final rate and the 1983a Annuity Mortality Table with the ages set back ten (10) years, a variable annuity, with variable-dollar payments that vary with the Investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under any fixed option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future. For other Annuity Options see the OTHER OPTIONAL RIDERS section in this Prospectus.

1.	Life Only. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies). Payments stop when the Annuitant dies.

2.	Life with Period Certain. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies), with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only).

3.	Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are based on the life of the secondary Annuitant named in the election if and so long as such secondary Annuitant lives.

Payments made based on the life of the secondary Annuitant may be in installments equal to 50%, 66 2/3% or 100% (as specified in the election) of the original payment amount payable during the lifetime of the Primary Annuitant. If you elect a reduced payment based on the life of the secondary annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant. Variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract. Payments stop when both Annuitants have died.

4.	Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only).

Additionally, if variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return, any

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applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS—Withdrawal Charge section in this Prospectus). For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 - $300) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

Full or partial redemptions of remaining guaranteed variable payments are explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is alive at the death of the Annuitant:

•	the Owner;

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living, we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the rate that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first person among the following who is alive at the Owner’s death:

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living, all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the section in this Prospectus under Choosing Your Annuity Date. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employment Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

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Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments. See the APPENDIX A: STATE LAW VARIATIONS section of this Prospectus.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT section.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants with Right of Survivorship and not as Tenants in Common. The amount of the death benefit will be paid according to the Death Benefit Proceeds section below.

The “Notice Date” is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Death Benefit Proceeds

The proceeds of any death benefit payable will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefit proceeds. Such proceeds will equal the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract. In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

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Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Death of Owner Distribution Rules

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, they must begin distribution within one year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or over a period that does not exceed the Beneficiary’s life expectancy. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in an acceptable form to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

If the Owner who was not an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living, the designated recipient will be the Owner’s Estate.

If the Owner who was an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living, the designated recipient will be the Owner’s Estate.

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan pursuant to sections 401, 403, 408, 408A, or 457(b) of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit

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proceeds no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant’s death falls (the “five-year rule”).

However, the life expectancy method and the five-year rule are modified if the Beneficiary is a surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA or another existing eligible Plan in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant’s death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:

•	December 31 of the year following the year the Annuitant died, or

•	December 31 of the year in which the Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31 of the year following the Annuitant’s death or by the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

The Amount of the Death Benefit: Death of Annuitant

For Contracts issued on or after February 1, 2005, subject to state availability, if the sole surviving Annuitant, or the first Owner who is also an Annuitant dies before the Annuity Date, the death benefit proceeds will be the Death Benefit Amount as of the Notice Date, described in the Death Benefit Amounts subsection below.

For Contracts issued before February 1, 2005, if the sole surviving Annuitant, or the first Owner who is also an Annuitant dies prior to the Annuity Date, the Death Benefit proceeds will be the greater of:

•	the Death Benefit Amount as of the Notice Date, described in the Death Benefit Amounts subsection below, or, if applicable,

•	the “Guaranteed Minimum Death Benefit Amount” as of the Notice Date described in the Death Benefit Amounts subsection below.

If the Annuitant who is not an Owner dies, the designated sole Annuitant will then be the first living person in the following order and no death benefit proceeds will be payable:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.

If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds will be payable to the first living person in the following order:

•	Owner,

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living, the proceeds will be payable to the Owner’s Estate.

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If the Owner is not an Annuitant and the Owner and Annuitant die simultaneously, the death benefit proceeds will be calculated under the Death of Annuitant provisions and proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living, the proceeds will be payable to the Owner’s Estate.

The Amount of the Death Benefit: Death of a Contract Owner

For Contracts issued on or after February 1, 2005, subject to state availability, if a Contract Owner who is an Annuitant dies before the Annuity Date, the death benefit proceeds will be the Death Benefit Amount as of the Notice Date.

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the death benefit proceeds will be equal to your net Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living, the death benefit proceeds will be paid to the Owner’s Estate.

For Contracts issued before February 1, 2005, if a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of:

•	your Death Benefit Amount as of the Notice Date, or

•	the “Guaranteed Minimum Death Benefit Amount” as of the Notice Date, and will be paid in accordance with the Death Benefit Proceeds section above.

If you are a Non-Natural Owner of a Contract other than a contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of the Death Of Owner Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The Death Benefit Amount will be: (a) the Contract Value, if the Non-Natural Owner elects to maintain the Contract and reinvest the Contract Value into the contract in the same amount as immediately prior to the distribution; or (b) the Contract Value, less any annual fee, withdrawal fee, withdrawal charge, Market Value Adjustment and less any charge for premium taxes and/or other taxes, if the Non-Natural Owner elects a cash distribution.

Death Benefit Amounts

For Contracts issued on or after February 1, 2005, subject to state availability, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments, reduced by any applicable charges, and/or MVAs and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value, immediately prior to each withdrawal.

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For Contracts issued before February 1, 2005, subject to state availability, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments, reduced by any applicable charges, and/or MVAs and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.

We calculate the Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of your sixth Contract Anniversary and each Subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 76th birthday (each of these Contract Anniversaries is a “Milestone Date”). Subject to approval of insurance authorities in your state of issue, if your Contract is issued before the Annuitant’s 75th birthday, we will calculate what the Death Benefit Amount would have been as of the Contract Anniversary immediately following the Annuitant’s 75th birthday while the Annuitant is living (also a Milestone Date) even if such Milestone Date occurs before your sixth Contract Anniversary. This added feature will benefit Contracts where the Annuitant is from age 69 through 74 at the time the Contract is issued.

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount before each withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any actual Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

Optional Stepped-Up Death Benefit Rider (SDBR)

The SDBR is only available on Contracts issued on or after February 1, 2005, subject to state availability. If you purchase the SDBR at the time your application is completed, upon the death of the sole surviving Annuitant, or the first Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a)	the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day before the Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received before each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

(b)	the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

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The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole surviving Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date and is determined as follows:
First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract Anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each Milestone Date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount immediately prior to the withdrawal, (adjusted for Purchase Payments received and withdrawals made since that Milestone Date) by the ratio of the amount of the withdrawal, including any withdrawal charge and Market Value Adjustments, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

Optional Earnings Enhancement Guarantee (EEG) Rider

If you purchase the EEG Rider, (subject to availability), an Earnings Enhancement Guarantee amount (EEG Amount), is added to the death benefit proceeds when such proceeds become payable as a result of the sole surviving Annuitant’s Death or the first death of an Owner who is also an Annuitant. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the EEG Amount is called the GEE Amount in your Contract’s Rider.

The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	40% of Earnings, or

•	40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of:

•	25% of Earnings, or

•	25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.

For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

(a)	If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

•	the Initial Purchase Payments, plus

•	any additional Purchase Payments added, minus

•	the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

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(b)	If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

•	the Contract Value on the Effective Date, plus

•	any additional Purchase Payments added since the Effective Date of the Rider, minus

•	the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

Once purchased, the Rider will remain in effect until the earlier of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The EEG Rider may not otherwise be cancelled.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract which is qualified pursuant to section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/ designated recipient of the death benefit proceeds (“Add-In Amount”). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. Currently, we are not requiring the 30-day waiting period on partial withdrawals, but we reserve the right to require the 30-day waiting period on partial withdrawals in the future. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals which must be at least $250. It is our current administrative practice to waive these minimum partial withdrawal requirements.

If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial

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withdrawal leaves you with a Net Contract Value of less than $1,000 we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. If your partial withdrawal request is for an amount exceeding the amount available for withdrawal, as described in the Amount Available for Withdrawal section, we have the right, at our option, to terminate your Contract and send you the amount available for withdrawal. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See THE GENERAL ACCOUNT— Withdrawals and Transfers, and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, optional Rider Charges, withdrawal charge, withdrawal transaction fee, and any charge for premium taxes and/or other taxes, and after application of the MVA, if appropriate. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT— Withdrawals and Transfers sections in this Prospectus.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Investments you have allocated to that Subaccount.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% penalty tax if you have not reached age 59 1/2. The GIOs are not available for pre-authorized withdrawals. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT— Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit a Withdrawal Request form or a “lost Contract affidavit” if no Withdrawal Request form is completed.

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

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Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See the FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Investments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See the FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. The amount of your refund may be more or less than the Purchase Payments you’ve made. If you return your Contract, it will be canceled and treated as void from your Contract Date. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges, and any additional amount credited as described in the CHARGES, FEES AND DEDUCTIONS— Waivers and Reduced Charges section in this Prospectus. You would keep the gains or losses on the credited amounts. Thus, an Owner who returns a Contract within the Free Look period also bears the investment risk on any additional amounts credited to the Contract. In some states we are required to refund your Purchase Payments.

For any contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You’ll find a complete description of the Free Look Period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or life insurance policy, our administrative procedures may vary, depending on the state in which your contract is delivered. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

OTHER OPTIONAL RIDERS

Guaranteed Protection Advantage 5 (GPA 5) Rider

If you purchase the GPA 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Adjusted Contract Value (Contract Value less any Guaranteed Income Option Value) is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the

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Adjusted Contract Value, on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Adjusted Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term and allocated to the Variable Investment Options, and/or the DCA Plus Fixed Option, and

(c)	is a pro rata adjustment for withdrawals made from the Variable Investment Options, and/or the DCA Plus Fixed Option during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Adjusted Contract Value immediately prior to the withdrawal.

For purposes of determining the Adjusted Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Adjusted Contract Value is equal to the portion of the initial Purchase Payment allocated to the Variable Investment Options, and/or the DCA Plus Fixed Option. If the Effective Date of the Rider is a Contract Anniversary, the Adjusted Contract Value is equal to the Adjusted Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA 5 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Adjusted Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on the Contract Anniversary.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 30 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Adjusted Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

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•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

The Guaranteed Protection Charge (“GPA 5 Charge”) may change if you elect a Step-Up, but it will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Guaranteed Income Advantage Plus (GIA Plus) Rider

If you purchase the optional GIA Plus Rider (subject to state availability), you may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least ten (10) years from its Effective Date. If you choose the GIA Plus Annuity Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back eight (8) years.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Annuity Payments – The annuity payments that may be elected under the GIA Plus Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	20 years or more Period Certain.

The Rider contains annuity tables for each GIA Plus Annuity Option available.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

•	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option,

•	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

•	charges for premium taxes and/or other taxes.

If you elect the GIA Plus Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. (See the CHARGES, FEES AND DEDUCTIONS—Withdrawal Charge section in this Prospectus)

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Initial Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.

The initial values are determined on the Rider Effective Date as follows:

•	if this Rider is effective on the Contract Date, the Guaranteed Income Base and GIA Plus Withdrawal Base are equal to the initial Purchase Payment.

•	if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base and GIA Plus Withdrawal Base are equal to the Contract Value on that day.

•	the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

•	the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

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The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.

Subsequent Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:

Guaranteed Income Base – On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

•	the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

•	Purchase Payments received by us on that day, less

•	adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.

However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

•	the GIA Plus Withdrawal Amount for that Contract Year, and

•	any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

•	the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

•	the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

•	the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

•	Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

•	the day this Rider terminates.

GIA Plus Withdrawal Base – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

•	the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

•	the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.

GIA Plus Step-Up Value – On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

•	the GIA Plus Step-Up Value as of the prior day, plus

•	Purchase Payments received by us on that day, less

•	adjustment for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.

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On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

•	the Contract Value as of that Contract Anniversary, or

•	the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.

The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals since that anniversary.

Partial Conversion of Net Contract Value for Annuity Payments – If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at any time before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value. A withdrawal charge may also apply.

Limitation on Subsequent Purchase Payments – For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the first (1st) Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Sample Calculations – Hypothetical sample calculations are in the attached APPENDIX C: GUARANTEED INCOME ADVANTAGE PLUS RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. They are not intended to serve as projections of future investment returns.

Guaranteed Income Advantage 5 (GIA 5) Rider

If you purchase the optional GIA 5 Rider (subject to state availability), you may choose any of the Annuity Options described in your Contract, or you may choose the GIA 5 Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up date. You must choose fixed annuity payments under this GIA 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA 5 Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, adjusted for any Market Value Adjustment, less

•	any applicable withdrawal charge resulting from the conversion to the GIA 5 Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchase the GIA 5 Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income

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Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals,

•	or adjustments for transfers made from a Guaranteed Interest Option (GIOs).

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge and any Market Value Adjustment, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday,

•	or the day the GIA 5 Rider terminates.

The GIA 5 Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the GIA 5 Rider,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If the Owner dies while the Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Election of Step-Up – On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Guaranteed Income Advantage Charge (“GIA 5 Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA 5 Charge will never exceed the GIA 5 Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum Charge of 0.75%. If the Guaranteed Income Base is never stepped-up, the GIA 5 Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

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Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage 5 (GIA 5) Annuity Option

The annuity payments that may be elected under the GIA 5 Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.

If you elect the GIA 5 Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA 5 Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA 5 Annuity Option available.

Income Access Plus Rider

If you purchase the Income Access Plus Rider (subject to state availability), on any day this Rider allows for withdrawals up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on any Contract Anniversary beginning with the third (3rd) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If your Contract is qualified and you are required to take minimum distributions, your Required Minimum Distribution amounts may be greater than the Protected Payment Amounts provided for under this Rider, which will create adverse consequences on the Rider.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Income Access Plus Terms

Protected Payment Amount – The maximum amount that can be withdrawn each Contract year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date – Any Contract Anniversary beginning with the third (3rd) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

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Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Subsequent Purchase Payments – If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Income Access Credit – On each Contract Anniversary after the Rider Effective Date or the most recent Reset Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is prior to the sixth (6th) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless you elect to reset the Remaining Protected Balance.

Income Access Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income.

Withdrawal of Protected Payment Amount – While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal exceeds the Protected Payment Amount immediately prior to that withdrawal, we will adjust the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal, to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount.

A withdrawal may not exceed the amount available for withdrawal under the Contract if such withdrawal would exceed the Protected Payment Amount.

55

If a withdrawal does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero. The payments will be made under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Election to Reset Remaining Protected Balance – You may, on any Contract Anniversary beginning with the third (3rd) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, elect to reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.

The annual Charge percentage may change if you elect to reset the Remaining Protected Balance. However, the annual Charge percentage will never exceed the annual Charge percentage then in effect for new issues of this same Rider. If we are no longer issuing this Rider, any change in the annual Charge percentage will not result in an annual Charge percentage that exceeds the maximum annual Charge percentage. (See CHARGES, FEES and DEDUCTIONS— Income Access Plus Rider)

On each Reset Date and after any Income Access Credit is applied, we will set the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of the Reset Date.

The election to reset the Remaining Protected Balance must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the reset is effective. Your election to reset the Remaining Protected Balance may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and Income Access Credit. We will provide you with written confirmation of your election.

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credits, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date.

Sample Calculations – Hypothetical sample calculations are in the attached APPENDIX D: INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

Income Access Rider

If you purchase the Income Access Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider allows for withdrawals from the Contract of up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance is reduced to zero.

The Income Access Rider also provides that if, on any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Income Access Rider, the Contract Value is greater than the Remaining Protected Balance, you may elect to Step-Up (increase) the Remaining Protected Balance to an amount equal to 100% of the Contract Value.

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For purposes of the Income Access Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under the Income Access Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. If your Contract is qualified and you are required to take minimum distributions, your Required Minimum Distribution amounts may be greater than the Protected Payment Amounts provided for under this Rider, which will create adverse consequences on the Rider.

The initial Protected Payment Base and initial Remaining Protected Balance are equal to:

•	your Initial Purchase Payment, if the Effective Date of the Rider is on a Contract Date, or

•	the Contract Value, if the Effective Date of the Rider is on a Contract Anniversary.

The initial Protected Payment Amount is equal to 7% of the initial Protected Payment Base.

Once these initial amounts are established, the Protected Payment Base and Protected Payment Amount will remain unchanged, provided no additional Purchase Payments are received after the Effective Date of the Rider, the total amount withdrawn each Contract Year does not exceed the Protected Payment Amount and the Remaining Protected Balance is greater than 7% of the Protected Payment Base at each Contract Anniversary.

Example #1—Initial Values on the Effective Date based on an initial Purchase Payment of $100,000

Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of the Income Access Rider, we reserve the right to restrict additional Purchase Payments. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Example #2—Additional Purchase Payment received after the Effective Date of the Rider but within the same Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions and increases and/or decreases in the investment performance of the Variable Account.

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While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year without any adjustment to the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Withdrawals may be taken in a lump sum, in multiple withdrawals or in a series of pre-authorized withdrawals within the Contract Year.

Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Example #3—Cumulative withdrawals during the second Contract Year not exceeding the Protected Payment Amount established for that Contract Year.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

Activity		$8,400	$110,600			$111,600

Beginning of Year 3				$120,000	$8,400	$111,600

Under the terms and conditions of your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will reset the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

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Example #4—Cumulative withdrawals during the third Contract Year exceeding the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Activity	$20,000		$122,000	$120,000		$120,000

Beginning of Year 2				$120,000	$8,400	$120,000

Activity		$8,400	$110,600			$111,600

Beginning of Year 3				$120,000	$8,400	$111,600

Activity (Withdrawal)		$8,400	$103,600			$103,200

Activity (Withdrawal)		$5,000	$94,000	$94,000		$94,000

Beginning of Year 4				$94,000	$6,580	$94,000

Because the $5,000 withdrawal causes the cumulative withdrawals to exceed the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of (a) the Contract Value immediately after the withdrawal ($94,000); or, (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount ($103,200 - $5,000 = $98,200).

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

If, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

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You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the day of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the Annuity Date.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provision of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

Optional Step-Up in the Remaining Protected Balance

On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of the Rider and before the Annuity Date, you may elect to Step-Up the Remaining Protected Balance to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Income Access Charge may change if you elect a Step-Up, but will never exceed the Income Access Charge then being charged for this same benefit under newly issued riders. If you do not elect the optional Step-Up, the Income Access Charge on the Effective Date of the Rider will remain unchanged.

Your request for a Step-Up must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

On each Step-Up Date, we will:

(a)	reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value on the Step-Up Date;

(b)	reset the Protected Payment Base to an amount equal to the reset Remaining Protected Balance; and

(c)	reset the Protected Payment Amount to equal 7% of the reset Protected Payment Base.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Your election to Step-Up the Remaining Protected Balance may result in a reduction in the Protected Payment Base and Protected Payment Amount.

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Example #5—A Step-Up in the Remaining Protected Balance at the Beginning of Contract Year 7 (Step-Up Date). This example further assumes that cumulative withdrawals for Contract Years 4, 5 and 6 do not exceed the Protected Payment Amount and no additional Purchase Payments are made during these Contract Years.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 4				$94,000	$6,580	$94,000

Activity (Withdrawal)		$6,580				$87,420

Beginning of Year 5				$94,000	$6,580	$87,420

Activity (Withdrawal)		$6,580				$80,840

Beginning of Year 6				$94,000	$6,580	$80,840

Activity (Withdrawal)		$6,580				$74,260

Beginning of Year 7 (Balances immediately before the Step-Up)			$85,000	$94,000	$6,580	$74,260

Activity (Step-Up effected)

Beginning of Year 7 (Balances immediately after the Step-Up)			$85,000	$85,000	$5,950	$85,000

Because the Contract Value ($85,000) on the Step-Up Date is greater than the Remaining Protected Balance ($74,260) (see balances immediately before the Step-Up), the Step-Up election: (a) resets the Remaining Protected Balance to equal the Contract Value; (b) resets the Protected Payment Base to equal the reset Remaining Protected Balance, resulting in a reduction in the Protected Payment Base; and (c) resets the Protected Payment Amount to equal 7% of the reset Protected Payment Base ($85,000 × 7% = $5,950), resulting in a reduction in the Protected Payment Amount (see balances immediately after the Step-Up).

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PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2004, we had over $174.1 billion of individual life insurance in force and total admitted assets of $68.5 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, whose registered representatives are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Pacific Select Fund or the JPMorgan Investment Trust. Investment in each Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectuses and the SAIs for Pacific Select Fund or the JPMorgan Investment Trust for more information.

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FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

The information in the table for each of the four years in the period ended December 31, 2004 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2004.

			Number of
	AUV at	AUV at	Subaccount Units
Variable Account	Beginning of Year	End of Year	Outstanding at End

Blue Chip[1]

2004	$7.25	$7.48	51,260,881

2003	$5.86	$7.25	31,559,184

2002	$8.03	$5.86	22,722,046

2001	$10.00	$8.03	19,099,383

2000	N/A	N/A	N/A

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Aggressive Growth[1]

2004	$7.57	$8.35	1,460,783

2003	$6.06	$7.57	1,264,292

2002	$7.91	$6.06	1,134,413

2001	$10.00	$7.91	2,897,951

2000	N/A	N/A	N/A

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Financial Services[1]

2004	$9.79	$10.50	1,562,344

2003	$7.70	$9.79	1,840,157

2002	$9.14	$7.70	1,548,005

2001	$10.00	$9.14	1,422,507

2000	N/A	N/A	N/A

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Diversified Research[2]

2004	$10.19	$11.17	10,034,904

2003	$7.79	$10.19	7,873,097

2002	$10.42	$7.79	6,114,378

2001	$10.87	$10.42	6,018,484

2000	$10.00	$10.87	4,671,588

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Equity

2004	$13.03	$13.51	6,775,555

2003	$10.63	$13.03	8,404,200

2002	$14.66	$10.63	10,210,779

2001	$19.01	$14.66	13,689,954

2000	$25.76	$19.01	17,310,865

1999	$18.85	$25.76	13,292,054

1998	$14.68	$18.85	6,695,038

1997	$12.59	$14.68	1,983,738
1996	$10.00	$12.59	453,223

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			Number of
	AUV at	AUV at	Subaccount Units
Variable Account	Beginning of Year	End of Year	Outstanding at End

Technology[1]

2004	$4.33	$4.43	3,627,047

2003	$3.08	$4.33	5,548,736

2002	$5.82	$3.08	1,469,954

2001	$10.00	$5.82	2,183,699

2000	N/A	N/A	N/A

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Short Duration Bond[3]

2004	$10.00	$9.98	32,486,812

2003	$10.00	$10.00	19,757,550

2002	N/A	N/A	N/A

2001	N/A	N/A	N/A

2000	N/A	N/A	N/A

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Concentrated Growth[4,5]

2004	$3.74	$4.16	3,673,368

2003	$2.65	$3.74	4,344,526

2002	$4.38	$2.65	4,114,478

2001	$6.72	$4.38	4,719,596

2000	$10.00	$6.72	5,473,395

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Growth LT

2004	$19.23	$20.93	19,218,217

2003	$14.55	$19.23	20,743,661

2002	$20.78	$14.55	23,921,217

2001	$29.92	$20.78	28,200,043

2000	$38.74	$29.92	32,677,987

1999	$19.84	$38.74	24,739,519

1998	$12.71	$19.84	10,966,264

1997	$11.61	$12.71	3,826,332

1996	$10.00	$11.61	950,317

Focused 30[6]

2004	$6.87	$7.78	1,986,498

2003	$4.90	$6.87	2,154,453

2002	$7.03	$4.90	1,415,371

2001	$8.23	$7.03	1,899,802

2000	$10.00	$8.23	1,969,500

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Health Sciences[1]

2004	$8.68	$9.20	2,232,443

2003	$6.88	$8.68	2,411,291

2002	$9.10	$6.88	1,927,951

2001	$10.00	$9.10	2,092,867

2000	N/A	N/A	N/A

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Mid-Cap Value[7]

2004	$15.33	$18.91	17,849,133

2003	$12.05	$15.33	15,530,678

2002	$14.28	$12.05	13,782,090

2001	$12.78	$14.28	16,063,739

2000	$10.38	$12.78	11,314,553

1999	$10.00	$10.38	3,539,541

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

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			Number of
	AUV at	AUV at	Subaccount Units
Variable Account	Beginning of Year	End of Year	Outstanding at End

International Value

2004	$11.58	$13.30	34,524,133

2003	$9.20	$11.58	30,099,302

2002	$10.83	$9.20	25,388,618

2001	$14.06	$10.83	27,830,940

2000	$16.10	$14.06	34,358,474

1999	$13.29	$16.10	30,366,865

1998	$12.76	$13.29	15,066,242

1997	$11.84	$12.76	5,292,436

1996	$10.00	$11.84	1,312,817

Capital Opportunities[1]

2004	$7.54	$8.38	8,992,628

2003	$6.01	$7.54	6,855,490

2002	$8.33	$6.01	5,371,607

2001	$10.00	$8.33	4,987,959

2000	N/A	N/A	N/A

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

International Large-Cap[2]

2004	$6.52	$7.62	50,869,146

2003	$5.06	$6.52	35,516,195

2002	$6.24	$5.06	22,629,241

2001	$7.74	$6.24	24,033,715

2000	$10.00	$7.74	16,119,405

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Equity Index

2004	$17.74	$19.35	15,189,817

2003	$14.02	$17.74	17,845,729

2002	$18.32	$14.02	22,509,470

2001	$21.14	$18.32	26,521,065

2000	$23.64	$21.14	24,504,075

1999	$19.88	$23.64	28,123,841

1998	$15.69	$19.88	15,518,412

1997	$11.97	$15.69	4,460,482

1996	$10.00	$11.97	751,175

Small-Cap Index[7]

2004	$12.60	$14.64	16,188,857

2003	$8.72	$12.60	10,202,069

2002	$11.22	$8.72	7,440,682

2001	$11.19	$11.22	4,911,139

2000	$11.77	$11.19	5,321,131

1999	$10.00	$11.77	3,538,845

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Fasciano Small Equity[8]

2004	$9.43	$11.07	5,931,001

2003	$7.19	$9.43	8,264,479

2002	$9.73	$7.19	9,119,281

2001	$11.92	$9.73	9,654,622

2000	$15.31	$11.92	12,691,264

1999	$12.19	$15.31	11,134,505

1998	$10.92	$12.19	5,808,703

1997	$10.67	$10.92	1,711,363

1996	$10.00	$10.67	387,987

Small-Cap Value[3]

2004	$12.57	$15.43	8,430,203

2003	$10.00	$12.57	5,534,329

2002	N/A	N/A	N/A

2001	N/A	N/A	N/A

2000	N/A	N/A	N/A

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

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			Number of
	AUV at	AUV at	Subaccount Units
Variable Account	Beginning of Year	End of Year	Outstanding at End

Multi-Strategy

2004	$16.16	$17.49	7,741,361

2003	$13.29	$16.16	8,902,854

2002	$15.50	$13.29	9,863,550

2001	$15.91	$15.50	12,389,066

2000	$16.01	$15.91	12,843,499

1999	$15.17	$16.01	12,744,327

1998	$13.01	$15.17	8,073,603

1997	$11.03	$13.01	1,803,504

1996	$10.00	$11.03	294,936

Main Street® Core

2004	$14.77	$15.96	20,629,181

2003	$11.80	$14.77	18,715,733

2002	$16.71	$11.80	15,878,510

2001	$18.60	$16.71	20,507,327

2000	$20.22	$18.60	32,058,370

1999	$18.10	$20.22	26,156,874

1998	$14.78	$18.10	14,764,834

1997	$11.66	$14.78	4,189,318

1996	$10.00	$11.66	743,123

Emerging Markets

2004	$9.20	$12.21	12,432,989

2003	$5.54	$9.20	8,155,010

2002	$5.79	$5.54	6,797,735

2001	$6.43	$5.79	7,852,984

2000	$10.14	$6.43	8,225,853

1999	$6.70	$10.14	6,758,343

1998	$9.28	$6.70	3,975,851

1997	$9.57	$9.28	1,342,086

1996	$10.00	$9.57	240,607

Managed Bond

2004	$15.47	$16.08	38,985,692

2003	$14.77	$15.47	36,605,225

2002	$13.50	$14.77	43,039,670

2001	$12.76	$13.50	50,452,819

2000	$11.60	$12.76	42,510,009

1999	$11.99	$11.60	31,653,501

1998	$11.14	$11.99	16,897,325

1997	$10.27	$11.14	4,434,069

1996	$10.00	$10.27	742,041

Inflation Managed

2004	$15.72	$16.88	30,117,055

2003	$14.73	$15.72	22,549,588

2002	$12.94	$14.73	21,334,549

2001	$12.58	$12.94	13,897,811

2000	$11.41	$12.58	17,179,920

1999	$11.80	$11.41	13,720,231

1998	$10.95	$11.80	4,543,208

1997	$10.14	$10.95	1,506,839

1996	$10.00	$10.14	673,682

Money Market

2004	$12.31	$12.26	11,742,695

2003	$12.39	$12.31	15,188,588

2002	$12.39	$12.39	25,520,134

2001	$12.10	$12.39	31,599,970

2000	$11.55	$12.10	33,992,524

1999	$11.16	$11.55	27,967,969

1998	$10.75	$11.16	14,823,792

1997	$10.36	$10.75	3,041,495

1996	$10.00	$10.36	1,478,808

High Yield Bond

2004	$13.06	$14.09	14,333,751

2003	$11.01	$13.06	16,221,664

2002	$11.51	$11.01	11,757,291

2001	$11.52	$11.51	11,510,008

2000	$12.13	$11.52	11,695,713

1999	$11.95	$12.13	11,078,968

1998	$11.83	$11.95	7,396,859

1997	$10.96	$11.83	2,702,260

1996	$10.00	$10.96	630,637

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			Number of
	AUV at	AUV at	Subaccount Units
Variable Account	Beginning of Year	End of Year	Outstanding at End

Large-Cap Value[7]

2004	$11.67	$12.65	47,338,448

2003	$9.02	$11.67	33,234,833

2002	$11.87	$9.02	26,065,399

2001	$12.49	$11.87	25,206,629

2000	$10.99	$12.49	9,783,552

1999	$10.00	$10.99	5,648,927

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Comstock[6]

2004	$8.62	$9.95	16,380,784

2003	$6.65	$8.62	10,427,793

2002	$8.66	$6.65	2,123,576

2001	$9.75	$8.66	2,178,943

2000	$10.00	$9.75	1,347,212

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Mid-Cap Growth[1]

2004	$5.38	$6.45	6,126,356

2003	$4.18	$5.38	5,358,589

2002	$8.01	$4.18	3,482,177

2001	$10.00	$8.01	2,269,327

2000	N/A	N/A	N/A

1999	N/A	N/A	N/A

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

Real Estate[7]

2004	$18.42	$25.00	5,868,266

2003	$13.58	$18.42	5,325,725

2002	$13.82	$13.58	4,924,295

2001	$12.91	$13.82	4,618,797

2000	$9.86	$12.91	4,442,265

1999	$10.00	$9.86	1,859,366

1998	N/A	N/A	N/A

1997	N/A	N/A	N/A

1996	N/A	N/A	N/A

JPMorgan Investment Trust Bond[9]

06/10/2004 – 12/31/2004	$10.00	$10.40	3,092,458

JPMorgan Investment Trust Equity Index[9]

06/10/2004 – 12/31/2004	$10.00	$10.66	21,227

JPMorgan Investment Trust Diversified Equity[9]

06/10/2004 – 12/31/2004	$10.00	$10.55	6,598

JPMorgan Investment Trust Mid Cap Value[9]

06/10/2004 – 12/31/2004	$10.00	$11.02	1,147,502

JPMorgan Investment Trust Large Cap Growth[9]

06/10/2004 – 12/31/2004	$10.00	$10.44	2,815,554

JPMorgan Investment Trust Mid Cap Growth[9]

06/10/2004 – 12/31/2004	$10.00	$10.66	8,104

[1]	This Subaccount began operations on January 2, 2001.

[2]	This Subaccount began operations on January 3, 2000.
[3]	This Subaccount began operations on May 1, 2003.
[4]	This Subaccount began operations on May 1, 2000.

[5]	Formerly called I-Net TollkeeperSM.

[6]	This Subaccount began operations on October 2, 2000.

[7]	This Subaccount began operations on January 4, 1999.

[8]	Formerly called Aggressive Equity.

[9]	This Subaccount began operations on June 10, 2004.

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FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund’s SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the

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portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled,

•	in the form of level annuity payments under a lifetime annuity, or

•	any distributions that are a part of a series of substantially equal periodic payments made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see the Taxes Payable on Annuity Payments section).

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Taxes Payable on Optional Riders

It is our understanding that the charges relating to any optional death benefit rider are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any optional death benefit rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may not invest in life insurance contracts. However, a Contract that is used as an IRA may provide for a death benefit that equals the greater of the Purchase Payments made and the Contract Value.

Section 401 plans, section 403(b), 457(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by the optional death benefit riders are not incidental.

To the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

The Contract offers various optional death benefits riders that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although, we believe that these regulations do not prohibit the optional death benefit riders from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with an optional death benefit rider, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax advisor before deciding to purchase any optional death benefit rider in connection with any IRA Contract.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

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Any amount payable upon the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. It’s important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. The other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among investment options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions

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may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

•	distributions that are part of a series of substantially equal periodic payments made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

•	certain higher education expenses,

•	used to pay for certain health insurance premiums or medical expenses, and

•	costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your Traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plans”) is a type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual’s employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA will be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required two year waiting period.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/ Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities (“TSAs”)

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees. Investments made on Contracts purchased for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to

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a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

Section 457(b) Non-Qualified Deferred Compensation Plans

Government Entity

Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan. The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to the 10% penalty in distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.

Not-For-Profit

Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise, loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

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Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” To make this transfer, we will transfer amounts proportionately from your Investment Options, in accordance with the Loan Agreement. Your GIO Value is not available to secure your loan.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is considered a transfer under the transfer limitations as stated in the HOW YOUR INVESTMENTS ARE ALLOCATED—Transfers and Market-timing Restrictions section in this Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value,

•	100% of your Contract Value excluding your GIO Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.

If you purchase the GPA 5, GIA Plus, GIA 5, Income Access Plus or the Income Access Riders, there may be adverse consequences to taking a loan while these Riders are in effect. If you have an existing loan on your Contract, you should carefully consider whether these Riders are appropriate for you.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

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Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of the loan will be five years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on those contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are

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appropriate to maintain such tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than one year and to the receipt of qualifying dividends by individuals is generally 15% (5% for lower-income individuals). In contrast, an ordinary income tax rate of up to 35% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity may be subject to a penalty tax equal to 10% of the taxable portion, although exceptions to the penalty tax may apply (see the WITHDRAWALS— Tax Consequences of Withdrawals section in this Prospectus).

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. If you surrender your Contract and your Net Contract Value is less than the aggregate of your Investments in the Contract (reduced by any previous non-taxable distributions), there may be a

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deductible ordinary income loss, although the deduction may be limited. Consult with your tax adviser regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Pacific Select Fund and JPMorgan Investment Trust shareholders’ meetings. However, our current interpretations of applicable law require us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to or from joint Contract ownership is considered a

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transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner or Contingent Owner. A Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners.

If your Contract is Qualified under Internal Revenue Code Sections 401(a) or 457, the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Internal Revenue Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See the RETIREMENT BENEFITS AND OTHER PAYOUTS— Selecting Your Annuitant section in this Prospectus. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits proceeds under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents in proper form at our Service Center and record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded.

Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Section 401 and 457(b) to name the Plan as Beneficiary. If you leave no surviving Beneficiary, your estate may receive any death benefit proceeds under your Contract.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Pacific Select Fund and/or the JPMorgan Investment Trust or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by

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applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	add or change designated investment companies or their portfolios, or other investment vehicles;

•	add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Investment Option;

•	permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

•	add, remove or combine Variable Investment Options;

•	combine the assets of any Variable Investment Option with any other of our separate accounts or of any of our affiliates;

•	register or deregister Separate Account A or any Variable Investment Option under the 1940 Act;

•	operate any Variable Investment Option as a managed investment company under the 1940 Act, or any other form permitted by law;

•	run any Variable Investment Option as under the direction of a committee, board, or other group;

•	restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Investment Option;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities;

•	suspend or discontinue sale of the Contracts; and

•	comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 7187
Pasadena, California 91109-7187

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company
P.O. Box 100060
Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life Insurance Company
1111 South Arroyo Parkway, Suite 205
Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct

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mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will normally be effective at the end of the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide Prospectuses, statements, and other Information (“documents”) electronically by so indicating on the application, via telephone, or by sending us Instructions in writing in a form acceptable to us to receive such documents electronically. You must provide us with a current

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and active e-mail address and have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying Pacific Life promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For withdrawals or transfers (including amounts for loans) from any fixed option, death benefit payments attributable to any fixed option value, or fixed periodic annuity payments, payment of proceeds may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT and the APPENDIX A: STATE LAW VARIATIONS sections of this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, GIO renewals, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under DCA Plus Fixed Option or GIO, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to the broker-dealer that solicits applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts. The broker-dealer may receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, the broker-dealer that solicits applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length

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of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.25%, an annual basis, of the Account Value considered in connection with the trail commission.

In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the Contracts by the broker-dealer. Such additional compensation may give us greater access to registered representatives of the broker-dealer that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Contracts.

The compensation described in this section and in the SAI, and other compensation or benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Contract over other investment options available in the marketplace. You may ask your registered representative about these conflicts of interest, how he/ she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may help pay for conferences or meetings sponsored by us or PSD relating to management of the Portfolios and our variable annuity products.

Please refer to the SAI for additional details on Distribution Arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into a supplemental payment agreement with Banc One Investment Advisors Corporation (“BOIA”) under which BOIA pays us on a monthly basis for certain administrative and other services, including, but not limited to, certain communications and support services. The fee is based on an annual percentage of .30% of average daily net assets of each JPMorgan Investment Trust Portfolio purchased by us at Contract Owners’ instructions, except the fee for the JPMorgan Investment Trust Equity Index Portfolio is based on an annual percentage of average daily net assets as follows: ..10% on the first $50 million in assets; .15% on the next $50 million in assets; and .20% on assets in excess of $100 million.

American Funds Insurance Series® pays Pacific Select Distributors, Inc. (“PSD”) at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the Growth-Income and Growth Master Funds (“Master Funds”) attributable to variable life insurance and variable annuity contracts issued by us and our affiliate for certain distribution-related services to the Funds. PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premium payments attributable to the Master Funds for certain marketing assistance.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

The statements of assets and liabilities of Separate Account A as of December 31, 2004 and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2004. Pacific Life’s consolidated financial statements as of December 31, 2004 and 2003 and for each

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of the three years in the period ended December 31, 2004 are contained in the Statement of Additional Information.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in any fixed option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to any fixed option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may choose among the following fixed options: the DCA Plus Fixed Option when you use the DCA Plus program, or the Guaranteed Interest Options with three available Guarantee Terms: three-year, six-year and ten-year. Each is described below.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

DCA Plus Fixed Option

Before your Annuity Date, you can allocate all or some of your Investment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amount to the DCA Plus Fixed Option from any other Investment Option. All Investments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The DCA Plus Fixed Option Value on any Business Day is the DCA Plus Fixed Option Value on the prior Business Day, increased by any additions to the DCA Plus Fixed Option on that day as a result of any:

•	interest, plus

•	Purchase Payments received by us then allocated to the DCA Plus Fixed Option, plus

•	any additional amounts allocated to the DCA Plus Fixed Option,

and decreased by any deductions from the DCA Plus Fixed Option on that day as a result of any;

•	transfers, including transfers to the Loan Account,

•	withdrawals, including any applicable withdrawal charges,

•	fees for withdrawals and/or transfers,

•	amounts applied to provide an annuity,

•	annual fees,

•	charges for premium taxes and/or other taxes, and

•	proportionate reductions for annual charges for expenses relating to optional benefit riders attached to the Contract.

Unless you instruct us otherwise, on your Annuity Date any net amount converted from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account (but not under the DCA Plus Fixed Option).

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Subject to our minimum requirements, the Net Contract Value, less any charges for premium taxes and/or other taxes, when converted, will be converted as follows:

•	the net amount from the DCA Plus Fixed Option Value will be converted to a fixed annuity and held in our General Account, and

•	the net amount from the Variable Account Value will be applied to a variable annuity and applied to the Subaccounts in proportion to the Account Value in each Subaccount on the Annuity Date.

The DCA Plus program will automatically terminate at the end of your DCA Plus Guarantee Term, or upon the earliest of:

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated, or

•	the Annuity Date.

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements. You can choose a Guarantee Term of up to one year from the duration options then currently offered by us.

You can have only one DCA Plus program in effect at any given time. DCA Plus cannot be used concurrently with our dollar cost averaging program. Further the DCA Plus is not available for use with any of our other systematic transfer programs; i.e., portfolio rebalancing or earnings sweep.

We reserve the right to change the terms and conditions of the DCA Plus program, but not a DCA Plus program you already have in effect.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to any fixed option in the General Account, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to ten years. Any fixed option offers a separate Guaranteed Interest Rate and Guarantee Term. Guarantee Terms will be offered at our discretion. Presently, we offer Guarantee Terms of up to one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs. You should specify the DCA Plus Fixed Option and/or GIO(s) into which you want us to allocate your Purchase Payments or Contract Value, if any. Each allocation to a GIO must be at least $500.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

DCA Plus Fixed Option

The day that the first Investment allocation is made to the DCA Plus Fixed Option will begin the Guarantee Term. You can choose a Guarantee Term of up to one year. Currently, we offer Guarantee Terms of 6 or 12 months with 6 or 12 monthly transfers, respectively. On the same day of each month thereafter, we will transfer to the Variable Investment Options you select an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guarantee Term.

Example: On May 1, you submit a $10,000 Investment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00% with a Guarantee Term of 6 months. One June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 (10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is $8,367.93. On July 1, your DCA Plus Fixed Option has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

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During the Guarantee Term, you can allocate all or a part of any additional Investments to the DCA Plus Fixed Option. Additional allocations must be at least $250. Each additional allocation will be transferred to the Variable Investment Options you select over the remaining Guarantee Term. Transfers will be made from the DCA Plus Fixed Option Value attributed to the oldest Investment allocation and each subsequent investment in the order received.

Example: (using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

Guaranteed Interest Options

Subject to state availability, each allocation (or rollover) you make to a GIO receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of the Guarantee Term. For each GIO, at the end of its Guarantee Term, we will roll over that portion of your Account Value on that day into a new GIO with a Guarantee Term of the same length and at the then current Guaranteed Interest Rate corresponding to that Guarantee Term, unless, within thirty days after the end of the Guarantee Term you instruct us otherwise (see End of GIO Guarantee Term below). However, if the last day of this new Guarantee Term would occur after the Annuity Date, we will roll over that portion of your Account Value into the longest Guarantee Term, if any, that ends prior to the Annuity Date, with the corresponding new Guaranteed Interest Rate then in effect. If there is no Guarantee Term that ends before the Annuity Date, we will allocate that portion of your Account Value to the Money Market Subaccount.

Example: On January 1 of year 1, you allocate $1,000 to a GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7%. On August 1, you allocate another $500 to another GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7.5%. On November 1, you allocate $2,000 to a third GIO with a ten-year Guarantee Term at a Guaranteed Interest Rate of 9%. Through December 31, year 3, your first allocation of $1,000 earns 7% interest, and on January 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Through July 31, year 4, your second allocation of $500 earns 7.5% interest, and on August 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Finally, through October 31, year 11, your third allocation of $2,000 earns 9% interest, and on November 1, year 11, a new interest rate will go into effect on this portion of your GIO Value.

End of GIO Guarantee Term

You have thirty days after the last day of the Guarantee Term of a GIO to inform us whether you want to:

•	renew that particular Account Value in a different Guarantee Term at its corresponding Guaranteed Interest Rate in effect for new allocations,

•	transfer all or part of that Account Value to another Investment Option, and/or

•	withdraw all or part of that Account Value.

Any subsequent change to such instructions will be subject to the provisions of the CHARGES, FEES AND DEDUCTIONS section of this Prospectus.

If you instruct us to allocate that portion of your Account Value that was rolled over in the new GIO to a GIO with a different Guarantee Term, we will consider that allocation to be made as of the end of the previous Guarantee Term and will credit interest accordingly. If you instruct us to transfer to a Variable Investment Option or to withdraw that portion of your Account Value in the new GIO, we will effect such transfer or withdrawal as of the day we receive your request. Interest will be credited at the Guaranteed Interest Rate for the time the Account Value was allocated to that GIO. Any amounts that you transfer or withdraw before the last day of the Guarantee Term or after this thirty-day period will be subject to the MVA. All withdrawals made before, during or after this thirty-day period will be subject to any applicable withdrawal charge, withdrawal fee and any charges for premium taxes.

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Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from a fixed option to one or more of the other Investment Options, except that you may not transfer amounts to the DCA Plus Fixed Option. The withdrawal or transfer will access each GIO Term Value proportionately (or you may specify a particular GIO Term Value). Amounts from the oldest GIO within a GIO Term Value will be withdrawn or transferred first. Transfer requests to a GIO will be applied as an allocation to a new GIO. In addition, no partial withdrawal or transfer (other than a monthly transfer under DCA Plus) may be made from a fixed option within 30 days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Amounts transferred or withdrawn from any fixed-rate General Account Investment Option may be delayed, as described under the ADDITIONAL INFORMATION—Timing of Payments and Transactions section of this Prospectus. Any amount delayed, as long as it is held under a fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until the Guarantee Term in effect has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

DCA Plus Fixed Option

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus.

DCA Plus transfers must be made on a monthly basis to the Variable Investment Options. No transfers to the DCA Plus Fixed Option may be made at any time. You cannot choose to transfer other than monthly. Unless otherwise instructed, any additional Investment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent allocation instructions.

If the Owner dies while transfers are being made from the DCA Plus Fixed Option and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, transfers will continue to be made from the DCA Plus Fixed Option to the selected Variable Investment Options, until the Guarantee Term ends.

GIOs

You may make unlimited withdrawals from your GIOs during any Contract Year. Transfers are limited to 25 for each calendar year, as described under the HOW YOUR INVESTMENTS ARE ALLOCATED—Transfers and Market-timing Restrictions section of this Prospectus.

You may not request an allocation or transfer into or renewal of a GIO that has a Guarantee Term that ends after the Annuity Date. If you do not specify a particular GIO Term Value(s), the amount of any transfer or withdrawal will be deducted proportionately from your GIO Term Values, beginning with the oldest GIO within each GIO Term Value. In addition, if as the result of a partial withdrawal or transfer, your Account Value in that GIO is less than $500, we have the right, at our option, to transfer the remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. A GIO cannot participate in any systematic transfer program. In addition, your GIO Value cannot be transferred to the Loan Account to secure any loan made under the Contract.

An MVA is applied to the Account Value of a GIO in order to determine the net amount of the transfer or withdrawal prior to the deduction of any applicable charges or fees. Unless you request a net amount, the amount actually transferred or sent to you equals the amount requested, less any MVA, less any applicable withdrawal charge (based upon the amount requested before the application of the MVA), and less any charges for Annual Fees, transactions, premium taxes and/or other taxes, including any taxes required for withholding.

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The MVA is not applied to:

•	amounts used to pay charges for the Annual Fee, transfer fees, withdrawal fees, and/or premium taxes,

•	the amount of death benefit proceeds,

•	subject to medical evidence satisfactory to us, full or partial withdrawals, after the first Contract Anniversary if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less,

•	Required Minimum Distributions, or

•	transfers, withdrawals, and amounts withdrawn and applied to provide annuity payments from a GIO within the 30 day period following the end of the Guaranteed Term for that GIO.

The formula for calculating the MVA is set forth in Appendix B to this Prospectus, which also contains illustrations of the application of the MVA.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

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TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You’ll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or to a fixed option, or to a GIA.

Annual Fee – A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner – A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share such rights. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, GIO Value, any other Investment Option added to the Contract by rider or endorsement, and the Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option – If you allocate all or part of your investments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the “Guaranteed Interest Rate”), but not less than an annual rate of 3%.

DCA Plus Fixed Option Value – The aggregate of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

GIO Term Value – The aggregate amount under your Contract allocated to all GIOs that have the same length Guarantee Term. The GIO Term Value is based on the original Guarantee Term, not the time remaining in the Guarantee Term. The GIO Term Value is used in determining which GIOs will be accessed when you make a withdrawal or transfer.

GIO Value – The aggregate amount of your Contract Value allocated to all GIOs.

Guarantee Term – The period during which an amount you allocate to any available fixed Investment Option earns a Guaranteed Interest Rate. These terms are up to one-year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs.

Guaranteed Interest Option (“GIO”) – If you allocate all or part of your Investment or Contract Value to one or more GIOs, such amounts are subject to a particular Guaranteed Interest Rate for the Guarantee Term selected. GIO amounts are held in our General Account and are subject to a Market Value Adjustment if annuitized, withdrawn or transferred prior to the end of the Guarantee Term. Each new allocation will receive the Guaranteed Interest Rate then applicable to new allocations for the selected Guarantee Term.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Investment (“Premium Payment”) (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, a fixed option, or any other Investment Option added to your Contract by Rider or Endorsement.

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Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account – The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure Contract Debt.

Market Value Adjustment (“MVA”) – The adjustment made to any amount annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term. This adjustment reflects the impact of changes in applicable interest rates between the time the Purchase Payment(s) and/or Contract Value is allocated to a specific GIO and the time of the annuitization, withdrawal or transfer.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate Portfolio of the Pacific Select Fund or JPMorgan Investment Trust in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Premium Payment”) (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the time of the close of the New York Stock Exchange on that Business Day, which is usually 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX: A

STATE LAW VARIATIONS

YOUR INVESTMENT OPTIONS

Your Fixed Options

For Contracts issued in the states of Oregon and Pennsylvania, the Guaranteed Investment Options (“GIOs”) are not available.

PURCHASING YOUR CONTRACT AND OPTIONAL RIDERS

Making Your Investments (“Purchase Payments”)—Making Additional Investments

For Contracts issued in the state of Alabama on and after July 1, 2003, you may make additional Investments after your initial Investment only during the first Contract Year.

For Contracts issued in the states of Massachusetts and Oregon, you may make additional Investments after your initial Investment only during the first Contract Year.

HOW YOUR INVESTMENTS ARE ALLOCATED

Investing in Variable Investment Options—Calculating Subaccount Unit Values

For Contracts issued in the states of Oregon and Washington, the Net Investment Factor is determined without regard to any per share charge or credit for any income taxes, other taxes, or amounts set aside during that valuation period as a reserve for any income and/or any other taxes for which we determine to have resulted from the operations of the Subaccount or contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments.

Transfers and Market-timing Restrictions—Market-timing Restrictions

For Contracts issued in the states of Connecticut, Massachusetts, Oregon and Utah, we may refuse or limit transfers if it is instructed by the underlying fund managers that frequent or programmed transfers initiated by market timers would be disruptive to the fund and not be in the best interest of all contract owners.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

For Contracts issued in the state of New Jersey, we cannot waive any withdrawal charge on withdrawals to meet required minimum distributions for Qualified Contracts as they apply to amounts held under the Contract.

For Contracts issued in the states of Massachusetts, New Jersey and Texas, we cannot waive any withdrawal charge on full or partial withdrawals if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

Annual Fee

For Contracts issued in the state of Washington, the Annual Fee is $30.00.

Guaranteed Protection Advantage 5 (GPA 5) Annual Charge (Optional Rider)

For GPA 5 Riders issued in the state of New Jersey, in the event the portion of the Guaranteed Protection Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest

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credited in excess of that option’s minimum guaranteed interest rate, the portion of the Guaranteed Protection Charge that exceeds the excess interest amount will be waived.

For GPA 5 Riders issued in the state of Washington, the Guaranteed Protection Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.25% of your Variable Account Value. No portion of the Guaranteed Protection Charge will be deducted from any fixed-rate General Account Investment Option.

Guaranteed Income Advantage Plus (GIA Plus) Annual Charge (Optional Rider)

For GIA Plus Riders issued in the state of New Jersey, in the event the portion of the GIA Annual Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the GIA Annual Charge that exceeds the excess interest amount will be waived.

For GIA Plus Riders issued in the state of Washington, the GIA Annual Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.50% multiplied by the greater of the Guaranteed Income Base or the Variable Account Value. No portion of the GIA Annual Charge will be deducted from any fixed-rate General Account Investment Option.

Guaranteed Income Advantage 5 (GIA 5) Annual Charge (Optional Rider)

For GIA 5 Riders issued in the state of New Jersey, in the event the portion of the GIA 5 Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the GIA 5 Charge that exceeds the excess interest amount will be waived.

For GIA 5 Riders issued in the state of Washington, the GIA 5 Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% multiplied by your Variable Account Value. No portion of the GIA 5 Charge will be deducted from any fixed-rate General Account Investment Option.

Income Access Plus Annual Charge (Optional Rider)

For Income Access Plus Riders issued in the state of New Jersey, in the event the portion of the Income Access Plus Annual Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the Income Access Plus Annual Charge that exceeds the excess interest amount will be waived.

For Income Access Plus Riders issued in the state of Washington, the Income Access Plus Annual Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% multiplied by your Variable Account Value. No portion of the Income Access Plus Annual Charge will be deducted from any fixed-rate General Account Investment Option.

Income Access Annual Charge (Optional Rider)

For Income Access Riders issued in the state of New Jersey, in the event the portion of the Income Access Annual Charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the Income Access Annual Charge that exceeds the excess interest amount will be waived.

For Income Access Riders issued in the state of Washington, the Income Access Annual Charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% multiplied by your Variable Account Value. No portion of the GIA Annual Charge will be deducted from any fixed-rate General Account Investment Option.

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RETIREMENT BENEFITS AND OTHER PAYOUTS

Annuitization

For Contracts issued in the state of New Jersey, there is no minimum Conversion Amount. The Conversion Amount is determined without regard to any market value adjustment.

For Contracts issued in the state of Texas, the Conversion Amount must be at least $2,000.

For Contracts issued in the states of Oregon and Texas, any portion of the Net Contract Value not converted to provide annuity payments on the Annuity Date, may not be used to continue the Contract.

Default Annuity Date and Options

For Contracts issued in the state of New Jersey, the net amount applied to provide annuity payments is not subject to any minimum amount.

For Contracts issued in the state of Texas, the net amount applied to provide annuity payments must be at least $2,000.

Your Annuity Payments—Frequency of Payments

For Contracts issued in the state of Texas, your initial annuity payment must be at least $20.

Your Annuity Payments—Amount of First Payment

For Contracts issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the Contract are based on the age of the payee, without regard to gender.

Death Benefits

For Contracts issued in the states of Minnesota and Oregon, proof of death is defined to mean: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to a finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to us.

Death Benefits—Death Benefit Proceeds

For Contracts issued in the states of Connecticut, North Dakota and West Virginia, interest (at an effective annual rate of 3%) is paid on the death benefit proceeds from the date of death until such proceeds are paid or applied under an Annuity Option.

For Contracts issued in the states of Illinois and North Dakota, death benefit proceeds must be paid not later than two (2) months after our receipt of due proof of death.

For Contracts issued in the state of Montana, if payment of the death benefit proceeds is not made within thirty (30) days after our receipt of proof of death, interest shall be paid on the death benefit proceeds from the 30th day until the date the proceeds are paid or applied under an Annuity Option. The interest rate is the discount rate on 90-day commercial paper in effect at the federal reserve bank in the ninth (9th) federal reserve district at the time of proof of death.

WITHDRAWALS

Optional Withdrawals

For Contracts issued in the state of Maryland, if your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to refuse to make the withdrawal.

For Contracts issued in the state of Texas, if your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option to terminate your Contract and send you the withdrawal proceeds.

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Right to Cancel (“Free Look”)

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state’s Free Look period.

For residents of the state of Arizona sixty-five (65) years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract.

For residents of the state of California sixty (60) years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract.

If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after July 1, 2004, you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

•	We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Money Market Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Money Market Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR INVESTMENTS ARE ALLOCATED—Transfers and Market-timing Restrictions section in the Prospectus.

•	If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Money Market Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you request a transfer of all or any portion of your Contract Value from the Money Market Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

•	We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

•	If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

•	Once you elect this option, it may not be changed.

For Contracts issued in the state of Connecticut, cancellation of the Contract prior to delivery will result in the Contract being void from the beginning and the return of all Purchase Payments received.

For Contracts issued in the states of Idaho and North Dakota, the Free Look period is a 20-day period beginning on the day you receive your Contract.

For Contracts issued in the District of Columbia and in the states of Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, South Carolina, Utah, Virginia, Washington and West Virginia, if the Contract is cancelled within the Free Look period, we are required to return all Purchase Payments received.

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For Contracts issued in the state of Minnesota, if the Contract is cancelled within the Free Look period, the Contract Value will be refunded within ten (10) days of our receipt of the notice of cancellation and the returned Contract.

For Contracts issued in the state of Nebraska, the term “Right to Cancel” is replaced with the term “Right to Void”, wherever such term appears throughout the provisions of the Contract.

For Contracts issued in the state of Oklahoma, if the Contract is cancelled within the Free Look period and we do not return all Purchase Payments received within thirty (30) days from the date of cancellation, we will pay interest on such Purchase Payments as required by Oklahoma law.

OTHER OPTIONAL RIDERS

Guaranteed Income Advantage Plus (GIA Plus) Rider

For GIA Plus Riders issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the rider are based on the age of the payee, without regard to gender.

Guaranteed Income Advantage Plus (GIA Plus) Rider—Annuity Payments

For GIA Plus Riders issued in the states of Florida and Oregon, on the Annuity Date, the net amount applied as a single premium to provide annuity payments under the GIA Annuity Option, will be determined without regard to any remaining withdrawal charges.

Guaranteed Income Advantage Plus (GIA Plus) Rider—Limitation on Subsequent Purchase Payments

For GIA Plus Riders issued in the states of Florida and Oregon, we will not accept any Purchase Payment on and after the first (1st) Contract Anniversary, measured from the Rider Effective Date, that results in the total of all Purchase Payments received after that Contract Anniversary to exceed $100,000.

Guaranteed Income Advantage 5 (GIA 5) Rider

For GIA 5 Riders issued in the state of Georgia, the rider is referred to as the “Guaranteed Income Rider” in the Contract’s rider.

For GIA 5 Riders issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the rider are based on the age of the payee, without regard to gender.

Income Access Plus Rider

For Income Access Plus Riders issued in the state of Pennsylvania, if the Income Access Plus Rider was purchased after your Contract was issued, you may cancel the rider within 10-days beginning on the day you receive the rider by returning the rider to us at our Service Center. Upon our receipt of the returned rider, we will deem the rider void from the beginning and no Income Access Plus Annual Charge will be deducted.

Income Access Rider

For Income Access Riders issued in the states of Connecticut, New Jersey, Oregon and Texas, we cannot restrict additional Purchase Payments.

FEDERAL TAX STATUS

Loans

For Contracts issued in the states of Connecticut, Oregon and Wisconsin prior to February 1, 2005, the loan interest rate for Contracts issued under a Qualified Plan subject to the requirements of Title 1 of ERISA, will be an annual rate, set at the time the loan is made, equal to the higher of 4% or the Moody’s Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor.

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For Contracts issued in the state of Wisconsin prior to February 1, 2005, the interest rate we charge may be increased if the loan interest rate increases by 1/2% or more from that charged in the preceding Contract Year. The interest rate we charge will be decreased if the loan interest rate decreases by 1/2% or more from that charged in the preceding Contract Year.

Loans—Loan Terms

For Contracts issued in the state of New Jersey, the minimum loan amount is $500.

For Contracts issued in the states of Pennsylvania and Vermont, there is no maximum loan amount. However, if the amount of the loan taken exceeds 50% of the Contract Value; or $50,000 less the highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of the loan, you may be subject to a tax penalty or other adverse tax consequences.

ADDITIONAL INFORMATION

Changes to Your Contract

For Contracts issued in the states of Michigan, Oregon, Pennsylvania, South Carolina and Washington, your consent is required for any changes to the Contract, including changes to maintain the Contract’s qualified status.

Inquiries and Submitting Forms and Requests

For Contracts issued in the state of New Jersey, we cannot require that you provide us with signature guarantees for any instruction, request or other document you may send to our Service Center.

Timing of Payments and Transactions

For Contracts issued in the state of West Virginia, amounts withdrawn from any fixed-rate General Account Investment Option may be delayed for up to thirty days after the request is effective.

Confirmations, Statements and Other Reports to Contract Owners

For Contracts issued in the state of Maryland, information shown on the reports to Contract Owners must be for a period ending not more than two (2) months prior to the date of mailing.

For Contracts issued in the state of New Jersey, after the Annuity Date and if annuity payments are made on a variable basis, we will provide you with an annual report that provides a reconciliation of annuity payments, showing the annuity unit values listed by Subaccount.

For Contracts issued in the state of Texas, information shown on the reports to Contract Owners must be for a period ending not more than four (4) months prior to the date of mailing.

THE GENERAL ACCOUNT

General Information

For Contracts issued in the states of Oregon and Pennsylvania, the Guaranteed Interest Options (“GIOs”) are not available.

For Contracts issued in the state of Washington, the DCA Plus Fixed Option is referred to as the “DCA Plus Option” in the Contract’s rider.

Withdrawals and Transfers

For Contracts issued in the state of Maryland, if your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to refuse to make the withdrawal.

For Contracts issued in the state of Texas, if your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option to terminate your Contract and send you the withdrawal proceeds.

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Withdrawals and Transfers—GIOs

For Contracts issued in the states of New Jersey and Texas, the MVA is applied to full or partial withdrawals if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

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APPENDIX B:

MARKET VALUE ADJUSTMENT

The MVA for amounts annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term are based on the following formula:

MVA =	W x [(J - I) x (N/12)] where:

(W)	is the amount to be annuitized, withdrawn or transferred from the GIO.

(J)	is the Guaranteed Interest Rate that would apply, as of the date of transfer, annuitization or withdrawal, to a newly-issued GIO with a Guarantee Term equal to the number of “years remaining” in the Guarantee Term of the GIO from which the annuitization, withdrawal or transfer is to be made, plus 0.25%. (For this purpose, the “years remaining” will be rounded up to the next higher number of whole years. If a Guaranteed Interest Rate is required for a Guarantee Term not currently offered, the Guaranteed Interest Rate will be based on linear interpolation, between the Guaranteed Interest Rates for currently offered Guarantee Terms, if possible. Otherwise, we will determine a substitute Guaranteed Interest Rate that will be no less favorable to you than the then most recent U.S. Treasury Yield for a maturity closest to the “years remaining”, plus 1.0%);

(I)	is the Guaranteed Interest Rate applicable to the GIO; and

(N)	is the number of complete months remaining in the Guarantee Term.

The MVA will never exceed, in the positive or negative direction, the excess interest earned on the GIO from which the annuitization, withdrawal or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned during the current Guarantee Term in excess of 3%, per annum.

Generally, if the Guaranteed Interest Rate currently in effect for the Guarantee Term (I) is lower than (J) as defined above, the MVA will result in a lower amount payable to you. Similarly, if (I) is higher than (J), the MVA will result in a higher amount payable to you. In no event will the MVA reduce interest earned to less than 3% per annum.

MVA EXAMPLES

These assumptions are made in the following examples:

1.	An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

2.	A full withdrawal is requested 2 1/2 years (30 months) from the expiration of the Guarantee Term (i.e., N = 30).

3.	The Account Value for the GIO at the time of the request is $12,061.01. It is assumed that no Contract charges or fees have been applied to this GIO.

4.	If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $11,089.97. The excess interest for this GIO is then $971.04, (i.e. $12,061.01 – $11,089.97).

5.	No transfers or withdrawals have been previously made from this GIO.

Examples of MVAs that Reduce the Withdrawal Amount:

Example A (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 7.5%. “J” is then 7.75% (i.e. 7.50% + 0.25%). Then:

MVA	=	($12,061.01) x [(7.75% - 5.5%) x (30/12)]
	=	$678.43 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value less $678.43. That amount, $11,382.58, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

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Example B (MVA is limited to excess interest)

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 9.0%. “J” is then 9.25% (i.e. 9.00% + 0.25%). Then:

MVA	=	($12,061.01) x [(9.25% - 5.5%) x (30/12)]
	=	$1,130.72 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value less $971.04. That amount, $11,089.97, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Examples of MVAs that Increase the Withdrawal Amount:

Example C (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years

(2 1/2 years rounded up to the next higher whole year) is 3.25%. “J” is then 3.50% (i.e. 3.25% + 0.25%). Then:

MVA	=	($12,061.01) x [(3.50% - 5.5%) x (30/12)]
	=	- $603.05 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value plus $603.05. That amount, $12,664.06, would then be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example D (MVA is limited to excess interest)

To more readily show this example, and to demonstrate a Guaranteed Interest Rate (“J”) based on interpolation, the assumptions for this example have been modified and are as follows:

1.	An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

2.	A full withdrawal is requested 3 1/2 years (42 months) from the expiration of the Guarantee Term (i.e., N = 42).

3.	The Account Value for the GIO at the time of the request is $11,432.24. It is assumed that no Contract charges or fees have been applied to this GIO.

4.	If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $10,766.96. The excess interest for this GIO is then $665.28.

5.	No transfers or withdrawals have been previously made from this GIO.

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years is 3.25%, and also assume that the Guaranteed Interest Rate for a new Guarantee Term of 6 years is 4.0%.

Then the Guaranteed Interest Rate for a Guarantee Term of 4 years (3 1/2 rounded to the next higher whole year) is 3.5%. (That result is determined by interpolation as follows: 3.25% plus (4.0% - 3.25%) x (4 years - 3 years)/ (6 years - 3 years)):

Then “J” is 3.75% (i.e. 3.50% + 0.25%), and:

MVA	=	($11,432.24) x [(3.75% - 5.5%) x (42/12)]
	=	- $700.22 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value plus $665.28. That amount, $12,097.52, would be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

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APPENDIX C:

GUARANTEED INCOME ADVANTAGE PLUS RIDER

SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.

Example #1—The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Remaining
						GIA Plus	GIA Plus	Dollar
	Purchase		Contract	Guaranteed	GIA Plus	Withdrawal	Withdrawal	Amount of
	Payments	Withdrawal	Value after	Income	Step-Up	Base	Amt. (GWA)	Prior
Contract Years	Received	Amount	Activity	Base (GIB)	Value	(GWB)	(5% of GWB)	Year’s GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2—Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,227. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,227 ($101,227 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,727 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.

The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).

The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).

The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

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Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.

Example #3—Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.

Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.

The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.

Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.

Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

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Example #4—Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3: $197,247

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4: + $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3: - $8,000
Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4: $199,109

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.

The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

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Example #5—Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of Prior
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A

2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000

3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000

4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000

5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000

6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000

7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000

8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000

9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000

10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000

11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6—Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of Prior
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A

2	$97,926	$100,000	$97,926	$100,000	$5,000	$0

3	$95,789	$100,000	$95,789	$100,000	$5,000	$0

4	$93,588	$100,000	$93,588	$100,000	$5,000	$0

5	$91,321	$100,000	$91,321	$100,000	$5,000	$0

6	$88,986	$100,000	$88,986	$100,000	$5,000	$0

7	$81,392	$100,000	$83,910	$100,000	$5,000	$0

8	$74,026	$100,000	$78,676	$100,000	$5,000	$0

9	$66,881	$100,000	$73,280	$100,000	$5,000	$0

10	$59,950	$100,000	$67,718	$100,000	$5,000	$0

11	$53,227	$100,000	$61,983	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least ten (10) years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

(a)	the Guaranteed Income Base; or
(b)	the GIA Plus Step-Up Value; less any:

(c)	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option;

103

(d)	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and

(e)	charges for premium taxes and/or other taxes.

Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

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APPENDIX D:

INCOME ACCESS PLUS RIDER

SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.

Example #1—Income Access Credit; No Subsequent Purchase Payments; No Withdrawals; No Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	No withdrawals taken.

•	No reset of the Remaining Protected Balance

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

3			$106,090	$6,000	$112,000	$5,600	$112,000

4			$109,273	$6,000	$118,000	$5,900	$118,000

5			$112,551	$6,000	$124,000	$6,200	$124,000

6			$115,927	$6,000	$130,000	$6,500	$130,000

7			$119,405	$0	$130,000	$6,500	$130,000

8			$122,987	$0	$130,000	$6,500	$130,000

9			$126,677	$0	$130,000	$6,500	$130,000

10			$130,477	$0	$130,000	$6,500	$130,000

11			$134,392	$0	$130,000	$6,500	$130,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 6, an Income Access Credit of $6,000 (6% of initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on each Contract Anniversary up to the Contract Anniversary at the beginning of Contract Year 6. As a result, on the Contract Anniversary at the beginning of Contract Year 6, the Protected Payment Base and Remaining Protected Balance are equal to $130,000 and the Protected Payment Amount is equal to $6,500 (5% of $130,000).

No Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary after the Contract Anniversary at the beginning of Contract Year 6, as no reset in the Remaining Protected Balance was assumed.

105

In addition to the Initial Purchase Payment, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #2—Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $50,000 is received during Contract Year 2.

•	No withdrawals taken.

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

Activity	$50,000		$154,534		$156,000	$7,800	$156,000

3			$156,834	$9,000	$165,000	$8,250	$165,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $50,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $156,000 ($106,000 + $50,000). The Protected Payment Amount after the Purchase Payment is equal to $7,800 (5% of the Protected Payment Base after the Purchase Payment since there are no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 3, an Income Access Credit of $9,000 (6% of Initial Remaining Protected Balance plus 6% of the $50,000 subsequent Purchase Payment) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $165,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $8,250 (5% of the Protected Payment Base on that Contract Anniversary).

106

Example #3—Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	A withdrawal of $5,000 is taken during Contract Year 2.

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

Activity		$5,000	$99,534		$106,000	$300	$101,000

3			$101,016	$0	$106,000	$5,300	$101,000

4			$104,046	$0	$106,000	$5,300	$101,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

(a)	the Protected Payment Base remains unchanged;

(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 - $5,000); and

(c)	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

107

Example #4—Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Two separate withdrawals of $5,000 and $3,000 are taken during Contract Year 2.

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$103,000	$6,000	$106,000	$5,300	$106,000

Activity		$5,000	$99,534		$106,000	$300	$101,000

Activity		$3,000	$97,272		$97,272	$0	$97,272

3			$97,993	$0	$97,272	$4,864	$97,272

4			$100,933	$0	$97,272	$4,864	$97,272

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

(a)	the Protected Payment Base remains unchanged;

(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 - $5,000); and

(c)	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Because the $3,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($3,000 > $300), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are adjusted to the lesser of:

(a)	the Contract Value immediately after the withdrawal ($97,272); or

(b)	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount ($101,000 - $3,000 = $98,000).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $97,272 = $4,864), less cumulative withdrawals during that Contract Year ($8,000), but not less than zero).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

108

Example #5—Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	No withdrawals taken.

•	Reset in the Remaining Protected Balance at the Beginning of Contract Year 4.

Beginning			Contract	Income	Protected	Protected	Remaining
of Contract	Purchase		Value after	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000

2			$110,000	$6,000	$106,000	$5,300	$106,000

3			$121,000	$6,000	$112,000	$5,600	$112,000

4 (Prior to Reset)			$133,100	$6,000	$118,000	$5,900	$118,000

4 (After Reset)			$133,100		$133,100	$6,655	$133,100

5			$146,410	$7,986	$141,086	$7,054	$141,086

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

On the Contract Anniversary at the beginning of Contract Year 4, the Contract Value ($133,100) is greater than the Remaining Protected Balance ($118,000). With the reset in Remaining Protected Balance, the Protected Payment Base and Remaining Protected Balance are set equal to the Contract Value on that Contract Anniversary. As a result, the Protected Payment Amount is equal to $6,655 after the reset.

After the reset in Remaining Protected Balance, eligibility for any Income Access Credit will be based on the most recent Reset Date. That is, an Income Access Credit may be added to the Protected Payment Base and Remaining Protected Balance on up to five additional Contract Anniversaries if certain conditions are met.

The reset in Remaining Protected Balance may result in an increase in the annual Income Access Charge percentage.

The reset in Remaining Protected Balance may also result in a lower Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and Income Access Credit.

109

APPENDIX E:

PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 6, 2005

For Contracts in a Portfolio Optimization Model during the period May 1, 2005 to May 6, 2005

If you select a Portfolio Optimization model, until May 6, 2005 your Purchase Payments or Contract Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 6, 2005, we will automatically update your model to the Portfolio Optimization model allocations shown under the HOW YOUR INVESTMENTS ARE ALLOCATED— Portfolio Optimization section in this Prospectus.

Investor Profile

Model A		Model B		Model C		Model D		Model E

You are looking for a relatively stable investment and require investments that generate some level of income.		Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.		You want the opportunity for long-term moderate growth.		You want an investment that is geared for growth and are willing to accept above average risk.		You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Horizon < -------------------------------------------------------------------------------------------------- > Longer Investment Horizon Investor Objective

Primarily preservation of capital		Moderate Growth		Steady growth in asset values		Moderately high growth in asset values		High growth in asset values

Risk Characteristics

						There will probably		There will probably
There may be some losses in the values of the investment as asset values fluctuate.		There may be some losses in the values of the investment from year to year.		There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.		be some losses in values of the unde investments from y year. Some of thes be large, but the fluctuations in as values should be l than those of the stock market.	the rlying ear to e might overall set ess U.S.	be some losses in values of the unde investments from y year. Some of thes be large, but the fluctuations in as values should be l than those of the stock market.	the rlying ear to e might overall set ess U.S.
Lower Risk < -------------------------------------------------------------------------------------------------- > Higher Risk Asset Class Exposure

Cash	20%	Cash	12%	Cash	5%	Cash	0%	Cash	0%

Bonds	57%	Bonds	45%	Bonds	35%	Bonds	21%	Bonds	4%

Domestic Stocks	18%	Domestic Stocks	32%	Domestic Stocks	44%	Domestic Stocks	58%	Domestic Stocks	68%

International Stocks	5%	International Stocks	11%	International Stocks	16%	International Stocks	21%	International Stocks	28%

Portfolio Optimization Model Allocations as of May 28, 2004

Money Market	15%	Money Market	3%	Short Duration Bond	10%	Short Duration Bond	5%	OGIT Bond	2%

Short Duration Bond	24%	Short Duration Bond	19%	Inflation Managed	11%	Inflation Managed	7%	Large-Cap Value	14%

Inflation Managed	13%	Inflation Managed	12%	OGIT Bond	13%	OGIT Bond	7%	OGIT Large Cap Growth	17%

OGIT Bond	18%	OGIT Bond	16%	High Yield Bond	3%	Large-Cap Value	14%	Diversified Research	2%

High Yield Bond	6%	High Yield Bond	4%	Main Street Core	8%	OGIT Large Cap Growth	16%	Comstock	4%

Equity Income	2%	Equity Income	3%	Large-Cap Value	14%	Diversified Research	2%	OGIT Mid Cap Value	5%

Main Street Core	3%	Main Street Core	5%	OGIT Large Cap Growth	8%	Comstock	4%	Capital Opportunities	5%

Large-Cap Value	9%	Large-Cap Value	10%	Comstock	3%	OGIT Mid Cap Value	6%	Real Estate	5%

OGIT Large Cap Growth	3%	OGIT Large Cap Growth	6%	OGIT Mid Cap Value	4%	Capital Opportunities	4%	Small-Cap Index	3%

Small-Cap Value	2%	Comstock	3%	Growth LT	4%	Real Estate	3%	Small-Cap Value	6%

Intl. Value	5%	OGIT Mid Cap Value	3%	Small-Cap Index	3%	Small-Cap Index	3%	Growth LT	5%

		Small-Cap Value	2%	Small-Cap Value	2%	Small-Cap Value	3%	Aggressive Equity	3%

		Growth LT	2%	Intl. Value	7%	Growth LT	4%	Intl. Value	12%

		Intl. Value	8%	Intl. Large-Cap	8%	Intl. Value	9%	Intl. Large-Cap	13%

		Intl. Large-Cap	4%	Emerging Markets	2%	Intl. Large-Cap	10%	Emerging Markets	4%

						Emerging Markets	3%
Less Volatile < -------------------------------------------------------------------------------------------------- > More Volatile

110

To receive a current copy of the Pacific Portfolios for Chase SAI without charge, call (800) 722-2333, or complete the following and send it to:

Pacific Life Insurance Company Post Office Box 7187 Pasadena, CA 91109-7187

Name

Address

City		State	Zip

PH02/5	3003.29

PACIFIC PORTFOLIOS FOR CHASE	WHERE TO GO FOR MORE INFORMATION

The Pacific Portfolios for Chase variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.	You’ll find more information about the Pacific Portfolios for Chase variable annuity Contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2005.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find the table of contents for the SAI on page 90 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to contact us	Call or write to us at:
Pacific Life Insurance Company
P.O. Box 7187
Pasadena, California 91109-7187

1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms to the following address:

By mail
Pacific Life Insurance Company
P.O. Box 100060
Pasadena, California 91189-0060

By overnight delivery service
Pacific Life Insurance Company
1111 South Arroyo Parkway, Suite 205
Pasadena, California 91105

How to contact the SEC	Public Reference Section of the SEC Washington, D.C. 20549-6009 1-800-SEC-0330 Internet: www.sec.gov

NASD Public Disclosure program	The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure program services.

Pacific Life Insurance Company

700 Newport Center Drive
Newport Beach, CA 92660
(800) 722-2333

Mailing address:

P.O. Box 7187
Pasadena, CA 91109-7187

Visit us at our website: www.PacificLife.com

* Membership promotes ethical market conduct
for individual life insurance and annuities

891-5A

Mailing address:
Pacific Life Insurance Company
P.O. Box 7187
Pasadena, California 91109-7187

ADDRESS SERVICE REQUESTED

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Permit #422

Supplement dated May 1, 2005 to the Prospectus dated May 1, 2005 for the Pacific Portfolios for Chase variable annuity contract issued by Pacific Life Insurance Company
Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.
This supplement must be preceded or accompanied by the Prospectus dated May 1, 2005.
This supplement changes the Prospectus as follows:
The Variable Investment Options section on the cover page is amended by adding the following:
Equity Income
YOUR INVESTMENT OPTIONS is amended as follows:
The chart in the Your Variable Investment Options section is amended by adding the following:

		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC
Substitution of the Equity Income Portfolio
The Pacific Select Fund’s Board of Trustees approved the substitution of shares of the American Funds Growth-Income Portfolio for shares of the Equity Income Portfolio. Pacific Select Fund and Pacific Life Insurance Company (“Pacific Life”) has filed (or will file) an application for an order of approval of the substitution with the Securities and Exchange Commission (“SEC”). We will notify you of the effective date of the substitution (“the substitution date”) set by Pacific Select Fund once the SEC issues the order to permit the substitution.
If the SEC issues an order to permit the substitution, the Pacific Select Fund will select a substitution date for shares of the Equity Income Portfolio to be automatically redeemed and shares of the American Funds Growth-Income Portfolio to be automatically purchased. At the same time, subaccount units and subaccount annuity units of the Equity Income variable account will be automatically exchanged for units of the American Funds Growth-Income variable account. The Equity Income Portfolio and corresponding Equity Income variable accounts will cease to exist.
On the substitution date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Equity Income Investment Option, will be deemed an instruction for the American Funds Growth-Income Investment Option. This includes, but is not limited to, instructions for purchase payment allocations, transfer instructions (including instructions under any systematic transfer, portfolio rebalancing, DCA Plus, earnings sweep or dollar cost averaging programs, if applicable), and partial withdrawals.
You need not take any action regarding the substitution. The transfer of assets in the Equity Income variable account in exchange for units of equal value of the American Funds Growth-Income variable account will occur automatically on the substitution date.
If you do not wish to participate in the substitution, unless the SEC requires otherwise, the following will apply. You will have a 60 day “free transfer” period (which will not begin later than 30 days before the substitution date). During this “free transfer” period, the first unscheduled transfer, and any systematic transfer, from the Equity Income Investment Option (and if required by the SEC, the American Funds Growth-Income Investment Option after the substitution date) will not count towards:

•	the transfer limitations described in the Prospectus, or

•	any transfer fees that may be assessed in the future.
We do not currently assess transfer fees, but we reserve the right to do so, as stated in the Prospectus, in the future. We will notify you of your transfer rights at the same time we announce the substitution date.
FINANCIAL HIGHLIGHTS is amended by adding the following:

Number of
Subaccount
Units
	AUV at		Outstanding
	Beginning of	AUV at End	at End of
	Year	of Year	Year

Equity Income[10]
2004	$10.61	$11.74	4,258,086
2003	$8.53	$10.61	3,703,687
2002	$10.00	$8.53	3,185,527
2001	N/A	N/A	N/A
2000	N/A	N/A	N/A
1999	N/A	N/A	N/A
1998	N/A	N/A	N/A
1997	N/A	N/A	N/A
1996	N/A	N/A	N/A

[10]	This Subaccount began operations on January 2, 2002.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

PACIFIC PORTFOLIOS

SEPARATE ACCOUNT A

Pacific Portfolios (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2005, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

The optional Guaranteed Protection Advantage (GPA) and Enhanced Guaranteed Minimum Death Benefit (EGMDBR) Riders are only available if the Effective Date of the Rider is before April 1, 2003 and for Contracts issued before May 1, 2003, respectively. The optional Stepped-Up Death Benefit Rider (“SDBR”) is only available for Contracts issued on or after February 1, 2005. The Fixed Option is only available for Contracts issued before July 1, 2003. The GIA Rider is only available if the Effective Date of the Rider is before March 1, 2004, or, if later, until the date the GIA 5 or GIA Plus Riders become available in your state. The GIA 5 Rider is only available until the GIA Plus Rider is available in your state. Accordingly, all references to the Fixed Option, and the GPA, EGMDBR, SDBR, GIA, and GIA 5 Riders throughout this SAI are subject to these disclosures.

Pacific Life Insurance Company

Mailing address: P.O. Box 7187
Pasadena, CA 91109-7187

(800) 722-2333

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PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, any increase in the Risk Charge for an optional Death Benefit Rider, any charge for an optional Rider, or any non-recurring fees or charges. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) - 1

where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

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Total returns may also be shown for the same periods that do not take into account the withdrawal charge, the Annual Fee, any increase in the Risk Charge for an optional Death Benefit Rider or any charges associated with an optional Rider.

Non-Standardized Total Returns

We may also calculate non-standard total returns which may or may not reflect any Annual Fee, and/or withdrawal charges, increases in Risk Charges, or any charges for premium taxes and/or any other taxes, or any charge for an optional Rider, and any non-recurring fees or charges. Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, or any increase in the Risk Charge for an optional Death Benefit Rider, any charges for an optional Rider or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $45,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the Portfolio attributable to the Subaccount.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
	d	=	the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes and/or any other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or any charge for an optional Rider or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future.

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Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), the Variable Annuity Research and Data Service (“VARDS®”) or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. VARDS® rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS® rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS® prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 33%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value), the Annual Fee (equal to $40 per year if your Net Contract Value is less than $50,000), and for any optional Riders (equal to a maximum annual rate ranging from 0.10% to 1.20% of average daily

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account value), any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 7% of the amount withdrawn attributable to Purchase Payments that are two years old, 6% of the amount withdrawn attributable to Purchase Payments that are three years old, 5% of the amount withdrawn attributable to Purchase Payments that are four years old, 3% of the amount withdrawn attributable to Purchase Payments that are five years old, and 1% of the amount withdrawn attributable to Purchase Payments that are six years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least 7 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than seven years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 33% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 33%

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DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2004, 2003, and 2002 with regard to this Contract was $96,415,006, $76,060,437 and $36,485,070 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your registered representative or broker-dealer.

In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.10% on an annual basis. Such additional compensation may give Pacific Life greater access to registered representatives of broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Contracts.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract over other investment options. You may ask your registered representative about these conflicts of interests and how he/she and his/her broker-dealer are compensated for selling the Contract.

We directly or indirectly own interests in a number of broker-dealers that offer this Contract among others. Such affiliated broker dealers include Associated Securities Corp., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC and Waterstone Financial Group. These affiliated broker-dealers and their registered representatives are compensated as described above with Purchase Payment-based and trailing commissions. The affiliated broker-dealers also receive additional cash compensation of 0.10% based on Purchase Payments and 0.05% trailing compensation based on Account Value as described above. We receive “preferred” status at the affiliated broker-dealers along with other

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product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/ dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund (“the Fund”), and spouses/guests of the foregoing. The Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Fund pays for the expenses of the meetings of its Board of Trustees, including the pro-rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Fund’s Distributor.

THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate equal to 1.25% annually and the Administrative Charge at a rate equal to 0.15% annually (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

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As explained in the Prospectus, the Annual Fee, if applicable, and any Enhanced Guaranteed Minimum Death Benefit Charge are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, any charge for an optional Rider, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

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Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table’s implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 1.05	= 1; 1 - 1 = 0; 0 × 100% = 0%.

If the net investment performance of a Subaccount’s assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for

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that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026 1.05	= 0.9771; 0.9771 - 1 = - 0.0229; - 0.0229 × 100% = - 2.29%.

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

If variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return, any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS — Withdrawal Charge section in the Prospectus). For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 - $300) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

The variable payment amount we use in calculating the present value is determined by summing an amount for each Subaccount, which we calculate by multiplying your Subaccount Annuity Units by the Annuity Unit Value next computed after we receive your redemption request. This variable payment amount is then discounted at the assumed investment return from each future Annuity Payment date that falls within the payment guaranteed period. The sum of these discounted remaining variable payment amounts is the present value of remaining guaranteed variable payments.

If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption. Any annuity payments that are to be made after the payment guaranteed period will not change.

If you elect to redeem a portion of the remaining guaranteed variable payments in a single sum, we will reduce the number of Annuity Units for each Subaccount by the same percentage as the partial redemption value bears to the amount available upon a full redemption.

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Redemption of remaining guaranteed variable payments will not affect the amount of any fixed annuity payments.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The GIO’s or any fixed option(s) (if available) are not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Money Market Subaccount, or, for contracts issued before July 1, 2003, the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time. The systematic transfer options are not available after you annuitize and are subject to the same requirements and restrictions as non-systematic transfers.

The GIO’s or any fixed option(s) may not be used as the target Investment option under any systematic transfer programs. In addition, the GIO’s may not be used as a source Investment Option under any systematic transfer programs.

10

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any Investment Option (excluding any GIOs) as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

•	your request to stop dollar cost averaging is effective,

•	your source Account Value is zero, or

•	you annuitize.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

11

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the “sweep option”) to one or more other Investment Options (your “target option(s)”). If your Contract was issued before July 1, 2003, and, if you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. If your Contract was issued on or after July 1, 2003, you must use the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If your Contract was issued before July 1, 2003, and if you are using the earnings sweep, you may also use portfolio rebalancing only if you selected a Fixed Option as your sweep option. You may not use the earnings sweep, DCA Plus and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

12

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific fixed or Variable Investment Options. If you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant’s death (or, if applicable, the Contract Owner’s death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

On your Annuity Date, if your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse.

1035 Exchanges

You may make your initial or an additional Investment through an exchange of an existing annuity contract (a 1035 exchange). The exchange can be effected by completing the Transfer/ Exchange form, indicating in the appropriate section that you are making a 1035 exchange. The form is available by calling your representative or by calling us at 1-800-722-2333. Once completed, the form should be mailed to us, along with the annuity contract you are exchanging. If you are making an initial Investment, a completed contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity contract for another annuity contract. Under Revenue Ruling 2002-75, a 1035 exchange is now valid

13

whether the exchange is made into a new or pre-existing annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Separate Account A as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2004. Pacific Life’s consolidated financial statements as of December 31, 2004 and 2003 and for each of the three years in the period then ended December 31, 2004 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Pacific Life as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent registered public accounting firm, as stated in their report appearing herein.

14

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain non-traditional long-duration contracts in 2004.

DELOITTE & TOUCHE LLP

Costa Mesa, CA
March 10, 2005

PL-1

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2004	2003

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$25,861	$23,313
Equity securities available for sale, at estimated fair value	372	184
Trading securities, at estimated fair value	226	306
Mortgage loans	3,286	3,811
Real estate	134	168
Policy loans	5,629	5,407
Interest in PIMCO (Note 4)	606	1,089
Other investments	1,175	1,185

TOTAL INVESTMENTS	37,289	35,463
Cash and cash equivalents	836	496
Deferred policy acquisition costs	3,278	2,817
Accrued investment income	411	411
Other assets	775	988
Separate account assets	32,032	25,163

TOTAL ASSETS	$74,621	$65,338

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$29,652	$27,921
Future policy benefits	4,910	4,810
Short-term and long-term debt	176	275
Group insurance segment liabilities (Note 6)	181	247
Other liabilities	1,830	1,620
Separate account liabilities	32,032	25,163

TOTAL LIABILITIES	68,781	60,036

Commitments and contingencies (Note 19)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	497	500
Unearned ESOP shares	(17)	(29)
Retained earnings	4,297	3,736
Accumulated other comprehensive income	1,033	1,065

TOTAL STOCKHOLDER’S EQUITY	5,840	5,302

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$74,621	$65,338

See Notes to Consolidated Financial Statements

PL-2

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
REVENUES
Policy fees	$1,263	$932	$857
Insurance premiums	104	177	117
Net investment income	1,835	1,773	1,668
Net realized investment gain (loss)	2	(79)	(269)
Net realized investment gain on interest in PIMCO (Note 4)	169	327
Commission revenue	270	220	192
Investment advisory fees	248	174	153
Other income	53	56	61

TOTAL REVENUES	3,944	3,580	2,779

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,125	1,153	1,083
Policy benefits paid or provided	715	770	737
Commission expenses	721	512	494
Operating expenses	694	588	596

TOTAL BENEFITS AND EXPENSES	3,255	3,023	2,910

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	689	557	(131)
Provision for income taxes (benefit)	142	149	(129)

INCOME (LOSS) FROM CONTINUING OPERATIONS	547	408	(2)
Income from discontinued operations, net of taxes (Note 6)	33	28	31
Cumulative adjustment due to change in accounting principle, net of taxes	(19)

NET INCOME	$561	$436	$29

See Notes to Consolidated Financial Statements

PL-3

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)

					Unrealized
					Gain on	Minimum	Unrealized
					Derivatives	Pension	Gain on
			Unearned		and Securities	Liability	Interest in
	Common	Paid-in	ESOP	Retained	Available for	Adjustment	PIMCO, Net
	Stock	Capital	Shares	Earnings	Sale, Net	and Other, Net	(Note 4)	Total

	(In Millions)
BALANCES, JANUARY 1, 2002	$30	$151	($3)	$3,271	$82		$188	$3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	($44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	30	153	(42)	3,300	407	(44)	413	4,217
Comprehensive income:
Net income				436				436
Other comprehensive income (loss)					428	41	(180)	289

Total comprehensive income								725
Capital contribution		350						350
Allocation of unearned ESOP shares		(2)	13					11
Other equity adjustments		(1)						(1)

BALANCES, DECEMBER 31, 2003	30	500	(29)	3,736	835	(3)	233	5,302
Comprehensive income:
Net income				561				561
Other comprehensive income (loss)					74	(5)	(101)	(32)

Total comprehensive income								529
Allocation of unearned ESOP shares		(1)	12					11
Other equity adjustments		(2)						(2)

BALANCES, DECEMBER 31, 2004	$30	$497	($17)	$4,297	$909	($8)	$132	$5,840

See Notes to Consolidated Financial Statements

PL-4

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	$528	$408	($2)
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(75)	(60)	(81)
Depreciation and other amortization	37	43	36
Deferred income taxes	(54)	(23)	(9)
Net realized investment (gain) loss	(2)	79	269
Net realized investment gain on interest in PIMCO	(169)	(327)
Net change in deferred policy acquisition costs	(376)	(558)	(264)
Interest credited to policyholder account balances	1,125	1,153	1,083
Change in trading securities	80	266	(114)
Change in accrued investment income		20	(54)
Change in future policy benefits	76	283	224
Change in other assets and liabilities	438	196	29

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	1,608	1,480	1,117
Net cash provided by (used in) operating activities of discontinued operations (Note 6)	(28)	(1)	44

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,580	1,479	1,161

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,020)	(7,309)	(6,228)
Sales	1,133	2,143	921
Maturities and repayments	2,223	2,881	2,155
Repayments of mortgage loans	1,833	584	315
Proceeds from sales of real estate	41	5	28
Purchases of mortgage loans and real estate	(1,299)	(1,175)	(500)
Change in policy loans	(222)	(292)	(216)
Sale of interest in PIMCO (Note 4)	500	999
Other investing activity, net	611	201	403

NET CASH USED IN INVESTING ACTIVITIES	(1,200)	(1,963)	(3,122)

(Continued)
See Notes to Consolidated Financial Statements

PL-5

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2004	2003	2002

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$5,633	$5,842	$6,820
Withdrawals	(5,575)	(5,604)	(4,787)
Short-term and long-term debt:
Net change in short-term debt	(109)	(200)	50
Payments of long-term debt			(14)
Capital contribution		350
Purchase of ESOP note			(46)
Allocation of unearned ESOP shares	11	11	9

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(40)	399	2,032

Net change in cash and cash equivalents	340	(85)	71
Cash and cash equivalents, beginning of year	496	581	510

CASH AND CASH EQUIVALENTS, END OF YEAR	$836	$496	$581

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid	$129	$102	$11
Interest paid	$13	$29	$20

See Notes to Consolidated Financial Statements

PL-6

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

From time to time, insurance companies review their states of legal domicile. Many factors are involved in this review including a state’s premium tax rate. Because state imposed premium taxes are generally based on the higher of the domiciliary state’s premium tax rate or the local state rate, insurers domiciled in high tax rate states pay a substantial retaliatory tax to states where the business is originated. After consideration of this and other factors, Pacific Life’s management has determined to pursue redomesticating Pacific Life from the State of California to the State of Nebraska. This determination is subject to regulatory approvals upon the filing of required applications. Management believes that such a redomestication is in the best interests of Pacific Life and its policyholders.

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses, and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) created after February 1, 2003, of which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $34 million and $1 million as of December 31, 2004 and 2003, respectively. Included in operating expenses is the minority interest share of net income (loss) was zero, $1 million and ($1) million for the years ended December 31, 2004, 2003 and 2002, respectively.

Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements materially differ from those filed with regulatory authorities
(Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation and liabilities for future policy benefits. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2004 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2004, the Company adopted Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts. SOP 03-1

PL-7

addresses: 1) separate account presentation; 2) accounting for an insurance company’s proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits (GMDB) and annuitization benefits; and 5) accounting for sales inducements. In September 2004, the AICPA subsequently issued a Technical Practice Aid (TPA), which contains interpretive guidance on applying certain provisions of SOP 03-1. The interpretive guidance has been incorporated into the adoption of SOP 03-1.

Separate account assets and liabilities represent funds segregated for the benefit of certain contract holders who bear the investment risk. The Company’s current accounting is consistent with the provisions of SOP 03-1 relating to separate account reporting. For example, separate account assets and liabilities are equal and reported at fair value, and the Company does not have any current investments in separate accounts. Also, policyholder deposits and withdrawals, investment income and related realized investment gains and losses are excluded from the amounts reported in the consolidated statements of operations, and fees charged on contract holder deposits and balances are included in revenues as policy fees and investment advisory fees. The adoption of these provisions of SOP 03-1 did not impact the Company’s consolidated financial statements.

Certain variable annuity (VA) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including GMDB and guaranteed living income benefits (GLIB). A liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensate the insurance enterprise for benefits to be provided in future periods. The Company has historically established GMDB reserves and recorded a liability of $32 million as of December 31, 2003. There were no GLIB reserves established as of December 31, 2003. Upon the adoption of SOP 03-1, these reserves were increased by $24 million, with the GMDB reserve increased by $17 million to $49 million and the GLIB reserve was established at $7 million. Additionally, the present value of estimated gross profits underlying the VA DAC calculation was revised for the requirements of SOP 03-1, resulting in a $10 million reduction of the VA DAC asset.

Certain universal life (UL) and variable universal life (VUL) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from the insurance benefit, including policy death benefits, no lapse guarantee riders (NLGR) and related reinsurance ceded coverages. A liability, net of reinsurance ceded, is required in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. The Company has historically established a reserve for reinsurance cost on one life reinsurance agreement and recorded a liability of $37 million as of December 31, 2003. Upon the adoption of SOP 03-1, the reserve was decreased by $4 million. There were no NLGR or annuitization reserves established as of December 31, 2003. Upon adoption of SOP 03-1, reserves totaling $0.2 million for the NLGR insurance benefits and $0.1 million for annuitization were established. Additionally, the present value of estimated gross profits underlying the Company’s UL and VUL DAC calculation was not impacted and there was no resulting DAC impact.

Certain in force UL contracts have bonus interest features. None of these contract bonus interest features met the specific sales inducement criteria established in SOP 03-1. Therefore, the Company’s existing practice of accruing a bonus interest liability ratably over the period during which the bonus is earned up to the time it is credited to the contract holder account balance has been continued without modification.

As a result of the adoption of SOP 03-1, the Company recorded a decrease in net income of $19 million, net of tax, as a cumulative adjustment due to a change in accounting principle for the year ended December 31, 2004.

In March 2004, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 03-16, Accounting for Investments in Limited Liability Companies. EITF Issue No. 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a non-controlling investment should be accounted for using the cost method or the equity method of accounting. EITF Issue No. 03-16, which was effective in the third quarter of 2004, did not have a material impact on the Company’s consolidated financial statements.

On May 19, 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) Financial Accounting Standard (FAS) 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. FSP FAS 106-2 provides accounting guidance for the effects of

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the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act). FSP FAS 106-2 applies to sponsors of defined benefit postretirement health care plans for which a sponsor has concluded that prescription drug benefits available under the plan are actuarially equivalent to Medicare Part D and accordingly qualify for the subsidy under the Act (Medicare Subsidy). Adoption of the Act, which was effective December 31, 2004, did not have a material impact on the Company’s consolidated financial statements (Note 15).

On June 18, 2004, the FASB issued FSP FAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability. The implementation of SOP 03-1 has raised questions in practice regarding the interpretation of Statement of Financial Accounting Standard (SFAS) No. 97, concerning when it is appropriate to recognize an unearned revenue reserve. FSP FAS 97-1 became effective in the third quarter of 2004. The Company’s current method of establishing an unearned revenue reserve is in compliance with the requirements of FSP FAS 97-1 and adoption had no impact on the Company’s consolidated financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In November 2003, the FASB Task Force reached a partial consensus under EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. This EITF required certain quantitative and qualitative disclosures for securities accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, which are impaired at the statement of financial condition date but for which an other than temporary impairment has not been recognized. The portions of this EITF on which consensus was reached were effective for financial statements for fiscal years ending after December 15, 2003. Effective December 31, 2003, the required disclosures were included in the notes to consolidated financial statements. The portions of this EITF on which consensus was not reached are not yet final. EITF Issue No. 03-1 provides more specific guidelines related to SFAS No. 115 regarding when impairments need to be recognized through the statement of operations, as well as on the statement of financial condition. EITF Issue No. 03-1 addresses whether a change in the interpretation of temporary impairments due to interest rate and credit spread moves is appropriate. Under EITF Issue No. 03-1, companies that do not have the ability and intent to hold an asset with unrealized losses until recovery of fair value would be required to impair the asset. Impaired losses would flow through net income and accretion on the impaired assets would be recognized in investment income in later periods. Currently, the FASB is considering whether a materiality threshold for recognizing impairment may be appropriate. The effective date for EITF Issue No. 03-1 has been delayed until this determination is made. The Company is monitoring the FASB discussions relating to the recognition of investment impairment and currently is unable to determine the impact of EITF Issue No. 03-1 on its consolidated financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46). FIN 46 addresses whether certain types of entities, referred to as variable interest entities (VIE), should be consolidated in the Company’s consolidated financial statements. A VIE is an entity in which the equity investors lack certain essential characteristics of a controlling financial interest or that lacks sufficient equity to finance its own activities without financial support provided by other entities. A company is considered the primary beneficiary and must consolidate a VIE if it has a variable interest that will absorb a majority of the expected losses if they occur, receive a majority of the entity’s expected returns, or both. In December 2003, the FASB issued FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R). FIN 46R replaced FIN 46 to clarify and revise a number of key elements of FIN 46, including the definition of VIE and the treatment of fees paid to decision makers.

The provisions of FIN 46R are to be applied immediately to VIEs created after December 31, 2003. The consolidation requirements for the Company’s VIEs, created prior to December 31, 2003, will apply in the fiscal year beginning January 1, 2005. The Company has determined that it is the primary beneficiary of a Collateralized Debt Obligation (CDO) of high-yield debt securities that it sponsored in 1998. The Company is the collateral manager and a beneficial interest holder in such transaction. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in net investment income as earned. The collateral management fees were insignificant for each of the years ended December 31, 2004, 2003 and 2002. The assets, liabilities and carrying value of the CDO as of December 31, 2004 are $72 million, $65 million and $6 million, respectively. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

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In accordance with the transition provisions of FIN 46R, the Company estimates it may increase assets $65 million, liabilities $65 million, accumulated other comprehensive income $5 million and record a pre-tax loss of $5 million upon the adoption of FIN 46R in 2005. This loss would be a non economic loss that is anticipated to reverse into income at the termination of the VIE.

The Company has a significant variable interest in Aviation Capital Group Trust (Aviation Trust). Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored Aviation Trust, a financial asset securitization of aircraft in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. The assets, liabilities and carrying amount of the Aviation Trust as of December 31, 2004 are $597 million, $607 million and $10 million, respectively. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20. The Company has also issued a $30 million funding agreement to Aviation Trust as of December 31, 2004.

The Aviation Trust and CDO are not currently consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDO, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDO is non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Accrual of income is suspended for fixed maturity securities when receipt of interest payments is in doubt.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows.

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The following table identifies the estimated fair value of fixed maturity securities by pricing sources.

	December 31, 2004		December 31, 2003

	Fixed Maturities	% of Total	Fixed Maturities	% of Total
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value

	(In Millions)
Independent market quotations	$17,077	66.0%	$13,907	59.6%
Matrix-priced	5,523	21.4%	5,953	25.5%
Broker quotations	2,647	10.2%	2,367	10.2%
Other methods	614	2.4%	1,086	4.7%

	$25,861	100.0%	$23,313	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of five years as of December 31, 2004 and 2003.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer

Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company includes other than temporary impairment write-downs in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $18 million was included in net realized investment gain (loss) from this transfer.

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

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Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Other investments primarily consist of partnership and joint ventures, derivative instruments, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $24 million, $25 million and $26 million for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company may loan securities in connection with its securities lending program administered by an authorized financial institution. The Company receives collateral in an amount equal to 102% of the estimated fair value of the loaned securities. The collateral pledged is restricted and not available for general use.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2004 and 2003, the carrying value of DAC was $3.3 billion and $2.8 billion, respectively (Note 7).

For universal life, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and

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expense margins and surrender charges over the estimated lives of the contracts. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Regular evaluations of EGPs are made to determine if actual experience or other evidence suggests that modeling assumptions should be revised. Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, interest spreads and mortality margins. Of these assumptions, the Company anticipates that investment returns are most likely to impact the rate of DAC amortization for variable annuities. For life insurance, deviations in any of the significant assumptions may impact DAC amortization. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. Revisions to the assumptions could also result in an impairment of DAC and a charge to expense if the present value of EGPs is less than the outstanding DAC balance as of the valuation date. All critical assumptions utilized to develop EGPs are routinely evaluated and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. Capitalized sales inducements were $419 million and $382 million as of December 31, 2004 and 2003, respectively.

Value of business acquired (VOBA), included as part of DAC, represents the capitalized value relating to insurance contracts in force at the date of acquisition. Amortization of the VOBA on a block of single premium immediate and deferred annuities is calculated in proportion to the run-off in contract benefit reserves over the life of the contracts. Amortization of the VOBA on a block of universal life contracts is calculated over the expected life of the policies in proportion to the present value of EGPs from such policies. The VOBA balance was $86 million and $90 million as of December 31, 2004 and 2003, respectively.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on universal life and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 2.0% to 8.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.5% to 11.0%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods are recorded as unearned revenue reserves. The unearned revenue is recognized in income over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest

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rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

Dividends to policyholders are accrued based on dividend formulas approved by the Pacific Life Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2004 and 2003, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Commission revenue from the Company’s broker-dealer subsidiaries is generally recorded on the trade date. Related commission expense is recorded when incurred.

Investment advisory fees are primarily fees earned from the Pacific Select Fund, the investment vehicle provided to the Company’s variable universal life and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and is recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

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SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. However, on certain separate account products, the Company does contractually guarantee either a minimum return or account value, for which liabilities have been recorded in future policy benefits. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 12, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as compared to the amounts reported as stockholder’s equity and net income from these consolidated financial statements prepared in accordance with U.S. GAAP:

	December 31,
	2004	2003

	(In Millions)
Statutory capital and surplus	$2,814	$2,359
Deferred policy acquisition costs	3,278	2,817
Accumulated other comprehensive income	1,033	1,065
Non-admitted assets	399	332
Asset valuation reserve	311	436
Surplus notes	(150)	(150)
Deferred income taxes	(438)	(418)
Insurance and annuity reserves	(1,355)	(1,104)
Other	(52)	(35)

Stockholder’s equity as reported herein	$5,840	$5,302

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	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Statutory net income	$508	$277	$13
Deferred policy acquisition costs	376	558	264
Deferred income taxes	75	(121)	4
Partnerships and joint ventures	62	(7)	(40)
Derivatives	41	17	12
Asset-backed securities valuation differences	31	(23)	(60)
Statutory expense of minimum pension liability adjustment			81
Insurance and annuity reserves	(229)	(464)	58
Earnings of subsidiaries	(364)	125	(301)
Other	61	74	(2)

Net income as reported herein	$561	$436	$29

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2004 and 2003, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous year, without prior approval from the CA DOI. Based on this limitation and 2004 statutory results, Pacific Life could pay Pacific LifeCorp $597 million in dividends in 2005 without prior regulatory approval. No dividends were paid during 2004, 2003 and 2002.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2004 statutory results, PL&A could pay $31 million in dividends to Pacific Life in 2005 without prior regulatory approval. No dividends were paid during 2004, 2003 and 2002.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $290 million and $292 million as of December 31, 2004 and 2003, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $314 million and $317 million as of December 31, 2004 and 2003, respectively. The contribution to income from the Closed Block amounted to $2 million, $2 million and $5 million and is primarily included in

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insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2004, 2003 and 2002, respectively.

4.	INTEREST IN PIMCO

The Company owns a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America L.P., formerly Allianz Dresdner Asset Management of America L.P. PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO other than those beneficially owned by the Company. In connection with this transaction, the Company exchanged its prior ownership interest for a new security, PIMCO Class E limited partnership units. The interest in PIMCO is subject to a Continuing Investment Agreement with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively. The option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments provide for monthly put and/or call options, limited to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company can also put, or Allianz can also call, all of the interest in PIMCO held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The per unit value as of December 31, 2004 and 2003 was $574,004 and $562,964, respectively. The per unit value is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions are dependent on the performance of PIMCO and will be subject to certain limitations as defined in the agreements. Distributions, which are included in net investment income, totaled $40 million, $89 million and $156 million for the years ended December 31, 2004, 2003 and 2002, respectively.

During the year ended December 31, 2004, Allianz exercised two call options of $250 million each to purchase approximately $500 million of the Company’s interest in PIMCO. The pre-tax realized investment gain for the year ended December 31, 2004 was $169 million. During the year ended December 31, 2003, the Company exercised four put options of $250 million each to sell approximately $1 billion of its interest in PIMCO to Allianz. The pre-tax realized investment gain for the year ended December 31, 2003 was $327 million.

5.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On September 9, 2004, Pacific Life acquired a 49.7% common stock ownership in Asset Management Finance Corporation (AMFC), a financial advisor for investment management firms, for $40 million. In connection with this transaction, Pacific Life has a commitment to fund an additional $20 million in subordinated debt during 2005. Pacific Life was determined to be the primary beneficiary of the VIE, and AMFC was included in the consolidated financial statements as of the transaction date. As of December 31, 2004, assets consolidated from the VIE totaled $67 million. Liabilities consolidated from the VIE totaled $2 million as of December 31, 2004. Included in other income and operating expenses from the VIE was $0.5 million and $2.5 million, respectively, for the year ended December 31, 2004.

Effective April 1, 2004, Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life, purchased from Pacific LifeCorp, its wholly owned broker-dealer subsidiary, M.L. Stern & Co., LLC (MLS). As of the transaction date, MLS’s assets and liabilities of $37 million and $25 million, respectively, were included in the consolidated financial statements of the Company. The purchase price of $12 million was based on MLS’s after tax book value. In accordance with SFAS No. 141, Business Combinations, since this transaction is between entities under common control, as the receiving entity, Pacific Life is required to report the consolidated results of operations of MLS as though the transfer of net assets had occurred at the beginning of the period. Accordingly, MLS’s

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consolidated statement of operations is included in the Company’s consolidated statement of operations for the years ended December 31, 2004, 2003 and 2002, respectively, after elimination of intercompany transactions.

In October 2002, a transaction was closed whereby PSD acquired a 45% ownership in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer. The purchase price of $4 million was primarily recorded as goodwill. In March 2003, PSD increased its ownership in Waterstone to 62% for a purchase price of $1 million and began including Waterstone in the Company’s consolidated financial statements. Prior to this increased ownership, Waterstone was accounted for under the equity method.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Re Group Limited, formerly Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public.

In July 2003, the Company sold approximately 34% of its common stock ownership in Scottish for $30 million and recognized an after tax gain of $2 million during the year ended December 31, 2003. In addition, Scottish issued additional shares to the public further reducing the Company’s common stock ownership interest to 8.5% as of December 31, 2003. The Company accounted for its investment in Scottish on the equity method until March 31, 2004, as it continued to hold two of the nine board positions on the Scottish Board of Directors. During the second quarter of 2004, the Company resigned one of the two positions and changed its method of accounting for Scottish to the cost method.

6.	DISCONTINUED OPERATIONS

On November 29, 2004, the Company signed a definitive agreement (Agreement) to sell its group insurance segment business to PacifiCare Health Systems, Inc. (PacifiCare). The proposed transaction is structured as a coinsurance arrangement that is expected to close in early 2005, contingent upon certain closing conditions, including required regulatory approvals. After the transaction closes, the Company will cede to PacifiCare future premiums received for its existing group insurance segment business and PacifiCare will assume future claim liabilities. Group insurance segment liabilities as of the closing date will not be reinsured. PacifiCare will also obtain renewal rights for the existing business as of the closing date.

Operating results of discontinued operations, relating to the group insurance segment, were as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Revenues	$814	$990	$969
Benefits and expenses	763	948	921

Income from discontinued operations	51	42	48
Provision for income taxes	18	14	17

Income from discontinued operations, net of tax	$33	$28	$31

Fixed assets related to discontinued operations, which will transfer to PacifiCare, were $6 million as of December 31, 2004 and 2003.

Although the purchase price is contingent upon certain factors, as defined in the Agreement, the Company does not anticipate incurring a net loss as a result of this transaction.

PL-18

The group insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third-party administrators.

Group insurance segment liabilities consist of future policy benefits, such as reserves for group health and group life, of $139 million and $203 million, and other liabilities of $42 million and $44 million as of December 31, 2004 and 2003, respectively.

Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on the Company’s historical claims development patterns and other actuarial assumptions. Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods.

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Balance, January 1	$2,817	$2,261	$2,113

Additions:
Capitalized during the year	868	821	573

Amortization:
Allocated to commission expenses	(373)	(210)	(232)
Allocated to operating expenses	(119)	(53)	(77)

Total amortization	(492)	(263)	(309)

Allocated to OCI net unrealized (gains) losses	85	(2)	(116)

Balance, December 31	$3,278	$2,817	$2,261

During the year ended December 31, 2004, the Company revised certain assumptions related to the model used to calculate the present value of EGPs relating to its variable annuity products. This resulted in a decrease to DAC amortization expense of $15 million, net of taxes.

During the year ended December 31, 2002, the Company recorded a pre-tax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration during 2002 of the equity markets and the Company’s decision in 2002 to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments in the separate accounts supporting its variable annuity products from 9.0% to 7.75%.

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8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$255	$6	$6	$255
Obligations of states and political subdivisions	1,148	223	6	1,365
Foreign governments	445	51	15	481
Corporate securities	14,914	1,046	51	15,909
Mortgage-backed and asset-backed securities	7,597	279	49	7,827
Redeemable preferred stock	21	3		24

Total fixed maturity securities	$24,380	$1,608	$127	$25,861

Total equity securities	$311	$61		$372

As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$333	$5	$19	$319
Obligations of states and political subdivisions	1,080	181	6	1,255
Foreign governments	384	49	11	422
Corporate securities	14,383	1,182	59	15,506
Mortgage-backed and asset-backed securities	5,603	286	83	5,806
Redeemable preferred stock	5			5

Total fixed maturity securities	$21,788	$1,703	$178	$23,313

Total equity securities	$162	$25	$3	$184

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The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2004, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,169	$33	$2	$1,200
Due after one year through five years	6,668	360	22	7,006
Due after five years through ten years	4,749	371	20	5,100
Due after ten years	4,197	565	34	4,728

	16,783	1,329	78	18,034

Mortgage-backed and asset-backed securities	7,597	279	49	7,827

Total	$24,380	$1,608	$127	$25,861

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The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and equity securities, excluding securities accounted for under EITF Issue No. 99-20, where the estimated fair value had declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	5	$144	($6)
Obligations of states and political subdivisions	20	116	(5)
Foreign governments	6	44	(15)
Corporate securities	251	2,487	(50)
Federal agency mortgage-backed securities	202	2,676	(29)

Total fixed maturity securities	484	5,467	(105)
Total equity securities	26	62	(15)

Total	510	$5,529	($120)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies				5	$144	($6)
Obligations of states and political subdivisions	9	$20	($1)	11	96	(4)
Foreign governments	4	18	(1)	2	26	(14)
Corporate securities	210	2,095	(30)	41	392	(20)
Federal agency mortgage-backed securities	177	2,571	(26)	25	105	(3)

Total fixed maturity securities	400	4,704	(58)	84	763	(47)
Total equity securities				26	62	(15)

Total	400	$4,704	($58)	110	$825	($62)

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	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	11	79	(11)
Corporate securities	214	1,719	(53)
Federal agency mortgage-backed securities	3	39

Total fixed maturity securities	257	2,173	(89)
Total equity securities	65	73	(26)

Total	322	$2,246	($115)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	8	52	(1)	3	$27	($10)
Corporate securities	183	1,481	(40)	31	238	(13)
Federal agency mortgage-backed securities	3	39

Total fixed maturity securities	223	1,908	(66)	34	265	(23)
Total equity securities	17	7	(1)	48	66	(25)

Total	240	$1,915	($67)	82	$331	($48)

As of December 31, 2004, the Company holds five fixed maturity securities with an unrealized loss greater than 20% of their net carrying amount. The net carrying amount and unrealized loss of these five securities is $44 million and $15 million, respectively. The securities primarily represent investments in a foreign central bank. The Company has evaluated the temporarily impaired securities and concluded after assessing the credit quality of the underlying security (Note 1) that amounts recorded are fully recoverable. The Company has the ability and intent to hold the securities until recovery.

PL-23

    Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Fixed maturity securities	$1,334	$1,289	$1,184
Equity securities	10	6	7
Mortgage loans	234	197	181
Real estate	32	32	34
Policy loans	187	200	203
Other	133	154	173

Gross investment income	1,930	1,878	1,782
Investment expense	95	105	114

Net investment income	$1,835	$1,773	$1,668

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $62 million, $55 million and $11 million as of December 31, 2004, 2003 and 2002, respectively.

    The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$49	$40	$18
Gross losses on sales	(24)	(57)	(48)
Other than temporary impairments	(86)	(135)	(209)
Other	13	2	21

Total fixed maturity securities	(48)	(150)	(218)

Equity securities:
Gross gains on sales	6	7	5
Gross losses on sales	(1)		(4)
Other than temporary impairments	(1)	(4)	(25)
Other	1	1

Total equity securities	5	4	(24)

Mortgage loans	(5)	(3)	(3)
Real estate	5	(3)	5
Derivatives	46	8	8
Other investments	(1)	65	(37)

Total	$2	($79)	($269)

PL-24

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Available for sale securities:
Fixed maturity	($44)	$552	$734
Equity	39	14	(3)

Total	($5)	$566	$731

Trading securities	($3)	$53	($18)

The cumulative unrealized gain on trading securities held as of December 31, 2004 and 2003, was $18 million and $21 million, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2004 and 2003, totaled $17 million and $5 million, respectively.

As of December 31, 2004 and 2003, fixed maturity securities of $14 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO (Note 4) exceeds 10% of total stockholder’s equity as of December 31, 2004.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2004, $784 million, $323 million, $316 million, $205 million and $201 million were located in California, Texas, Michigan, North Carolina and Arizona, respectively. As of December 31, 2004, $162 million was located in Canada.

The Company had a mortgage loan general valuation allowance of $26 million as of December 31, 2004 and 2003. During the year ended December 31, 2004, the Company received a discounted loan payoff that resulted in a direct write-down of $5 million. Additionally during 2004, one mortgage loan with a balance of $6 million was foreclosed and transferred to real estate. This real estate investment was subsequently sold in 2004, resulting in a $1 million gain. During the year ended December 31, 2003, the Company recorded a specific valuation allowance of $3 million on two mortgage loans. This was in addition to a specific valuation allowance of $4 million that had been established on one of the mortgage loans during the year ended December 31, 2002. During 2003, these mortgage loans were foreclosed and transferred to real estate at a value of $28 million.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2004 or 2003.

There were no real estate write-downs during the year ended December 31, 2004. During the year ended December 31, 2003, one real estate investment, with a balance of $27 million, was considered impaired and written down by $4 million. During the year ended December 31, 2002, one real estate investment with a balance of $6 million was considered impaired and written down by $1 million. Goodwill related to the acquisition of real estate property, acquired through a limited liability company, was considered impaired due to the negative impact of the economy on property performance and written down $5 million during the year ended December 31, 2003.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments, including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

PL-25

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques, including Value-at-Risk, regression analysis, and cumulative dollar offset. In certain circumstances, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The following table is a reconciliation of the notional amount by derivative type and hedging strategy:

	December 31,			December 31,
	2003	Additions	Terminations	2004
	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$9,078	$2,886	$2,008	$9,956
Interest rate swaps	807	238	379	666
Forward starting interest rate swap agreements	200	725	100	825
Other	130	97	181	46

	10,215	3,946	2,668	11,493

Fair value hedges:
Interest rate swaps	350	655	55	950
Credit default swaps	50	100		150
Other	43			43

	443	755	55	1,143

Derivatives not designated as hedging instruments:
Variable annuity riders	3,423	3,179		6,602
Synthetic GICs	4,835	480		5,315
Total return swaps	243	600	297	546
Credit default swaps	430	65	270	225
Other	563	229	504	288

	9,494	4,553	1,071	12,976

Total	$20,152	$9,254	$3,794	$25,612

PL-26

The following table is a summary of estimated fair value by derivative type and hedging strategy:

	December 31,
	2004	2003
	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$684	$723
Interest rate swaps	(6)	(4)
Forward starting interest rate swap agreements	(20)	(7)

	658	712

Fair value hedges:
Interest rate swaps	(6)	(3)
Credit default swaps	5	(1)
Other	1	2

	—	(2)

Derivatives not designated as hedging instruments:
Variable annuity riders	42
Total return swaps	(16)	(23)
Credit default swaps		1
Other	(5)	2

	21	(20)

Total	$679	$690

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represent an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

For the derivatives held as of December 31, 2004 and 2003, 92% and 94%, respectively, met the short-cut or critical terms method of assuming no ineffectiveness in the hedging relationship as specified in SFAS No. 133.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 10 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, Swiss Franc, and Canadian Dollar.

Forward starting interest rate swaps and financial futures contracts are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate

PL-27

liabilities due to changes in benchmark interest rates. These derivatives are predominately used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominately used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company has not discontinued any cash flow hedges of anticipated transactions. The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2004, 2003 and 2002. Over the next 12 months, the Company anticipates that $3 million of deferred gains on derivative instruments in accumulated OCI that will be reclassified to earnings. For the year ended December 31, 2004, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps and credit default swaps to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in the benchmark interest rate and credit risk.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

Credit default swap agreements (buy protection) are used to reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness or changes in the credit sector spread over the benchmark interest rate. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

For the years ended December 31, 2004, 2003, and 2002, the ineffectiveness related to fair value hedges was immaterial and was recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company issues certain insurance and reinsurance policies that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten year holding period. In addition, the Company offers a rider on certain variable annuity contracts that guarantees a minimum withdrawal benefit over a 14 year period subject to certain restrictions. These embedded derivatives are recorded on the consolidated statements of financial condition in future policy benefits at estimated fair value, with changes in their estimated fair value recorded in net realized investment gain (loss).

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or

PL-28

guaranteed fixed income option. Synthetic GICs provide some of the ERISA Plan’s assets a guarantee of principal and interest, as they relate to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. The ERISA Plan absorbs default risk. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2004, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $5.3 billion compared to $4.8 billion as of December 31, 2003. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

The Company also enters into total return swaps, credit default swaps and interest rate swaps without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s equity risk, interest rate risk, credit risk, and for yield enhancement.

Put options/total return swaps are primarily used to economically hedge the changes in fair value due to equity risk associated with the variable annuity riders. These agreements generally involve the exchange of a fixed rate payment for the return of a specified index below a strike price. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Credit default swaps (sell protection), in combination with fixed maturity securities, are used to replicate the investment characteristics of another investment or instrument that may operate as a substitute for a cash market investment and increase the exposure to credit risk in underlying securities. The Company also enters into credit default swaps (buy protection) to economically reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness without applying hedge accounting. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

Net realized investment gains (losses) for the years ended December 31, 2004, 2003 and 2002 include ($17) million, $24 million and $3 million, respectively, related to realized gains and losses, changes in estimated fair value, and periodic net settlements of derivative instruments not designated as hedges.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of any collateral received. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. As of December 31, 2004, the Company received collateral of $427 million and no collateral was pledged to other counterparties. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange, and positions are marked to market and settled on a daily basis, the Company has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

PL-29

The following table summarizes the notional and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2004
	Notional	Credit
	Amount	Exposure
	(In Millions)
AAA	$716	$99
AA	4,921	187
A	1,188	45

Total	$6,825	$331

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2004	2003
	(In Millions)
Universal life	$15,415	$14,123
Funding agreements	7,722	6,677
Fixed account liabilities	5,110	5,141
GICs	1,405	1,980

Total	$29,652	$27,921

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2004	2003
	(In Millions)
Annuity reserves	$3,814	$3,708
Unearned revenue reserve	502	479
Closed block liabilities	312	315
Policy benefits payable	165	191
Life insurance	100	100
Other	17	17

Total	$4,910	$4,810

PL-30

11.	DEBT

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2004. Commercial paper debt outstanding as of December 31, 2003 was $125 million bearing an interest rate of 1.0%. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of December 31, 2004 and 2003. The credit facility matures in 2007.

During the first quarter of 2004, Pacific Life became a member of the Federal Home Loan Bank of San Francisco (FHLB). This membership required Pacific Life to purchase shares of the FHLB’s capital stock at a cost of $26 million. The capital stock will earn a quarterly dividend declared by the FHLB’s Board of Directors. Membership will enable Pacific Life to borrow from the FHLB amounts that are based on a percentage of statutory capital and surplus. During 2004, Pacific Life could have borrowed amounts up to $660 million. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. Of this amount, half, or $330 million, could have been borrowed for terms other than overnight, out to a maximum term of nine months. There were no borrowings outstanding with the FHLB as of December 31, 2004.

MLS has a broker lending agreement with a bank for a $25 million line of credit, of which $16 million was outstanding for the year ended December 31, 2004. The loan bears interest at the Federal funds rate plus a spread; such rates reset daily and was 3.2% as of December 31, 2004. The lending agreement has no specified maturity.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense, offset by interest earned on interest rate swaps of $3 million, amounted to $9 million for the year ended December 31, 2004. Interest expense amounted to $12 million for each of the years ended December 31, 2003 and 2002.

Pacific Life entered into interest rate swaps converting the fixed rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. In accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, the interest rate swaps were designated as fair value hedges of the surplus notes, and hedge effectiveness has been established because the interest rate swaps were constructed such that all critical terms of the interest rate swaps exactly match the surplus notes. The carrying value of the surplus notes is adjusted for the change in fair value due to movements in interest rates from the period the hedging relationship was designated, which is completely offset by the change in the fair value of the interest rate swaps. The fair value adjustment was an unrealized loss of $10 million as of December 31, 2004.

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12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2004		December 31, 2003
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
		(In Millions)
Assets:
Fixed maturity and equity securities (Note 8)	$26,233	$26,233	$23,497	$23,497
Trading securities	226	226	306	306
Mortgage loans	3,286	3,483	3,811	4,163
Policy loans	5,629	5,629	5,407	5,407
Interest in PIMCO (Note 4)	606	606	1,089	1,089
Other invested assets	114	114	121	100
Derivative instruments (Note 9)	758	758	830	830
Cash and cash equivalents	836	836	496	496
Liabilities:
Funding agreements and GICs	9,127	9,156	8,657	8,618
Fixed account liabilities	5,110	5,108	5,141	5,149
Short-term debt	16	16	125	125
Long-term debt	160	183	150	178
Derivative instruments (Note 9)	79	79	140	140

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2004 and 2003:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of the other invested assets is based on the ownership percentage of the underlying equity of the private equity investment.

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DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GUARANTEED INTEREST CONTRACTS

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of long-term debt is based on market quotes.

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13.	COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder’s equity. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross holding gain (loss):
Holding gain (loss) on securities available for sale	($46)	$417	$474
Holding gain (loss) on derivatives	68	56	(144)
Income tax	(8)	(167)	(115)
Reclassification adjustment:
Realized loss on sale of securities available for sale	43	159	243
Realized (gain) loss on derivatives	(8)	8	6
Income tax benefit	(12)	(59)	(87)
Net unrealized gain (loss) on discontinued operations, net of tax	(3)	2	3
Allocation of holding (gain) loss to future policy benefits	(24)	21	31
Allocation of holding (gain) loss to DAC	85	(2)	(116)
Income (taxes) benefit	(21)	(7)	30

Net unrealized gain on securities available for sale	74	428	325

Holding gain on interest in PIMCO	16	33	354
Income tax on holding gain	(7)	(9)	(129)
Reclassification of realized gain on sale of interest in PIMCO	(169)	(327)
Income tax on realized gain	59	123

Net unrealized gain (loss) on interest in PIMCO	(101)	(180)	225
Minimum pension liability and other adjustments	(5)	41	(44)

Total	($32)	$289	$506

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14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of, the Company.

Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2004	2003
	(In Millions)
Universal life deposits	($106)	($99)
Future policy benefits	166	168
Premiums due	(54)	(72)
Paid claims	45	54
Unpaid claims	16	4
Other	13	31

As of December 31, 2004, 74% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Direct premiums	$239	$298	$237
Ceded reinsurance	(178)	(155)	(134)
Assumed reinsurance	43	34	14

Insurance premiums	$104	$177	$117

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Ceded reinsurance netted against policy fees	$108	$103	$78
Ceded reinsurance netted against net investment income	270	283	277
Ceded reinsurance netted against interest credited	200	217	219
Ceded reinsurance netted against policy benefits	145	139	122
Assumed reinsurance included in policy benefits	10	15	6

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15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries do not participate in this plan. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by PIMCO.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2004 and 2003, the projected benefit obligation was $94 million and $84 million, respectively. The fair value of plan assets as of December 31, 2004 and 2003 was zero. The net periodic benefit cost of the SERPs was $9 million, $8 million and $6 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Service cost — benefits earned during the year	$18	$16	$15
Interest cost on projected benefit obligation	18	18	16
Expected return on plan assets	(18)	(13)	(14)
Amortization of net obligations and prior service cost	4	4	1

Net periodic pension expense	$22	$25	$18

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The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2004	2003
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$315	$279
Service cost	18	16
Interest cost	18	18
Transfer of liabilities and plan amendments	(1)
Actuarial loss	15	24
Benefits paid	(20)	(22)

Benefit obligation, end of year	$345	$315

Change in plan assets:
Fair value of plan assets, beginning of year	$242	$175
Actual return on plan assets	26	44
Employer contributions	19	45
Benefits paid	(20)	(22)

Fair value of plan assets, end of year	$267	$242

Funded status reconciliation:
Funded status	($78)	($73)
Unrecognized transition obligation	3	4
Unrecognized prior service cost	3	6
Unrecognized actuarial loss	60	58

Net amount recognized	($12)	($5)

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	December 31,
	2004	2003
	(In Millions)
Amounts recognized in the consolidated statement of financial condition consist of:
Prepaid benefit cost	$65	$63
Accrued benefit liability	(95)	(86)
Intangible asset	6	9
Accumulated other comprehensive income	12	9

Net amount recognized	($12)	($5)

Other comprehensive (income) loss attributable to change in additional minimum pension liability	$3	($59)

	December 31,
	2004	2003
Weighted-average assumptions used to determine benefit obligations:
Discount rate	5.75%	6.00%
Rate of compensation increase	4.00%	4.00%

	Years Ended December 31,
	2004	2003	2002
Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	6.00%	6.75%	7.00%
Expected long-term return on plan assets	8.00%	8.00%	8.50%
Rate of compensation increase	4.00%	4.00%	4.50%

In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. The Company also considers current market conditions, as well as the views of financial advisers and economists.

Benefit payments for the year ended December 31, 2004 amounted to $20 million. Pacific Life expects to contribute $14 million to the plans in 2005. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2005	$31
2006	34
2007	44
2008	31
2009	32
2010-2014	167

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The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2004	2003
Asset category:
Equity-type investments	63%	67%
Fixed income investments	32%	33%
Other	5%

Total	100%	100%

It is intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments are consistent with the assumption that more than average risk and appropriate overall diversification is maintained and liquidity is sufficient to meet cash flow requirements. The targeted portfolio allocation is 70-80% equity-type and 20-30% fixed income investments. The defined benefit pension plan establishes and maintains a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provides the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2004, 2003 and 2002 was $1 million. As of December 31, 2004 and 2003, the accumulated benefit obligation was $21 million. The actuarial gain due to the Medicare Subsidy was $2 million as of December 31, 2004. The fair value of the plan assets as of December 31, 2004 and 2003 was zero. The amount of accrued benefit cost included in other liabilities was $22 million as of December 31, 2004 and 2003.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 11.0% and 12.0% for 2004 and 2003, respectively, and is assumed to decrease gradually to 5.0% in 2010 and remain at that level thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2004 would be increased by 7.1%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.4%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2004 would be decreased by 6.3%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 5.7%.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.75% and 6.0% for 2004 and 2003, respectively.

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Benefit payments for the year ended December 31, 2004 amounted to $3 million, which included $1 million of participant contributions. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2005	$3
2006	3
2007	4
2008	4
2009	4
2010-2014	12

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $11 million, $11 million and $10 million for the years ended December 31, 2004, 2003 and 2002, respectively, and are included in operating expenses.

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan. Interest and principal payments made by the ESOP to Pacific Life are funded by contributions from Pacific Life.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants is different from the original issue price of those shares, the difference is recorded in paid-in capital.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

PL-40

16.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Current	$185	$172	($120)
Deferred	(43)	(23)	(9)

Provision for income taxes (benefit) from continuing operations	142	149	(129)
Provision for income taxes on discontinued operations	18	14	17
Deferred income tax provision on cumulative adjustment due to change in accounting principle	(11)

Total	$149	$163	($112)

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Deferred policy acquisition costs	$78	$125	$119
Investment valuation	48	42	(34)
Hedging	40	(13)	(1)
Partnership income	34	19	(20)
Low income housing tax credit carryover		74	(43)
Policyholder reserves	(61)	(113)	(29)
Interest in PIMCO (Note 4)	(203)	(147)	(8)
Other	15	(13)	8

Provision for deferred taxes	(49)	(26)	(8)
Deferrred taxes from discontinued operations	(5)	3	(1)
Deferred taxes on cumulative adjustment due to change in accounting principle	11

Provision for deferred taxes from continuing operations	($43)	($23)	($9)

PL-41

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$241	$195	($46)
State income taxes	1	11	3
Nontaxable investment income	(25)	(16)	(9)
Low income housing and foreign tax credits	(32)	(30)	(32)
Amounts related to prior periods	(42)	(10)	(39)
Change in state effective rate	(2)
Other	1	(1)	(6)

Provision for income taxes (benefit) from continuing operations	$142	$149	($129)

The net deferred tax liability, included in other liabilities as of December 31, 2004 and 2003, is comprised of the following tax effected temporary differences:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Policyholder reserves	$380	$319
Investment valuation	78	126
Deferred compensation	36	34
Retirement benefits	19	18
Dividends to policyholders	5	6
Other	4	13

Total deferred tax assets	522	516

Deferred tax liabilities:
DAC	(522)	(444)
Partnership income	(57)	(23)
Hedging	(43)	(3)
Interest in PIMCO (Note 4)	(37)	(240)
Depreciation	(18)	(10)

Total deferred tax liabilities	(677)	(720)

Net deferred tax liability from operations	(155)	(204)
Unrealized gain on derivatives and securities available for sale	(489)	(450)
Unrealized gain on interest in PIMCO (Note 4)	(77)	(129)
Minimum pension liability and other adjustments	4	2

Net deferred tax liability	($717)	($781)

PL-42

17.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. In addition, Annuities & Mutual Funds also offers the Pacific Funds, a multi-class, open-end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products. The group insurance segment (Note 6) is included in Corporate and Other as discontinued operations.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2004 and 2003, the Company had foreign investments of $5.9 billion and $5.2 billion, respectively.

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The following is segment information as of and for the year ended December 31, 2004:

			Annuities
	Life	Institutional	& Mutual	Broker-	Corporate
	Insurance	Products	Funds	Dealers	and Other	Total
	(In Millions)
REVENUES
Policy fees	$867	$3	$393			$1,263
Insurance premiums	(91)	195				104
Net investment income	730	821	224	$2	$58	1,835
Net realized investment gain (loss)	(11)	(25)	51		(13)	2
Net realized investment gain on interest in PIMCO					169	169
Commission revenue			4	806	(540)	270
Investment advisory fees	25		177	46		248
Other income		4	1	21	27	53

Total revenues	1,520	998	850	875	(299)	3,944

BENEFITS AND EXPENSES
Interest credited	539	425	161			1,125
Policy benefits	256	438	21			715
Commission expenses	253	4	262	742	(540)	721
Operating expenses	250	28	190	131	95	694

Total benefits and expenses	1,298	895	634	873	(445)	3,255

Income from continuing operations before provision for income taxes	222	103	216	2	146	689
Provision for income taxes	54	17	27	1	43	142

Income from continuing operations	168	86	189	1	103	547
Income from discontinued operations, net of taxes (Note 6)					33	33
Cumulative adjustment due to change in accounting principle, net of taxes	2		(21)			(19)

Net income	$170	$86	$168	$1	$136	$561

Total assets	$23,561	$15,665	$33,616	$176	$1,603	$74,621
DAC	1,322	76	1,880			3,278
Separate account assets	4,730	199	27,103			32,032
Policyholder and contract liabilities	16,647	13,339	4,576			34,562
Separate account liabilities	4,730	199	27,103			32,032

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The following is segment information as of and for the year ended December 31, 2003:

			Annuities
	Life	Institutional	& Mutual	Broker-	Corporate
	Insurance	Products	Funds	Dealers	and Other	Total
	(In Millions)
REVENUES
Policy fees	$644	$3	$285			$932
Insurance premiums	(76)	253				177
Net investment income	685	876	197	$1	$14	1,773
Net realized investment gain (loss)	(64)	(67)	(7)		59	(79)
Net realized investment gain on interest in PIMCO					327	327
Commission revenue			1	715	(496)	220
Investment advisory fees	21		117	36		174
Other income		4		24	28	56

Total revenues	1,210	1,069	593	776	(68)	3,580

BENEFITS AND EXPENSES
Interest credited	544	455	154			1,153
Policy benefits	253	499	18			770
Commission expenses	115	4	213	676	(496)	512
Operating expenses	187	20	160	100	121	588

Total benefits and expenses	1,099	978	545	776	(375)	3,023

Income from continuing operations before provision for income taxes	111	91	48		307	557
Provision for income taxes	9	11	1		128	149

Income from continuing operations	102	80	47	—	179	408
Income from discontinued operations, net of taxes (Note 6)					28	28

Net income	$102	$80	$47	$0	$207	$436

Total assets	$21,303	$14,911	$26,757	$114	$2,253	$65,338
DAC	1,197	73	1,547			2,817
Separate account assets	4,083	419	20,661			25,163
Policyholder and contract liabilities	15,315	12,765	4,651			32,731
Separate account liabilities	4,083	419	20,661			25,163

PL-45

The following is segment information for the year ended December 31, 2002:

			Annuities
	Life	Institutional	& Mutual	Broker-	Corporate
	Insurance	Products	Funds	Dealers	and Other	Total
	(In Millions)
REVENUES
Policy fees	$604	$3	$250			$857
Insurance premiums	(74)	191				117
Net investment income	668	806	119	$1	$74	1,668
Net realized investment loss	(83)	(71)	(11)		(104)	(269)
Commission revenue			1	576	(385)	192
Investment advisory fees	20		100	33		153
Other income	6	9	1	11	34	61

Total revenues	1,141	938	460	621	(381)	2,779

BENEFITS AND EXPENSES
Interest credited	530	459	94			1,083
Policy benefits	240	428	69			737
Commission expenses	116	7	222	534	(385)	494
Operating expenses	165	15	160	86	170	596

Total benefits and expenses	1,051	909	545	620	(215)	2,910

Income (loss) from continuing operations before provision for income taxes (benefit)	90	29	(85)	1	(166)	(131)
Provision for income taxes (benefit)	11	(3)	(34)		(103)	(129)

Income (loss) from continuing operations	79	32	(51)	1	(63)	(2)
Income from discontinued operations, net of taxes (Note 6)					31	31

Net income (loss)	$79	$32	($51)	$1	($32)	$29

18.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contract holders, and the Pacific Funds (Note 17). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $205 million, $141 million and $123 million for the years ended December 31, 2004, 2003 and 2002, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $3 million, $4 million and $4 million for the years ended December 31, 2004, 2003 and 2002, respectively.

As discussed in Note 5, Scottish was an affiliate of the Company through the first quarter of 2004. Included in insurance premiums are amounts ceded to subsidiaries of Scottish of $5 million, $16 million and $3 million for the quarter ended March 31, 2004 and the years ended December 31, 2003 and 2002, respectively.

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19.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments, primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2005	$555
2006 through 2009	382
2010 and thereafter	27

Total	$964

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $14 million, $13 million and $13 million for the years ended December 31, 2004, 2003 and 2002, respectively. Operating leases related to the sale of the group insurance segment business will be transferred to PacifiCare. Aggregate minimum future commitments, including $38 million related to discontinued operations, are as follows (In Millions):

Years Ending December 31:
2005	$20
2006 through 2009	48
2010 and thereafter	18

Total	$86

In connection with the operations of certain of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company has from time to time divested certain of its businesses. In connection with such divestitures, there may be lawsuits, claims and proceedings instituted or asserted against the Company related to the period that the businesses were owned by the Company or pursuant to indemnifications provided by the Company in connection with the respective transactions, with terms that range in duration and often are not explicitly defined. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters and, therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company provides routine indemnifications relating to lease agreements. Currently, the Company has several such agreements in place with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

For all derivative contracts with a counterparty, the Company enters into master agreements that may include a termination event clause associated with the Company’s credit rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with

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payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2004, the Company did not approach the specified level.

The Company operates in a business environment, which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities is not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, the Company does not anticipate nonperformance by the counterparties. The Company determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives, which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

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STATEMENT OF ADDITIONAL INFORMATION

PACIFIC PORTFOLIOS FOR CHASE

SEPARATE ACCOUNT A

dated May 1, 2005

Pacific Portfolios (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2005, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

The optional Stepped-Up Death Benefit Rider (“SDBR”) is only available for Contracts issued after February 1, 2005. The GIA 5 Rider is only available until the GIA Plus Rider is available in your state. Accordingly, all references to the GIA 5 and SDBR Riders are subject to this disclosure.

Pacific Life Insurance Company

Mailing address: P.O. Box 7187
Pasadena, CA 91109-7187

(800) 722-2333

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PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, asset-based Administrative Fee, and deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or other taxes, charges for any optional Rider, any non-recurring fees or charges, or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) - 1

where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

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Total returns may also be shown for the same periods that do not take into account the withdrawal charge, the Annual Fee, any increase in the Risk Charge for an optional Death Benefit Rider or any charges associated with an optional Rider.

Non-Standardized Total Returns

We may also calculate non-standard total returns which may or may not reflect any Annual Fee, and/or withdrawal charges, increases in Risk Charges, or any charges for premium taxes and/or any other taxes, or any charge for an optional Rider, and any non-recurring fees or charges. Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will he slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or other taxes, any charge for an optional Rider, or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $45,000.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the Portfolio attributable to the Subaccount.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
	d	=	the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), but does not reflect any withdrawal charge, charge for applicable premium taxes and/or other taxes, any charge for an optional Rider, or any non-recurring fees or charges.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Pacific Select Fund or One Group Investment Trust allocated to

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each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), the Variable Annuity Research and Data Service (“VARDS®”) or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. VARDS® rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS® rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS® prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and, Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increase in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income taxes. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 33%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average

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daily account value), the Annual Fee (equal to $40 per year if your Net Contract Value is less than $50,000), or for optional Riders (equal to a maximum annual rate ranging from 0.25% to 1.20% of average daily account value), and any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Pacific Select Fund or JPMorgan Investment Trust. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 7% of the mount withdrawn attributable to Purchase Payments that are two years old, 6% of the amount withdrawn attributable to Purchase Payments that are three years old, 5% of the amount withdrawn attributable to Purchase Payments that are four years old, 3% of the amount withdrawn attributable to Purchase Payments that are five years old, and 1% of the amount withdrawn attributable to Purchase Payments that are six years old, The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increase by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least 7 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than seven years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 33% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 33%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into a selling agreement with the broker-dealer whose registered representatives are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2004 with regard to this Contract was $28,256,734, of which $0 was retained.

PSD or an affiliate pays various sales compensation to the broker dealer that solicits applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally he compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, the broker-dealer that solicits applications for Contracts may he paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your registered representative or broker-dealer.

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In addition to the Purchase Payment-based and trail commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Contracts by the broker-dealer. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.30% and trailing compensation based on Account Value generally does not exceed 0.0% on an annual basis. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealer that receives such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Contracts.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may he more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract over other investment options. You may ask your registered representative about these conflicts of interest and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund (“the Fund”), and spouses/guests of the foregoing. The Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Fund pays for the expenses of the meetings of its Board of Trustees, including the pro-rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Fund’s Distributor.

THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

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where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate equal to 1.25% annually and the Administrative Charge at a rate equal to 0.15% annually (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to he paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Variable Investment Option and any fixed option in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, optional Rider Charges and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

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You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table’s implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally he less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for

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that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 1.05	= 1; 1 - 1 = 0; 0 × 100% = 0%.

If the net investment performance of a Subaccount’s assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value;

1.026 1.05	= 0.9771; 0.9771 - 1 = -0.0229; -0.0229 × 100% = -2.29%.

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decrease in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

If variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return, any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see the CHARGES, FEES AND DEDUCTIONS — Withdrawal Charge section in the Prospectus). For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 4 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 5, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 5 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $300, the withdrawal charge for the partial redemption will be $141 (($5,000 - $300) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

The variable payment amount we use in calculating the present value is determined by summing an amount for each Subaccount, which we calculate by multiplying your Subaccount Annuity Units by the Annuity Unit Value next computed after we receive your redemption request. This variable payment amount is then discounted at the assumed investment return from each future Annuity Payment date that falls within the

9

payment guaranteed period. The sum of these discounted remaining variable payment amounts is the present value of remaining guaranteed variable payments.

If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption. Any annuity payments that are to be made after the payment guaranteed period will not change.

If you elect to redeem a portion of the remaining guaranteed variable payments in a single sum, we will reduce the number of Annuity Units for each Subaccount by the same percentage as the partial redemption value bears to the amount available upon a full redemption.

Redemption of remaining guaranteed variable payments will not affect the amount of any fixed annuity payments.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The GIO’s or any fixed option(s) (if available) are not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Money Market Subaccount. You may not use dollar cost averaging and the earnings sweep at the same time. The

10

systematic transfer options are not available after you annuitize and are subject to the same requirements and restrictions as non-systematic transfers.

The GIO’s or any fixed option(s) may not be used as the target Investment Option under any systematic transfer programs. In addition, the GIO’s may not be used as a source Investment Option under any systematic transfer programs.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any Investment Option (excluding any GIOs) as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

•	your request to stop dollar cost averaging is effective, or

•	your source Account Value is zero, or

•	you annuitize.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annihilation. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount’s investment results will shift this

11

balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to the Money Market Subaccount (the “sweep option”) to one or more other Investment Options (your “target option(s)”). The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

You may not use the earnings sweep, DCA Plus or dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below my minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar mount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or

12

more specific fixed options or Variable Investment Options. If you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $l,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant’s death (or, if applicable, the Contract Owner’s death) and instructions regarding payment. Any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

On your Annuity Date, if your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse.

1035 Exchanges

You may make your initial or an additional Investment through an exchange of an existing annuity contract (a 1035 exchange). The exchange can be effected by completing the Transfer/ Exchange form, indicating in the appropriate section that you are making a 1035 exchange. The form is available by calling your representative or by calling us at 1-800-722-2333. Once completed, the form should be mailed to us, along with the annuity contract you are exchanging. If you are making an initial Investment, a completed contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity contract for another annuity contract. Under Revenue Ruling 2002-75, a 1035 exchange is now valid whether the exchange is made into a new or pre-existing annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

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Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Separate Account A as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2004. Pacific Life’s consolidated financial statements as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 are set forth beginning on the next page. These financial statements should he considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Pacific Life as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 have been audited by Deloitte & Touche LLP, 695 Town Center Dr., Costa Mesa, CA 92626, an independent registered public accounting firm, as stated in their report appearing herein.

14

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain non-traditional long-duration contracts in 2004.

DELOITTE & TOUCHE LLP

Costa Mesa, CA
March 10, 2005

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2004	2003

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$25,861	$23,313
Equity securities available for sale, at estimated fair value	372	184
Trading securities, at estimated fair value	226	306
Mortgage loans	3,286	3,811
Real estate	134	168
Policy loans	5,629	5,407
Interest in PIMCO (Note 4)	606	1,089
Other investments	1,175	1,185

TOTAL INVESTMENTS	37,289	35,463
Cash and cash equivalents	836	496
Deferred policy acquisition costs	3,278	2,817
Accrued investment income	411	411
Other assets	775	988
Separate account assets	32,032	25,163

TOTAL ASSETS	$74,621	$65,338

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$29,652	$27,921
Future policy benefits	4,910	4,810
Short-term and long-term debt	176	275
Group insurance segment liabilities (Note 6)	181	247
Other liabilities	1,830	1,620
Separate account liabilities	32,032	25,163

TOTAL LIABILITIES	68,781	60,036

Commitments and contingencies (Note 19)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	497	500
Unearned ESOP shares	(17)	(29)
Retained earnings	4,297	3,736
Accumulated other comprehensive income	1,033	1,065

TOTAL STOCKHOLDER’S EQUITY	5,840	5,302

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$74,621	$65,338

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
REVENUES
Policy fees	$1,263	$932	$857
Insurance premiums	104	177	117
Net investment income	1,835	1,773	1,668
Net realized investment gain (loss)	2	(79)	(269)
Net realized investment gain on interest in PIMCO (Note 4)	169	327
Commission revenue	270	220	192
Investment advisory fees	248	174	153
Other income	53	56	61

TOTAL REVENUES	3,944	3,580	2,779

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,125	1,153	1,083
Policy benefits paid or provided	715	770	737
Commission expenses	721	512	494
Operating expenses	694	588	596

TOTAL BENEFITS AND EXPENSES	3,255	3,023	2,910

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	689	557	(131)
Provision for income taxes (benefit)	142	149	(129)

INCOME (LOSS) FROM CONTINUING OPERATIONS	547	408	(2)
Income from discontinued operations, net of taxes (Note 6)	33	28	31
Cumulative adjustment due to change in accounting principle, net of taxes	(19)

NET INCOME	$561	$436	$29

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)

					Unrealized
					Gain on	Minimum	Unrealized
					Derivatives	Pension	Gain on
			Unearned		and Securities	Liability	Interest in
	Common	Paid-in	ESOP	Retained	Available for	Adjustment	PIMCO, Net
	Stock	Capital	Shares	Earnings	Sale, Net	and Other, Net	(Note 4)	Total

	(In Millions)
BALANCES, JANUARY 1, 2002	$30	$151	($3)	$3,271	$82		$188	$3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	($44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	30	153	(42)	3,300	407	(44)	413	4,217
Comprehensive income:
Net income				436				436
Other comprehensive income (loss)					428	41	(180)	289

Total comprehensive income								725
Capital contribution		350						350
Allocation of unearned ESOP shares		(2)	13					11
Other equity adjustments		(1)						(1)

BALANCES, DECEMBER 31, 2003	30	500	(29)	3,736	835	(3)	233	5,302
Comprehensive income:
Net income				561				561
Other comprehensive income (loss)					74	(5)	(101)	(32)

Total comprehensive income								529
Allocation of unearned ESOP shares		(1)	12					11
Other equity adjustments		(2)						(2)

BALANCES, DECEMBER 31, 2004	$30	$497	($17)	$4,297	$909	($8)	$132	$5,840

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	$528	$408	($2)
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(75)	(60)	(81)
Depreciation and other amortization	37	43	36
Deferred income taxes	(54)	(23)	(9)
Net realized investment (gain) loss	(2)	79	269
Net realized investment gain on interest in PIMCO	(169)	(327)
Net change in deferred policy acquisition costs	(376)	(558)	(264)
Interest credited to policyholder account balances	1,125	1,153	1,083
Change in trading securities	80	266	(114)
Change in accrued investment income		20	(54)
Change in future policy benefits	76	283	224
Change in other assets and liabilities	438	196	29

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	1,608	1,480	1,117
Net cash provided by (used in) operating activities of discontinued operations (Note 6)	(28)	(1)	44

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,580	1,479	1,161

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,020)	(7,309)	(6,228)
Sales	1,133	2,143	921
Maturities and repayments	2,223	2,881	2,155
Repayments of mortgage loans	1,833	584	315
Proceeds from sales of real estate	41	5	28
Purchases of mortgage loans and real estate	(1,299)	(1,175)	(500)
Change in policy loans	(222)	(292)	(216)
Sale of interest in PIMCO (Note 4)	500	999
Other investing activity, net	611	201	403

NET CASH USED IN INVESTING ACTIVITIES	(1,200)	(1,963)	(3,122)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2004	2003	2002

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$5,633	$5,842	$6,820
Withdrawals	(5,575)	(5,604)	(4,787)
Short-term and long-term debt:
Net change in short-term debt	(109)	(200)	50
Payments of long-term debt			(14)
Capital contribution		350
Purchase of ESOP note			(46)
Allocation of unearned ESOP shares	11	11	9

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(40)	399	2,032

Net change in cash and cash equivalents	340	(85)	71
Cash and cash equivalents, beginning of year	496	581	510

CASH AND CASH EQUIVALENTS, END OF YEAR	$836	$496	$581

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid	$129	$102	$11
Interest paid	$13	$29	$20

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

From time to time, insurance companies review their states of legal domicile. Many factors are involved in this review including a state’s premium tax rate. Because state imposed premium taxes are generally based on the higher of the domiciliary state’s premium tax rate or the local state rate, insurers domiciled in high tax rate states pay a substantial retaliatory tax to states where the business is originated. After consideration of this and other factors, Pacific Life’s management has determined to pursue redomesticating Pacific Life from the State of California to the State of Nebraska. This determination is subject to regulatory approvals upon the filing of required applications. Management believes that such a redomestication is in the best interests of Pacific Life and its policyholders.

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses, and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) created after February 1, 2003, of which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $34 million and $1 million as of December 31, 2004 and 2003, respectively. Included in operating expenses is the minority interest share of net income (loss) was zero, $1 million and ($1) million for the years ended December 31, 2004, 2003 and 2002, respectively.

Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements materially differ from those filed with regulatory authorities
(Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation and liabilities for future policy benefits. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2004 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2004, the Company adopted Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts. SOP 03-1

addresses: 1) separate account presentation; 2) accounting for an insurance company’s proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits (GMDB) and annuitization benefits; and 5) accounting for sales inducements. In September 2004, the AICPA subsequently issued a Technical Practice Aid (TPA), which contains interpretive guidance on applying certain provisions of SOP 03-1. The interpretive guidance has been incorporated into the adoption of SOP 03-1.

Separate account assets and liabilities represent funds segregated for the benefit of certain contract holders who bear the investment risk. The Company’s current accounting is consistent with the provisions of SOP 03-1 relating to separate account reporting. For example, separate account assets and liabilities are equal and reported at fair value, and the Company does not have any current investments in separate accounts. Also, policyholder deposits and withdrawals, investment income and related realized investment gains and losses are excluded from the amounts reported in the consolidated statements of operations, and fees charged on contract holder deposits and balances are included in revenues as policy fees and investment advisory fees. The adoption of these provisions of SOP 03-1 did not impact the Company’s consolidated financial statements.

Certain variable annuity (VA) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including GMDB and guaranteed living income benefits (GLIB). A liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensate the insurance enterprise for benefits to be provided in future periods. The Company has historically established GMDB reserves and recorded a liability of $32 million as of December 31, 2003. There were no GLIB reserves established as of December 31, 2003. Upon the adoption of SOP 03-1, these reserves were increased by $24 million, with the GMDB reserve increased by $17 million to $49 million and the GLIB reserve was established at $7 million. Additionally, the present value of estimated gross profits underlying the VA DAC calculation was revised for the requirements of SOP 03-1, resulting in a $10 million reduction of the VA DAC asset.

Certain universal life (UL) and variable universal life (VUL) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from the insurance benefit, including policy death benefits, no lapse guarantee riders (NLGR) and related reinsurance ceded coverages. A liability, net of reinsurance ceded, is required in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. The Company has historically established a reserve for reinsurance cost on one life reinsurance agreement and recorded a liability of $37 million as of December 31, 2003. Upon the adoption of SOP 03-1, the reserve was decreased by $4 million. There were no NLGR or annuitization reserves established as of December 31, 2003. Upon adoption of SOP 03-1, reserves totaling $0.2 million for the NLGR insurance benefits and $0.1 million for annuitization were established. Additionally, the present value of estimated gross profits underlying the Company’s UL and VUL DAC calculation was not impacted and there was no resulting DAC impact.

Certain in force UL contracts have bonus interest features. None of these contract bonus interest features met the specific sales inducement criteria established in SOP 03-1. Therefore, the Company’s existing practice of accruing a bonus interest liability ratably over the period during which the bonus is earned up to the time it is credited to the contract holder account balance has been continued without modification.

As a result of the adoption of SOP 03-1, the Company recorded a decrease in net income of $19 million, net of tax, as a cumulative adjustment due to a change in accounting principle for the year ended December 31, 2004.

In March 2004, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 03-16, Accounting for Investments in Limited Liability Companies. EITF Issue No. 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a non-controlling investment should be accounted for using the cost method or the equity method of accounting. EITF Issue No. 03-16, which was effective in the third quarter of 2004, did not have a material impact on the Company’s consolidated financial statements.

On May 19, 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) Financial Accounting Standard (FAS) 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. FSP FAS 106-2 provides accounting guidance for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act). FSP FAS 106-2 applies to sponsors of defined benefit postretirement health care plans for which a sponsor has concluded that prescription drug benefits available under the plan are actuarially equivalent to Medicare Part D and accordingly qualify for the subsidy under the Act (Medicare Subsidy). Adoption of the Act, which was effective December 31, 2004, did not have a material impact on the Company’s consolidated financial statements (Note 15).

On June 18, 2004, the FASB issued FSP FAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability. The implementation of SOP 03-1 has raised questions in practice regarding the interpretation of Statement of Financial Accounting Standard (SFAS) No. 97, concerning when it is appropriate to recognize an unearned revenue reserve. FSP FAS 97-1 became effective in the third quarter of 2004. The Company’s current method of establishing an unearned revenue reserve is in compliance with the requirements of FSP FAS 97-1 and adoption had no impact on the Company’s consolidated financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In November 2003, the FASB Task Force reached a partial consensus under EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. This EITF required certain quantitative and qualitative disclosures for securities accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, which are impaired at the statement of financial condition date but for which an other than temporary impairment has not been recognized. The portions of this EITF on which consensus was reached were effective for financial statements for fiscal years ending after December 15, 2003. Effective December 31, 2003, the required disclosures were included in the notes to consolidated financial statements. The portions of this EITF on which consensus was not reached are not yet final. EITF Issue No. 03-1 provides more specific guidelines related to SFAS No. 115 regarding when impairments need to be recognized through the statement of operations, as well as on the statement of financial condition. EITF Issue No. 03-1 addresses whether a change in the interpretation of temporary impairments due to interest rate and credit spread moves is appropriate. Under EITF Issue No. 03-1, companies that do not have the ability and intent to hold an asset with unrealized losses until recovery of fair value would be required to impair the asset. Impaired losses would flow through net income and accretion on the impaired assets would be recognized in investment income in later periods. Currently, the FASB is considering whether a materiality threshold for recognizing impairment may be appropriate. The effective date for EITF Issue No. 03-1 has been delayed until this determination is made. The Company is monitoring the FASB discussions relating to the recognition of investment impairment and currently is unable to determine the impact of EITF Issue No. 03-1 on its consolidated financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46). FIN 46 addresses whether certain types of entities, referred to as variable interest entities (VIE), should be consolidated in the Company’s consolidated financial statements. A VIE is an entity in which the equity investors lack certain essential characteristics of a controlling financial interest or that lacks sufficient equity to finance its own activities without financial support provided by other entities. A company is considered the primary beneficiary and must consolidate a VIE if it has a variable interest that will absorb a majority of the expected losses if they occur, receive a majority of the entity’s expected returns, or both. In December 2003, the FASB issued FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R). FIN 46R replaced FIN 46 to clarify and revise a number of key elements of FIN 46, including the definition of VIE and the treatment of fees paid to decision makers.

The provisions of FIN 46R are to be applied immediately to VIEs created after December 31, 2003. The consolidation requirements for the Company’s VIEs, created prior to December 31, 2003, will apply in the fiscal year beginning January 1, 2005. The Company has determined that it is the primary beneficiary of a Collateralized Debt Obligation (CDO) of high-yield debt securities that it sponsored in 1998. The Company is the collateral manager and a beneficial interest holder in such transaction. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in net investment income as earned. The collateral management fees were insignificant for each of the years ended December 31, 2004, 2003 and 2002. The assets, liabilities and carrying value of the CDO as of December 31, 2004 are $72 million, $65 million and $6 million, respectively. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

In accordance with the transition provisions of FIN 46R, the Company estimates it may increase assets $65 million, liabilities $65 million, accumulated other comprehensive income $5 million and record a pre-tax loss of $5 million upon the adoption of FIN 46R in 2005. This loss would be a non economic loss that is anticipated to reverse into income at the termination of the VIE.

The Company has a significant variable interest in Aviation Capital Group Trust (Aviation Trust). Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored Aviation Trust, a financial asset securitization of aircraft in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. The assets, liabilities and carrying amount of the Aviation Trust as of December 31, 2004 are $597 million, $607 million and $10 million, respectively. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20. The Company has also issued a $30 million funding agreement to Aviation Trust as of December 31, 2004.

The Aviation Trust and CDO are not currently consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDO, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDO is non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Accrual of income is suspended for fixed maturity securities when receipt of interest payments is in doubt.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows.

The following table identifies the estimated fair value of fixed maturity securities by pricing sources.

	December 31, 2004		December 31, 2003

	Fixed Maturities	% of Total	Fixed Maturities	% of Total
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value

	(In Millions)
Independent market quotations	$17,077	66.0%	$13,907	59.6%
Matrix-priced	5,523	21.4%	5,953	25.5%
Broker quotations	2,647	10.2%	2,367	10.2%
Other methods	614	2.4%	1,086	4.7%

	$25,861	100.0%	$23,313	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of five years as of December 31, 2004 and 2003.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer

Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company includes other than temporary impairment write-downs in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $18 million was included in net realized investment gain (loss) from this transfer.

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Other investments primarily consist of partnership and joint ventures, derivative instruments, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $24 million, $25 million and $26 million for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company may loan securities in connection with its securities lending program administered by an authorized financial institution. The Company receives collateral in an amount equal to 102% of the estimated fair value of the loaned securities. The collateral pledged is restricted and not available for general use.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2004 and 2003, the carrying value of DAC was $3.3 billion and $2.8 billion, respectively (Note 7).

For universal life, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Regular evaluations of EGPs are made to determine if actual experience or other evidence suggests that modeling assumptions should be revised. Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, interest spreads and mortality margins. Of these assumptions, the Company anticipates that investment returns are most likely to impact the rate of DAC amortization for variable annuities. For life insurance, deviations in any of the significant assumptions may impact DAC amortization. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. Revisions to the assumptions could also result in an impairment of DAC and a charge to expense if the present value of EGPs is less than the outstanding DAC balance as of the valuation date. All critical assumptions utilized to develop EGPs are routinely evaluated and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. Capitalized sales inducements were $419 million and $382 million as of December 31, 2004 and 2003, respectively.

Value of business acquired (VOBA), included as part of DAC, represents the capitalized value relating to insurance contracts in force at the date of acquisition. Amortization of the VOBA on a block of single premium immediate and deferred annuities is calculated in proportion to the run-off in contract benefit reserves over the life of the contracts. Amortization of the VOBA on a block of universal life contracts is calculated over the expected life of the policies in proportion to the present value of EGPs from such policies. The VOBA balance was $86 million and $90 million as of December 31, 2004 and 2003, respectively.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on universal life and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 2.0% to 8.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.5% to 11.0%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods are recorded as unearned revenue reserves. The unearned revenue is recognized in income over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

Dividends to policyholders are accrued based on dividend formulas approved by the Pacific Life Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2004 and 2003, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Commission revenue from the Company’s broker-dealer subsidiaries is generally recorded on the trade date. Related commission expense is recorded when incurred.

Investment advisory fees are primarily fees earned from the Pacific Select Fund, the investment vehicle provided to the Company’s variable universal life and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and is recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. However, on certain separate account products, the Company does contractually guarantee either a minimum return or account value, for which liabilities have been recorded in future policy benefits. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 12, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as compared to the amounts reported as stockholder’s equity and net income from these consolidated financial statements prepared in accordance with U.S. GAAP:

	December 31,
	2004	2003

	(In Millions)
Statutory capital and surplus	$2,814	$2,359
Deferred policy acquisition costs	3,278	2,817
Accumulated other comprehensive income	1,033	1,065
Non-admitted assets	399	332
Asset valuation reserve	311	436
Surplus notes	(150)	(150)
Deferred income taxes	(438)	(418)
Insurance and annuity reserves	(1,355)	(1,104)
Other	(52)	(35)

Stockholder’s equity as reported herein	$5,840	$5,302

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Statutory net income	$508	$277	$13
Deferred policy acquisition costs	376	558	264
Deferred income taxes	75	(121)	4
Partnerships and joint ventures	62	(7)	(40)
Derivatives	41	17	12
Asset-backed securities valuation differences	31	(23)	(60)
Statutory expense of minimum pension liability adjustment			81
Insurance and annuity reserves	(229)	(464)	58
Earnings of subsidiaries	(364)	125	(301)
Other	61	74	(2)

Net income as reported herein	$561	$436	$29

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2004 and 2003, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous year, without prior approval from the CA DOI. Based on this limitation and 2004 statutory results, Pacific Life could pay Pacific LifeCorp $597 million in dividends in 2005 without prior regulatory approval. No dividends were paid during 2004, 2003 and 2002.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2004 statutory results, PL&A could pay $31 million in dividends to Pacific Life in 2005 without prior regulatory approval. No dividends were paid during 2004, 2003 and 2002.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $290 million and $292 million as of December 31, 2004 and 2003, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $314 million and $317 million as of December 31, 2004 and 2003, respectively. The contribution to income from the Closed Block amounted to $2 million, $2 million and $5 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2004, 2003 and 2002, respectively.

4.	INTEREST IN PIMCO

The Company owns a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America L.P., formerly Allianz Dresdner Asset Management of America L.P. PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO other than those beneficially owned by the Company. In connection with this transaction, the Company exchanged its prior ownership interest for a new security, PIMCO Class E limited partnership units. The interest in PIMCO is subject to a Continuing Investment Agreement with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively. The option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments provide for monthly put and/or call options, limited to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company can also put, or Allianz can also call, all of the interest in PIMCO held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The per unit value as of December 31, 2004 and 2003 was $574,004 and $562,964, respectively. The per unit value is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions are dependent on the performance of PIMCO and will be subject to certain limitations as defined in the agreements. Distributions, which are included in net investment income, totaled $40 million, $89 million and $156 million for the years ended December 31, 2004, 2003 and 2002, respectively.

During the year ended December 31, 2004, Allianz exercised two call options of $250 million each to purchase approximately $500 million of the Company’s interest in PIMCO. The pre-tax realized investment gain for the year ended December 31, 2004 was $169 million. During the year ended December 31, 2003, the Company exercised four put options of $250 million each to sell approximately $1 billion of its interest in PIMCO to Allianz. The pre-tax realized investment gain for the year ended December 31, 2003 was $327 million.

5.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On September 9, 2004, Pacific Life acquired a 49.7% common stock ownership in Asset Management Finance Corporation (AMFC), a financial advisor for investment management firms, for $40 million. In connection with this transaction, Pacific Life has a commitment to fund an additional $20 million in subordinated debt during 2005. Pacific Life was determined to be the primary beneficiary of the VIE, and AMFC was included in the consolidated financial statements as of the transaction date. As of December 31, 2004, assets consolidated from the VIE totaled $67 million. Liabilities consolidated from the VIE totaled $2 million as of December 31, 2004. Included in other income and operating expenses from the VIE was $0.5 million and $2.5 million, respectively, for the year ended December 31, 2004.

Effective April 1, 2004, Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life, purchased from Pacific LifeCorp, its wholly owned broker-dealer subsidiary, M.L. Stern & Co., LLC (MLS). As of the transaction date, MLS’s assets and liabilities of $37 million and $25 million, respectively, were included in the consolidated financial statements of the Company. The purchase price of $12 million was based on MLS’s after tax book value. In accordance with SFAS No. 141, Business Combinations, since this transaction is between entities under common control, as the receiving entity, Pacific Life is required to report the consolidated results of operations of MLS as though the transfer of net assets had occurred at the beginning of the period. Accordingly, MLS’s consolidated statement of operations is included in the Company’s consolidated statement of operations for the years ended December 31, 2004, 2003 and 2002, respectively, after elimination of intercompany transactions.

In October 2002, a transaction was closed whereby PSD acquired a 45% ownership in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer. The purchase price of $4 million was primarily recorded as goodwill. In March 2003, PSD increased its ownership in Waterstone to 62% for a purchase price of $1 million and began including Waterstone in the Company’s consolidated financial statements. Prior to this increased ownership, Waterstone was accounted for under the equity method.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Re Group Limited, formerly Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public.

In July 2003, the Company sold approximately 34% of its common stock ownership in Scottish for $30 million and recognized an after tax gain of $2 million during the year ended December 31, 2003. In addition, Scottish issued additional shares to the public further reducing the Company’s common stock ownership interest to 8.5% as of December 31, 2003. The Company accounted for its investment in Scottish on the equity method until March 31, 2004, as it continued to hold two of the nine board positions on the Scottish Board of Directors. During the second quarter of 2004, the Company resigned one of the two positions and changed its method of accounting for Scottish to the cost method.

6.	DISCONTINUED OPERATIONS

On November 29, 2004, the Company signed a definitive agreement (Agreement) to sell its group insurance segment business to PacifiCare Health Systems, Inc. (PacifiCare). The proposed transaction is structured as a coinsurance arrangement that is expected to close in early 2005, contingent upon certain closing conditions, including required regulatory approvals. After the transaction closes, the Company will cede to PacifiCare future premiums received for its existing group insurance segment business and PacifiCare will assume future claim liabilities. Group insurance segment liabilities as of the closing date will not be reinsured. PacifiCare will also obtain renewal rights for the existing business as of the closing date.

Operating results of discontinued operations, relating to the group insurance segment, were as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Revenues	$814	$990	$969
Benefits and expenses	763	948	921

Income from discontinued operations	51	42	48
Provision for income taxes	18	14	17

Income from discontinued operations, net of tax	$33	$28	$31

Fixed assets related to discontinued operations, which will transfer to PacifiCare, were $6 million as of December 31, 2004 and 2003.

Although the purchase price is contingent upon certain factors, as defined in the Agreement, the Company does not anticipate incurring a net loss as a result of this transaction.

The group insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third-party administrators.

Group insurance segment liabilities consist of future policy benefits, such as reserves for group health and group life, of $139 million and $203 million, and other liabilities of $42 million and $44 million as of December 31, 2004 and 2003, respectively.

Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on the Company’s historical claims development patterns and other actuarial assumptions. Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods.

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Balance, January 1	$2,817	$2,261	$2,113

Additions:
Capitalized during the year	868	821	573

Amortization:
Allocated to commission expenses	(373)	(210)	(232)
Allocated to operating expenses	(119)	(53)	(77)

Total amortization	(492)	(263)	(309)

Allocated to OCI net unrealized (gains) losses	85	(2)	(116)

Balance, December 31	$3,278	$2,817	$2,261

During the year ended December 31, 2004, the Company revised certain assumptions related to the model used to calculate the present value of EGPs relating to its variable annuity products. This resulted in a decrease to DAC amortization expense of $15 million, net of taxes.

During the year ended December 31, 2002, the Company recorded a pre-tax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration during 2002 of the equity markets and the Company’s decision in 2002 to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments in the separate accounts supporting its variable annuity products from 9.0% to 7.75%.

8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$255	$6	$6	$255
Obligations of states and political subdivisions	1,148	223	6	1,365
Foreign governments	445	51	15	481
Corporate securities	14,914	1,046	51	15,909
Mortgage-backed and asset-backed securities	7,597	279	49	7,827
Redeemable preferred stock	21	3		24

Total fixed maturity securities	$24,380	$1,608	$127	$25,861

Total equity securities	$311	$61		$372

As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$333	$5	$19	$319
Obligations of states and political subdivisions	1,080	181	6	1,255
Foreign governments	384	49	11	422
Corporate securities	14,383	1,182	59	15,506
Mortgage-backed and asset-backed securities	5,603	286	83	5,806
Redeemable preferred stock	5			5

Total fixed maturity securities	$21,788	$1,703	$178	$23,313

Total equity securities	$162	$25	$3	$184

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2004, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,169	$33	$2	$1,200
Due after one year through five years	6,668	360	22	7,006
Due after five years through ten years	4,749	371	20	5,100
Due after ten years	4,197	565	34	4,728

	16,783	1,329	78	18,034

Mortgage-backed and asset-backed securities	7,597	279	49	7,827

Total	$24,380	$1,608	$127	$25,861

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and equity securities, excluding securities accounted for under EITF Issue No. 99-20, where the estimated fair value had declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	5	$144	($6)
Obligations of states and political subdivisions	20	116	(5)
Foreign governments	6	44	(15)
Corporate securities	251	2,487	(50)
Federal agency mortgage-backed securities	202	2,676	(29)

Total fixed maturity securities	484	5,467	(105)
Total equity securities	26	62	(15)

Total	510	$5,529	($120)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies				5	$144	($6)
Obligations of states and political subdivisions	9	$20	($1)	11	96	(4)
Foreign governments	4	18	(1)	2	26	(14)
Corporate securities	210	2,095	(30)	41	392	(20)
Federal agency mortgage-backed securities	177	2,571	(26)	25	105	(3)

Total fixed maturity securities	400	4,704	(58)	84	763	(47)
Total equity securities				26	62	(15)

Total	400	$4,704	($58)	110	$825	($62)

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	11	79	(11)
Corporate securities	214	1,719	(53)
Federal agency mortgage-backed securities	3	39

Total fixed maturity securities	257	2,173	(89)
Total equity securities	65	73	(26)

Total	322	$2,246	($115)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	8	52	(1)	3	$27	($10)
Corporate securities	183	1,481	(40)	31	238	(13)
Federal agency mortgage-backed securities	3	39

Total fixed maturity securities	223	1,908	(66)	34	265	(23)
Total equity securities	17	7	(1)	48	66	(25)

Total	240	$1,915	($67)	82	$331	($48)

As of December 31, 2004, the Company holds five fixed maturity securities with an unrealized loss greater than 20% of their net carrying amount. The net carrying amount and unrealized loss of these five securities is $44 million and $15 million, respectively. The securities primarily represent investments in a foreign central bank. The Company has evaluated the temporarily impaired securities and concluded after assessing the credit quality of the underlying security (Note 1) that amounts recorded are fully recoverable. The Company has the ability and intent to hold the securities until recovery.

    Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Fixed maturity securities	$1,334	$1,289	$1,184
Equity securities	10	6	7
Mortgage loans	234	197	181
Real estate	32	32	34
Policy loans	187	200	203
Other	133	154	173

Gross investment income	1,930	1,878	1,782
Investment expense	95	105	114

Net investment income	$1,835	$1,773	$1,668

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $62 million, $55 million and $11 million as of December 31, 2004, 2003 and 2002, respectively.

    The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$49	$40	$18
Gross losses on sales	(24)	(57)	(48)
Other than temporary impairments	(86)	(135)	(209)
Other	13	2	21

Total fixed maturity securities	(48)	(150)	(218)

Equity securities:
Gross gains on sales	6	7	5
Gross losses on sales	(1)		(4)
Other than temporary impairments	(1)	(4)	(25)
Other	1	1

Total equity securities	5	4	(24)

Mortgage loans	(5)	(3)	(3)
Real estate	5	(3)	5
Derivatives	46	8	8
Other investments	(1)	65	(37)

Total	$2	($79)	($269)

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Available for sale securities:
Fixed maturity	($44)	$552	$734
Equity	39	14	(3)

Total	($5)	$566	$731

Trading securities	($3)	$53	($18)

The cumulative unrealized gain on trading securities held as of December 31, 2004 and 2003, was $18 million and $21 million, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2004 and 2003, totaled $17 million and $5 million, respectively.

As of December 31, 2004 and 2003, fixed maturity securities of $14 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO (Note 4) exceeds 10% of total stockholder’s equity as of December 31, 2004.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2004, $784 million, $323 million, $316 million, $205 million and $201 million were located in California, Texas, Michigan, North Carolina and Arizona, respectively. As of December 31, 2004, $162 million was located in Canada.

The Company had a mortgage loan general valuation allowance of $26 million as of December 31, 2004 and 2003. During the year ended December 31, 2004, the Company received a discounted loan payoff that resulted in a direct write-down of $5 million. Additionally during 2004, one mortgage loan with a balance of $6 million was foreclosed and transferred to real estate. This real estate investment was subsequently sold in 2004, resulting in a $1 million gain. During the year ended December 31, 2003, the Company recorded a specific valuation allowance of $3 million on two mortgage loans. This was in addition to a specific valuation allowance of $4 million that had been established on one of the mortgage loans during the year ended December 31, 2002. During 2003, these mortgage loans were foreclosed and transferred to real estate at a value of $28 million.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2004 or 2003.

There were no real estate write-downs during the year ended December 31, 2004. During the year ended December 31, 2003, one real estate investment, with a balance of $27 million, was considered impaired and written down by $4 million. During the year ended December 31, 2002, one real estate investment with a balance of $6 million was considered impaired and written down by $1 million. Goodwill related to the acquisition of real estate property, acquired through a limited liability company, was considered impaired due to the negative impact of the economy on property performance and written down $5 million during the year ended December 31, 2003.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments, including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques, including Value-at-Risk, regression analysis, and cumulative dollar offset. In certain circumstances, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The following table is a reconciliation of the notional amount by derivative type and hedging strategy:

	December 31,			December 31,
	2003	Additions	Terminations	2004
	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$9,078	$2,886	$2,008	$9,956
Interest rate swaps	807	238	379	666
Forward starting interest rate swap agreements	200	725	100	825
Other	130	97	181	46

	10,215	3,946	2,668	11,493

Fair value hedges:
Interest rate swaps	350	655	55	950
Credit default swaps	50	100		150
Other	43			43

	443	755	55	1,143

Derivatives not designated as hedging instruments:
Variable annuity riders	3,423	3,179		6,602
Synthetic GICs	4,835	480		5,315
Total return swaps	243	600	297	546
Credit default swaps	430	65	270	225
Other	563	229	504	288

	9,494	4,553	1,071	12,976

Total	$20,152	$9,254	$3,794	$25,612

The following table is a summary of estimated fair value by derivative type and hedging strategy:

	December 31,
	2004	2003
	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$684	$723
Interest rate swaps	(6)	(4)
Forward starting interest rate swap agreements	(20)	(7)

	658	712

Fair value hedges:
Interest rate swaps	(6)	(3)
Credit default swaps	5	(1)
Other	1	2

	—	(2)

Derivatives not designated as hedging instruments:
Variable annuity riders	42
Total return swaps	(16)	(23)
Credit default swaps		1
Other	(5)	2

	21	(20)

Total	$679	$690

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represent an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

For the derivatives held as of December 31, 2004 and 2003, 92% and 94%, respectively, met the short-cut or critical terms method of assuming no ineffectiveness in the hedging relationship as specified in SFAS No. 133.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 10 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, Swiss Franc, and Canadian Dollar.

Forward starting interest rate swaps and financial futures contracts are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominately used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominately used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company has not discontinued any cash flow hedges of anticipated transactions. The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2004, 2003 and 2002. Over the next 12 months, the Company anticipates that $3 million of deferred gains on derivative instruments in accumulated OCI that will be reclassified to earnings. For the year ended December 31, 2004, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps and credit default swaps to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in the benchmark interest rate and credit risk.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

Credit default swap agreements (buy protection) are used to reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness or changes in the credit sector spread over the benchmark interest rate. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

For the years ended December 31, 2004, 2003, and 2002, the ineffectiveness related to fair value hedges was immaterial and was recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company issues certain insurance and reinsurance policies that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten year holding period. In addition, the Company offers a rider on certain variable annuity contracts that guarantees a minimum withdrawal benefit over a 14 year period subject to certain restrictions. These embedded derivatives are recorded on the consolidated statements of financial condition in future policy benefits at estimated fair value, with changes in their estimated fair value recorded in net realized investment gain (loss).

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide some of the ERISA Plan’s assets a guarantee of principal and interest, as they relate to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. The ERISA Plan absorbs default risk. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2004, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $5.3 billion compared to $4.8 billion as of December 31, 2003. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

The Company also enters into total return swaps, credit default swaps and interest rate swaps without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s equity risk, interest rate risk, credit risk, and for yield enhancement.

Put options/total return swaps are primarily used to economically hedge the changes in fair value due to equity risk associated with the variable annuity riders. These agreements generally involve the exchange of a fixed rate payment for the return of a specified index below a strike price. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Credit default swaps (sell protection), in combination with fixed maturity securities, are used to replicate the investment characteristics of another investment or instrument that may operate as a substitute for a cash market investment and increase the exposure to credit risk in underlying securities. The Company also enters into credit default swaps (buy protection) to economically reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness without applying hedge accounting. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

Net realized investment gains (losses) for the years ended December 31, 2004, 2003 and 2002 include ($17) million, $24 million and $3 million, respectively, related to realized gains and losses, changes in estimated fair value, and periodic net settlements of derivative instruments not designated as hedges.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of any collateral received. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. As of December 31, 2004, the Company received collateral of $427 million and no collateral was pledged to other counterparties. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange, and positions are marked to market and settled on a daily basis, the Company has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

The following table summarizes the notional and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2004
	Notional	Credit
	Amount	Exposure
	(In Millions)
AAA	$716	$99
AA	4,921	187
A	1,188	45

Total	$6,825	$331

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2004	2003
	(In Millions)
Universal life	$15,415	$14,123
Funding agreements	7,722	6,677
Fixed account liabilities	5,110	5,141
GICs	1,405	1,980

Total	$29,652	$27,921

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2004	2003
	(In Millions)
Annuity reserves	$3,814	$3,708
Unearned revenue reserve	502	479
Closed block liabilities	312	315
Policy benefits payable	165	191
Life insurance	100	100
Other	17	17

Total	$4,910	$4,810

11.	DEBT

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2004. Commercial paper debt outstanding as of December 31, 2003 was $125 million bearing an interest rate of 1.0%. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of December 31, 2004 and 2003. The credit facility matures in 2007.

During the first quarter of 2004, Pacific Life became a member of the Federal Home Loan Bank of San Francisco (FHLB). This membership required Pacific Life to purchase shares of the FHLB’s capital stock at a cost of $26 million. The capital stock will earn a quarterly dividend declared by the FHLB’s Board of Directors. Membership will enable Pacific Life to borrow from the FHLB amounts that are based on a percentage of statutory capital and surplus. During 2004, Pacific Life could have borrowed amounts up to $660 million. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. Of this amount, half, or $330 million, could have been borrowed for terms other than overnight, out to a maximum term of nine months. There were no borrowings outstanding with the FHLB as of December 31, 2004.

MLS has a broker lending agreement with a bank for a $25 million line of credit, of which $16 million was outstanding for the year ended December 31, 2004. The loan bears interest at the Federal funds rate plus a spread; such rates reset daily and was 3.2% as of December 31, 2004. The lending agreement has no specified maturity.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense, offset by interest earned on interest rate swaps of $3 million, amounted to $9 million for the year ended December 31, 2004. Interest expense amounted to $12 million for each of the years ended December 31, 2003 and 2002.

Pacific Life entered into interest rate swaps converting the fixed rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. In accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, the interest rate swaps were designated as fair value hedges of the surplus notes, and hedge effectiveness has been established because the interest rate swaps were constructed such that all critical terms of the interest rate swaps exactly match the surplus notes. The carrying value of the surplus notes is adjusted for the change in fair value due to movements in interest rates from the period the hedging relationship was designated, which is completely offset by the change in the fair value of the interest rate swaps. The fair value adjustment was an unrealized loss of $10 million as of December 31, 2004.

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2004		December 31, 2003
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
		(In Millions)
Assets:
Fixed maturity and equity securities (Note 8)	$26,233	$26,233	$23,497	$23,497
Trading securities	226	226	306	306
Mortgage loans	3,286	3,483	3,811	4,163
Policy loans	5,629	5,629	5,407	5,407
Interest in PIMCO (Note 4)	606	606	1,089	1,089
Other invested assets	114	114	121	100
Derivative instruments (Note 9)	758	758	830	830
Cash and cash equivalents	836	836	496	496
Liabilities:
Funding agreements and GICs	9,127	9,156	8,657	8,618
Fixed account liabilities	5,110	5,108	5,141	5,149
Short-term debt	16	16	125	125
Long-term debt	160	183	150	178
Derivative instruments (Note 9)	79	79	140	140

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2004 and 2003:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of the other invested assets is based on the ownership percentage of the underlying equity of the private equity investment.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GUARANTEED INTEREST CONTRACTS

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of long-term debt is based on market quotes.

13.	COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder’s equity. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross holding gain (loss):
Holding gain (loss) on securities available for sale	($46)	$417	$474
Holding gain (loss) on derivatives	68	56	(144)
Income tax	(8)	(167)	(115)
Reclassification adjustment:
Realized loss on sale of securities available for sale	43	159	243
Realized (gain) loss on derivatives	(8)	8	6
Income tax benefit	(12)	(59)	(87)
Net unrealized gain (loss) on discontinued operations, net of tax	(3)	2	3
Allocation of holding (gain) loss to future policy benefits	(24)	21	31
Allocation of holding (gain) loss to DAC	85	(2)	(116)
Income (taxes) benefit	(21)	(7)	30

Net unrealized gain on securities available for sale	74	428	325

Holding gain on interest in PIMCO	16	33	354
Income tax on holding gain	(7)	(9)	(129)
Reclassification of realized gain on sale of interest in PIMCO	(169)	(327)
Income tax on realized gain	59	123

Net unrealized gain (loss) on interest in PIMCO	(101)	(180)	225
Minimum pension liability and other adjustments	(5)	41	(44)

Total	($32)	$289	$506

14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of, the Company.

Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2004	2003
	(In Millions)
Universal life deposits	($106)	($99)
Future policy benefits	166	168
Premiums due	(54)	(72)
Paid claims	45	54
Unpaid claims	16	4
Other	13	31

As of December 31, 2004, 74% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Direct premiums	$239	$298	$237
Ceded reinsurance	(178)	(155)	(134)
Assumed reinsurance	43	34	14

Insurance premiums	$104	$177	$117

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Ceded reinsurance netted against policy fees	$108	$103	$78
Ceded reinsurance netted against net investment income	270	283	277
Ceded reinsurance netted against interest credited	200	217	219
Ceded reinsurance netted against policy benefits	145	139	122
Assumed reinsurance included in policy benefits	10	15	6

15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries do not participate in this plan. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by PIMCO.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2004 and 2003, the projected benefit obligation was $94 million and $84 million, respectively. The fair value of plan assets as of December 31, 2004 and 2003 was zero. The net periodic benefit cost of the SERPs was $9 million, $8 million and $6 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Service cost — benefits earned during the year	$18	$16	$15
Interest cost on projected benefit obligation	18	18	16
Expected return on plan assets	(18)	(13)	(14)
Amortization of net obligations and prior service cost	4	4	1

Net periodic pension expense	$22	$25	$18

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2004	2003
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$315	$279
Service cost	18	16
Interest cost	18	18
Transfer of liabilities and plan amendments	(1)
Actuarial loss	15	24
Benefits paid	(20)	(22)

Benefit obligation, end of year	$345	$315

Change in plan assets:
Fair value of plan assets, beginning of year	$242	$175
Actual return on plan assets	26	44
Employer contributions	19	45
Benefits paid	(20)	(22)

Fair value of plan assets, end of year	$267	$242

Funded status reconciliation:
Funded status	($78)	($73)
Unrecognized transition obligation	3	4
Unrecognized prior service cost	3	6
Unrecognized actuarial loss	60	58

Net amount recognized	($12)	($5)

	December 31,
	2004	2003
	(In Millions)
Amounts recognized in the consolidated statement of financial condition consist of:
Prepaid benefit cost	$65	$63
Accrued benefit liability	(95)	(86)
Intangible asset	6	9
Accumulated other comprehensive income	12	9

Net amount recognized	($12)	($5)

Other comprehensive (income) loss attributable to change in additional minimum pension liability	$3	($59)

	December 31,
	2004	2003
Weighted-average assumptions used to determine benefit obligations:
Discount rate	5.75%	6.00%
Rate of compensation increase	4.00%	4.00%

	Years Ended December 31,
	2004	2003	2002
Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	6.00%	6.75%	7.00%
Expected long-term return on plan assets	8.00%	8.00%	8.50%
Rate of compensation increase	4.00%	4.00%	4.50%

In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. The Company also considers current market conditions, as well as the views of financial advisers and economists.

Benefit payments for the year ended December 31, 2004 amounted to $20 million. Pacific Life expects to contribute $14 million to the plans in 2005. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2005	$31
2006	34
2007	44
2008	31
2009	32
2010-2014	167

The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2004	2003
Asset category:
Equity-type investments	63%	67%
Fixed income investments	32%	33%
Other	5%

Total	100%	100%

It is intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments are consistent with the assumption that more than average risk and appropriate overall diversification is maintained and liquidity is sufficient to meet cash flow requirements. The targeted portfolio allocation is 70-80% equity-type and 20-30% fixed income investments. The defined benefit pension plan establishes and maintains a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provides the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2004, 2003 and 2002 was $1 million. As of December 31, 2004 and 2003, the accumulated benefit obligation was $21 million. The actuarial gain due to the Medicare Subsidy was $2 million as of December 31, 2004. The fair value of the plan assets as of December 31, 2004 and 2003 was zero. The amount of accrued benefit cost included in other liabilities was $22 million as of December 31, 2004 and 2003.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 11.0% and 12.0% for 2004 and 2003, respectively, and is assumed to decrease gradually to 5.0% in 2010 and remain at that level thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2004 would be increased by 7.1%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.4%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2004 would be decreased by 6.3%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 5.7%.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.75% and 6.0% for 2004 and 2003, respectively.

Benefit payments for the year ended December 31, 2004 amounted to $3 million, which included $1 million of participant contributions. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2005	$3
2006	3
2007	4
2008	4
2009	4
2010-2014	12

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $11 million, $11 million and $10 million for the years ended December 31, 2004, 2003 and 2002, respectively, and are included in operating expenses.

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan. Interest and principal payments made by the ESOP to Pacific Life are funded by contributions from Pacific Life.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants is different from the original issue price of those shares, the difference is recorded in paid-in capital.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

16.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Current	$185	$172	($120)
Deferred	(43)	(23)	(9)

Provision for income taxes (benefit) from continuing operations	142	149	(129)
Provision for income taxes on discontinued operations	18	14	17
Deferred income tax provision on cumulative adjustment due to change in accounting principle	(11)

Total	$149	$163	($112)

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Deferred policy acquisition costs	$78	$125	$119
Investment valuation	48	42	(34)
Hedging	40	(13)	(1)
Partnership income	34	19	(20)
Low income housing tax credit carryover		74	(43)
Policyholder reserves	(61)	(113)	(29)
Interest in PIMCO (Note 4)	(203)	(147)	(8)
Other	15	(13)	8

Provision for deferred taxes	(49)	(26)	(8)
Deferrred taxes from discontinued operations	(5)	3	(1)
Deferred taxes on cumulative adjustment due to change in accounting principle	11

Provision for deferred taxes from continuing operations	($43)	($23)	($9)

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$241	$195	($46)
State income taxes	1	11	3
Nontaxable investment income	(25)	(16)	(9)
Low income housing and foreign tax credits	(32)	(30)	(32)
Amounts related to prior periods	(42)	(10)	(39)
Change in state effective rate	(2)
Other	1	(1)	(6)

Provision for income taxes (benefit) from continuing operations	$142	$149	($129)

The net deferred tax liability, included in other liabilities as of December 31, 2004 and 2003, is comprised of the following tax effected temporary differences:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Policyholder reserves	$380	$319
Investment valuation	78	126
Deferred compensation	36	34
Retirement benefits	19	18
Dividends to policyholders	5	6
Other	4	13

Total deferred tax assets	522	516

Deferred tax liabilities:
DAC	(522)	(444)
Partnership income	(57)	(23)
Hedging	(43)	(3)
Interest in PIMCO (Note 4)	(37)	(240)
Depreciation	(18)	(10)

Total deferred tax liabilities	(677)	(720)

Net deferred tax liability from operations	(155)	(204)
Unrealized gain on derivatives and securities available for sale	(489)	(450)
Unrealized gain on interest in PIMCO (Note 4)	(77)	(129)
Minimum pension liability and other adjustments	4	2

Net deferred tax liability	($717)	($781)

17.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. In addition, Annuities & Mutual Funds also offers the Pacific Funds, a multi-class, open-end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products. The group insurance segment (Note 6) is included in Corporate and Other as discontinued operations.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2004 and 2003, the Company had foreign investments of $5.9 billion and $5.2 billion, respectively.

The following is segment information as of and for the year ended December 31, 2004:

			Annuities
	Life	Institutional	& Mutual	Broker-	Corporate
	Insurance	Products	Funds	Dealers	and Other	Total
	(In Millions)
REVENUES
Policy fees	$867	$3	$393			$1,263
Insurance premiums	(91)	195				104
Net investment income	730	821	224	$2	$58	1,835
Net realized investment gain (loss)	(11)	(25)	51		(13)	2
Net realized investment gain on interest in PIMCO					169	169
Commission revenue			4	806	(540)	270
Investment advisory fees	25		177	46		248
Other income		4	1	21	27	53

Total revenues	1,520	998	850	875	(299)	3,944

BENEFITS AND EXPENSES
Interest credited	539	425	161			1,125
Policy benefits	256	438	21			715
Commission expenses	253	4	262	742	(540)	721
Operating expenses	250	28	190	131	95	694

Total benefits and expenses	1,298	895	634	873	(445)	3,255

Income from continuing operations before provision for income taxes	222	103	216	2	146	689
Provision for income taxes	54	17	27	1	43	142

Income from continuing operations	168	86	189	1	103	547
Income from discontinued operations, net of taxes (Note 6)					33	33
Cumulative adjustment due to change in accounting principle, net of taxes	2		(21)			(19)

Net income	$170	$86	$168	$1	$136	$561

Total assets	$23,561	$15,665	$33,616	$176	$1,603	$74,621
DAC	1,322	76	1,880			3,278
Separate account assets	4,730	199	27,103			32,032
Policyholder and contract liabilities	16,647	13,339	4,576			34,562
Separate account liabilities	4,730	199	27,103			32,032

The following is segment information as of and for the year ended December 31, 2003:

			Annuities
	Life	Institutional	& Mutual	Broker-	Corporate
	Insurance	Products	Funds	Dealers	and Other	Total
	(In Millions)
REVENUES
Policy fees	$644	$3	$285			$932
Insurance premiums	(76)	253				177
Net investment income	685	876	197	$1	$14	1,773
Net realized investment gain (loss)	(64)	(67)	(7)		59	(79)
Net realized investment gain on interest in PIMCO					327	327
Commission revenue			1	715	(496)	220
Investment advisory fees	21		117	36		174
Other income		4		24	28	56

Total revenues	1,210	1,069	593	776	(68)	3,580

BENEFITS AND EXPENSES
Interest credited	544	455	154			1,153
Policy benefits	253	499	18			770
Commission expenses	115	4	213	676	(496)	512
Operating expenses	187	20	160	100	121	588

Total benefits and expenses	1,099	978	545	776	(375)	3,023

Income from continuing operations before provision for income taxes	111	91	48		307	557
Provision for income taxes	9	11	1		128	149

Income from continuing operations	102	80	47	—	179	408
Income from discontinued operations, net of taxes (Note 6)					28	28

Net income	$102	$80	$47	$0	$207	$436

Total assets	$21,303	$14,911	$26,757	$114	$2,253	$65,338
DAC	1,197	73	1,547			2,817
Separate account assets	4,083	419	20,661			25,163
Policyholder and contract liabilities	15,315	12,765	4,651			32,731
Separate account liabilities	4,083	419	20,661			25,163

The following is segment information for the year ended December 31, 2002:

			Annuities
	Life	Institutional	& Mutual	Broker-	Corporate
	Insurance	Products	Funds	Dealers	and Other	Total
	(In Millions)
REVENUES
Policy fees	$604	$3	$250			$857
Insurance premiums	(74)	191				117
Net investment income	668	806	119	$1	$74	1,668
Net realized investment loss	(83)	(71)	(11)		(104)	(269)
Commission revenue			1	576	(385)	192
Investment advisory fees	20		100	33		153
Other income	6	9	1	11	34	61

Total revenues	1,141	938	460	621	(381)	2,779

BENEFITS AND EXPENSES
Interest credited	530	459	94			1,083
Policy benefits	240	428	69			737
Commission expenses	116	7	222	534	(385)	494
Operating expenses	165	15	160	86	170	596

Total benefits and expenses	1,051	909	545	620	(215)	2,910

Income (loss) from continuing operations before provision for income taxes (benefit)	90	29	(85)	1	(166)	(131)
Provision for income taxes (benefit)	11	(3)	(34)		(103)	(129)

Income (loss) from continuing operations	79	32	(51)	1	(63)	(2)
Income from discontinued operations, net of taxes (Note 6)					31	31

Net income (loss)	$79	$32	($51)	$1	($32)	$29

18.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contract holders, and the Pacific Funds (Note 17). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $205 million, $141 million and $123 million for the years ended December 31, 2004, 2003 and 2002, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $3 million, $4 million and $4 million for the years ended December 31, 2004, 2003 and 2002, respectively.

As discussed in Note 5, Scottish was an affiliate of the Company through the first quarter of 2004. Included in insurance premiums are amounts ceded to subsidiaries of Scottish of $5 million, $16 million and $3 million for the quarter ended March 31, 2004 and the years ended December 31, 2003 and 2002, respectively.

19.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments, primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2005	$555
2006 through 2009	382
2010 and thereafter	27

Total	$964

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $14 million, $13 million and $13 million for the years ended December 31, 2004, 2003 and 2002, respectively. Operating leases related to the sale of the group insurance segment business will be transferred to PacifiCare. Aggregate minimum future commitments, including $38 million related to discontinued operations, are as follows (In Millions):

Years Ending December 31:
2005	$20
2006 through 2009	48
2010 and thereafter	18

Total	$86

In connection with the operations of certain of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company has from time to time divested certain of its businesses. In connection with such divestitures, there may be lawsuits, claims and proceedings instituted or asserted against the Company related to the period that the businesses were owned by the Company or pursuant to indemnifications provided by the Company in connection with the respective transactions, with terms that range in duration and often are not explicitly defined. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters and, therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company provides routine indemnifications relating to lease agreements. Currently, the Company has several such agreements in place with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

For all derivative contracts with a counterparty, the Company enters into master agreements that may include a termination event clause associated with the Company’s credit rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2004, the Company did not approach the specified level.

The Company operates in a business environment, which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities is not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, the Company does not anticipate nonperformance by the counterparties. The Company determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives, which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

PART II

Part C: OTHER INFORMATION

     Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Part A: None

Part B:

(1)	Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2004 which are incorporated by reference from the 2004 Annual Report include the following for Separate Account A:

Statements of Assets and Liabilities Statements of Operations Statements of Changes in Net Assets Notes to Financial Statements Report of Independent Registered Public Accounting Firm

(2)	Depositor’s Financial Statements

Audited Consolidated Financial Statements dated as of December 31, 2004 and 2003, and for the three year period ended December 31, 2004, included in Part B include the following for Pacific Life:

Independent Auditors’ Report
     Consolidated Statements of Financial Condition
     Consolidated Statements of Operations
     Consolidated Statements of Stockholder’s Equity
     Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

(b)	Exhibits

1.	(a)	Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Account A and Memorandum establishing Separate Account A.[1]

	(b)	Memorandum Establishing Two New Variable Accounts — Aggressive Equity and Emerging Markets Portfolios.[1]

	(c)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws.[3]

2.	Not applicable

3.	(a)	Distribution Agreement between Pacific Mutual Life and Pacific Select Distributors, Inc. (“PSD”)[1]

	(b)	Form of Selling Agreement between Pacific Mutual Life, PSD and Various Broker Dealers [1]

4.	(a)	(1) Form of Individual Flexible Premium Variable Accumulation Annuity Contract[2]

(2) Form of Individual Flexible Premium Variable Accumulation Annuity Contract (Form No. 10-1101)[17]

(3) Form of Individual Flexible Premium Variable Accumulation Annuity Contract (Form No. 10-1116)[20]

	(b)	Qualified Plan Loan Endorsement[1]

	(c)	Qualified Pension Plan Rider[1]

	(d)	403(b) Tax-Sheltered Annuity Rider[12]

	(e)	Section 457 Plan Rider[1]

	(f)	Endorsement for 403(b) Texas Optional Retirement Program (ORP)[1]

	(g)	Individual Retirement Annuity Rider (Form No. 20-18900)[14]

	(h)	Roth Individual Retirement Annuity Rider (Form No. 20-19000)[14]

	(i)	SIMPLE Individual Retirement Annuity Rider (Form No. 20-19100)[14]

	(j)	Qualified Retirement Plan Rider[12]

	(k)	Guaranteed Minimum Death Benefit Endorsement (Form E-GMDB 398)[3]

	(l)	(1) Enhanced Guaranteed Minimum Death Benefit Rider (Form R-EGMDB398)[3]

(2) Enhanced Guaranteed Minimum Death Benefit Rider (Form 20-18200)[14]

	(m)	Guaranteed Income Advantage (GIA) Rider (Form No. 23-113499)[5]

	(n)	Guaranteed Earnings Enhancement (EEG) Rider (Form No. 20-14900)[9]

	(o)	Form of Guaranteed Protection Advantage (GPA) Rider (Form No. 20-16200)[11]

	(p)	Guaranteed Protection Advantage (GPA) Rider (Form No. 20-17700)[13]

	(q)	Form of Guaranteed Protection Advantage 5 Rider (Form No. 20-19600)[19]

	(r)	(1) Income Access Rider/(Form No. 20-19808)[15]

(2) Form of Income Access Rider (Form No. 20-1104)[19]

	(s)	Form of DCA Plus Fixed Option Rider (Form No. 20-1103)[18]

	(t)	Form of Guaranteed Income Advantage 5 Rider (Form No. 20-1602)[19]

	(u)	Guaranteed Income Annuity Rider (Form No. 20-1118)[20]

	(v)	Guaranteed Withdrawal Benefit Rider (Form No. 20-1119); also known as Income Access Plus Rider[20]

	(w)	Stepped-Up Death Benefit Rider (Form No. 20-1117)[20]

5.	(a)	(1) Variable Annuity Application. (Form No. 25-12410)[8]

(2) Form of Variable Annuity Application (Form No. 25-1101)[17]

(3) Form of Variable Annuity Application For Pacific Portfolios (Form No. 25-1116)[20]

(4) Form of Variable Annuity Application for Pacific Portfolios for Bank One (Form No. 25-1116)[20]

	(b)	Variable Annuity PAC APP[1]

	(c)	Application/ Confirmation Form[6]

	(d)	Form of Guaranteed Earnings Enhancement (EEG) Rider Request Application[9]

	(e)	Guaranteed Protection Advantage (GPA) Rider Request Form (Form No. 2066-2A)[13]

	(f)	Form of Guaranteed Protection Advantage 5 Rider Request Form (Form No. 2311-3A)[15]

	(g)	Form of Income Access Rider Request Form (Form No. 2315-A)[15]

	(h)	Form of Portfolio Optimization Rider Request Form (Form No. 2311-5A)[20]

	(i)	Form of Portfolio Optimization Enrollment/Rider Request Form (Form No. 2150-5B)

6.	(a)	Pacific Life's Articles of Incorporation[3]

	(b)	By-laws of Pacific Life[3]

7.	Not applicable

8.	Fund Participation Agreement[10]

	(a)	Fund Participation Agreement[10]

	(b)	Addendum to Fund Participation Agreement (adding the Strategic Value and Focused 30 Portfolios)[10]

	(c)	Addendum to Fund Participation Agreement (adding nine new Portfolios)[10]

	(d)	Addendum to Fund Participation Agreement (adding the Equity Income and Research Portfolios)[12]

	(e)	Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select
Distributions, Inc., American Funds Insurance Series, American Funds Distributors,
and Capital Research and Management Company[21]

9.	Opinion and Consent of legal officer of Pacific Mutual Life as to the legality of Contracts being registered.[1]

10.	Consent of Independent Registered Public Accounting Firm

11.	Not applicable

12.	Not applicable

13.	Not applicable

14.	Not applicable

15.	Powers of Attorney[12]

16.	Not applicable

[1]	Included in Registrant’s Form N-4, File No. 33-88460, Accession No. 0000898430-96-001377 filed on April 19, 1996 and incorporated by reference herein.

[2]	Included in Registrant’s Form N-4, File No. 33-88460, Accession No. 0001017062-97-000794 filed on April 30, 1997 and incorporated by reference herein.

[3]	Included in Registrant’s Form N-4, File No. 33-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998 and incorporated by reference herein.

[4]	Included in Registrant’s Form N-4, File No. 33-88460, Accession No. 0001017062-99-000659 filed on April 15, 1999 and incorporated by reference.

[5]	Included in Registrant’s Form 497, File No. 33-88460, Accession No. 0001017062-99-001607 filed on September 14, 1999 and incorporated by reference herein.

[6]	Included in Registrant’s Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000577 filed on February 29, 2000 and incorporated by reference herein.

[7]	Included in Registrant’s Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000955 filed on April 21, 2000 and incorporated by reference herein.

[8]	Included in Registrant’s Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000955 filed on December 7, 2000 and incorporated by reference herein.

[9]	Included in Registrant’s Form N-4/A, File No. 33-88460, Accession No. 0001017062-01-000459 filed on March 2, 2001, and incorporated by reference herein.

[10]	Included in Registrant’s Form N-4/A, File No. 33-88460, Accession No. 0001017062-01-500083 filed on April 25, 2001 and incorporated by reference herein.

[11]	Included in Registrant’s Form N-4/A, File No. 33-88460, Accession No. 0000898430-01-503116 filed on October 25, 2001, and incorporated by reference herein.

[12]	Included in Registrant’s Form N-4/B, File No. 33-88460, Accession No. 0001017062-02-000783 filed on April 30, 2002, and incorporated by reference herein.

[13]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001017062-02-001397 filed on July 19, 2002 and incorporated by reference herein.

[14]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001017062-02-002150 filed on December 19, 2002 and incorporated by reference herein.

[15]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001017062-03-000466 filed on March 18, 2003 and incorporated by reference herein.

[16]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001017062-03-000930 filed on April 25, 2003 and incorporated by reference herein.

[17]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001193125-03-015132 filed on June 30, 2003 and incorporated by reference herein.

[18]	Included in Registrant’s Form N-4/A, File No. 033-88460, Accession No. 0001193125-03-099259 filed on December 24, 2003 and incorporated by reference herein.

[19]	Included in Registrant’s Form N-4/B, File No. 033-88460, Accession No. 0001193125-04-031337 filed on February 27, 2004 and incorporated by reference herein.

[20]	Included in Registrant’s Form N-4/A, File No. 033-88460, Accession No. 0000892569-04-000888 filed on October 15, 2004 and incorporated by reference herein.

[21]	Included in Registrant’s Form N-4/B, File No. 333-93059, as Exhibit 8(e), Accession No. 0000892569-05-000253 filed on April 19, 2005 and incorporated by reference herein.

Item 25. Directors and Officers of Pacific Life

Positions and Offices
Name and Address	with Pacific Life
Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Glenn S. Schafer	Director and President
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Edward R. Byrd	Vice President, Controller and Chief Accounting Officer
Brian D. Klemens	Vice President and Treasurer
Gerald W. Robinson	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A

     The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Other subsidiaries of Pacific LifeCorp are: a 91% ownership of Aviation Capital Group Holding Corp. (a Delaware Corporation); College Savings Bank (a New Jersey Chartered Capital Stock Savings Bank) and its subsidiary College Savings Trust (a Montana Chartered Uninsured Trust Company); Pacific Asset Funding, LLC (a Delaware Limited Liability Company) and its subsidiaries PL Trading Company, LLC (a Delaware Limited Liability Company) and Pacific Life Trade Services, Limited (a Hong Kong Limited Corporation); and Pacific Life & Annuity Services, Inc. (a Colorado Corporation). A Subsidiary of Aviation Capital Group Holding Corp., is Aviation Capital Group Corp. (a Delaware Corporation), which in turn, is the parent of: ACG Acquisition V Corporation (a Delaware Corporation), and ACG Trust II Holding LLC, a 50% ownership of ACG Acquisition VI LLC (a Nevada Limited Liability Company); a 33% ownership of ACG Acquisition IX LLC and ACG Acquisition 40 LLC; and ACG Trust 2004-1 Holding LLC and its subsidiary ACG Funding Trust 2004-1 (a Delaware Statutory Trust). ACG Trust II Holding LLC owns Aviation Capital Group Trust II (a Delaware statutory trust), which in turn owns ACG Acquisition XXV LLC, and ACG Acquisition XXIX LLC. Subsidiaries of ACG Acquisition XXV LLC are ACG Acquisition 37-38 LLCS and ACG Acquisition Ireland II, Limited (an Irish Corporation). Subsidiaries of ACG Acquisition XXIX LLC are: ACG Acquisition XXX LLC; ACG Acquisition 31-36 and 39 LLCs; and ACGFS LLC. Subsidiaries of ACG Acquisition VI LLC are: a 34% ownership of ACG Acquisition VIII LLC; a 20% ownership of ACG Acquisition XIV LLC; and a 20% ownership of ACG XIX LLC, which in turn owns ACG XIX Holding LLC, which owns Aviation Capital Group Trust (a Delaware statutory trust). Subsidiaries of Aviation Capital Group Trust are: ACG Acquisition XV LLC; ACG Acquisition XX LLC and its subsidiaries ACG Acquisition Ireland, Limited (an Irish Corporation) and ACG Acquisition Labuan Ltd. (a Labuan Corporation); and ACG Acquisition XXI, LLC. Pacific Life is the parent company of: Pacific Life & Annuity Company (an Arizona Stock Life Insurance Company); Pacific Select Distributors, Inc.; Pacific Asset Management LLC (a Delaware Limited Liability Company); Confederation Life Insurance and Annuity Company (a Georgia Company); a 50% ownership of Asset Management Finance Corporation (a Delaware Corporation) and its Subsidiary, AMF-ACM Finance LLC (a Delaware LLC); an 8% ownership of Scottish Re Group Limited [(a Grand Cayman Islands Holding Company) abbreviated structure]; a 95% ownership of Grayhawk Golf Holdings, LLC (a Delaware Limited Liability Company), and its subsidiary Grayhawk Golf L.L.C. (an Arizona Limited Liability Company); a 67% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company) and its subsidiary Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company); Las Vegas Golf I, LLC (a Delaware Limited Liability Company) and its subsidiary, Angel Park Golf LLC (a Nevada Limited Liability Company). Subsidiaries of Pacific Asset Management LLC are: a 40% ownership of Carson-Pacific LLC (a Delaware Limited Liability Company); Pacific Financial Products Inc. (a Delaware Corporation); and Allianz-Pac Life Partners LLC, a non-managing membership interest (a Delaware Limited Liability Company). Allianz-PacLife Partners LLC and Pacific Financial Products, Inc., own the Class E units of Allianz Global Investors of America L.P. (a Delaware Limited Partnership); and CW Atlanta LLC (a Delaware LLC) and a 90% ownership of its Subsidiary, City Walk Towers, LLC (a Delaware LLC). Subsidiaries of Pacific Select Distributors, Inc., include: Associated Financial Group, Inc., Mutual Service Corporation (a Michigan Corporation) and its subsidiary, Contemporary Financial Solutions, Inc. (a Delaware Corporation), United Planners’ Group, Inc. (an Arizona Corporation), a 62% ownership of Waterstone Financial Group, Inc. (an Illinois Corporation); and M.L. Stern & Co., LLC (a Delaware Limited Liability Company) and its subsidiary, Tower Asset Management, LLC (a Delaware Limited Liability Company). Subsidiaries of Associated Financial Group, Inc., are Associated Planners Investment Advisory, Inc., and Associated Securities Corp.; United Planners’ Group, Inc. is the general partner and holds an approximately 45% general partnership interest in United Planners’ Financial Services of America (an Arizona Limited Partnership). Subsidiaries of United Planners’ Financial Services of America are UPFSA Insurance Agency of Arizona, Inc. (an Arizona Corporation), and United Planners Insurance Agency of Massachusetts, Inc. (a Massachusetts Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 27. Number of Contractholders

1) Pacific Portfolios — Approximately	46,126	Qualified
	45,622	Non Qualified
2) Pacific Portfolios for Chase — Approximately	3,443	Qualified
	5,662	Non Qualified

Item 28. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29. Principal Underwriters

(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company,

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31. Management Services

Not applicable

Item 32. Undertakings

The registrant hereby undertakes:

(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)-(d) of the Rule have been complied with.

     (c) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 31 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 21st day of April, 2005.

SEPARATE ACCOUNT A
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:

Thomas C. Sutton*
Chairman and Chief Executive Officer

By:	PACIFIC LIFE INSURANCE COMPANY (Depositor)

By:

Thomas C. Sutton*
Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 31 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Thomas C. Sutton*	Director, Chairman of the Board and Chief Executive Officer	April 21, 2005

Glenn S. Schafer*	Director and President	April 21, 2005

Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	April 21, 2005

David R. Carmichael*	Director, Senior Vice President and General Counsel	April 21, 2005

Audrey L. Milfs*	Director, Vice President and Corporate Secretary	April 21, 2005

Edward R. Byrd*	Vice President, Controller and Chief Accounting Officer	April 21, 2005

Brian D. Klemens*	Vice President and Treasurer	April 21, 2005

Gerald W. Robinson*	Executive Vice President	April 21, 2005

*By:	/s/ DAVID R. CARMICHAEL	April 21, 2005

David R. Carmichael as attorney-in-fact

(Powers of Attorney are contained in Post-Effective Amendment No. 14 to the Registration Statement filed on April 30, 2002, on Form N-4/B for Separate Account A, File No. 33-88460, Accession No. 0001017062-02-000783, as Exhibit 15.)